[GRAPHIC OMITTED]



THE GCG TRUST
Annual Report, December 31, 2000

GOLDENSELECT[REGISTRATION MARK] PRODUCTS ARE ISSUED BY
GOLDEN AMERICAN LIFE INSURANCE COMPANY
AND DISTRIBUTED BY DIRECTED SERVICES, INC., MEMBER NASD





                                        ING [GRAPHIC OMITTED] VARIABLE ANNUITIES

    TABLE OF CONTENTS
=================================================

                                  THE GCG TRUST

                                                                          PAGE
                                                                         ------
Chairman's Letter ......................................................     1
Portfolio Manager Reports ..............................................     2
Statements of Assets and Liabilities ...................................    32
Statements of Operations ...............................................    36
Statements of Changes in Net Assets ....................................    40
Financial Highlights ...................................................    48
Portfolios of Investments ..............................................    76
Notes to Financial Statements ..........................................   135

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  The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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ING VARIABLE ANNUITIES

1475 Dunwoody Drive, West Chester, PA 19380








                                                                January 29, 2001

Dear Shareholder of The GCG Trust:

We at ING VARIABLE ANNUITIES, home of GOLDENSELECT[REGISTRATION MARK], are pleased to present to you the Annual Report of the GCG Trust (the "Trust") for the 12 months ending December 31, 2000. The following report provides information about the performance and financial position of the portfolios within the Trust.

It has been an extraordinary year in the stock market. We started the year seeing that Y2K had come and gone with minor incident. "New economy" and Internet stocks were the high fliers. However, the market correction began before the first quarter ended. The stock market experienced its worst year since 1990. The S&P 500 returned -9.1%, The Dow Jones Industrial Average returned -6.2% and the NASDAQ Composite Index returned -39.3%. However, the Lehman Brothers Aggregate Bond Index rose 11.6% during the year. We feel the lessons from the last year have been to stay focused on your long-term financial goals and to remember that diversification over several asset classes remains as important as ever.

After June 30, 2000, the date of the Trust's Semi-Annual report, we introduced four additional portfolios to the Trust's lineup:

   o Asset Allocation Growth Series and Diversified Mid-Cap Series were added with Fidelity Management & Research Company as the Portfolio Manager. These portfolios were added October 2, 2000.

   o Growth and Income Series and Special Situations Series were added with Janus Capital Corporation as the Portfolio Manager. These portfolios also were added October 2, 2000.

We are confident that these additions will continue to make ING VARIABLE ANNUITIES an attractive choice for your long-range financial planning. ING VARIABLE ANNUITIES offers a wide range of investment portfolios spanning across many asset classes. We encourage you to discuss these options with your financial representative.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust, or any products, including charges and expenses, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing.

As  always,   thank  you  for   choosing  ING   VARIABLE   ANNUITIES,   home  of
GOLDENSELECT[REGISTRATION MARK].

Sincerely

/S/SIGNATURE

Barnett Chernow
President
The GCG Trust

                                  THE GCG TRUST

                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM DURING 2000?

The Liquid Asset Series (the "Series") generated a 6.05% net total return for 2000. The Merrill Lynch 3-Month U.S. Treasury Bill Index had a total return of 6.18% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

We began the year with concerns about the strength of the economy and ended with concerns about the economy's weakness. We began the year with a Federal Reserve Board ("Fed") Funds target rate of 5.50% and a strong economy. The Fed raised its target Fed Funds rate by 1% in the first quarter to 6.50%. These increases occurred in two 1/4 of 1% increments in February and March and a 1/2 of 1% increase in May. As intended by the Fed, the economy moderated in the second quarter, perhaps too significantly, and we ended the year with the Fed suggesting that "economic weakness" is the greatest threat to a record-long U.S. expansion. Short-term interest rates moved in tandem with the Fed. For example, one-year LIBOR began the year at 6.50%, then peaked at 7.50% in May and ended the year at 6.00%. Similarly, three-month LIBOR began the year at 6.00%, peaked at 6.87% in June and ended the year at 6.40%.

During the first half of the year, the Series outperformed by keeping its average maturity shorter than competitors and then extending after each increase in the Fed Funds rate. Beginning in early summer with the Fed Funds rate at 6.50%, the Series' average maturity was kept longer than competitors expressing our view that short-term rates were higher than merited.

The Series continues to have large liquidity needs often consisting of as much as one-third of fund assets. The successful management of the Series' average maturity in the face of the Fed moves is responsible for its solid performance for the year.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?

In the first week of 2001, the FOMC lowered rates by 1/2 of 1%. It was the first time the Fed initiated a round of interest rate moves with a half point change. In addition, it was the first time since February 1991, when the U.S. economy was in a recession, that the Fed cut rates in-between meetings by a half-point. The FOMC indicated that its "actions were taken in light of further weakening of sales and production, and in the context of lower consumer confidence, tight conditions in some segments of financial markets, and high energy prices sapping household and business purchasing power." The Fed lowered its Fed Funds target again at its January 31, 2001 meeting and is expected to do it again throughout the first quarter of 2001. The market has indicated that the Fed Funds target could be 4.75% by June 2001 and economists' targets for the Fed Funds rate range from 4.50% to 5.25% by year-end. As such, short-term rates continue to decline. The Series will attempt to barbell its portfolio. Longer-maturity securities will be purchased where it makes sense given anticipated declines in the Fed Funds target and short-term rates.

                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       6.05%
                                      5 YEAR       5.19%
                                     10 YEAR       4.65%
                 SINCE 1/24/1989 (INCEPTION)       5.19%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

AN INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Morgan Stanley Repurchase Agreement,
         6.450% due 01/02/01                               13.2%
   2.    Goldman Sachs Repurchase Agreement,
         6.400% due 01/02/01                               12.9%
   3.    Barclays Bank Plc, NY, 6.700% due 01/08/01         2.1%
   4.    First Union National Bank, 7.000% due 04/30/01     1.4%
   5.    Caterpillar Financial Services Corporation,
         6.813% due 02/22/01                                1.4%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Financial                                         71.6%
   2.    Asset Backed Securities                           13.9%
   3.    Communications                                     6.1%
   4.    Consumer Staples                                   3.7%
   5.    Machinery & Equipment                              2.0%

                                  THE GCG TRUST

                          LIMITED MATURITY BOND SERIES

WHAT WAS THE SERIES PERFORMANCE DURING 2000?

The Limited  Maturity  Bond Series (the  "Series")  returned  7.73% for the year
versus   8.88%   for  the   benchmark,   the   Merrill   Lynch   1-5  Year  U.S.
Corporate/Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

We began the year with a Federal Reserve Board ("Fed") Funds target rate of 5.50% and a strong economy. In an effort to prevent the economy from over-heating, the Fed raised rates by 1% in the first quarter of 2000 to 6.50%. As intended by the Fed, the economy moderated in the second quarter of 2000, perhaps too significantly, and we ended the year with the Fed suggesting that "economic weakness" is the greatest threat to a record-long U.S. expansion.

The U.S. Treasury curve inverted in January primarily due to technical factors including the U.S. government surplus and expectations of the elimination of long-dated Treasury securities. Then, throughout the year, U.S. Treasury securities rallied significantly as demonstrated by the 30-year Treasury which began the year at 6.48% and ended at 5.46%. However, as the Treasury curve rallied and U.S. Treasury bonds and notes increased in value, spread product
(i.e., corporate bonds), did not follow suit. Much of this was due to the increased leverage of corporate issuers during strong economic times and the resulting decline in credit quality.

Thus, for the year, the U.S. dollar fixed income markets reported their best year of return since 1995 attributed to the significant rally in the Treasury curve. However, while all sectors reported positive returns and outperformed the equity markets, most spread sectors recorded their worst relative performance to U.S. Treasury obligations in the past decade. U.S. investment grade corporates underperformed Treasuries by over 4% and mortgages underperformed by less than 1%. Asset-backed securities slightly outperformed Treasuries.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

The bond market was unmerciful to any company that disappointed on earnings, sales or surprised on almost any other matter. We attribute the Series underperformance primarily to event risk associated with three corporate holdings. Each of these bonds were sold or traded at distressed levels which impacted negatively the Series performance and demonstrated another phenomena of 2000, the fall of numerous investment grade companies to distressed trading levels. Altogether, the three securities cost the fund 0.73% in performance for the year.

HOW MIGHT THE U.S. ECONOMY AND INTEREST RATE CHANGES IMPACT THE SERIES?
On January 3, 2001 the FOMC lowered the Fed Funds rate by 1/2 of 1% to 6.00%. Many economists are concerned that the U.S. economy may already be in a recession. In addition, strategists are calling for an additional 1% or more of Fed easing over the year with targets ranging from 4.50% to 5.25% in the Fed Funds rate by year-end. Additional pain will be felt as companies begin reporting fourth quarter 2000 results which are expected to be weak and first quarter 2001 GDP numbers are released which are also expected to be very weak if not negative. On the other hand, the Fed's 1/2 of 1% ease has brought confidence to the markets with resulting calls of recovery by the second quarter of 2001. This confidence in the Fed leads many to believe the worst will be behind us by the end of the first quarter of 2001. Historically, in such scenarios, spread sectors outperform and lower-rated corporates perform better than their higher rated counterparts. In addition, longer-duration portfolios historically outperform when the Fed is easing.

The Series will continue to overweight corporates with a continued focus on higher quality names. As in 2000, security selection will remain a very important factor. While the Series continues to own and overweight BBB-rated corporates, it owns them selectively. Duration will be kept in line to slightly longer than the benchmark.

                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       7.73%
                                      5 YEAR       5.31%
                                     10 YEAR       5.89%
                 SINCE 1/24/1989 (INCEPTION)       6.39%
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[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                      Merrill Lynch 1-5 Year
         Limited Maturity Bond Series                 Corp./Gov't Bond Index
1/24/89          $10,000                                      $10,000
12/1/89           10,958.3                                     11,060.4
12/1/90           11,820.5                                     12,138
12/1/91           13,152.7                                     13,700.9
12/1/92           13,789.4                                     14,621.7
12/1/93           14,644.2                                     15,626.3
12/1/94           14,470.2                                     15,511.3
12/1/95           16,166.6                                     17,501
12/1/96           16,864.7                                     18,283.7
12/1/97           17,989.7                                     19,584.1
12/1/98           19,224.2                                     21,100.8
12/1/99           19,441.2                                     21,531.5
12/1/00           20,944.3                                     23,442


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998, INGInvestment Management, LLC became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    U.S. Treasury Notes, due through 2005
         ranging from 4.250% to 7.500%                     42.0%
   2.    Federal Home Loan Mortgage Corporation
         6.625% due 08/15/02                                2.0%
   3.    Federal National Mortgage Association,
         7.000% due 07/15/05                                1.7%
   4.    El Paso Natural Gas Corporation, 6.750%
         due 11/15/03                                       1.5%
   5.    Phelps Dodge Corporation, 9.875% due 06/13/01      1.4%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Federal Agency & Government                       54.1%
   2.    Financial                                         18.0%
   3.    Asset Backed Securities                            6.0%
   4.    Services                                           5.7%
   5.    Telecommunications                                 4.2%

                                  THE GCG TRUST

                           GLOBAL FIXED INCOME SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?

The Global Fixed Income Series (the "Series") generated a return of 0.94% for the year ended December 31, 2000. Its benchmark, the Merrill Lynch Global Government Bond Index II, produced a return of 2.37% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCES?

The major positive impact on performance was from the strength of the Euro currency. The Series was underweight in U.S. dollars and Japanese Yen in anticipation of a strengthening Euro. In addition the Series was underweight in Japanese bonds which underperformed. Japan is building up levels of debt, which will be very difficult to service without inflation developing. Yields below 2% on 10-year bonds are just not realistic.

WHAT DO YOU ANTICIPATE HAPPENING IN THE GLOBAL BOND MARKETS IN 2001?

The general environment for bonds has become more favorable. The signs of economic slowdown are clearer. The Federal Reserve cut the Federal Funds rate by a greater-than-expected 1/2 of 1% early in the new year. The Bank of England has indicated that the next move in interest rates will be down. Real yields on U.S. Treasuries have fallen to a level where they look unattractive. The Euro should continue to be the strongest major currency in coming months.

The U.S.  economy is  crucial  for global  growth  prospects.  The extent of the economic slowdown, and the probability that it develops into a fully fledged recession, depends on two issues. One is the extent to which consumer spending supports economic growth. The second issue is private sector capital expenditure. Thanks to the technology boom and accommodating capital markets in late 1999 and early 2000, investment in technology has been growing very strongly. The funding of third-generation cellular telephone licenses largely through debt has increased corporate leverage.

More recently, credit conditions for many corporate borrowers have tightened substantially. Yields have risen on corporate bonds and by a substantial margin on high-yield securities. Telecommunications companies, which face 3-5% deflation in the prices that they can charge for their services, face very high real yields. Bank of England governor Eddie George has recently, and rightly, pointed to the possibility that the distress among major telecommunications groups might de-stabilize global financial markets. It is clear that softer demand and harsher terms in the credit market are leading to a cut back in capital spending plans. These might become sufficiently widespread to contribute to a very low rate of growth in the economy.

Both the Federal Reserve and the Bank of England have made it clear that the next move in interest rates will be down. The Fed's recent rate cut of 1/2 of 1% has confirmed this and market expectation is for more rate cuts going forward. We believe the same is true of the European Central Bank and the Bank of Canada. We also expect that the weakening of the Japanese economy will cause the Bank of Japan to resume the Zero Interest Rate Policy that it abandoned in the September quarter.

Our portfolio has a zero position in Japanese bonds. Overall weighted duration is long of the benchmark excluding Japan. We are long of duration in Euroland and neutral elsewhere. In currency markets we remain overweight in Euro at the expense of the U.S. Dollar and the Yen although we will expect to reduce these positions as the rally in the Euro develops.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       0.94%
                 SINCE 8/14/1998 (INCEPTION)      (0.17)%
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[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                  Merrill Lynch Global
           Global Fixed Income Series             Government Bond Index
8/14/98            $10,000                                   $10,000
9/30/98             10,725.9                                  10,790.8
12/31/98            10,798.5                                  11,155.7
3/30/99             10,257.2                                  10,817.4
6/31/99              9,918.8                                  10,522.1
9/30/99             10,102.5                                  11,020.4
12/31/99             9,867.96                                 10,971
3/30/00              9,779.7                                  11,081.5
6/31/00              9,701.2                                  11,074.3
9/30/00              9,534.4                                  10,913.9
12/31/00             9,960.5                                  11,277.6



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    U.S. Treasury Notes, due through 2010,
         ranging from 3.875% to 4.250%                     18.0%
   2.    Bundesrepublik, 5.625% due 01/04/28                9.6%
   3.    Government of Canada, 6.000% due 09/01/05          5.6%
   4.    Government of France, 4.500% due 07/12/03          5.2%
   5.    Government of France, 5.759% due 10/25/19          4.1%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    United States                                     30.9%
   2.    Germany                                           20.6%
   3.    France                                            14.6%
   4.    Supranational                                      9.5%
   5.    Canada                                             8.7%

                                  THE GCG TRUST

                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?

The Fully Managed Series (the "Series") had a total return of 21.97% for the year ended December 31, 2000. During the same period, the Standard & Poor's 500 Index had a return of (9.10)% and the Lehman Brothers Government/Corporate Bond Index had a return of 11.85%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET?

The challenging investment environment in 2000 was bad news for many investors but good news for those in this risk-averse Series. Equity markets corrected significantly in the second half of 2000 after a relatively flat first-half performance. The combination of the Federal Reserve's six interest rate increases, the sharp rise in energy costs, and the prolonged Presidential election dispute seemed to derail investor confidence, stock market performance, and ultimately economic growth.

Performance across sectors was mixed. Value stocks outperformed growth stocks by a wide margin, and technology stocks were badly mauled in the fourth quarter. The NASDAQ index was down sharply for the year. High-quality bonds also performed well in 2000, especially Treasuries. In fact, the bond market outperformed the stock market.

WHAT SECURITIES CONTRIBUTED MOST TO THE SERIES PERFORMANCE?

Our best contributor for the year, Loews Corporation, virtually offset the negative contributions from all 10 of our weakest holdings. Another standout performer was Mitchell Energy & Development, along with fellow energy company Amerada Hess Corporation. Utilities UniSource Energy Corporation and Niagara Mohawk Holdings, Inc. also did well, along with financial services concern White Mountains Insurance Group, Inc. Weak holdings included Newmont Mining Corporation, a gold-focused natural resource company that we continue to hold as a hedge against rising inflation or serious financial market problems. New York Times Company was also weak but has been a generally strong contributor for the past 10 years.

WHAT IS YOUR VIEW FOR 2001?

Assessing the market environment, we see the deteriorating level of economic activity as the principal negative for stocks. But monetary policy is now favorable and likely to get more so as the year progresses. Stock valuations, a very definite negative throughout most of the past two years, have improved significantly, but remain modestly unattractive in a historical context.

Looking at other factors, we think a tax cut would be good for stock prices and may actually come to pass. A negative for stocks is the history of poor markets in post-election years. On the other hand, the S&P 500 Stock Index has fallen two years in a row only twice in the last 60 years.

Overall, we enter 2001 in a confident mood since valuation risk is definitely lower. Your Series' valuation risk is even lower than the market's, with our average price/earnings ratio about 40% below that of the market and our price/book value ratio about 70% lower. While we would not expect to see a repeat of the recent powerful surge of investor interest in the more cautious investments we favor, we anticipate reasonable results in 2001.

                                                  T. ROWE PRICE ASSOCIATES, INC.

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      21.97%
                                      5 YEAR      13.12%
                                     10 YEAR      11.82%
                 SINCE 1/24/1989 (INCEPTION)       9.87%
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[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                            Lehman Govt./              60% S&P 500/40% Lehman
            Fully Managed Series     S&P 500 Index       Corporate Bond Index     Government/Corporate Bond Index
1/24/89         $10,000                $10,000               $10,000                        $10,000
12/89            10,390                 12,265.8              11,159.4                       11,868.8
12/90            10,059.7               11,884.5              12,181.5                       12,013.5
12/91            12,969.6               15,497.4              13,962.3                       14,968.6
12/92            13,777.5               16,676.5              14,964.1                       16,106
12/93            14,822.7               18,353.6              16,278.9                       17,785.2
12/94            13,745                 18,594.7              15,964.7                       17,692.2
12/95            16,603.6               25,574.4              18,412.7                       23,137.3
12/96            19,320.8               31,441.9              19,157.8                       26,884.3
12/97            22,271.3               41,928.1              20,665.2                       33,958.5
12/98            23,584                 53,919.1              22,408.9                       41,986.9
12/99            25,216.4               65,260                22,495.2                       48,584.5
12/00            30,755.9               59,320.2              24,771.2                       46,138



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 1, 1995 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Amerada Hess Corporation                           5.5%
   2.    Niagara Mohawk Holdings, Inc.                      4.5%
   3.    Loews Corporation                                  4.2%
   4.    Tennessee Valley Authority Power,
         5.880% due 04/01/36                                4.1%
   5.    Mitchell Energy & Development Corporation,
         Class A                                            3.1%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Fixed Income                                      21.0%
   2.    Energy                                            16.6%
   3.    Consumer Services                                  9.3%
   4.    Consumer Non-durables                              8.5%
   5.    Utilities                                          8.4%

                                  THE GCG TRUST

                               TOTAL RETURN SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK FOR THE PERIOD?

For the year ended December 31, 2000, the Total Return Series (the "Series") provided a total return of 16.50%, which compared to returns of (9.10)% and 11.85%, respectively, for the Series' benchmarks, the Standard & Poors 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE SERIES' INVESTMENT ALLOCATIONS DURING THE PERIOD?

Our asset allocation strategy remained consistent, with equities representing approximately 58% of the Series' assets while 42% of the Series was invested in bonds, short-term securities, and money market instruments. We have traditionally taken a disciplined balanced approach toward managing the Series because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes. We have seen the advantages of our balanced asset allocation strategy and conservative approach to stock picking.

HOW DID MARKET CONDITIONS IMPACT THE SERIES' PERFORMANCE?

While the overall equity market was extremely weak during the period, our strong stock selection, strict attention to valuations, and dedication to bottom-up Original ResearchSM all aided performance. In addition, our focus on companies with improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises benefited the Series' performance during a difficult period for equities. As the market began to shift its attention toward companies with more reliable cash flow, predictable earnings, and reasonable valuations, we believe our conservative value-oriented approach was vindicated.

While it was difficult to stick to our discipline in 1999, we remained confident that money would eventually make its way back into sectors other than technology and telecommunications. Fortunately, the Series remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services stocks that produced strong returns amid a down market.

As economic activity moderated and the outlook for interest rates improved, most sectors of the bond market continued to outperform equities during the past few months. As a result, the bond portfolio benefited from a well diversified mix of high-quality corporate bonds, mortgage-backed securities, and an emphasis on U.S. Treasuries, which outperformed most sectors of the bond market. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

WHAT IS THE OUTLOOK FOR THE SERIES?

Looking forward, we think it's important to reaffirm that we do not pay too much attention to the general sentiment of the market. From our standpoint, we think it's futile to try to figure out which direction the market is headed because we do not believe anyone can consistently predict short-term economic or market movements. Consequently, we focus our attention on finding companies that are growing their top and bottom lines quickly and that offer the opportunity for positive earnings surprises. We think opportunities arise no matter which direction the market is moving. As the market has corrected, we have sold holdings that produced strong results for the Series even though we still loved the fundamentals. We believe you have to be very price conscious in this environment, so we used these profits to buy companies that were down 50%, but that we believe offer positive growth outlooks at valuations that are now very attractive.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      16.50%
                 SINCE 8/14/1998 (INCEPTION)      11.20%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                            Lehman Govt./             60% S&P 500/40% Lehman
         Total Return Series        S&P 500 Index       Corporate Bond Index        Govt./Corporate Bond Index
8/14/98       $10,000                 $10,000                $10,000                         $10,000
9/30/98        10,000                   9,103.77              10,486.9                         9,657.03
12/31/98       10,690.3                11,040.6               10,500.6                        10,824.6
3/31/99        10,676.8                11,590.5               10,375.1                        11,104.3
6/30/99        11,231.6                12,406                 10,400.9                        11,548.1
9/30/99        10,751.2                11,633.3               10,317                          11,106.8
12/31/99       11,051.6                13,362.8               10,275                          12,127.7
3/31/00        11,205.1                13,668.9               10,551.3                        12,421.8
6/30/00        11,352                  13,305.8               10,704.5                        12,265.3
9/30/00        12,177.4                13,176.9               11,011.9                        12,310.9
12/31/00       12,874.6                12,146.6               11,492.8                        11,885.1



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Azko Nobel N.V.                                    1.4%
   2.    Verizon Communications, Inc.                       1.4%
   3.    Freddie Mac                                        1.3%
   4.    NiSource, Inc.                                     1.3%
   5.    Royal Dutch Petroleum Company, NYShares            1.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Fixed Income                                      36.0%
   2.    Utilities & Communications                        20.8%
   3.    Financial Services                                19.8%
   4.    Energy                                            14.8%
   5.    Health Care                                        8.9%

                                  THE GCG TRUST

                         ASSET ALLOCATION GROWTH SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on October 2, 2000, the Asset Allocation Growth Series (the "Series") had a total return of (5.90)%. This compares to a return of (10.33)% for the Wilshire 5000 Index and 4.21% for the Lehman Brothers Aggregate Bond Index.

WHAT SECTORS CONTRIBUTED TO THE SERIES PERFORMANCE?

The fourth quarter of 2000 marked the third straight quarter of negative returns for equities and the fourth straight quarter of strong performance in the investment grade fixed income markets. The Series was quick to diversify in both markets since its inception on October 2, 2000.

On the equity side, the Series' commitment to financials and health care helped boost performance. Many pharmaceutical stocks, such as Bristol Myers Squibb Company and Pfizer, Inc., enjoyed solid quarters, as their relatively dependable earnings growth was attractive in a volatile environment. Non credit-sensitive financial stocks (e.g. government service entities such as Freddie Mac and Fannie Mae) also helped performance. These strong relative performers offset weakness among the Series' technology holdings, including Cisco Systems, Inc., Microsoft Corporation, Intel Corporation, EMC Corporation, and Oracle Corporation.

WHAT IS YOUR OUTLOOK FOR THE SERIES?

With financial stocks accounting for four of the top ten holdings, the Series is positioned for a more accommodative interest rate environment. In addition, the pharmaceutical holdings provide some defensive characteristics in a slowing economic environment.

The Series' target asset allocation is 70% equity and 30% fixed income. This neutral mix represents a benchmark for the combination of investments in each asset class over time.

Due to late year cash inflows to the Series, at December 31, 2000, the Series' weighting was 53.5% in equities, 24.1% in fixed income securities and 22.4% in cash and money market securities.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                   SINCE 10/2/00 (INCEPTION)      (5.90)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Asset Allocation                              Lehman Aggregate      70% Wilshire 5000/
             Growth Series           Wilshire 5000            Bond Index      30% Lehman Aggregate Bond
10/2/00           $10,000               $10,000                 $10,000              $10,000
10/00               9,840                 9,788                  10,060                9,871
11/00               9,190                 8,810.18               10,231.1              9,236
12/00               9,410.43              8,967                  10,421.4              9,403



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    General Electric Company                           1.9%
   2.    Bristol-Myers Squibb Company                       1.3%
   3.    Pfizer, Inc.                                       1.3%
   4.    Cisco Systems, Inc.                                1.0%
   5.    Fannie Mae                                         1.0%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Government Obligations                            25.0%
   2.    Technology                                        11.9%
   3.    Finance                                            9.0%
   4.    Health Care                                        7.9%
   5.    Utilities                                          4.1%

                                  THE GCG TRUST

                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?

The Equity Income Series (the "Series") had a total return of 12.93% for the year ended December 31, 2000. During the same period, the Standard & Poor's 500 Index ("S&P 500") had a return of (9.10)%.

HOW DID THE MARKET FORCES AFFECT THE SERIES' PERFORMANCE?

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Federal Reserve Board ("Fed") maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, the Series enjoyed an outstanding year as value stocks returned to favor.

Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000.

WHAT WAS THE SERIES' STRATEGY FOR THE PAST YEAR?

We made several transactions that are representative of how we manage the Series. Many of the positions we reduced or eliminated had generated good returns over the time we held the stocks. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy Corporation's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stock of Sprint Corporation had declined fairly sharply, increasing the appeal of its relative valuation, which induced us to initiate a position in the shares. Honeywell International, Inc. price declined so sharply in the first half of the year that General Electric decided its relative valuation and strategic appeal was so compelling that it opted to buy Honeywell International, Inc. in its entirety. In making these portfolio adjustments, we slightly increased the Series' volatility relative to the S&P 500. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

The Series' holdings sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yields) appear to offer a good combination of upside potential combined with tolerable downside risk. We have been attracted to relatively inexpensive stocks since the Series' inception, and our commitment to value investing continues to be a cornerstone of the Series' investment approach.

WHAT IS YOUR OUTLOOK FOR 2001?

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the NASDAQ Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Fed and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread - a bullish sign. While further market turbulence is likely, we believe there are many good investment opportunities that offer above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.

                                                        T. ROWE PRICE ASSOCIATES

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      12.93%
                                      5 YEAR       9.17%
                                     10 YEAR       9.49%
                 SINCE 1/24/1989 (INCEPTION)       9.09%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Equity Income Series              S&P 500 Index
1/24/89           $10,000                      $10,000
12/89              10,892.3                     12,265.8
12/90              11,408.2                     11,884.5
12/91              13,692.8                     15,497.4
12/92              13,947.9                     16,676.5
12/93              15,500                       18,353.6
12/94              15,317.9                     18,594.7
12/95              18,218.2                     25,574
12/96              19,815.7                     31,441.9
12/97              23,275                       41,928.1
12/98              25,197.7                     53,919.1
12/99              25,016                       65,261
12/00              28,251                       59,320.2



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Mellon Financial Corporation                       2.4%
   2.    Exxon Mobil Corporation                            2.1%
   3.    American Home Products Corporation                 1.8%
   4.    BPAmoco Plc, ADR                                   1.8%
   5.    Fannie Mae                                         1.6%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Financial                                         19.0%
   2.    Consumer Non-durables                             18.0%
   3.    Energy                                            11.0%
   4.    Utilities                                         10.2%
   5.    Process Industries                                 8.7%

                                  THE GCG TRUST

                                INVESTORS SERIES

HOW WELL DID THE SERIES PERFORM SINCE ITS FEBRUARY 2000 INCEPTION AGAINST ITS BENCHMARK?

The Investors Series (the "Series") performed quite well since its February 1, 2000 inception through December 31, 2000, returning 14.07% over the period. The Series dramatically outperformed the Standard & Poor's 500 Index ("S&P 500"), over the same period, which returned (4.29)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The equity market retreated from its five-year streak of 20%+ returns last year as the S&P 500 declined 9.1%. In several respects, the market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks (primarily in the technology sector) that had fueled the market's performance in prior years penalized performance in 2000. The overall technology sector of the S&P 500, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst performing sector in 1999, was the best performing group in 2000, posting a 54% return. Value stocks, which had underperformed for several years, had a strong year. The Standard & Poor's Barra Value Index gained 6% versus a 22% decline in the Standard &Poor's Barra Growth Index.

The  market  started  2000  with  the  same  strong  momentum  that  had  driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by early March investors began to take profits. The NASDAQ, which had been up as much as 24% in the first ten weeks of the year, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials and consumer staples benefited from the rotation out of technology. Technology stocks rallied in
August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE PERFORMANCE VERSUS THE BENCHMARK?

At the beginning of 2000, the Series took advantage of the market's fixation on the technology sector by continuing to reduce its technology holdings and adding to sectors that had fallen out of favor like healthcare, financials and consumer staples. The Series benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring. The Series remained well overweight in consumer staples throughout the year, which aided performance.

THE TOP FIVE CONTRIBUTORS TO THE SERIES' PERFORMANCE ALL CAME FROM THE CONSUMER STAPLES SECTOR. THEY INCLUDED NABISCO GROUP HOLDINGS, PEPSI BOTTLING GROUP, INC., RJ REYNOLDS TOBACCO HOLDINGS, INC., PHILIP MORRIS COMPANIES, INC., AND SAFEWAY, INC. THESE FIVE STOCKS ACCOUNTED FOR MORE THAN HALF OF THE SERIES' PERFORMANCE. AS IN THE BROAD MARKET, TECHNOLOGY AND TELECOMMUNICATION STOCKS PENALIZED PERFORMANCE. WORLDCOM INC., NATIONAL SEMICONDUCTOR CORPORATION,, GATEWAY INC., COMPAQ COMPUTER CORPORATION, AND COMPUTER ASSOCIATES INTERNATIONAL, INC. FILLED OUT THE BOTTOM OF THE LIST.

WHAT IS YOUR OUTLOOK FOR 2001?

At Salomon Brothers Asset Management, Inc., we expect the equity markets to remain choppy in the first half of 2001. The economy is clearly decelerating much more quickly than most people had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although we expect the Federal Reserve Board to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the equity markets as the economy recovers. Lower interest rates, lower energy costs and stabilization of the equity markets should help moderate the economic slowdown that we expect in the first half of the year.

The Series continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to select technology positions. We are currently focused on adding to positions that we believe will outperform as the economy recovers. Overall, we believe that the Series is well positioned for this type of environment.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                  SINCE 2/1/2000 (INCEPTION)      14.07%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Investors Series                S&P 500 Index
2/1/00            $10,000                      $10,000
3/31/00            10,740                       10,770.1
6/30/00            10,870                       10,484
9/30/00            11,260                       10,382.4
12/31/00           11,407                        9,570.62



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Verizon Communications, Inc.                       2.9%
   2.    Federated Department Stores, Inc.                  2.4%
   3.    The Bank of New York Company, Inc.                 2.1%
   4.    Alcoa, Inc.                                        2.1%
   5.    Washington Mutual, Inc.                            2.1%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.     Financials                                       20.3%
   2.    Consumer Staples                                  15.5%
   3.    Technology                                        15.1%
   4.    Communication Services                             9.5%
   5.    Energy                                             8.2%

                                  THE GCG TRUST

                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM IN 2000?

For the year ended December 31, 2000, the Value Equity Series (the "Series") returned 8.77%, and the Standard & Poor's 500 Index returned (9.10)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?

The most important trend in 2000 was the reemergence of valuation as an important investment consideration. During 1999 and for most of the first quarter of 2000, investors continued to focus on a select group of highly-priced technology companies that many considered immune to the impact of rising interest rates and other economic forces. With the dramatic sell off in technology that began in mid-March and carried through year-end, those investors who continued to ignore the importance of valuation did so at their economic peril.

Throughout 1999 the Federal Reserve Board ("Fed") added liquidity to the economy primarily to minimize the potential impact of Y2K-related problems. Once 2000 arrived without event, however, the Fed shifted course and began reducing liquidity by increasing interest rates several times. While we believe the Fed may have slowed the economy too much, ultimately the slowdown benefited the Series, as investors moved out of overvalued technology stocks that started to experience earnings disappointments and into steadily growing value stocks that were able to meet more reasonable earnings expectations.

A dramatic increase in energy prices, stemming from OPEC's new-found production restraint, refinery capacity constraints (particularly in the United States) and ultimately a cold Fall and early Winter in the United States, was also an important trend that benefited the Series' performance by improving the earnings and stock prices of energy-related companies.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

Our overweighting in the financial services, capital goods and energy sectors was key to the Series' strong performance relative to the benchmark, because these were also three of the best performing sectors in the U.S. economy for 2000. Financial services stocks like Freddie Mac, Citigroup, Inc., Lehman Brothers Holdings, Inc. and Wells Fargo &Company performed well late in the year, once it became clear that the Fed was no longer going to raise interest rates.

The strong performance of the diverse capital goods portion of the Series was mainly attributable to stock selection, rather than general sector performance. The Boeing Company and Minnesota Mining and Manufacturing, in particular, were excellent performers.

In the energy sector, companies like Transocean Sedco Forex, Inc., Santa Fe International Corporation, Exxon Mobil Corporation and Conoco, Inc. benefited from increased demand and higher prices for energy products and services.

The Series' weakest performing sectors for the year were communications and technology stocks that suffered from continued deceleration in both the consumer long-distance market and the commodization of Internet access. Although technology was one of the Series' weakest performing sectors, our strategic decision to be significantly underweight in technology was a major positive contributing factor to the Series' strong overall performance for the year.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE SERIES?

Investors should prepare for another year of market volatility. The Fed acknowledged that economic conditions have begun to deteriorate by enacting a 50 basis point reduction in the Federal Funds rate on January 3, 2001. Easing monetary conditions are almost always favorable for long-term financial assets when the headwind of rising interest rates is removed.

While we expect profit growth will continue to decelerate from the pace of the past few years, we anticipate rising earnings to provide an underpinning for the market, particularly by the second half of the year. We believe the revival of value investing, particularly with a focus on the potent combination of attractive valuation and strong fundamentals, will continue and gain momentum in 2001, which should bode well for Series' investors.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       8.77%
                                      5 YEAR       9.35%
                  SINCE 1/3/1995 (INCEPTION)      13.31%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Value Equity Series            S&P 500 Index
1/31/95              $10,000                        $10,000
12/95                 13,521.5                       13,753.4
12/96                 14,957.8                       16,909.1
12/97                 19,038.3                       22,548.4
12/98                 19,334                         28,997
12/99                 19,433.5                       35,096
12/00                 21,138.8                       31,901.7



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Citigroup, Inc.                                    6.3%
   2.    Charter One Financial, Inc.                        3.3%
   3.    The Coastal Corporation                            3.2%
   4.    Exxon Mobil Corporation                            3.1%
   5.    American International Group, Inc.                 2.8%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Financials                                        24.0%
   2.    Energy                                            15.6%
   3.    Basic Materials                                    9.4%
   4.    Capital Goods                                      8.1%
   5.    Communication Services                             7.6%

                                  THE GCG TRUST

                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?

The Rising Dividends Series (the "Series") had a total return of (2.11)% versus a return of (9.10)% for the Standard & Poors 500 Index ("S&P 500") for the year ended December 31, 2000.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

For the year, the best performing sectors in the S&P 500 were utilities (+60%), healthcare (+36%), and financial services (+26%). Although healthcare and financial services are major sector groups in the Index, utilities represent a small portion (under 4%) of the S&P 500. The poorest performing sectors this past year were technology (-40%), communication services (-39%), and consumer cyclicals (-21%).

During 2000, the best performing sectors in the Series were financial services (+50%), healthcare (+38%), and consumer staples (+14%). The weakest sectors were communication services (-60%), technology (-29%), and basic materials (-24%). The Series benefited from being overweighted in financials, healthcare, and staples, while being underweighted in communication services, technology, and consumer cyclicals.

The benefits of a diversified portfolio were evident this past year. It is risky to concentrate assets in any given sector. The approach of the Series is to look for the best combination of quality, growth, and value characteristics across each of the major economic sectors.

WHICH PORTFOLIO HOLDINGS CONTRIBUTED POSITIVELY/NEGATIVELY TO THE SERIES' PERFORMANCE?

In 2000, the strongest performing individual equities in the Series were State Street (+52%), Disney (+45%), Merck (+42%), Fannie Mae (+42%), and Emerson Electric Company (+41%). Both State Street and Disney were sold during the year to take advantage of high prices. The weakest performing positions were Lucent Technologies (-61%), Microsoft Corporation (-58%), and AT&T (-56%). Lucent and AT&T were sold, reflecting deteriorating fundamentals. Microsoft Corporation continues to have attraction on the basis of new product cycles and extremely strong free cash flow.

WHAT IS YOUR FUTURE STRATEGY FOR THE SERIES?

The Series is managed according to certain key investment principles that are worth recalling:

o Exclusive focus on very high-quality companies.
o Diversification across major industry  sectors.
o Substantial  attention  to the  expected  return  of each position.
o Strong and consistent earnings growth of the portfolio.
o Long-term investment horizon reflected in low turnover.

These principles are founded upon the belief that superior companies possess essential competitive advantages that produce high profitability, solid growth, and substantial free cash flow. Our focus as long-term investors is on the nature of a company's business advantages and their sustainability over time. Our core belief is that we can continue to produce durable, long-term growth of capital for our investors by investing in well-managed, superior businesses.

                               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      (2.11)%
                                      5 YEAR      15.19%
                 SINCE 10/4/1993 (INCEPTION)      15.04%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Rising Dividends Series             S&P 500 Index
10/4/93       $10,000                          $10,000
12/93          10,314.1                         10,231.7
12/94          10,375                           10,366.1
12/95          13,597.9                         14,256.8
12/96          16,405.7                         17,528.1
12/97          21,298.2                         23,373.8
12/98          24,308.6                         30,058.5
12/99          28,167.7                         36,380.8
12/00          27,573.1                         33,069.5



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    American International Group, Inc.                 6.0%
   2.    Fannie Mae                                         5.8%
   3.    Wells Fargo & Company                              5.8%
   4.    Merck & Company, Inc.                              5.6%
   5.    Johnson & Johnson                                  5.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        23.9%
   2.    Financial                                         20.8%
   3.    Consumer Staples                                  17.2%
   4.    Health Care                                       16.6%
   5.    Capital Goods                                      9.7%

                                  THE GCG TRUST

                           DIVERSIFIED MID-CAP SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on October 2, 2000, the Diversified Mid-Cap Series (the "Series") had a total return of (0.87)%. This compares to a return of (3.59)% for the Russell Mid-Cap Index for the same period.

WHAT SECTORS CONTRIBUTED TO THE SERIES PERFORMANCE?

The fourth quarter of 2000 was challenging for the U.S. equity markets with many of the major U.S. equity indices losing ground.

The Series beat the Russell Mid-Cap Index by underweighting the technology sector versus the benchmark and focusing on some of the more value-oriented segments of the market (e.g. building & construction and energy) which had a positive effect on performance of the Series top ten holdings.

Of the Series top ten holdings, nine produced positive performance during the quarter. Kinder Morgan, Inc. (+27%), Masco Corporation (+24%) and Sabre Holdings Corporation (+24%) had the best performance of this group. The AES Corporation (-7%) was the only top 10 holding with negative performance during the period.

Due to end of year cash inflows to the Series, at December 31, 2000, the Series' weighting was 81% in equities and 19% in cash and short term U.S. Treasury securities.

WHAT IS YOUR STRATEGY FOR THE SERIES?

The Series normally invests at least 65% of its total assets in the common stocks of companies with medium market capitalization. We rely on fundamental analysis of each company and its industry position, current financial condition, growth potential, liquidity, valuation, and investment risk.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                 SINCE 10/2/2000 (INCEPTION)      (0.87)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Diversified Mid-Cap Series            Russell Mid-Cap Index
10/2/00              $10,000                           $10,000
10/00                  9,960                             9,845.63
11/00                  9,160                             8,959.54
12/00                  9,913.23                          9,641.34



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Masco Corporation                                  1.3%
   2.    Kinder Morgan, Inc.                                1.2%
   3.    Union Pacific Corporation                          1.0%
   4.    CIGNA Corporation                                  0.9%
   5.    Summit Bancorp                                     0.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        12.8%
   2.    Finance                                           12.8%
   3.    Utilities                                          8.2%
   4.    Health Care                                        8.1%
   5.    Basic Industries                                   6.4%

                                  THE GCG TRUST

                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK?

For the year ended December 31, 2000, the Managed Global Series (the "Series") returned (14.56)% versus (13.94)% for the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000. Total returns for the eleven months ended December 31, 2000 were (6.96)% for the Series, and (9.03)% for the MSCI All Country World Free Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

The fourth quarter of 2000 saw sector rotation in global markets away from technology-related stocks and into more defensive issues. In the United States, the NASDAQ lost one-third of its value over the quarter, capping off its worst year ever, and making the 9% loss for the Standard & Poor's 500 Index look small in comparison. Beyond U.S. borders, Europe was mixed while the Pacific markets (particularly Japan) bore the brunt of the downturn.

Around the world, companies in traditionally defensive businesses provided healthy returns, as investors gravitated to names with more visible earnings and less sensitivity to a possible economic hard landing. Large market indexes were driven in the fourth quarter by healthcare and pharmaceutical companies along with consumer staples, food, tobacco, materials, and utilities groups all experiencing strong gains. Interest-rate-sensitive businesses such as banks and insurance companies in the United States and Europe generally saw positive results, aided by the widely held view near the close of the quarter that central banks will lower short-term interest rates early in 2001.

Significant currency shifts were also in the news. One of the major developments of the quarter was the bottoming of the value of the Euro against the U.S. dollar in late October and its subsequent appreciation. This was regarded as a clear sign the U.S. economic growth engine was finally slowing.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

Our   overweight   in   semiconductor-related   companies   hurt   returns.   As
semiconductor-related stock neared cyclical lows, we added selectively to semiconductor and semiconductor equipment names. In telecommunications, we have favored the wireless industry while de-emphasizing incumbent wireline operators and competitive local exchange carriers. Although stock selection in U.S. software stocks proved beneficial to results, our investments in the communications services and equipment areas hurt returns, prompting us to sell a number of these holdings as the quarter progressed. Not all the news were bad, as stock selection in the European telecommunications and telecommunications equipment areas proved beneficial.

Over the fourth quarter we increased our holdings in the food, beverage, and drug areas as these stocks helped returns. We also maintained our focus on Japanese companies, primarily in the auto industry, focusing on real restructuring and change.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE SERIES?

Going forward, we expect continued volatility in financial markets around the world. Certainly, there will be extremely difficult earnings comparisons in the first quarter for many industries. While earnings estimates may be lowered further for technology-related companies in the short term, we believe in the long-term prospects of many of these companies and we plan to take advantage of the lower valuations of those names where we have the most conviction. Despite some slowdown in economic growth around the world, we still expect strong corporate spending on servers and data storage as large companies expand their internet strategies and IT budgets resume normal growth after the Y2K boom/bust cycle of spending.

Beyond technology, many companies are recovering from several years of underperformance and are likely to benefit from the Central Bank's expected interest rate easing in the first quarter. We also believe credible restructuring stories in the Japanese auto, consumer financial, and retailing industries are just beginning and we are encouraged by nascent signs of change even in once moribund areas such as banking.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (14.56)%
                                      5 YEAR      17.84%
                SINCE 10/21/1992 (INCEPTION)      10.48%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                          Morgan Stanley Capital International
              Managed Global Series          All Country World Free Index
10/21/92             $10,000                         $10,000
12/92                 10,010                          10,011.5
12/93                 10,620                          12,502.3
12/94                  9,270                          13,130.6
12/95                  9,960                          15,685.9
12/96                 11,181.6                        17,756.5
12/97                 12,542.5                        20,419.1
12/98                 16,219.1                        24,904.3
12/99                 26,485.4                        31,582.8
12/00                 22,630.3                        27,181.3



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000 Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Nokia Oyj                                          3.0%
   2.    Vodafone AirTouch Plc                              2.9%
   3.    AstraZeneca Group Plc                              2.9%
   4.    Washington Mutual, Inc.                            1.6%
   5.    Bank of America Corporation                        1.5%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    United States                                     43.9%
   2.    Japan                                             11.7%
   3.    United Kingdom                                    10.8%
   4.    Switzerland                                        3.8%
   5.    France                                             3.6%

                                  THE GCG TRUST

                             LARGE CAP VALUE SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK?

The Large Cap Value Series (the "Series") returned 6.81% from inception February 1, 2000 through December 31, 2000. The Standard & Poor's 500 Index returned (4.29)% for the same period.

WHAT MAJOR MARKET FACTORS INFLUENCED THE SERIES' PERFORMANCE?

The NASDAQ Composite Index had its worst year ever, falling 39% for the year and down 33% in the fourth quarter, while the Standard & Poor's 500 Index was down 9% for the year. Technology, media, and telecommunications sectors led the way down as many companies fell short of earnings expectations or provided downward guidance for future quarters. Young technology companies with little revenue and no earnings experienced the most dramatic declines as the pools of low-cost capital from investment banks shrank. Also contributing to the stock markets' declines were signs of economic slowdown, triggered by higher energy prices and higher short-term interest rates.

While the aggregate numbers looked bleak, not all stocks were down. The Dow Jones Industrial Average and the Russell 1000 Value Index both reported positive results for the fourth quarter. Industries such as the healthcare providers, food, and tobacco faired well in the fourth quarter as investors took shelter away from volatile technology issues and into more defensive issues. Companies that typically perform well in the early stages of an economic cycle also had an exceptional quarter. The materials group, along with industries such as construction and engineering posted returns in excess of 25%, albeit from a depressed level. Interest-rate-sensitive businesses such as banks and insurance companies generally saw positive results, aided by the widely held view that the Federal Reserve Board ("Fed") will lower interest rates early in 2001.

HOW HAVE THE SERIES' ASSET ALLOCATION CONTRIBUTED TO PERFORMANCE VERSUS THE BENCHMARK?

Owning significantly less in technology-related stocks than the index was very beneficial to returns. Holding several software stocks that bucked the downward trend also helped. Our investments in the communications services and equipment areas hurt returns, and we sold a number of these holdings as the quarter progressed. Over the quarter we increased our holdings in the food, beverage, and drug areas. We also added to our positions in semiconductor-related companies on weakness.

WHAT ARE YOUR THOUGHTS ON THE FUTURE ECONOMIC ENVIRONMENT FOR 2001?

We continue to be concerned about the technology, media, and telecommunications area, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.

Another negative in the first quarter of 2001 will be extremely difficult earnings comparisons. Earnings in the first quarter of 2000 were outstanding, and probably the best we will see for a long time. We are particularly wary in the auto industry. We are also cautious regarding energy and oil services stocks. While the price of oil might remain volatile (and largely dependent on the weather) through the winter, we think oil prices will continue to decline in 2001.

On the positive side, many companies outside the technology, media, and telecommunications area are recovering from several years of underperformance and are likely to benefit from Fed easing in the first quarter. Many of these companies will be helped by a relatively benign environment and by the redistribution of assets away from technology.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                  SINCE 2/1/2000 (INCEPTION)       6.81%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Large Cap Value Series            S&P 500 Index
2/1/00             $10,000                     $10,000
3/31/00             10,710                      10,770.1
6/30/00             10,690                      10,484
9/30/00             10,750                      10,382.4
12/31/00            10,681.2                     9,570.62



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Pfizer, Inc.                                       3.4%
   2.    Illinois Tools Works, Inc.                         2.2%
   3.    Bank of America Corporation                        2.1%
   4.    Nokia Oyj, ADR                                     2.1%
   5.    AstraZeneca Group Plc, ADR                         2.0%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        20.1%
   2.    Consumer Discretionary                            17.7%
   3.    Financial                                         13.8%
   4.    Industrials                                       11.3%
   5.    Health Care                                        9.9%

                                  THE GCG TRUST

                                 ALL CAP SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

The All Cap Series enjoyed strong performance since its February 1, 2000 inception through December 31, 2000, posting a return of 17.45%. This compares to a total return of (3.68)% for the Russell 3000 Index. Technology, consumer staples, and energy provided the greatest contribution to performance since the Series' inception. Although basic industry stocks were our most notable underperformers, we retain an overweight position in the sector, which we believe already discounts a recession.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The momentum driven rally of 1999 continued in early 2000, led by the technology sector. This momentum came at the expense of most out-of-favor, "old economy" sectors including consumer stocks, financials and pharmaceuticals. Facing the threat of inflation, the Federal Reserve Board ("Fed") continued to increase interest rates. As the market began to discount these rate increases, a sharp sell-off started in March. At the same time, many oversold "old economy" stocks rallied.

Since February of 2000 (the inception of the Series), the NASDAQ lost over thirty-nine percent of its value. While the Dow Jones Industrial Average and the Standard & Poor's 500 Index also posted negative returns throughout the eleven-month period, respectively, their declines were in a more moderate two to six percent range.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

The Series benefited from its bottom-up, broad market strategy since its inception. We attempt to find the best opportunities across the market, wherever they may be. Because the Series owns some stocks from most industry sectors, it has the opportunity to own many promising securities under most market conditions. Our strategy typically results in a diversified portfolio of unique stocks. These are two key advantages to our investment strategy generally, and this strategy helped produce very attractive returns in 2000.

We are also proud to report that the Series' investment strategy worked exceptionally well throughout the year, generating outperformance in each quarter of 2000. When the market was rising, our broadly diversified equity exposure allowed us to participate, even though much of what we liked was out of favor. The declines in less speculative stocks provided us with buying opportunities as well. For example, for the first time in more than two years, we were presented an attractive opportunity to start building positions in drug stocks.

For much of the second half of the 2000 fiscal year, the Series has maintained an underweight position in technology as a function of our concern about the financial health of certain key customer segments, notably telecommunications. While we remain cautious on technology, we have added selectively to strategically well positioned and well capitalized telecommunications companies, resulting in a sector overweight.

WHAT IS YOUR OUTLOOK FOR 2001?

The market's rotation out of the momentum sectors is producing significant profits for many of our positions. The market has broadened, as we expected, into a variety of sectors that had lagged. It is our strong belief that -- over time -- those leading, established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should reflect this over time. On the other hand, we believe the stock market will continue to challenge both those companies that cannot generate enough profits to support their underlying stock price and those companies facing material funding requirements for business plans without clear returns. We will invest in both users and manufacturers of technology when we believe their risk/reward ratios are favorable. Most importantly, we will look for the best opportunities we can find, regardless of where they reside in the market.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                  SINCE 2/1/2000 (INCEPTION)      17.45%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              All Cap Series               Russell 3000 Index
2/1/00            $10,000                      $10,000
3/31/00            11,180                       10,883.3
6/30/00            11,550                       10,507
9/30/00            11,730                       10,584.8
12/31/00           11,744.5                      9,631.55



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Federated Department Stores, Inc.                  4.2%
   2.    Costco Wholesale Corporation                       3.8%
   3.    Verizon Communications, Inc.                       2.8%
   4.    Hormel Food Corporation                            2.8%
   5.    Safeway, Inc.                                      2.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Communication Services                            15.1%
   2.    Consumer Staples                                  14.1%
   3.    Technology                                        11.4%
   4.    Consumer Cyclicals                                11.3%
   5.    Energy                                            10.5%

                                  THE GCG TRUST

                                 RESEARCH SERIES

DID THE SERIES OUTPERFORM, RELATIVE TO ITS BENCHMARKS FOR THE YEAR ENDED DECEMBER 31, 2000?

For the year ended December 31, 2000, the Research Series (the "Series") provided a total return of (4.54)%. Over the same period, the Standard & Poors 500 Index returned (9.10)% and the Russell Mid-Cap Index returned 8.25%.

WHAT FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

During one of the most difficult periods for equity investors in over 20 years, we believe our focus on in-depth Original ResearchSM was critical to our performance. In our view, successful investing requires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower. We certainly believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

In addition, despite the weakness in the technology and telecommunications sectors many of our holdings in these sectors held up well during the period, and we used the market's weakness to buy what we believe are top-quality companies at lower prices. While the sell off we have seen in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we have maintained or added to some technology and telecommunications holdings where we continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the portfolio is exposed to in these sectors, we have tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage.

We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks because we saw favorable or improving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were in the insurance, energy, and industrial goods and services sectors.

WHAT IS YOUR OUTLOOK FOR THE SERIES IN 2001?

Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the Series' performance in both stable and volatile market environments.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      (4.54)%
                 SINCE 8/14/1998 (INCEPTION)      13.73%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Research Series       S&P 500 Index      Russell Mid-Cap Index
8/14/98        $10,000                $10,000               $10,000
9/30/98          9,431                  9,103.77              8,944.1
12/31/98        11,453.6               11,040.6              10,593.2
3/31/99         11,662.3               11,590.5              10,543.6
6/30/99         12,519.5               12,406                11,688.1
9/30/99         11,690.5               11,633.3              10,683.6
12/31/99        14,228.7               13,362.8              12,524.5
3/31/00         15,484.7               13,668.9              13,787.6
6/30/00         15,100.5               13,305.8              13,165.4
9/30/00         15,496.2               13,176.9              14,062
12/31/00        13,583.2               12,146.6              13,557.6



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Tyco International Ltd.                            3.2%
   2.    General Electric Company                           2.9%
   3.    CVSCorporation                                     2.8%
   4.    Cisco Systems, Inc.                                2.6%
   5.    Safeway, Inc.                                      2.6%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        23.7%
   2.    Financial Services                                13.9%
   3.    Health Care                                       11.5%
   4.    Energy                                            10.4%
   5.    Utilities & Communications                         9.6%

                                  THE GCG TRUST

                           CAPITAL APPRECIATION SERIES

HOW DID THE SERIES PERFORM OVER THE REPORTING PERIOD?

The Capital Appreciation Series (the "Series") posted a return of (15.22)% for the year ended December 31, 2000. By comparison, its benchmark the Standard & Poors 500 Index returned (9.10)% for the same period.

HOW DID THE MARKET ENVIRONMENT AFFECT THE SERIES?

The Series faced a difficult period for its investment strategy, called growth at a reasonable price, or GARP. Basically, we look for growth stocks selling at a discount. We believe that stocks purchased at a discount relative to their potential for growth and the underlying value of the company may realize greater rewards once earnings start to rise.

The second and third quarters of the year were a tough time for the GARP investment style because few companies with above-average growth sold at discount prices. Growth stocks sold at extremely high prices, and "bargain" stocks often did not demonstrate the earnings growth we require. It was difficult for us to find stocks that met our investment criteria, so at mid-year the number of stocks in the portfolio had declined to approximately 50.

WHAT STEPS ARE BEING TAKEN TO IMPROVE FUND PERFORMANCE?

Throughout this difficult environment, we have stayed true to our GARP investment discipline because we believe it works well over time. While past performance cannot guarantee comparable future results, the Series long-term results remain strong. We intend to maintain a portfolio of companies with strong earnings growth, positive earnings momentum and attractive valuations.

In the later portion of the year, we were increasingly more successful in identifying portfolio candidates that met both our growth and our reasonable price disciplines. As a result, we increased the number of our holdings from 50 to 57 stocks. We believe that holding about 60 stocks offers the optimum balance: it allows the Series to be fully diversified and gives us the opportunity to be fully informed about each stock.

In addition, we reduced the Series' technology weighting and allocated more assets into health care and financials, among the best-performing areas of the market. Lastly, we maintained the Series' heavy weighting in the cable industry because we believe that the industry's outlook for growth is strong, and valuation remains attractive.

WHAT IS YOUR MARKET OUTLOOK?

Early in January 2001, the Federal Reserve Board ("Fed") cut interest rates by one-half-percentage point, or 50 basis points, in a surprise move. While markets immediately rallied, the excitement gave way to concerns about a slowing economy and corporate earnings. Many believe that earnings may continue to be disappointing for the next six to nine months, as capital expenditures and consumer spending may decline.

But in this uncertain environment, there are reasons for optimism. Inflation and unemployment remain low, and many analysts believe that the Fed could continue to cut rates over the next several months. Historically, declining interest rates bode well for stocks. In addition, the new presidential administration is pushing for a tax cut, which may stimulate the economy and boost markets.

The economy is still growing, albeit at a slower, more reasonable pace. There are areas of the market that continue to perform well, including financials, energy, utilities and health care.

Prices of many stocks have been brought to more reasonable levels. With stock prices attractive, we consider the current market to be an excellent buying opportunity.

                                            A I M CAPITAL MANAGEMENT GROUP, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (15.22)%
                                      5 YEAR      13.05%
                  SINCE 5/4/1992 (INCEPTION)      12.81%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Capital Appreciation Series               S&P 500 Index
5/4/92             $10,000                                   $10,000
12/92               11,086.8                                  10,724.7
12/93               12,007.8                                  11,803.2
12/94               11,816.7                                  11,958.3
12/95               15,380.7                                  16,446.7
12/96               18,496.6                                  20,220.4
12/97               23,852                                    26,964
12/98               26,875.6                                  34,675.5
12/99               33,498.5                                  41,968.8
12/00               28,399.7                                  38,148.9



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On April 1, 1999 AIM Capital Management Group, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Comcast Corporation, Special Class A               6.3%
   2.    Tyco International Ltd.                            4.9%
   3.    Cox Communications, Class A                        4.2%
   4.    American International Group, Inc.                 4.0%
   5.    Morgan Stanley Dean Witter & Company               3.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        21.4%
   2.    Consumer Staples                                  19.7%
   3.    Financials                                        19.5%
   4.    Health Care                                       10.5%
   5.    Consumer Cyclicals                                 9.2%

                                  THE GCG TRUST

                            GROWTH AND INCOME SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on October 2, 2000, the Growth and Income Series (the "Series") had a total return of (0.21)% for the period ended December 31, 2000. This compares with a return of (7.82)% for the Standard & Poors 500 Index for the same period.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

Investors were relieved to put the fourth quarter behind them as wild volatility took its toll on technology and non-technology stocks alike. Several key earnings shortfalls, surging energy prices and a disputed presidential election triggered the extreme swings, made worse by an economy that appeared to be headed toward a recession. Although Federal Reserve policymakers left interest rates unchanged in December, they reversed their two-year stance, declaring economic weakness to be a bigger threat than inflation.

With the technology-dominated NASDAQ plunging more than 30% during the period, our technology holdings were clearly our biggest disappointments. Although third-quarter profits rose 55% at leading computer data-storage system manufacturer EMC Corporation ("EMC"), its stock tumbled amid the pullback in the high-tech sector, fueled by concerns that corporate spending on computer systems would slow along with the economy. We, however, do not share that opinion. While companies are indeed trimming their information technology expenditures in some areas, these cuts are unlikely to affect data-storage budgets. Therefore, we believe this slump is merely temporary. Moreover, the downturn served to bring EMC's valuation more in line with its future growth rate.

Internet-security software maker VeriSign, Inc. and Maxim Integrated Products, Inc., which produce linear and mixed-integrated circuits, suffered the same fate, despite the fact both companies continue to fire on all cylinders.

Shrugging off the broad-based downturn was top cellular phone maker Nokia Oyj, which fell earlier in 2000 after announcing its third-quarter sales would come in lower than projected, but then surprised investors when it handily beat expectations. On top of that, Nokia Oyj forecast record earnings in the fourth quarter as it continues to take market share from its competitors with its appealing handsets that include new designs and features.

Our positions in DuPont de Nemours and Company ("DuPont") and Verizon Communications, Inc. ("Verizon") also contributed positively to our performance. DuPont is a chemical manufacturer that broadly diversified over the years. However, growth by acquisition proved challenging, so it started to pare down its holdings by spinning off Conoco in late 1998. DuPont looks ready to similarly jettison its pharmaceutical holdings, which will allow it to further focus on its core business units. Verizon runs the nation's largest wireless business and is active in the digital subscriber line (DSL) arena. We think there's real value there and were further encouraged when, in late November, the company raised its earnings expectations for the next two years.

WHAT IS THE OUTLOOK FOR 2001?

As we look toward 2001, volatility will likely persist. That being the case, our strategy is to adhere to our research-driven stock-picking approach to seek out companies across a variety of industries that can successfully navigate the market's ups and downs.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                 SINCE 10/2/2000 (INCEPTION)      (0.21)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Growth and Income Series            S&P 500 Index
10/2/00                $10,000                       $10,000
10/00                   10,300                         9,957.52
11/00                    9,800                         9,173.11
12/00                    9,979.46                      9,218.11



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Citigroup Inc.                                     3.3%
   2.    General Electric Company                           2.8%
   3.    Enron Corporation                                  2.8%
   4.    Nokia Oyj, ADR                                     2.8%
   5.    EMC Corporation                                    2.6%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Communications                                    30.6%
   2.    Financials                                        17.9%
   3.    Consumer Non-cyclicals                            12.3%
   4.    Technology                                        11.1%
   5.    Energy                                            10.5%

                                  THE GCG TRUST

                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?

The Capital Growth Series (the "Series") had a total return of (17.12)% for the year ended December 31, 2000. During the same period, the Standard & Poor's Mid-Cap 400 Index (the "S&P Mid-Cap") had a return of 17.50%.

WHAT SECTORS HAD THE  GREATEST  INFLUENCE  ON THE  NEGATIVE  PERFORMANCE  OF THE
SERIES?

During the year, our overweight position versus the S&P Mid-Cap in telecommunications stocks negatively impacted performance. Stocks such as NTL, Inc., United Globalcom, Inc. and Millicom International Cellular S.A. were poor performers as investors became increasingly concerned about over capacity in the telecommunication sector at the same time as economic growth was being called into question. Fundamentally our holdings in this sector are growing rapidly, but the stocks have been under substantial pressure. Even though late December showed signs of significant stock price improvement in these names, this was not enough to impact the underperformance of the sector for the year. Financial stocks were a second area of focus in the Series. These holdings generally helped portfolio performance with large holdings in Legg Mason, Inc., Ace Ltd., and Citigroup, Inc.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE EQUITY MARKETS?

For 2001, it appears that the economic outlook has been deteriorating for several months. Economic growth has clearly slowed as many major companies have announced earnings warnings. While this weakening growth outlook has had a depressing influence on equity markets, many stocks (particularly in the mid-cap growth area) are now selling at very attractive valuations. On a more positive side, the economic slowdown reduces concerns about a resumption of inflation. The recent cut in interest rates by the Federal Reserve Board ("Fed") makes it clear that the Fed will act decisively in response to an economic slowdown. Further monetary easing is likely and should give support to equity markets. Additionally, lower interest rates should especially help technology and telecommunication shares and our large holdings in financial stocks.

                                               ALLIANCE CAPITAL MANAGEMENT, L.P.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (17.12)%
                 SINCE 8/14/1998 (INCEPTION)       5.92%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Capital Growth Series                S&P Mid-Cap 400 Index
8/14/98                $10,000                              $10,000
9/30/98                  9,241.57                             8,898.29
12/31/98                11,018.5                             11,406.9
3/31/99                 10,962.1                             10,679.3
6/30/99                 12,616.3                             12,190.5
9/30/99                 11,060.8                             11,167
12/31/99                13,834.4                             13,086
3/31/00                 13,894.2                             14,746.5
6/30/00                 12,706.5                             14,260.4
9/30/00                 13,094.9                             15,992.8
12/31/00                11,466.2                             15,376.4



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVEOF FUTURE PERFORMANCE.

* On March 1, 1999 Alliance Capital Management, L.P. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Continental Airlines Inc., Class B                 5.8%
   2.    ACELtd.                                            5.1%
   3.    Legg Mason, Inc.                                   4.8%
   4.    Health Management Associates, Inc., Class A        4.1%
   5.    Northwest Airlines Corporation                     3.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Consumer Services                                 29.9%
   2.    Utilities/Telecommunications                      19.3%
   3.    Financial                                         17.8%
   4.    Technology                                        14.8%
   5.    Health Care                                       10.2%

                                  THE GCG TRUST

                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM?

The Strategic Equity Series ("the "Series") had a total return for the year ended December 31, 2000 of (12.45)%. By comparison, the Russell Mid-Cap Growth Index returned (11.75)% and the Standard &Poor's Mid-Cap 400 Index returned 17.50% for the same period.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?

A strong market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the remainder of the year. Early in 2000, technology stocks led the market surge, as the technology-laden NASDAQ soared to record levels well into March. Toward the end of the month, however, investors became concerned that technology stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the "Fed") might continue to raise interest rates to slow torrid economic growth and contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.

In May, the Fed raised the Federal Funds Rate--the rate banks charge one another for overnight loans from 6.0% to 6.5%. However, markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. Indeed, the Fed left interest rates unchanged for the remainder of 2000. But in late summer and early fall, rising oil prices, unrest in the Middle East and perhaps most importantly, concern about corporate earnings growth combined to produce another steep market decline. A number of major corporations reported earnings disappointments, as rising oil prices and a weak euro cut into profit margins.

Uncertainty about the outcome of the presidential election, which extended several weeks beyond the November 7 voting date, also contributed to the market malaise. But the resolution of the election controversy on December 12 failed to produce a sustained stock market rally. By then, the Fed was indicating that it might consider cutting interest rates in the wake of slowing economic growth (the gross domestic product declined from 5.6% in the second quarter of 2000 to 2.2% in the third). However, the shift in the Fed's bias was insufficient to counteract concerns about declining corporate earnings growth, and most key market indices recorded losses for the year, with the NASDAQ falling a stunning 39.29%.

In a reversal of recent trends, value stocks outperformed growth stocks by a wide margin in 2000. Many investors thought that growth stocks, particularly technology issues, were overvalued. Mid-cap stocks outperformed large and small-cap stocks. Mid-cap stocks benefited from their attractive valuations relative to large-cap stocks and the solid earnings-growth prospects of many medium-sized companies. Technology stocks, which led the market in 1999, sustained losses in 2000. Among the better-performing market sectors were health care, financial services, energy and utilities.

HOW DID THE SERIES' SECTOR WEIGHTINGS CHANGE DURING 2000?

As of December 31, 2000, technology stocks made up about 34% of the Series, down from more than 49% at the outset of the year. While technology stocks struggled in 2000, we continued to hold the stocks of technology companies that we believe have strong earnings-growth prospects. Healthcare stocks increased from about 3.5% to more than 16% of the Series during the year 2000. Investors favored health-care care stocks because they were considered attractively priced and less volatile than other types of stocks. The Series' weighting in energy stocks increased from 9.4% to nearly 17% of the portfolio. Energy stocks got a boost from rising oil and natural gas prices.

WHAT IS YOUR MARKET OUTLOOK?

Early in January 2001, the Fed cut the federal funds rate from 6.5% to 6.0% in a surprise move. While markets immediately rallied, concerns about a slowing economy and corporate earnings quickly dampened investors' enthusiasm. Many believe that earnings may continue to be disappointing for the next six to eight months, as capital expenditures and consumer spending may decline.

But in this uncertain environment, there are reasons for optimism. Inflation remains low, and many analysts believe the Fed could continue to cut rates over the next several months. Historically, declining interest rates bode well for stocks. The economy is still growing, albeit at a slower, more reasonable pace. Prices of many stocks have been brought to more reasonable levels. With stock prices attractive, we consider the current market to be an excellent buying opportunity.

                                            A I M CAPITAL MANAGEMENT GROUP, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (12.45)%
                                      5 YEAR      15.19%
                 SINCE 10/2/1995 (INCEPTION)      14.50%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Strategic          Russell Mid-Cap          Russell         Russell         S&P Mid-Cap
                 Equity Series        Growth Index(1)        Midcap Index     2000 Index        400 Index
10/2/95            $10,000                $10,000                $10,000       $10,000           $10,000
12/95               10,033.4               10,188.4               10,322.4      10,216.8          10,142.9
12/96               11,979.2               11,969.1               12,283.6      11,902.1          12,090.5
12/97               14,752.9               14,667.3               15,847.1      14,563.9          15,990
12/98               14,877                 17,287.2               17,446.9      14,192.8          19,046.3
12/99               23,243.7               26,154.2               20,627.8      17,209.6          21,850
12/00               20,349.5               23,081.4               22,329.3      16,689.7          25,675.2



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999 A I M Capital Management Group, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

(1) The Russell Mid-Cap Growth Index and the S&P Mid-Cap 400 Index have been determined to be the most appropriate indices to be used for comparative purposes. In the future, the Russell Mid-Cap Growth and the S&P Mid-Cap 400 will be the only indices compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Health Management Associates, Inc., Class A        2.3%
   2.    Medicis Pharmaceutical Corporation, Class A        2.2%
   3.    Bed Bath & Beyond, Inc.                            2.1%
   4.    Laboratory Corporation of America Holdings         2.0%
   5.    Patterson Energy, Inc.                             1.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        33.7%
   2.    Energy                                            17.0%
   3.    Health Care                                       16.2%
   4.    Consumer Cyclicals                                11.1%
   5.    Financials                                         9.9%

                                  THE GCG TRUST

                            SPECIAL SITUATIONS SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on October 2, 2000, the Special Situations Series (the "Series") had a total return of (10.80)% for the period ended December 31, 2000. This compares with a return of (7.82)% for the Standard & Poors 500 Index for the same period.

WHICH PORTFOLIO HOLDINGS CONTRIBUTED MOST TO THE SERIES' PERFORMANCE?

Equity markets continued to struggle during the period, as investors worried the slowing economy would hinder corporate profit growth. Among the groups hardest hit by these recessionary fears were the entertainment and media sectors, whose revenues are believed to be dependent on a strong advertising market. The Series' exposure to these sectors, as well as weakness in others, resulted in our disappointing performance.

The Series' biggest disappointment during the period was Apple Computer, Inc. ("Apple"). Our optimism surrounding the sales potential of Apple's new G4 Cube convinced us to hold onto our position. Unfortunately, the product didn't sell well, and softness emerged in its seemingly more stable iMac division. Prior to its announced earnings shortfall, Apple was clearly being priced for perfection. In other words, the valuation did not allow for a poorly received product introduction. Unfortunately, the opportunity's trade-off between risk and reward had become unfavorable, and we stayed with the position too long. Now, after the stock's sharp decline and after factoring out the company's cash horde, Apple is selling for roughly $1 billion - a compelling value given the cult-like power of its consumer brand. As a result, we've elected to hold onto the position for the time being.

Apple's weakness, along with earnings warnings from several of the personal computer (PC) industry's bellwethers, including Dell Computer, Gateway and Microsoft, had the market growing increasingly concerned about slowing PC sales. The Series' position in chipmaker Advanced Micro Devices, Inc. also declined after issuing a profit warning of its own. Despite its recent weak showing, the year 2000 was one of great strides for the company, as it continued to steal market share from its chief rival, Intel, particularly at the high-end of the market.

Meanwhile, our position in The Coastal Corporation, which is in the process of merging with El Paso Energy, was a bright spot during the period. Although both companies are currently benefiting from the spike in energy prices, we believe that once the merger is completed, the new company's long-term opportunity lies in telecommunications. Last winter, another of the Series' energy holdings, Enron Corporation ("Enron"), held an analyst meeting to outline its plan to leverage its pipeline rights-of-way into a telecommunications network. This meeting, along with continued fundamental improvement, propelled Enron's stock to impressive gains during 2000. El Paso Energy has scheduled an analyst meeting in early 2001 to define similar plans; we hope the market reacts as favorably to El Paso's meeting as it did to Enron's.

WHAT IS YOUR OUTLOOK FOR THE SERIES?

While 2000 was an extremely challenging year, the period's intense volatility has created some exceptional opportunities for investors willing to endure a measure of short-term pain in hope of realizing long-term value. Today, our research is uncovering companies possessing solid business models selling at prices that represent an attractive trade-off between risk and reward. So although the economic picture appears somewhat opaque and could result in further volatility, we are optimistic about the Series' long-term prospects and remain confident in our ability to find attractive opportunities both domestically and abroad.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                 SINCE 10/2/2000 (INCEPTION)     (10.80)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Special Situations Series        S&P 500 Index
10/2/00            $10,000                     $10,000
10/00                9,960                       9,957.52
11/00                8,820                       9,173.11
12/00                8,920.43                    9,218.11



TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    The Coastal Corporation                            3.9%
   2.    China Mobile (Hong Kong), Ltd., ADR                3.7%
   3.    Enron Corporation                                  2.4%
   4.    The Montana Power Corporation                      2.3%
   5.    Unisys Corporation                                 2.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Communications                                    30.5%
   2.    Technology                                        15.2%
   3.    Energy                                            15.2%
   4.    Consumer Cyclicals                                14.1%
   5.    Basic Materials                                    8.3%

                                  THE GCG TRUST

                              MID-CAP GROWTH SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

For the year ended December 31, 2000 the Mid-Cap Growth Series (the "Series") had a total return of 8.18%. During the same period, the Russell Mid-Cap Index returned 8.25% and the Russell 2000 Index returned (3.02)%.

WHAT CONDITIONS ATTRIBUTED TO THE SERIES' PERFORMANCE?

We believe we outperformed on a relative basis because our analysts do great research and because we stuck to our basic strategies: we continued to buy good companies early, and we used the market correction to invest in a number of second-chance stocks. What also helped our performance, we feel, was our relatively low technology weighting for a mid-cap portfolio and our holding what we believed were better names in technology and other sectors -- firms that held up comparatively well in the correction. Although many of these stocks have not yet contributed significantly to performance, we believe we are well positioned for the period ahead.

For much of 2000, we endured a global market correction that began in technology and dragged down the overall market. In the second half of the year, we believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers (PCs), cellular handsets and operators, and telecommunications (telecom) infrastructure. The growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years. In addition, intense competition among wireless carriers drove down prices, making each customer less profitable.

Similarly, increasing competition among wire-line (non-cellular) phone companies made their businesses less profitable. This raised doubts about the ability of these companies to pay for the telecom infrastructure building boom that had been projected over the next several years to accommodate Internet traffic. The problems in PCs, cellular, and telecom had a huge ripple-down effect because much of the technology sector supplies these industries, either directly or indirectly. The semiconductor industry, being at the end of the food chain as a component supplier, was perhaps the hardest hit.

WHAT SECTORS LOOK ATTRACTIVE IN 2001?

One area where we see great opportunity -- and one of the largest concentrations in the Series -- is in secure Internet infrastructure companies. In our view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce.

In our view, these firms may be relatively unaffected by the problems dragging down much of the technology sector because the need for the solutions they provide is so urgent. We think companies such as CheckFree Corporation, the dominant player in electronic payment on the Internet, and Internet Security Systems, Inc., whose products protect corporate networks from intruders, could potentially achieve extraordinary earnings growth for a number of years if some of their products become industry standards. Our research indicates that these and other Internet infrastructure firms in the portfolio, such as RSA Security, Inc. and VeriSign, Inc., which have dominant shares of their respective markets, and show potential for high profit margins. Over the past six months, some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

Energy firms, particularly those involved in oil and gas exploration and production, are another large concentration in the Series. The prices of many of their stocks dropped significantly in the Fall, on a temporary retreat in oil and gas prices, and we used that as a buying opportunity in the fourth quarter. We see the energy sector as an appealing area over the next several years because our research indicates that, even if oil and gas prices fall appreciably from current levels, the offshore drillers and services companies in the Series may still be able to deliver healthy earnings growth.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       8.18%
                 SINCE 8/14/1998 (INCEPTION)      40.50%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Mid-Cap Growth Series    Russell Mid-Cap Index    Russell 2000 Index
8/14/98         $10,000                   $10,000                 $10,000
9/30/98           9,349.49                  8,944.1                 8,688.82
12/31/98         11,611.8                  10,593.2                10,105.9
3/31/99          11,695.2                  10,543.6                 9,557.7
6/30/99          14,081.8                  11,688.1                11,044.1
9/30/99          14,716.9                  10,683.6                10,345.8
12/31/99         20,791.5                  12,524.5                12,253.9
3/31/00          24,023.7                  13,787.6                13,122
6/30/00          25,604.7                  13,165.4                12,626
9/30/00          25,190.1                  14,062                  12,765.6
12/31/00         22,491.5                  13,557.6                11,883.7



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    CheckFree Corporation                              5.8%
   2.    VeriSign, Inc.                                     5.7%
   3.    Citrix Systems, Inc.                               5.6%
   4.    Noble Drilling Corporation                         5.3%
   5.    CSGSystems International, Inc.                     4.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        28.8%
   2.    Energy                                            28.3%
   3.    Business Services                                 13.7%
   4.    Health Care                                        8.8%
   5.    Industrial Goods & Services                        6.3%

                                  THE GCG TRUST

                                SMALL CAP SERIES

HOW DID THE SERIES PERFORM COMPARED TO ITS BENCHMARK?

The Small Cap Series (the "Series") produced a return of (18.17)% for the year ended December 31, 2000. The Russell 2000 Index returned (3.02)% for the same period.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000. Total returns for the eleven months ended December 31, 2000 were (19.45)% for the Series and (1.44)% for the Russell 2000 Index.

WHAT MARKET CONDITIONS MOST AFFECTED THE SERIES IN 2000?

Stock prices tumbled as the economy slowed abruptly due to higher energy prices, higher short-term interest rates, uncertainty about the presidential election, and the negative "wealth effect" of earlier stock market declines. This caused earnings forecasts to come under suspicion. Spending by consumers and businesses leveled off, reminding investors of the cyclical nature of technology stocks. As a result, the fourth quarter of 2000 saw the NASDAQ Composite Index lose one-third of its value, the Russell 2000 Index down 7% and the Standard & Poor's 500 Index down 8%.

Much of the drop in the Russell 2000 Index can be attributed to a precipitous fall in the technology sector, which lost more than 40% over the period as many companies fell short of earnings expectations or indicated declining earnings for future quarters. Hardest hit were companies in computer networking, software, hardware, and semiconductor manufacturing, which fell on reports of a steep decline in personal computer demand growth. Biotechnology and Internet-related stocks also posted big declines. One sector that bucked the trend of downward earnings revisions was energy, which was the quarter's best-performing sector, up 17% due mostly to sustained high oil and gas prices. Also, defensive industries such as healthcare (managed and long-term care), along with rate-sensitive industries such as insurance and banking had favorable returns.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' NEGATIVE/POSITIVE PERFORMANCE VERSUS THE BENCHMARK?

The positioning of the Series did not change significantly over the year and remains overweight in technology, media, and biotechnology companies, all of which hurt performance significantly as these sectors fell the most in the recent period.

One positive contributor to performance was the Series' holdings in the financial services sector, especially insurance companies, banks, and investment management companies, which benefited from market rotation into more stable sectors. These interest-rate-sensitive stocks also were helped by the growing belief that the Federal Reserve Board would move to lower rates in early 2001.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

From a top-down perspective, small-cap stocks still represent good value relative to large-cap stocks, and continue to trade at a large discount to them. We currently believe that the recent volatility in the small-cap universe is short-term oriented and not related to the quality of individual companies within the universe. Looking forward three to five years, the technology, media, and biotechnology companies in the Series are positioned to deliver superior results despite near-term volatility, and we are enthusiastic, at this time, about the potential for earnings growth of our individual holdings. With financial services stocks having performed well recently we would expect to reduce our holdings in some of these names.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (18.17)%
                  SINCE 1/3/1996 (INCEPTION)      14.58%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Small Cap Series           Russell 2000 Index
1/3/96            $10,000                    $10,000
12/96              12,010                     11,649.6
12/97              13,250                     14,254.9
12/98              16,030                     13,891.7
12/99              24,142.1                   16,844.5
12/00              19,737.3                   16,335.6


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000 Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Atlantic Coast Airlines Holdings, Inc.             1.7%
   2.    Anaren Microwave, Inc.                             1.7%
   3.    Everest Re Group Ltd.                              1.6%
   4.    CONSOL Energy, Inc.                                1.5%
   5.    EMCORE Corporation                                 1.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Technology                                        26.9%
   2.    Consumer Discretionary                            15.5%
   3.    Industrials                                       15.4%
   4.    Health Care                                       11.7%
   5.    Financial                                          9.6%

                                  THE GCG TRUST

                                  GROWTH SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?

The Growth Series (the "Series") had a total return of (21.99)% for the year ended December 31, 2000. This compares with a return of (9.10)% for the Standard & Poors 500 Index ("S&P 500") for the same period.

WHAT MARKET CONDITIONS CONTRIBUTED TO THE SERIES' PERFORMANCE?

It seemed the year was off to a good start as Y2K proved to be a non-issue and technology stocks continued to soar in the first quarter. However, in March the NASDAQ Composite Index plunged from its year-to-date high as valuation concerns and worries about Internet firms' business models caused even the sector's leaders to drop. The NASDAQ recovered some of its losses in the Summer but resumed its descent in the Fall. Earnings misses from a number of companies did not help. Meanwhile, high oil prices and the tight job market encouraged the Federal Reserve Board ("Fed") to raise interest rates three times in the first half of 2000. As the once hot economy cooled, consumers spent less, retail sales weakened, and companies warned of slower growth rates. The virtually undecided presidential election added further uncertainty to the mix, and investors continued their sell-off in the technology sector. In the end, the NASDAQ recorded the worst year in its history. The net result for the Series was an extremely difficult market environment in which many of our holdings, especially those in technology, fell dramatically. As a result, we underperformed our benchmark, the S&P 500.

Although the speed and severity of the technology sector's decline surprised us, throughout the year we substantially reduced our exposure to internet-related names. Even firms that have successfully built true and enduring franchises on the Web, such as America Online, Yahoo! and Amazon.com, did not emerge unscathed. While we are certainly guilty of remaining too long in the optimist camp, we believe there is a significant amount of bad news already priced into some of these stocks, both in terms of slower economic expansion and a moderation of growth on the Internet. Therefore, we have limited exposure to those few companies we believe are on an extremely strong footing from a fundamental standpoint.

Meanwhile, wireless--which remains a strong theme--continues to have a very positive outlook despite its difficult year. Even with concerns that growth rates were slowing, worldwide subscriber rates expanded by nearly 50% this year. Wireless handset leader Nokia Oyj, which remains the Series' largest holding, was a clear beneficiary. The company used third-quarter difficulties as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side. Consequently, Nokia Oyj is breaking away as the cellular industry's leading player.

Elsewhere, power-producing companies Enron Corporation and Dominion Resources, Inc. were clear standouts. Both have capitalized effectively on the new opportunities created by the deregulation of natural gas and electricity markets worldwide. We remain optimistic about their prospects.

WHAT IS YOUR OUTLOOK FOR THE UPCOMING YEAR?

We were encouraged by the Federal Reserve Board's decision to cut interest rates by 1/2 of 1% on January 3, 2001. The bold and somewhat surprising move, together with tax cuts proposed by president George W. Bush, should go a long way toward restoring consumer confidence and placing the economy back on track. However, it often takes many months for such policies to have their full effect, and for that reason the near-term outlook for both the economy and the Series remains somewhat clouded. Still, we are very confident about the long-term prospects of each of our holdings and therefore look forward to the coming year with cautious optimism.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (21.99)%
                 SINCE 8/14/1998 (INCEPTION)      21.59%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Growth Series                  S&P 500 Index
8/14/98        $10,000                         $10,000
9/30/98          9,281                           9,103.77
12/31/98        11,460                          11,040.6
3/31/99         13,213.5                        11,590.5
6/30/99         13,947.2                        12,406
9/30/99         14,446.1                        11,633.3
12/31/99        20,413.8                        13,362.8
3/31/00         23,109.4                        13,668.9
6/30/00         19,745.5                        13,305.8
9/30/00         19,901.4                        13,176.9
12/31/00        15,925.7                        12,146.6



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999 Janus Capital Corporation became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Nokia Oyj, ADR                                    10.6%
   2.    Analog Devices, Inc.                               4.7%
   3.    Enron Corporation                                  3.8%
   4.    Time Warner, Inc.                                  3.3%
   5.    AT&T Corp.-- Liberty Media Group, Class A          2.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Communications                                    55.6%
   2.    Technology                                        17.3%
   3.    Energy                                             8.3%
   4.    Consumer Non-Cyclicals                             7.8%
   5.    Industrial                                         4.5%

                                  THE GCG TRUST

                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?

The Real Estate Series (the "Series") had a total return of 30.99% for the year ended December 31, 2000. The Wilshire Real Estate Securities Index had a total return of 30.74% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The positive  performance of the Series in 2000 was driven by four major trends.
(1) Real estate stocks started the year 2000 at historically low valuations. There was little downside left to real estate stocks, making the stocks attractive to value investors. (2) Many real estate companies had strong positive earnings surprises, which caused stock prices to increase sharply. (3) Unlike other economic expansions, very little new real estate has been added to the existing real estate inventory. Supply and demand is in balance in almost all real estate markets and there is little new product in the development pipeline. (4) By mid-year, investors were looking for predictable earnings growth and high secure dividend yields as the dramatic price decline in technology stocks started.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

For the year 2000, the Series outperformed the Wilshire Real Estate Securities Index. The positive variance versus the benchmark comes from the overweighting of real estate companies that own/manage/develop properties in supply-constrained markets including New York, San Francisco, Boston and Washington, DC. These real estate markets had a lot of demand for space and rents increased dramatically, pushing up earnings results at these companies far ahead of investor expectations. Another positive variance was the Series overweighting of the hotel sector. This sector was extremely cheap and investor expectations were extremely low. Hotel companies routinely outperformed earnings expectations during the year and the average total return on these stocks was over 50%. The Series also outperformed the benchmark by underweighting the retail sector, the self-storage sector and the manufactured home sector during the year.

WHAT IS THE OUTLOOK FOR THE SERIES AND HOW IS IT POSITIONED HEADING INTO 2001?

We expect real estate investment trusts ("REITs") to outperform other broad market sectors in 2001. The assumption is based on the following factors: (1) Yield will matter in a slowing economy with declining interest rates. REITs currently have an average dividend yield of 7% and we would expect average dividend growth of 4-5% in 2001; (2) Real estate is less susceptible to negative earnings revisions in this economic downturn. Real estate is in equilibrium so there is little concern that vacancy rates will rise dramatically or that rental rates will fall during this economic slowdown; (3) Valuations for REITs remain attractive. The average 12-month forward multiple for REITs is 8.8 times earnings, compared to the high valuation mark for REITs in 1994 when they were trading at a 12-month forward multiple of 14 times earnings.

While we expect real estate fundamentals to remain positive going into 2001, we are starting to position the Series more defensively assuming an economic slowdown through the first half of the year but no recession. We currently intend to continue to concentrate the Series in approximately 40 names (out of 189 publicly traded equity REITs). We plan at this time to add positions in companies that have some real estate exposure to energy sensitive markets such as Houston. We are carefully scrutinizing any development pipelines for a slowdown in pre-leasing or overruns in development costs. We are discounting those companies that expect to finance growth through asset sales. Capitalization rates are rising and we think the completion of asset sales at attractive rates may be difficult. Unlike 2000, we are looking for companies that may benefit from lower interest rates. We think companies with floating rate debt or near-term debt maturities may do better than originally projected. On sector allocation, we are adding to the hotel and retail sectors, valuations remain at very attractive levels and these stocks have historically outperformed when interest rates are declining.

                                           THE PRUDENTIAL INVESTMENT CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      30.99%
                                      5 YEAR      12.62%
                                     10 YEAR      14.93%
                 SINCE 1/24/1989 (INCEPTION)      10.08%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Real Estate Series         Wilshire Real Estate Securities Index
1/24/89       $10,000                          $10,000
12/89           9,878.12                        10,073.7
12/90           7,825.64                         6,703.48
12/91          10,491.3                          8,046.29
12/92          11,946.7                          8,677.65
12/93          14,009.6                         10,000.3
12/94          14,897.8                         10,164.5
12/95          17,368.7                         11,551.7
12/96          23,499.4                         15,811.2
12/97          28,854                           18,941.5
12/98          24,973.3                         15,602.8
12/99          24,022.8                         15,105.6
12/00          31,467.8                         19,748.3



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On April 28, 2000 Prudential Investment Corporation became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    Equity Office Properties Trust                     6.8%
   2.    Equity Residential Properties Trust                4.7%
   3.    Apartment Investment & Management Company,
         Class A                                            3.7%
   4.    Spieker Properties, Inc.                           3.7%
   5.    Vornado Realty Trust                               3.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Office                                            28.0%
   2.    Apartments                                        19.8%
   3.    Industrial                                        13.7%
   4.    Malls                                              9.7%
   5.    Hotel/Lodging                                      8.7%

                                  THE GCG TRUST

                               HARD ASSETS SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARKS DURING THE YEAR?

The Hard Assets Series ("the Series") generated a return of (4.73)% for the year ended December 31, 2000. For the same period the Standard & Poors 500 Index returned (9.10)% and the Russell 2000 Index returned (3.02)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The Series was caught between opposing forces during the year. Initially the Series suffered when investors deserted resources to invest in the technology sector, only to return mid-year as the technology bubble burst. Equally, the Series gained from exposure to energy stocks, which were recording higher positive earnings figures on the back of rising energy prices but suffered from exposure to the base metal and forest/paper sectors for which energy prices reaching $35 per barrel increased costs in these industries.

High oil prices due to inventory drawdowns and tight capacity from OPEC solidarity led to a dramatic increase in oil companies earnings, which was reflected in the sector's stock prices. Gas stocks gained from tight capacity, low inventory and competition for fuel from electricity producers in the U.S., which resulted in gas prices rising to all time highs. Our overweight position in both sectors in the second half of the year proved beneficial, but was neutralized by the missed opportunity from an underweight position in the first half. A heavy overweight exposure to platinum group metal stocks proved beneficial, as this sub-sector moved up strongly due to unreliable Russian exports and firm demand from auto catalysts and jewellers, pushing platinum and palladium prices to an all time high of $622 per ounce and $970 per ounce, respectively. Our underweight in forestry and chemicals proved rewarding for most of the year, although chemicals posted a strong recovery in the last two months of 2000, which detracted somewhat from performance in the final quarter of the year.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

Overall, 2001 is likely to be a fairly benign year for resources. Commodities markets will be flat on the back of slowing global growth but will enjoy the occasional spike from interest rate cuts. The market seems to be adjusting to follow our belief in a "higher for longer" oil and gas price, particularly in light of the U.S. energy crisis where a quick solution to the high gas prices looks increasingly unlikely. This should translate into continually strong earnings figures for the energy sector, with further upward movement in energy stock prices. Lessons learned from the 1990's have ensured that energy companies are far more efficient in their capital expenditures. Although this is expected to rise in 2001, which should be positive for oil service companies, exploration and production will be for effective reserve building. The sector is also likely to witness further positive news through share buybacks, and merger and acquisition activity. Indeed, with earnings forecast to remain robust, the energy sector should perform well against most other sectors in the economy.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR      (4.73)%
                                      5 YEAR       3.20%
                                     10 YEAR       6.52%
                 SINCE 1/24/1989 (INCEPTION)       5.65%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Hard Assets Series        S&P 500 Index         Russell 2000 Index
1/24/89            $10,000                $10,000                  $10,000
12/89               11,895.7               12,265.8                 11,129.2
12/90               10,249.8               11,884.5                  8,961.57
12/91               10,732                 15,497.4                 13,087.8
12/92                9,679.23              16,676.5                 15,497.3
12/93               14,511.7               18,353.6                 18,423
12/94               14,878.7               18,594.7                 18,087
12/95               16,469.4               25,574                   23,233.9
12/96               21,931.9               31,441.9                 27,065.4
12/97               23,296.9               41,928.1                 33,118.2
12/98               16,405.4               53,919.1                 32,274.6
12/99               20,238.1               65,260                   39,134.7
12/00               19,280.1               59,320.2                 37,952.4



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1. Exxon Mobil Corporation                               9.2%
   2. Burlington Resources, Inc.                            4.9%
   3. Enron Corporation                                     3.7%
   4. TotalFinaELF S.A.                                     3.5%
   5. Anadarko Petroleum Corporation                        3.4%

TOP FIVE SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1. Energy                                               48.7%
   2. Cyclicals                                            25.2%
   3. Utilities                                            10.2%
   4. Technology                                            9.7%
   5. Other                                                 6.2%

                                  THE GCG TRUST

                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR 2000?

The Developing World Series (the "Series") produced a return of (33.79)% for the year ended December 31, 2000. The Morgan Stanley Capital International Emerging Markets Free Index had a return of (30.61)% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The year 2000 has been a roller coaster for emerging markets ranging from the technology related euphoria of the first quarter, to an aversion to the asset class during the third and fourth quarters as growth downgrades dominated the headlines with no respite from lower interest rates. In this environment the markets have been very volatile, and it has been a difficult year for performance.

The contribution to performance from asset allocation during the year has been positive. The regional focus of the Series was shifted from Asia to Latin America. Within Asia we are concentrated on the North Asian markets of Korea, Taiwan and China. Both Korea and Taiwan performed poorly because of a combination of negative news on the technology sector and country specific issues relating to the slow pace of corporate and political reform. In Latin America the outlook for Mexico and Brazil steadily improved during the year primarily because of the positive impact of strong oil prices on Mexico and the inclination of the Brazilian Central Bank to lower interest rates. In the EMEA (Europe Middle East and Africa) region the strategy was focussed on Hungary and Russia at the expense of Greece and Turkey. The decision to remain significantly underweight Greece added value but the contribution from the position in Russia was negative as corporate governance issues have undermined confidence in the market.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?

During 2000 the Emerging markets asset class fell from favor as global investors' risk appetite declined amidst the increasingly negative news on the global environment. In this situation the liquidity of markets fell and, consequently, trading has been more difficult and costly.

WHAT IS THE OUTLOOK FOR MARKETS/PORTFOLIO?

We believe that the U.S. interest rate cut on January 3rd marked an important inflection point for the emerging markets asset class. It should not improve the outlook overnight but should help to underpin markets and improve investor sentiment over the coming months. Falling interest rates, an improved outlook for growth and the return of reform and restructuring zeal among emerging markets currently appear the required conditions for the return of real investor interest to the asset class. Valuations are attractive. Liquidity in the markets is low and it will only take limited amounts of cash to impact the direction of share prices in the current environment. Following a very difficult year for emerging markets in 2000, the outlook appears much more encouraging for 2001 as external conditions improve and country specific issues are more supportive.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (33.79)%
                 SINCE 2/18/1998 (INCEPTION)      (7.93)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                         Morgan Stanley Capital International
           Developing World Series          Emerging Markets Free Index
2/18/98            $10,000                          $10,000
3/31/98             10,430                           11,523
6/30/98              8,260                            8,803.85
9/30/98              6,720                            6,866.32
12/31/98             7,373.02                         8,101.4
3/31/99              7,763.18                         9,108.9
6/30/99              9,543.9                         11,331.3
9/30/99              9,063.71                        10,747.3
12/31/99            11,919.1                         13,481.4
3/31/00             12,146                           13,807.9
6/30/00             10,939.6                         12,404.4
9/30/00              9,166.18                        10,791.8
12/31/00             7,891.34                         9,354.76



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    The India Fund                                     5.1%
   2.    Taiwan Semiconductor Manufacturing
         Company Ltd., ADR                                  4.2%
   3.    China Mobil (Hong Kong) Ltd.                       4.1%
   4.    Telefonos de Mexico S.A., Class L, ADR             3.6%
   5.    Check Point Software Technologies Ltd.             3.2%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Brazil                                            12.9%
   2.    Taiwan                                            12.7%
   3.    Mexico                                            11.3%
   4.    Korea                                              9.5%
   5.    India                                              8.5%

                                  THE GCG TRUST

                             EMERGING MARKETS SERIES

HOW WELL DID THE SERIES PERFORM?

For the year ended December 31, 2000, the Emerging Markets Series (the "Series") produced a return of (33.88)%. The Morgan Stanley Capital International Emerging Markets Free Index had a return of (30.61)% during the same period.

WHAT REGIONS AFFECTED THE SERIES' PERFORMANCE?

Within the Asia region the concentration was on the North Asian markets of Korea, Taiwan and China. Both Korea and Taiwan were poor performers because of a combination of negative news on the technology sector and country specific issues relating to the slow pace of corporate and political reform. In Latin America the outlook for Mexico and Brazil steadily improved during the year primarily because of the positive impact of the strong price of oil on Mexico and the inclination of the Brazilian Central Bank to lower interest rates. In the EMEA (Europe Middle East and Africa) region the strategy focussed on Hungary and Russia at the expense of Greece and Turkey. The decision to remain significantly underweight Greece added value but the contribution from the position in Russia was negative as corporate governance issues appeared to undermine confidence in the market.

WHAT IS THE OUTLOOK FOR EMERGING MARKETS IN 2001?

We believe that the U.S. interest rate cut on January 3rd marked an important inflection point for the emerging markets asset class. It does not improve the outlook overnight but should help to underpin markets and improve investor sentiment over the coming months. Falling interest rates, an improved outlook for growth and the return of reform and restructuring zeal among Emerging markets are the required conditions for the return of real investor interest to the asset class. Valuations are attractive. Liquidity in the markets is low and it will only take limited amounts of cash to impact the direction of share prices in the current environment. Following a very difficult year for Emerging markets in 2000, the outlook appears much more encouraging for 2001 as the external conditions improve and country specific issues are more supportive.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR     (33.88)%
                                      5 YEAR      (1.99)%
                 SINCE 10/4/1993 (INCEPTION)      (2.10)%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                                            Morgan Stanley Capital International
            Emerging Markets Series              Emerging Markets Free Index
10/4/93            $10,000                              $10,000
12/93               12,440                               13,260.3
12/94               10,552.2                             12,290.3
12/95                9,485.8                             11,650.1
12/96               10,176.8                             12,352.7
12/97                9,222.92                            10,921.6
12/98                7,001.03                             8,154.1
12/99               12,973                               13,569.1
12/00                8,578.09                             9,415.59



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 16, 2000 Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    The India Fund                                     5.1%
   2.    China Mobil (Hong Kong), Ltd.                      4.4%
   3.    Taiwan Semiconductor Manufacturing
         Company, Ltd., ADR                                 4.0%
   4.    Telefonos de Mexico S.A., Class L, ADR             3.6%
   5.    Samsung Electronics                                3.2%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Brazil                                            13.0%
   2.    Taiwan                                            12.7%
   3.    Mexico                                            11.3%
   4.    Korea                                              9.5%
   5.    India                                              8.6%

                                  THE GCG TRUST

                              MARKET MANAGER SERIES

HOW DID THE SERIES PERFORM?

The Market Manager Series (the "Series") had a total return of 1.54% for the year ended December 31, 2000. This compares to (9.10)% for the Standard & Poor's 500 Index and 17.50% for the Standard & Poor's Mid-Cap 400 Index during this same period.

WHAT IS THE SERIES' STRATEGY?

The Series seeks favorable equity market performance and preservation of capital. The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term objectives of the Series until the Target Maturity Date. The Target Maturity Date of the Series is March 6, 2001. After the close of business on March 6, 2001, all remaining assets in the Series will be liquidated and all shareholders reallocated to the Liquid Asset Series.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2000

                                      1 YEAR       1.54%
                                      5 YEAR      18.70%
                SINCE 11/14/1994 (INCEPTION)      19.21%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Market Manager Series       S&P 500 Index    S&P Mid-Cap 400 Index
11/14/94            $10,000               $10,000             $10,000
12/94                10,020                 9,778.9             9,636.6
12/95                12,457.7              13,449.3            12,619
12/96                14,874.9              16,535.3            15,042
12/97                19,906.1              22,050              19,893.5
12/98                24,792.2              28,356              23,695.8
12/99                28,905.9              34,320.2            27,184
12/00                29,349.7              31,196.4            31,196.4

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998 ING Investment Management, LLC became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 2000
(percentage of total net assets)
   1.    S&P Midcap Companies Index 400
         European Call Options                             34.0%
   2.    S&P 500 European Call Options                     31.1%
   3.    U.S. Treasury Strip, 7.562% due 02/15/01          29.7%
   4.    Cabco (Texaco Capital), 7.102% due 10/01/01        2.8%
   5.    Philip Morris Companies, Inc.,
         6.000% due 07/15/01                                1.6%

TOP FOUR SECTORS AS OF DECEMBER 31, 2000
(percentage of total portfolio holdings)
   1.    Call Options Purchased                            65.7%
   2.    U.S. Treasury Strips                              29.9%
   3.    Financial Services                                 2.8%
   4.    Industrial                                         1.7%

    DESCRIPTION OF COMPARATIVE INDICES
===================================================

     DOW JONES INDUSTRIAL AVERAGE-- an index composed of 30 blue-chip U.S. Companies.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed, and mortgage backed securities, with a maturity of one year or more.

     MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- is an index that is comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     RUSSELL 1000 INDEX -- an index representing the 1,000 largest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. Companies, based on total market capitalization.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index that measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values.

     STANDARD  & POOR'S  500 INDEX  (S&P  500)-- an index  composed  of 500 U.S.
stocks.

     STANDARD & POOR'S BARRA GROWTH INDEX -- an index composed of the faster growing companies in the S&P 500 with higher price-to-book ratios.

     STANDARD & POOR'S BARRA VALUE INDEX-- an index composed of the slower growing and undervalued companies in the S&P 500 with lower price-to-book ratios.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE 5000 INDEX -- an index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).




     SECTOR WEIGHTINGS -- The "sector" weightings shown on the previous pages are as of December 31, 2000. Sectors, not the same as industry classifications, are broad-based categories that generally span multiple industries. Any target levels or limitations on a portfolio's weighting in a particular sector is discussed in the portfolio's prospectus description. See "Portfolio of Investments" for each Series, later in this report, for information on the more diversified industry weightings to which concentration limitations apply.

                      [This page left Intentionally Blank]

    STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

                                                                         LIMITED         GLOBAL
                                                        LIQUID          MATURITY          FIXED           FULLY           TOTAL
                                                         ASSET            BOND           INCOME          MANAGED          RETURN
                                                        SERIES           SERIES          SERIES          SERIES           SERIES
                                                      ------------     ------------    -----------     ------------     ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ............................    $704,636,434     $255,226,178    $44,557,279     $289,267,486     $768,564,090
                                                      ============     ============    ===========     ============     ============
   At value (a) ..................................    $704,636,434     $257,585,394    $45,400,240     $330,371,058     $828,604,143
Cash, including foreign currency, at value .......          35,977               99      1,290,995       39,978,472               --
Receivables:
   Shares of beneficial interest sold ............      56,061,350          196,921         44,532          971,071        1,512,364
   Investment securities sold ....................              --               --             --        1,114,960        3,340,787
   Receivable for forward foreign currency
     contracts (Note 1) ..........................              --               --             --               --               --
   Dividends and/or interest .....................       5,552,117        3,503,948      1,236,997        1,944,815        5,183,574
   Other assets ..................................          10,380               --             --               --               --
                                                      ------------     ------------    -----------     ------------     ------------
     Total Assets ................................     766,296,258      261,286,362     47,972,764      374,380,376      838,640,868
                                                      ------------     ------------    -----------     ------------     ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ........      47,405,223          101,141              5           23,836              228
   Investment securities purchased ...............              --               --             --          808,300        4,233,810
   Payable for forward foreign currency
     contracts (Note 1) ..........................              --               --        846,652               --               --
   Variation margin ..............................              --               --             --               --               --
   Cash overdraft, net of foreign currency, at value            --               --             --               --        1,879,788
   Reverse repurchase agreements, at value .......              --       10,125,000             --               --               --
   Options written (Premiums received
     $4,059 and $4,749) ..........................              --               --             --               --               --
                                                      ------------     ------------    -----------     ------------     ------------
     Total Liabilities ...........................      47,405,223       10,226,141        846,657          832,136        6,113,826
                                                      ------------     ------------    -----------     ------------     ------------
NET ASSETS .......................................    $718,891,035     $251,060,221    $47,126,107     $373,548,240     $832,527,042
                                                      ============     ============    ===========     ============     ============
NET ASSETS CONSIST OF:
Paid-in Capital ..................................    $718,909,353     $252,965,806    $49,531,437     $330,052,868     $762,671,137
Undistributed (distributions in excess of)
   net investment income/(loss) ..................              --          833,179       (632,709)         583,069        1,415,948
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions .............         (18,318)      (5,097,980)    (1,747,206)       1,808,669        8,404,652
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies .............              --        2,359,216        (25,415)      41,103,634       60,035,305
                                                      ------------     ------------    -----------     ------------     ------------
     Total Net Assets ............................    $718,891,035     $251,060,221    $47,126,107     $373,548,240     $832,527,042
                                                      ============     ============    ===========     ============     ============
Shares of beneficial interest outstanding ........     718,915,235       23,846,852      4,906,984       22,482,531       48,968,396
                                                      ============     ============    ===========     ============     ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding $       1.00     $      10.53    $      9.60     $      16.62     $      17.00
                                                      ============     ============    ===========     ============     ============

---------------
(a) The Liquid Assets Series, Limited Maturity Bond Series, Investors Series and All Cap Series include repurchase agreements amounting to $188,065,000, $6,158,000, $2,639,000 and $13,753,000, respectively.

                       See Notes to Financial Statements.

                                                        ASSET
                                                      ALLOCATION     EQUITY                        VALUE          RISING
                                                        GROWTH       INCOME        INVESTORS      EQUITY         DIVIDENDS
                                                        SERIES       SERIES         SERIES        SERIES          SERIES
                                                      ----------   ------------   -----------   ------------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................   $6,959,798   $269,247,460   $27,321,545   $171,369,915    $816,357,950
                                                      ==========   ============   ===========   ============    ============
   At value (a) ...................................   $6,800,268   $278,006,306   $27,713,796   $185,997,007    $940,294,042
Cash, including foreign currency, at value ........    1,385,051     18,853,867           762          9,033             859
Receivables:
   Shares of beneficial interest sold .............      258,168        466,520            --        258,791         236,468
   Investment securities sold .....................           --        403,794            --             --              --
   Receivable for forward foreign currency
     contracts (Note 1) ...........................           --             --            --             --              --
   Dividends and/or interest ......................       55,624        498,406        39,465         80,401         536,215
   Other assets ...................................           --             --            --             --             299
                                                      ----------   ------------   -----------   ------------    ------------
     Total Assets .................................    8,499,111    298,228,893    27,754,023    186,345,232     941,067,883
                                                      ----------   ------------   -----------   ------------    ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........            1            106       302,971             12          44,201
   Investment securities purchased ................        2,479        137,228            --             --              --
   Payable for forward foreign currency
     contracts (Note 1) ...........................           --             --            --             --              --
   Variation margin ...............................           --             --            --             --              --
   Cash overdraft, net of foreign currency, at value          --             --            --             --              --
   Reverse repurchase agreements, at value ........           --             --            --             --              --
   Options written (Premiums received
     $4,059 and $4,749) ...........................           --             --        10,725             --              --
                                                      ----------   ------------   -----------   ------------    ------------
     Total Liabilities ............................        2,480        137,334       313,696             12          44,201
                                                      ----------   ------------   -----------   ------------    ------------
NET ASSETS ........................................   $8,496,631   $298,091,559   $27,440,327   $186,345,220    $941,023,682
                                                      ==========   ============   ===========   ============    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................   $8,756,571   $290,778,067   $27,283,924   $171,879,517    $809,791,838
Undistributed (distributions in excess of)
   net investment income/(loss) ...................       43,387        224,707        13,174            --               --
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............     (143,797)    (1,670,061)     (242,355)      (161,389)      7,295,752
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............     (159,530)     8,758,846       385,584     14,627,092     123,936,092
                                                      ----------   ------------   -----------   ------------    ------------
     Total Net Assets .............................   $8,496,631   $298,091,559   $27,440,327   $186,345,220    $941,023,682
                                                      ==========   ============   ===========   ============    ============
Shares of beneficial interest outstanding .........      903,567     25,553,035     2,481,070     11,221,918      39,986,438
                                                      ==========   ============   ===========   ============    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding $     9.40   $      11.67   $     11.06   $      16.61    $      23.53
                                                      ==========   ============   ===========   ============    ============

[table continued]


                                                      DIVERSIFIED      MANAGED       LARGE CAP         ALL
                                                        MID-CAP        GLOBAL          VALUE           CAP
                                                        SERIES         SERIES         SERIES         SERIES
                                                       -----------   ------------   ------------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................    $10,989,624   $237,426,772   $106,202,914   $115,218,694
                                                       ===========   ============   ============   ============
   At value (a) ...................................    $11,441,810   $222,658,400   $107,098,760   $114,232,432
Cash, including foreign currency, at value ........      2,044,658     21,869,723      5,634,221            171
Receivables:
   Shares of beneficial interest sold .............        406,872          1,753        785,212        576,502
   Investment securities sold .....................             --          2,700         36,320      1,680,458
   Receivable for forward foreign currency
     contracts (Note 1) ...........................             --        139,388             --             --
   Dividends and/or interest ......................         20,259        390,329         92,373        175,672
   Other assets ...................................             --             --             --             --
                                                       -----------   ------------   ------------   ------------
     Total Assets .................................     13,913,599    245,062,293    113,646,886    116,665,235
                                                       -----------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........             --      8,370,388         10,286             23
   Investment securities purchased ................         40,195      3,729,201        430,925      4,757,245
   Payable for forward foreign currency
     contracts (Note 1) ...........................             --             --             --             --
   Variation margin ...............................         39,760             --             --             --
   Cash overdraft, net of foreign currency, at value            --             --             --             --
   Reverse repurchase agreements, at value ........             --             --             --             --
   Options written (Premiums received
     $4,059 and $4,749) ...........................             --             --             --         21,275
                                                       -----------   ------------   ------------   ------------
     Total Liabilities ............................         79,955     12,099,589        441,211      4,778,543
                                                       -----------   ------------   ------------   ------------
NET ASSETS ........................................    $13,833,644   $232,962,704   $113,205,675   $111,886,692
                                                       ===========   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................    $13,907,191   $251,829,972   $113,158,243   $112,712,580
Undistributed (distributions in excess of)
   net investment income/(loss) ...................          8,206       (128,593)       113,073         57,411
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............       (548,737)    (4,108,638)      (961,487)       119,489
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............        466,984    (14,630,037)       895,846     (1,002,788)
                                                       -----------   ------------   ------------   ------------
     Total Net Assets .............................    $13,833,644   $232,962,704   $113,205,675   $111,886,692
                                                       ===========   ============   ============   ============
Shares of beneficial interest outstanding .........      1,399,255     19,704,861     10,697,618      9,774,624
                                                       ===========   ============   ============   ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding  $      9.89   $      11.82   $      10.58   $      11.45
                                                       ===========   ============   ============   ============

                       See Notes to Financial Statements.

    STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

                                                                           CAPITAL       GROWTH          CAPITAL        STRATEGIC
                                                        RESEARCH        APPRECIATION   AND INCOME        GROWTH          EQUITY
                                                         SERIES            SERIES        SERIES          SERIES          SERIES
                                                      --------------    ------------    -----------    ------------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................   $1,102,846,876    $496,312,896    $17,607,749    $554,825,219    $381,713,982
                                                      ==============    ============    ===========    ============    ============
   At value (a) ...................................   $1,139,223,951    $493,420,700    $17,486,536    $535,328,216    $365,377,272
Cash, including foreign currency, at value ........          604,530          31,057         12,854      12,432,760          15,745
Receivables:
   Shares of beneficial interest sold .............          120,351          14,854        275,483         427,464              --
   Investment securities sold .....................       16,370,967          88,283         18,875      13,902,827      11,572,971
   Dividends and/or interest ......................          436,628         152,143         18,959         529,391         110,717
                                                      --------------    ------------    -----------    ------------    ------------
     Total Assets .................................    1,156,756,427     493,707,037     17,812,707     562,620,658     377,076,705
                                                      --------------    ------------    -----------    ------------    ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........          115,754       1,170,366             --          72,013         179,318
   Investment securities purchased ................        9,445,067         266,195      2,581,756              --       2,283,172
   Payable for forward foreign currency
     contracts (Note 1) ...........................               --              --             --              --              --
   Variation margin ...............................               --         201,694             --              --              --
Cash overdraft, net of foreign currency, at value .               --              --             --              --              --
Options written (Premiums received $1,392,957) ....               --         513,999             --              --              --
                                                      --------------    ------------    -----------    ------------    ------------
     Total Liabilities ............................        9,560,821       2,152,254      2,581,756          72,013       2,462,490
                                                      --------------    ------------    -----------    ------------    ------------
NET ASSETS ........................................   $1,147,195,606    $491,554,783    $15,230,951    $562,548,645    $374,614,215
                                                      ==============    ============    ===========    ============    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................   $1,089,901,878    $504,783,194    $15,348,162    $589,017,008    $408,491,473
Undistributed (distributions in excess of)
   net investment income/(loss) ...................          (17,120)          3,580         43,509              --              --
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............       20,950,695     (11,076,882)       (39,507)     (6,971,343)    (17,563,866)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............       36,360,153      (2,155,109)      (121,213)    (19,497,020)    (16,313,392)
                                                      --------------    ------------    -----------    ------------    ------------
     Total Net Assets .............................   $1,147,195,606    $491,554,783    $15,230,951    $562,548,645    $374,614,215
                                                      ==============    ============    ===========    ============    ============
Shares of beneficial interest outstanding .........       54,765,198      30,094,774      1,527,112      38,055,401      22,407,522
                                                      ==============    ============    ===========    ============    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding $        20.95    $      16.33    $      9.97    $      14.78    $      16.72
                                                      ==============    ============    ===========    ============    ============


                       See Notes to Financial Statements.

                                                         SPECIAL         MID-CAP          SMALL                           REAL
                                                        SITUATIONS       GROWTH            CAP           GROWTH          ESTATE
                                                          SERIES         SERIES          SERIES          SERIES          SERIES
                                                         ----------   --------------   ------------   --------------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ................................   $8,478,407   $1,702,927,622   $582,392,093   $1,707,827,356    $81,736,732
                                                         ==========   ==============   ============   ==============   ============
   At value (a) ......................................   $7,996,677   $1,472,476,355   $429,358,183   $1,635,849,057    $90,932,052
Cash, including foreign currency, at value ...........       37,362               --     38,274,451          103,308     13,572,942
Receivables:
   Shares of beneficial interest sold ................       84,540          315,690             --               --        338,804
   Investment securities sold ........................           --        6,448,604        601,600       18,687,226             --
   Dividends and/or interest .........................        6,883           16,049        464,509          223,807        605,014
                                                         ----------   --------------   ------------   --------------   ------------
     Total Assets ....................................    8,125,462    1,479,256,698    468,698,743    1,654,863,398    105,448,812
                                                         ----------   --------------   ------------   --------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ............           --       10,162,215      2,424,868        8,434,520              9
   Investment securities purchased ...................           --        7,344,716      5,168,053        2,344,956      1,649,061
   Payable for forward foreign currency
     contracts (Note 1) ..............................           --               --             --        5,208,784             --
   Variation margin ..................................           --               --             --               --             --
Cash overdraft, net of foreign currency, at value ....           --            4,356             --               --             --
Options written (Premiums received $1,392,957) .......           --               --             --               --             --
                                                         ----------   --------------   ------------   --------------   ------------
     Total Liabilities ...............................           --       17,511,287      7,592,921       15,988,260      1,649,070
                                                         ----------   --------------   ------------   --------------   ------------
NET ASSETS ...........................................   $8,125,462   $1,461,745,411   $461,105,822   $1,638,875,138   $103,799,742
                                                         ==========   ==============   ============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in Capital ......................................   $8,752,467   $1,690,338,742   $631,041,854   $1,747,486,812   $ 96,873,897
Undistributed (distributions in excess of)
   net investment income/(loss) ......................       18,297               --        241,025       (6,196,828)       585,413
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions .................     (163,572)       1,857,936    (17,143,147)     (25,226,742)    (2,854,888)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies .................     (481,730)    (230,451,267)  (153,033,910)     (77,188,104)     9,195,320
                                                         ----------   --------------   ------------   --------------   ------------
     Total Net Assets ................................   $8,125,462   $1,461,745,411   $461,105,822   $1,638,875,138   $103,799,742
                                                         ==========   ==============   ============   ==============   ============
Shares of beneficial interest outstanding ............      911,493       78,306,701     43,072,821       82,847,304      6,825,236
                                                         ==========   ==============   ============   ==============   ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding    $     8.91   $        18.67   $      10.71   $        19.78   $      15.21
                                                         ==========   ==============   ============   ==============   ============

[table continued]

                                                              HARD       DEVELOPING     EMERGING      MARKET
                                                             ASSETS         WORLD        MARKETS      MANAGER
                                                             SERIES        SERIES        SERIES       SERIES
                                                           -----------   -----------   -----------   ----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ................................     $39,327,092   $75,928,796   $31,130,206   $2,937,010
                                                           ===========   ===========   ===========   ==========
   At value (a) ......................................     $41,196,796   $61,964,016   $24,729,441   $6,566,664
Cash, including foreign currency, at value ...........              --     3,005,622     1,742,377       46,670
Receivables:
   Shares of beneficial interest sold ................          16,749           209            --           --
   Investment securities sold ........................       1,714,839       212,670        36,951           --
   Dividends and/or interest .........................          55,515       171,141        89,748        4,213
                                                           -----------   -----------   -----------   ----------
     Total Assets ....................................      42,983,899    65,353,658    26,598,517    6,617,547
                                                           -----------   -----------   -----------   ----------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ............              20     2,590,062     1,672,906           --
   Investment securities purchased ...................         514,928     2,222,536       372,700           --
   Payable for forward foreign currency
     contracts (Note 1) ..............................              --            --            --           --
   Variation margin ..................................              --            --            --           --
Cash overdraft, net of foreign currency, at value ....         359,847            --            --           --
Options written (Premiums received $1,392,957) .......              --            --            --           --
                                                           -----------   -----------   -----------   ----------
     Total Liabilities ...............................         874,795     4,812,598     2,045,606           --
                                                           -----------   -----------   -----------   ----------
NET ASSETS ...........................................     $42,109,104   $60,541,060   $24,552,911   $6,617,547
                                                           ===========   ===========   ===========   ==========
NET ASSETS CONSIST OF:
Paid-in Capital ......................................     $50,249,038   $77,219,518   $39,748,715   $2,984,714
Undistributed (distributions in excess of)
   net investment income/(loss) ......................         (58,380)       (7,255)      (25,460)       3,179
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions .................      (9,968,234)   (2,704,101)   (8,766,717)          --
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies .................       1,886,680   (13,967,102)   (6,403,627)   3,629,654
                                                           -----------   -----------   -----------   ----------
     Total Net Assets ................................     $42,109,104   $60,541,060   $24,552,911   $6,617,547
                                                           ===========   ===========   ===========   ==========
Shares of beneficial interest outstanding ............       3,781,355     7,979,716     3,029,840      369,777
                                                           ===========   ===========   ===========   ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding      $     11.14   $      7.59   $      8.10   $    17.90
                                                           ===========   ===========   ===========   ==========


                       See Notes to Financial Statements.

    STATEMENTS OF OPERATIONS
================================================================================

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        LIMITED         GLOBAL
                                                         LIQUID        MATURITY          FIXED           FULLY           TOTAL
                                                          ASSET          BOND           INCOME          MANAGED          RETURN
                                                         SERIES         SERIES          SERIES          SERIES           SERIES
                                                       -----------     -----------    -----------     -----------      ------------
INVESTMENT INCOME:
Dividends ...........................................           --              --             --     $ 5,217,139    $    7,814,072
Interest ............................................  $37,883,579     $13,809,513    $ 1,804,704       7,284,677        21,577,459
Foreign taxes withheld on dividend and
   interest income ..................................           --              --        (27,480)        (40,713)          (64,946)
                                                       -----------     -----------    -----------     -----------      ------------
     Total Investment Income ........................   37,883,579      13,809,513      1,777,224      12,461,103        29,326,585
                                                       -----------     -----------    -----------     -----------      ------------
EXPENSES:
Unified fees (Note 2) ...............................    3,191,473       1,127,077        543,750       2,809,898         6,202,065
Trustees' fees and expenses (Note 2) ................       18,898           6,716          1,084           9,628            22,832
                                                       -----------     -----------    -----------     -----------      ------------
  Total expenses before interest ....................    3,210,371       1,133,793        544,834       2,819,526         6,224,897
  Interest expense ..................................           --          19,020             --              --                --
                                                       -----------     -----------    -----------     -----------      ------------
     Total Expenses .................................    3,210,371       1,152,813        544,834       2,819,526         6,224,897
                                                       -----------     -----------    -----------     -----------      ------------
NET INVESTMENT INCOME ...............................   34,673,208      12,656,700      1,232,390       9,641,577        23,101,688
                                                       -----------     -----------    -----------     -----------      ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ......................................      (13,770)     (2,768,678)    (1,650,387)     16,610,243        41,139,747
   Written options ..................................           --              --             --          50,398                --
   Futures contracts ................................           --              --             --              --                --
   Forward foreign currency exchange contracts
     and foreign currency transactions ..............           --              --       (621,817)        (12,866)           (2,498)
Net change in unrealized
   appreciation/depreciation of:
   Investments ......................................           --       5,843,846      2,774,039      36,292,425        47,019,520
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies .............................           --              --       (923,422)         (7,619)           (4,746)
                                                       -----------     -----------    -----------     -----------      ------------
Net realized and unrealized gain/(loss)
   on investments ...................................      (13,770)      3,075,168       (421,587)     52,932,581        88,152,023
                                                       -----------     -----------    -----------     -----------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................  $34,659,438     $15,731,868    $   810,803     $62,574,158      $111,253,711
                                                       ===========     ===========    ===========     ===========      ============




                       See Notes to Financial Statements.

                                                     ASSET
                                                  ALLOCATION      EQUITY                      VALUE          RISING      DIVERSIFIED
                                                    GROWTH        INCOME       INVESTORS     EQUITY         DIVIDENDS       MID-CAP
                                                    SERIES        SERIES        SERIES       SERIES          SERIES         SERIES
                                                   ---------    -----------    ---------   -----------    ------------    ---------
INVESTMENT INCOME:
Dividends .....................................   $    7,177   $  7,235,131    $ 185,344   $ 2,521,176    $ 10,321,127   $   22,144
Interest ......................................       57,889        649,323       65,776       506,862       1,508,661       36,631
Foreign taxes withheld on dividend and
   interest income ............................           --        (11,100)        (350)       (1,716)             --           --
                                                   ---------    -----------    ---------   -----------    ------------    ---------
     Total Investment Income ..................       65,066      7,873,354      250,770     3,026,322      11,829,788       58,775
                                                   ---------    -----------    ---------   -----------    ------------    ---------
EXPENSES:
Unified fees (Note 2) .........................       13,600      2,537,819      117,230     1,527,760       8,932,963       21,720
Trustees' fees and expenses (Note 2) ..........          --           8,793          342         5,275          31,165          --
                                                   ---------    -----------    ---------   -----------    ------------    ---------
  Total expenses before interest ..............       13,600      2,546,612      117,572     1,533,035       8,964,128       21,720
  Interest expense ............................           --             --           --            --              --           --
                                                   ---------    -----------    ---------   -----------    ------------    ---------
     Total Expenses ...........................       13,600      2,546,612      117,572     1,533,035       8,964,128       21,720
                                                   ---------    -----------    ---------   -----------    ------------    ---------
NET INVESTMENT INCOME .........................       51,466      5,326,742      133,198     1,493,287       2,865,660       37,055
                                                   ---------    -----------    ---------   -----------    ------------    ---------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ................................     (143,797)     6,922,115      394,241     7,332,736      24,683,881     (178,234)
   Written options ............................           --             --       28,465            --              --           --
   Futures contracts ..........................           --             --           --            --              --     (371,133)
   Forward foreign currency exchange contracts
     and foreign currency transactions ........           --            189          (88)           --              --            5
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................     (159,530)    21,265,372      396,548     4,901,445     (48,417,362)     452,186
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies .......................           --          4,056      (10,964)           --              --       14,798
                                                   ---------    -----------    ---------   -----------    ------------    ---------
Net realized and unrealized gain/(loss)
   on investments .............................     (303,327)    28,191,732      808,202    12,234,181     (23,733,481)     (82,378)
                                                   ---------    -----------    ---------   -----------    ------------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................    $(251,861)   $33,518,474    $ 941,400   $13,727,468    $(20,867,821)   $ (45,323)
                                                   =========    ===========    =========   ===========    ============    =========

[table continued]


                                                        MANAGED       LARGE CAP         ALL
                                                        GLOBAL          VALUE           CAP
                                                        SERIES         SERIES         SERIES
                                                     ------------    ----------     ----------
INVESTMENT INCOME:
Dividends .....................................     $   2,145,470    $  526,705    $   334,459
Interest ......................................           792,808       212,838        432,264
Foreign taxes withheld on dividend and
   interest income ............................          (128,981)         (463)            --
                                                     ------------    ----------     ----------
     Total Investment Income ..................         2,809,297       739,080        766,723
                                                     ------------    ----------     ----------
EXPENSES:
Unified fees (Note 2) .........................         2,694,553       460,867        362,983
Trustees' fees and expenses (Note 2) ..........             7,039         1,333            993
                                                     ------------    ----------     ----------
  Total expenses before interest ..............         2,701,592       462,200        363,976
  Interest expense ............................                --            --             --
                                                     ------------    ----------     ----------
     Total Expenses ...........................         2,701,592       462,200        363,976
                                                     ------------    ----------     ----------
NET INVESTMENT INCOME .........................           107,705       276,880        402,747
                                                     ------------    ----------     ----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ................................        44,211,130      (143,651)     2,260,346
   Written options ............................                --            --         18,200
   Futures contracts ..........................                --            --             --
   Forward foreign currency exchange contracts
     and foreign currency transactions ........          (140,528)          (37)           (18)
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................       (76,193,187)      895,846       (856,918)
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies .......................           151,507            --       (145,870)
                                                     ------------    ----------     ----------
Net realized and unrealized gain/(loss)
   on investments .............................       (31,971,078)      752,158      1,275,740
                                                     ------------    ----------     ----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................      $(31,863,373)   $1,029,038     $1,678,487
                                                     ============    ==========     ==========


                       See Notes to Financial Statements.

    STATEMENTS OF OPERATIONS
================================================================================

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        CAPITAL         GROWTH          CAPITAL          STRATEGIC
                                                      RESEARCH       APPRECIATION     AND INCOME        GROWTH            EQUITY
                                                       SERIES           SERIES          SERIES          SERIES            SERIES
                                                   --------------     ------------     ---------     -------------     ------------
INVESTMENT INCOME:
Dividends ......................................   $    7,079,046     $  1,791,557     $   5,860     $   3,374,294     $    582,387
Interest .......................................        2,446,848        2,825,972        73,111          (183,687)       2,141,103
Foreign taxes withheld on dividend and
   interest income .............................          (79,052)          (5,312)           --            (9,464)              --
                                                   --------------     ------------     ---------     -------------     ------------
     Total Investment Income ...................        9,446,842        4,612,217        78,971         3,181,143        2,723,490
                                                   --------------     ------------     ---------     -------------     ------------
EXPENSES:
Unified fees (Note 2) ..........................       10,157,315        4,592,624        23,092         5,842,166        3,374,441
Trustees' fees and expenses (Note 2) ...........           37,914           16,013            37            19,522           11,697
                                                   --------------     ------------     ---------     -------------     ------------
     Total Expenses ............................       10,195,229        4,608,637        23,129         5,861,688        3,386,138
                                                   --------------     ------------     ---------     -------------     ------------
NET INVESTMENT INCOME/(LOSS) ...................         (748,387)           3,580        55,842        (2,680,545)        (662,648)
                                                   --------------     ------------     ---------     -------------     ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................      119,237,854      (10,628,981)      (39,507)        6,129,688       (3,620,810)
   Written options .............................               --           33,285            --                --          596,987
   Futures contracts ...........................               --         (179,835)           --                --               --
   Forward foreign currency exchange contracts
     and foreign currency transactions .........          (17,013)              --            --             3,170              261
Net change in unrealized appreciation/
   depreciation of:
   Investments .................................     (181,809,609)     (75,057,311)     (121,213)     (113,939,625)     (83,135,015)
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ........................           27,712          737,086            --              (284)          23,317
                                                   --------------     ------------     ---------     -------------     ------------
   Net realized and unrealized gain/(loss)
     on investments ............................      (62,561,056)     (85,095,756)     (160,720)     (107,807,051)     (86,135,260)
                                                   --------------     ------------     ---------     -------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................   $  (63,309,443)    $(85,092,176)    $(104,878)    $(110,487,596)    $(86,797,908)
                                                   ==============     ============     =========     =============     ============


                       See Notes to Financial Statements.

                                                          SPECIAL       MID-CAP          SMALL                         REAL
                                                        SITUATIONS      GROWTH            CAP          GROWTH         ESTATE
                                                          SERIES        SERIES          SERIES         SERIES         SERIES
                                                         ---------    ------------   -------------  -------------    -----------
INVESTMENT INCOME:
Dividends ............................................   $   4,402    $  1,640,509   $   2,984,721  $   4,131,809    $ 4,522,681
Interest .............................................      37,737       2,369,900       2,683,540     17,599,189        287,651
Foreign taxes withheld on dividend and
   interest income ...................................          --              --              --        (41,185)            --
                                                         ---------    ------------   -------------  -------------    -----------
     Total Investment Income .........................      42,139       4,010,409       5,668,261     21,689,813      4,810,332
                                                         ---------    ------------   -------------  -------------    -----------
EXPENSES:
Unified fees (Note 2) ................................      15,367      11,685,236       4,615,849     18,185,544        692,930
Trustees' fees and expenses (Note 2) .................          28          43,260          16,210         60,723          2,340
                                                         ---------    ------------   -------------  -------------    -----------
     Total Expenses ..................................      15,395      11,728,496       4,632,059     18,246,267        695,270
                                                         ---------    ------------   -------------  -------------    -----------
NET INVESTMENT INCOME/(LOSS) .........................      26,744      (7,718,087)      1,036,202      3,443,546      4,115,062
                                                         ---------    ------------   -------------  -------------    -----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................................    (163,319)    455,686,780     137,489,419     21,580,383     (1,457,186)
   Written options ...................................          --              --              --             --             --
   Futures contracts .................................          --              --              --             --             --
   Forward foreign currency exchange contracts
     and foreign currency transactions ...............          --              --              --     17,502,089             --
Net change in unrealized appreciation/
   depreciation of:
   Investments .......................................    (481,730)  $(390,067,811)   (249,620,681)  (508,521,531)    15,223,579
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ..............................          --              --              --     (8,082,259)            --
                                                         ---------    ------------   -------------  -------------    -----------
   Net realized and unrealized gain/(loss)
     on investments ..................................    (645,049)     65,618,969    (112,131,262)  (477,521,318)    13,766,393
                                                         ---------    ------------   -------------  -------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................   $(618,305)   $ 57,900,882   $(111,095,060) $(474,077,772)   $17,881,455
                                                         =========    ============   =============  =============    ===========

[table continued]

                                                        HARD        DEVELOPING      EMERGING       MARKET
                                                       ASSETS          WORLD         MARKETS       MANAGER
                                                       SERIES         SERIES         SERIES        SERIES
                                                     -----------    ------------   ------------    --------
INVESTMENT INCOME:
Dividends .......................................... $   823,355    $    977,468   $    481,267          --
Interest ...........................................      32,610          64,731        (24,600)   $171,876
Foreign taxes withheld on dividend and
   interest income .................................     (38,183)        (57,462)       (34,576)         --
                                                     -----------    ------------   ------------    --------
     Total Investment Income .......................     817,782         984,737        422,091     171,876
                                                     -----------    ------------   ------------    --------
EXPENSES:
Unified fees (Note 2) ..............................     396,144       1,267,259        623,857      71,429
Trustees' fees and expenses (Note 2) ...............       1,388           2,411          1,203         236
                                                     -----------    ------------   ------------    --------
     Total Expenses ................................     397,532       1,269,670        625,060      71,665
                                                     -----------    ------------   ------------    --------
NET INVESTMENT INCOME/(LOSS) .......................     420,250        (284,933)      (202,969)    100,211
                                                     -----------    ------------   ------------    --------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .....................................  (3,131,420)     (1,716,532)     6,088,795     497,097
   Written options .................................          --              --             --          --
   Futures contracts ...............................          --              --             --          --
   Forward foreign currency exchange contracts
     and foreign currency transactions .............    (387,668)       (226,690)       (23,656)         --
Net change in unrealized appreciation/
   depreciation of:
   Investments .....................................   1,694,940     (25,707,811)   (18,733,007)   (486,483)
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ............................      15,688          (2,264)        (3,485)         --
                                                     -----------    ------------   ------------    --------
   Net realized and unrealized gain/(loss)
     on investments ................................  (1,808,460)    (27,653,297)   (12,671,353)     10,614
                                                     -----------    ------------   ------------    --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................... $(1,388,210)   $(27,938,230)  $(12,874,322)   $110,825
                                                     ===========    ============   ============    ========


                       See Notes to Financial Statements.

    STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                         LIMITED          GLOBAL
                                                       LIQUID           MATURITY           FIXED           FULLY          TOTAL
                                                        ASSET             BOND            INCOME          MANAGED         RETURN
                                                       SERIES            SERIES           SERIES          SERIES          SERIES
                                                    --------------     ------------    -----------     ------------    ------------
OPERATIONS:
Net investment income ............................. $   34,673,208     $ 12,656,700    $ 1,232,390     $  9,641,577    $ 23,101,688
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ..........................        (13,770)      (2,768,678)    (2,272,204)      16,647,775      41,137,249
Net change in unrealized appreciation/depreciation
   of investments,  written options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............             --        5,843,846      1,850,617       36,284,806      47,014,774
                                                    --------------     ------------    -----------     ------------    ------------
Net increase/(decrease) in net assets
   resulting from operations ......................     34,659,438       15,731,868        810,803       62,574,158     111,253,711
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................    (34,673,208)     (15,408,528)    (1,482,233)     (12,472,868)    (28,178,405)
Net realized gains ................................             --               --         (3,906)     (21,159,821)    (33,338,961)
Return of capital .................................             --               --     (1,063,389)              --              --
CAPITAL SHARE TRANSACTIONS:
Shares sold .......................................  5,253,400,514       92,238,455     20,513,243       90,002,991     145,035,923
Shares issued as reinvestment of dividends ........     34,680,164       15,408,528      2,549,528       33,632,689      61,517,366
Shares redeemed ................................... (5,149,024,145)     (64,018,779)    (4,569,336)     (66,937,955)    (99,516,204)
                                                    --------------     ------------    -----------     ------------    ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS .....    139,056,533       43,628,204     18,493,435       56,697,725     107,037,085
                                                    --------------     ------------    -----------     ------------    ------------
Net increase in net assets ........................    139,042,763       43,951,544     16,754,710       85,639,194     156,773,430
NET ASSETS:
Beginning of period ...............................    579,848,272      207,108,677     30,371,397      287,909,046     675,753,612
                                                    --------------     ------------    -----------     ------------    ------------
End of period ..................................... $  718,891,035     $251,060,221    $47,126,107     $373,548,240    $832,527,042
                                                    ==============     ============    ===========     ============    ============
Undistributed net investment income/(loss) ........ $           --     $    833,179    $  (632,709)    $    583,069    $  1,415,948
                                                    ==============     ============    ===========     ============    ============
TRANSACTIONS IN FUND SHARES:
Shares sold .......................................  5,253,400,515        8,532,220      2,088,056        5,495,662       8,536,527
Shares issued as reinvestment of dividends ........     34,680,164        1,463,298        266,687        2,087,690       3,708,099
Shares redeemed ................................... (5,149,024,145)      (6,018,845)      (465,890)      (4,234,605)     (6,056,083)
                                                    --------------     ------------    -----------     ------------    ------------
Net increase ......................................    139,056,534        3,976,673      1,888,853        3,348,747       6,188,543
                                                    ==============     ============    ===========     ============    ============

                       See Notes to Financial Statements.

                                                      ASSET
                                                   ALLOCATION     EQUITY                        VALUE         RISING
                                                     GROWTH       INCOME       INVESTORS       EQUITY        DIVIDENDS
                                                     SERIES       SERIES        SERIES         SERIES         SERIES
                                                   ----------  ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income ...........................  $   51,466  $  5,326,742   $    133,198   $  1,493,287   $  2,865,660
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ........................    (143,797)    6,922,304        422,618      7,332,736     24,683,881
Net change in unrealized appreciation/depreciation
   of investments,  written options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ............    (159,530)   21,269,428        385,584      4,901,445    (48,417,362)
                                                   ----------  ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ....................    (251,861)   33,518,474        941,400     13,727,468    (20,867,821)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (8,079)   (6,994,723)      (119,294)    (2,071,336)    (4,418,815)
Net realized gains ..............................          --   (16,016,492)      (665,561)      (234,832)   (24,992,281)
Return of capital ...............................          --            --             --       (526,103)            --
CAPITAL SHARE TRANSACTIONS:
Shares sold .....................................   8,942,893    79,611,730     42,333,430    145,689,427    140,089,116
Shares issued as reinvestment of dividends ......       8,079    23,011,215        784,855      2,832,271     29,411,096
Shares redeemed .................................    (194,401)  (92,392,867)   (15,834,503)  (114,666,246)   (77,950,309)
                                                   ----------  ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...   8,756,571    10,230,078     27,283,782     33,855,452     91,549,903
                                                   ----------  ------------   ------------   ------------   ------------
Net increase in net assets ......................   8,496,631    20,737,337     27,440,327     44,750,649     41,270,986
NET ASSETS:
Beginning of period .............................          --   277,354,222             --    141,594,571    899,752,696
                                                   ----------  ------------   ------------   ------------   ------------
End of period ...................................  $8,496,631  $298,091,559   $ 27,440,327   $186,345,220   $941,023,682
                                                   ==========  ============   ============   ============   ============
Undistributed net investment income/(loss) ......  $   43,387  $    224,707   $     13,174   $         --   $         --
                                                   ==========  ============   ============   ============   ============
TRANSACTIONS IN FUND SHARES:
Shares sold .....................................     923,562     6,954,583      3,845,253      9,277,655      5,613,697
Shares issued as reinvestment of dividends ......         885     2,052,740         74,606        178,692      1,291,660
Shares redeemed .................................     (20,880)   (8,132,658)    (1,438,789)    (7,355,632)    (3,141,918)
                                                   ----------  ------------   ------------   ------------   ------------
Net increase ....................................     903,567       874,665      2,481,070      2,100,715      3,763,439
                                                   ==========  ============   ============   ============   ============

[table continued]


                                                    DIVERSIFIED     MANAGED       LARGE CAP         ALL
                                                      MID-CAP       GLOBAL          VALUE           CAP
                                                      SERIES        SERIES         SERIES         SERIES
                                                    -----------   ------------   ------------  ------------
OPERATIONS:
Net investment income ...........................   $    37,055   $    107,705   $    276,880  $     402,747
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ........................      (549,362)    44,070,602       (143,688)    2,278,528
Net change in unrealized appreciation/depreciation
   of investments,  written options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ............       466,984    (76,041,680)       895,846    (1,002,788)
                                                    -----------   ------------   ------------  ------------
Net increase/(decrease) in net assets
   resulting from operations ....................       (45,323)   (31,863,373)     1,029,038     1,678,487
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................       (28,224)      (219,185)      (163,770)     (343,192)
Net realized gains ..............................            --    (67,930,279)      (817,836)   (2,160,714)
Return of capital ...............................            --             --             --            --
CAPITAL SHARE TRANSACTIONS:
Shares sold .....................................    18,890,969    709,384,265    118,474,046   116,487,290
Shares issued as reinvestment of dividends ......        28,224     68,149,464        981,606     2,503,906
Shares redeemed .................................    (5,012,002)  (629,043,747)    (6,297,409)   (6,279,085)
                                                    -----------   ------------   ------------  ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...    13,907,191    148,489,982    113,158,243   112,712,111
                                                    -----------   ------------   ------------  ------------
Net increase in net assets ......................    13,833,644     48,477,145    113,205,675   111,886,692
NET ASSETS:
Beginning of period .............................            --    184,485,559             --            --
                                                    -----------   ------------   ------------  ------------
End of period ...................................   $13,833,644   $232,962,704   $113,205,675  $111,886,692
                                                    ===========   ============   ============  ============
Undistributed net investment income/(loss) ......   $     8,206   $   (128,593)  $    113,073  $     57,411
                                                    ===========   ============   ============  ============
TRANSACTIONS IN FUND SHARES:
Shares sold .....................................     1,932,122     38,049,597     11,191,290    10,090,388
Shares issued as reinvestment of dividends ......         3,058      6,020,270         98,654       232,273
Shares redeemed .................................      (535,925)   (33,607,042)      (592,326)     (548,037)
                                                    -----------   ------------   ------------  ------------
Net increase ....................................     1,399,255     10,462,825     10,697,618     9,774,624
                                                    ===========   ============   ============  ============


                       See Notes to Financial Statements.

    STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                          CAPITAL         GROWTH          CAPITAL        STRATEGIC
                                                       RESEARCH        APPRECIATION     AND INCOME        GROWTH          EQUITY
                                                        SERIES            SERIES          SERIES          SERIES          SERIES
                                                       --------        ------------     ----------        -------        ---------
OPERATIONS:
Net investment income/(loss) .....................  $     (748,387)    $      3,580     $    55,842    $ (2,680,545)   $   (662,648)
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions .........................     119,220,841      (10,775,531)        (39,507)      6,132,858      (3,023,562)
Net change in unrealized appreciation/depreciation
   of securities,  written options, futures contracts,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................    (181,781,897)     (74,320,225)       (121,213)   (113,939,909)    (83,111,698)
                                                    --------------     ------------     -----------    ------------    ------------
Net increase/(decrease) in net assets
   resulting from operations .....................     (63,309,443)     (85,092,176)       (104,878)   (110,487,596)    (86,797,908)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................      (1,849,735)              --         (12,333)             --              --
Net realized gains ...............................    (124,021,844)     (17,564,478)             --     (19,372,287)    (14,771,195)
Return of capital ................................              --               --              --          (5,515)             --
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................     263,175,971      226,390,640      17,544,753     153,872,556     439,204,104
Shares issued as reinvestment of dividends .......     125,871,579       17,564,478          12,333      19,377,802      14,771,195
Shares redeemed ..................................     (67,326,538)     (61,642,050)     (2,208,924)    (48,464,301)   (183,591,393)
                                                    --------------     ------------     -----------    ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....     321,721,012      182,313,068      15,348,162     124,786,057     270,383,906
                                                    --------------     ------------     -----------    ------------    ------------
Net increase/(decrease) in net assets ............     132,539,990       79,656,414      15,230,951      (5,079,341)    168,814,803
NET ASSETS:
Beginning of period ..............................   1,014,655,616      411,898,369              --     567,627,986     205,799,412
                                                    --------------     ------------     -----------    ------------    ------------
End of period ....................................  $1,147,195,606     $491,554,783     $15,230,951    $562,548,645    $374,614,215
                                                    ==============     ============     ===========    ============    ============
Undistributed net investment income/(loss) .......  $      (17,120)    $      3,580     $    43,509    $         --    $         --
                                                    ==============     ============     ===========    ============    ============
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................      10,173,133       11,625,196       1,751,742       8,784,143      20,036,996
Shares issued as reinvestment of dividends .......       6,315,684        1,135,390           1,267       1,410,321         959,169
Shares redeemed ..................................      (2,616,515)      (3,236,805)       (225,897)     (2,788,929)     (8,903,341)
                                                    --------------     ------------     -----------    ------------    ------------
Net increase/(decrease) ..........................      13,872,302        9,523,781       1,527,112       7,405,535      12,092,824
                                                    ==============     ============     ===========    ============    ============


                                                           SPECIAL        MID-CAP          SMALL                           REAL
                                                         SITUATIONS       GROWTH            CAP           GROWTH          ESTATE
                                                           SERIES         SERIES          SERIES          SERIES          SERIES
                                                         ----------       -------         ------          ------          ------
OPERATIONS:
Net investment income/(loss) ...........................  $   26,744  $   (7,718,087)  $  1,036,202   $    3,443,546   $  4,115,062
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ...............................    (163,319)    455,686,780    137,489,419       39,082,472     (1,457,186)
Net change in unrealized appreciation/depreciation
   of securities,  written options, futures contracts,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ..................................    (481,730)   (390,067,811)  (249,620,681)    (516,603,790)    15,223,579
                                                          ----------  --------------   ------------   --------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ...........................    (618,305)     57,900,882   (111,095,060)    (474,077,772)    17,881,455
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................................      (8,447)             --       (795,177)     (26,027,127)    (4,250,641)
Net realized gains .....................................        (253)   (554,587,711)  (183,884,449)     (92,596,768)            --
Return of capital ......................................          --              --             --          (98,086)            --
CAPITAL SHARE TRANSACTIONS:
Shares sold ............................................   8,790,297   1,201,482,925    532,605,577    2,349,359,423     98,582,967
Shares issued as reinvestment of dividends .............       8,700     554,587,711    184,679,626      118,721,981      4,250,641
Shares redeemed ........................................     (46,530)   (579,445,893)  (328,041,287)  (1,653,278,733)   (69,571,014)
                                                          ----------  --------------   ------------   --------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ..........   8,752,467   1,176,624,743    389,243,916      814,802,671     33,262,594
                                                          ----------  --------------   ------------   --------------   ------------
Net increase/(decrease) in net assets ..................   8,125,462     679,937,914     93,469,230      222,002,918     46,893,408
NET ASSETS:
Beginning of period ....................................          --     781,807,497    367,636,592    1,416,872,220     56,906,334
                                                          ----------  --------------   ------------   --------------   ------------
End of period ..........................................  $8,125,462  $1,461,745,411   $461,105,822   $1,638,875,138   $103,799,742
                                                          ==========  ==============   ============   ==============   ============
Undistributed net investment income/(loss) .............  $   18,297  $           --   $    241,025   $   (6,196,828)  $    585,413
                                                          ==========  ==============   ============   ==============   ============
TRANSACTIONS IN FUND SHARES:
Shares sold ............................................     915,643      37,091,955     22,796,819       86,772,802      6,832,520
Shares issued as reinvestment of dividends .............       1,011      32,337,476     18,922,093        6,386,336        282,811
Shares redeemed ........................................      (5,161)    (17,547,762)   (14,327,312)     (61,844,726)    (4,984,106)
                                                          ----------  --------------   ------------   --------------   ------------
Net increase/(decrease) ................................     911,493      51,881,669     27,391,600       31,314,412      2,131,225
                                                          ==========  ==============   ============   ==============   ============

[Table continued]

                                                       DEVELOPING      EMERGING       MARKET
                                                          WORLD         MARKETS       MANAGER
                                                         SERIES         SERIES        SERIES
                                                       ----------      --------       -------
OPERATIONS:
Net investment income/(loss)                           $   (284,933)   $  (202,969)  $  100,211
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions                                 (1,943,222)     6,065,139     497,097
Net change in unrealized appreciation/depreciation
   of securities,  written options, futures contracts,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies                                   (25,710,075)   (18,736,492)   (486,483)
                                                        -----------    -----------  ----------
Net increase/(decrease) in net assets
   resulting from operations                            (27,938,230)   (12,874,322)    110,825
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                            --             --     (97,030)
Net realized gains                                         (490,210)            --    (497,099)
Return of capital                                                --             --          --
CAPITAL SHARE TRANSACTIONS:
Shares sold                                             228,554,901     65,533,874          --
Shares issued as reinvestment of dividends                  490,210             --     594,129
Shares redeemed                                        (202,691,407)   (73,055,849)   (812,064)
                                                        -----------    -----------  ----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS            26,353,704     (7,521,975)   (217,935)
                                                        -----------    -----------  ----------
Net increase/(decrease) in net assets                    (2,074,736)   (20,396,297)   (701,239)
NET ASSETS:
Beginning of period                                      62,615,796     44,949,208   7,318,786
                                                        -----------    -----------  ----------
End of period                                           $60,541,060    $24,552,911  $6,617,547
                                                        ===========    ===========  ==========
Undistributed net investment income/(loss)              $    (7,255)   $   (25,460) $    3,179
                                                        ===========    ===========  ==========
TRANSACTIONS IN FUND SHARES:
Shares sold                                              23,671,773      6,343,185          --
Shares issued as reinvestment of dividends                   66,244             --      34,846
Shares redeemed                                         (21,174,902)    (6,983,267)    (42,388)
                                                        -----------    -----------  ----------
Net increase/(decrease)                                   2,563,115       (640,082)     (7,542)
                                                        ===========    ===========  ==========

                       See Notes to Financial Statements.

                                     42 & 43

    STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                         LIMITED         GLOBAL
                                                                        LIQUID          MATURITY          FIXED           FULLY
                                                                         ASSET            BOND           INCOME          MANAGED
                                                                        SERIES           SERIES          SERIES          SERIES
                                                                    ---------------    ------------    -----------     ------------
OPERATIONS:
   Net investment income/(loss) .................................   $    17,697,884    $  9,497,403    $   827,581   $    9,203,074
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ................              (316)     (2,210,323)       (27,798)      15,233,093
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..........               270      (4,931,638)    (3,051,487)      (7,642,626)
                                                                    ---------------    ------------    -----------     ------------
   Net increase/(decrease) in net assets resulting from operation        17,697,838       2,355,442     (2,251,704)      16,793,541
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................       (17,697,884)     (7,185,414)      (461,837)      (6,994,358)
   In excess of net investment income ...........................                --              --             --              --
   Net realized gains ...........................................                --              --             --      (14,230,057)
   In excess of capital gains ...................................                --              --        (15,625)              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..................................................     1,824,790,607     100,115,792     33,378,663       53,095,025
   Shares issued as reinvestment of dividends ...................        17,698,704       7,185,414        477,462       21,224,415
   Shares redeemed ..............................................    (1,474,370,813)    (43,788,724)   (22,687,569)     (28,175,170)
                                                                    ---------------    ------------    -----------     ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ........................................       368,118,498      63,512,482     11,168,556       46,144,270
                                                                    ---------------    ------------    -----------     ------------
Net increase/(decrease) in net assets ...........................       368,118,452      58,682,510      8,439,390       41,713,396
NET ASSETS:
   Beginning of year ............................................       211,729,820     148,426,167     21,932,007      246,195,650
                                                                    ---------------    ------------    -----------     ------------
   End of year ..................................................   $   579,848,272    $207,108,677    $30,371,397     $287,909,046
                                                                    ===============    ============    ===========     ============
   Undistributed net investment income/(loss) ...................   $            --    $  3,570,842    $   242,347     $  3,440,637
                                                                    ===============    ============    ===========     ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..................................................     1,824,790,607       9,368,786      3,183,817        3,323,155
   Shares issued as reinvestment of dividends ...................        17,698,704         689,579         47,367        1,433,114
   Shares redeemed ..............................................    (1,474,370,813)     (4,089,014)    (2,176,435)      (1,787,526)
                                                                    ---------------    ------------    -----------     ------------
Net increase ....................................................       368,118,498       5,969,351      1,054,749        2,968,743
                                                                    ===============    ============    ===========     ============

                                                                          TOTAL            EQUITY       VALUE           RISING
                                                                          RETURN           INCOME      EQUITY          DIVIDENDS
                                                                          SERIES           SERIES      SERIES           SERIES
                                                                        ------------    ------------  ------------    ------------
OPERATIONS:
   Net investment income/(loss) .................................      $  17,847,984    $  6,175,742 $   1,492,621    $  2,986,461
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ................         10,684,128      24,352,410    (6,537,602)     20,240,160
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..........        (11,131,431)    (32,706,441)    4,175,343      82,509,118
                                                                        ------------    ------------  ------------    ------------
   Net increase/(decrease) in net assets resulting from operation         17,400,681      (2,178,289)     (869,638)    105,735,739
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................        (12,560,820)     (6,300,513)   (1,268,740)     (2,336,909)
   In excess of net investment income ...........................                 --              --           --               --
   Net realized gains ...........................................         (8,965,375)    (22,460,782)   (2,515,295)    (20,617,572)
   In excess of capital gains ...................................                 --              --            --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..................................................        232,649,024      47,467,006    44,194,005     257,955,741
   Shares issued as reinvestment of dividends ...................         21,526,195      28,761,295     3,784,035      22,954,481
   Shares redeemed ..............................................        (27,388,957)    (46,008,985)  (31,514,293)    (38,781,949)
                                                                        ------------    ------------  ------------    ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ........................................        226,786,262      30,219,316    16,463,747     242,128,273
                                                                        ------------    ------------  ------------    ------------
Net increase/(decrease) in net assets ...........................        222,660,748        (720,268)   11,810,074     324,909,531
NET ASSETS:
   Beginning of year ............................................        453,092,864     278,074,490   129,784,497     574,843,165
                                                                        ------------    ------------  ------------    ------------
   End of year ..................................................       $675,753,612    $277,354,222  $141,594,571    $899,752,696
                                                                        ============    ============  ============    ============
   Undistributed net investment income/(loss) ...................       $  6,469,348    $  2,050,640  $    582,604    $  1,344,389
                                                                        ============    ============  ============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..................................................         14,406,625       3,675,269     2,627,984      10,819,973
   Shares issued as reinvestment of dividends ...................          1,387,891       2,621,643       248,133         933,868
   Shares redeemed ..............................................         (1,693,311)     (3,574,491)   (1,929,767)     (1,646,223)
                                                                        ------------    ------------  ------------    ------------
Net increase ....................................................         14,101,205       2,722,421       946,350      10,107,618
                                                                        ============    ============  ============    ============

[Table continued]

                                                                          MANAGED                         CAPITAL        CAPITAL
                                                                          GLOBAL         RESEARCH      APPRECIATION      GROWTH
                                                                          SERIES          SERIES          SERIES         SERIES
                                                                        ------------   --------------    ------------  ------------
OPERATIONS:
   Net investment income/(loss) .................................      $    (259,532)  $      159,183    $   (158,133)  $     3,443
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ................         39,494,207       51,717,425      57,170,588    50,069,095
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..........         35,904,595      135,175,778      17,050,055    55,531,195
                                                                        ------------   --------------    ------------  ------------
   Net increase/(decrease) in net assets resulting from operation         75,139,270      187,052,386      74,062,510   105,603,733
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................                 --         (159,183)       (452,483)     (409,749)
   In excess of net investment income ...........................                 --         (119,370)             --      (316,820)
   Net realized gains ...........................................        (25,240,466)     (15,913,724)    (43,360,371)  (29,572,671)
   In excess of capital gains ...................................                 --               --              --            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..................................................        156,363,096      285,194,254     110,706,964   209,954,920
   Shares issued as reinvestment of dividends ...................         25,240,466       16,192,277      43,812,854    30,299,240
   Shares redeemed ..............................................       (181,094,595)     (71,362,426)    (36,184,597)  (46,769,367)
                                                                        ------------   --------------    ------------  ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ........................................            508,967      230,024,105     118,335,221   193,484,793
                                                                        ------------   --------------    ------------  ------------
Net increase/(decrease) in net assets ...........................         50,407,771      400,884,214     148,584,877   268,789,286
NET ASSETS:
   Beginning of year ............................................        134,077,788      613,771,402     263,313,492   298,838,700
                                                                        ------------   --------------    ------------  ------------
   End of year ..................................................       $184,485,559   $1,014,655,616    $411,898,369  $567,627,986
                                                                        ============   ==============   ============= =============
   Undistributed net investment income/(loss) ...................       $    119,591   $     (135,387)             --            --
                                                                        ============   ==============   ============= =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..................................................          9,585,968       13,371,613       5,632,968    12,672,960
   Shares issued as reinvestment of dividends ...................          1,344,008          678,922       2,273,630     1,685,164
   Shares redeemed ..............................................        (11,139,964)      (3,378,129)     (1,894,783)   (2,836,614)
                                                                        ------------   --------------    ------------  ------------
Net increase ....................................................           (209,988)      10,672,406       6,011,815    11,521,510
                                                                        ============   ==============   =============  ============


                       See Notes to Financial Statements.

                                     44 & 45

    STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        STRATEGIC        MID-CAP         SMALL
                                                                         EQUITY          GROWTH           CAP          GROWTH
                                                                         SERIES          SERIES         SERIES         SERIES
                                                                       ------------    ------------   ------------  --------------
OPERATIONS:
   Net investment income/(loss) .....................................  $   (147,054)   $   (820,442)  $ (1,042,921) $   (2,434,094)
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ....................     1,693,687     167,895,022     43,509,195      78,103,708
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..............    61,938,726     133,276,872     65,183,467     394,632,424
                                                                       ------------    ------------   ------------  --------------
   Net increase/(decrease) in net assets resulting from operations ..    63,485,359     300,351,452    107,649,741     470,302,038
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................      (219,194)        (43,708)            --              --
   In excess of net investment income ...............................            --              --             --              --
   Net realized gains ...............................................      (570,728)    (64,374,917)   (10,282,407)    (16,417,785)
   Return of capital ................................................            --              --             --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................................    97,903,351     407,862,991    236,986,292     930,440,724
   Shares issued as reinvestment of dividends .......................       789,922      64,418,625     10,282,406      16,417,785
   Shares redeemed ..................................................   (28,849,911)   (178,428,762)  (124,695,886)   (215,086,923)
                                                                       ------------    ------------   ------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............................    69,843,362     293,852,854    122,572,812     731,771,586
                                                                       ------------    ------------   ------------  --------------
Net increase/(decrease) in net assets ...............................   132,538,799     529,785,681    219,940,146   1,185,655,839
NET ASSETS:
   Beginning of year ................................................    73,260,613     252,021,816    147,696,446     231,216,381
                                                                       ------------    ------------   ------------  --------------
   End of year ......................................................  $205,799,412    $781,807,497   $367,636,592  $1,416,872,220
                                                                       ============    ============   ============  ==============
   Undistributed net investment income/(loss) .......................  $    (59,367)             --             --  $   (1,491,165)
                                                                       ============    ============   ============  ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................................     6,581,280      18,422,729     12,804,656      47,301,547
   Shares issued as reinvestment of dividends .......................        41,185       2,269,860        449,406         612,833
   Shares redeemed ..................................................    (2,021,650)     (8,192,969)    (6,787,765)    (11,181,642)
                                                                       ------------    ------------   ------------  --------------
Net increase/(decrease) .............................................     4,600,815      12,499,620      6,466,297      36,732,738
                                                                       ============    ============   ============  ==============


                                                                             REAL         HARD        DEVELOPING         EMERGING
                                                                            ESTATE       ASSETS          WORLD            MARKETS
                                                                            SERIES       SERIES         SERIES            SERIES
                                                                          -----------   -----------    -----------    -------------
OPERATIONS:
   Net investment income/(loss) .....................................     $ 3,576,418   $   414,891     $  205,216    $     259,189
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ....................      (3,272,820)    1,232,753      1,871,300        6,199,907
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..............      (2,992,152)    4,987,440     12,377,252       14,314,255
                                                                          -----------   -----------    -----------    -------------
   Net increase/(decrease) in net assets resulting from operations ..      (2,688,554)    6,635,084     14,453,768       20,773,351
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................      (2,303,661)     (263,876)      (491,137)        (259,189)
   In excess of net investment income ...............................              --            --       (182,827)         (46,937)
   Net realized gains ...............................................      (1,585,840)           --     (1,028,016)              --
   Return of capital ................................................              --            --             --         (112,931)
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................................      19,689,115    51,726,474     64,127,985       22,632,650
   Shares issued as reinvestment of dividends .......................       3,889,500       263,876      1,701,980          419,057
   Shares redeemed ..................................................     (30,005,609)  (48,600,770)   (24,762,925)     (24,485,024)
                                                                          -----------   -----------    -----------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............................      (6,426,994)    3,389,580     41,067,040       (1,433,317)
                                                                          -----------   -----------    -----------    -------------
Net increase/(decrease) in net assets ...............................     (13,005,049)    9,760,788     53,818,828       18,920,977
NET ASSETS:
   Beginning of year ................................................      69,911,383    30,529,953      8,796,968       26,028,231
                                                                          -----------   -----------    -----------    -------------
   End of year ......................................................     $56,906,334   $40,290,741    $62,615,796    $  44,949,208
                                                                          ===========   ===========    ===========    =============
   Undistributed net investment income/(loss) .......................     $ 2,149,045   $    81,386    $  (257,955)   $    (190,848)
                                                                          ===========   ===========    ===========    =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................................       1,434,043     4,591,577      6,945,690        2,427,484
   Shares issued as reinvestment of dividends .......................         334,149        23,270        155,432           35,980
   Shares redeemed ..................................................      (2,220,784)   (4,367,369)    (2,878,056)      (2,689,830)
                                                                          -----------   -----------    -----------    -------------
Net increase/(decrease) .............................................        (452,592)      247,478      4,223,066         (226,366)
                                                                          ===========   ===========    ===========    =============

[Table continued]

                                                                          MARKET           ALL-            GROWTH
                                                                          MANAGER         GROWTH        OPPORTUNITIES
                                                                          SERIES+          SERIES           SERIES
                                                                         ----------     ------------      -----------
OPERATIONS:
   Net investment income/(loss) .....................................    $  109,969     $   (636,796)     $    43,160
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions ....................       973,438       47,412,670          944,474
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..............       (90,764)      38,302,181        1,185,944
                                                                         ----------     ------------      -----------
   Net increase/(decrease) in net assets resulting from operations ..       992,643       85,078,055        2,173,578
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................      (109,969)              --          (46,881)
   In excess of net investment income ...............................           (47)              --               --
   Net realized gains ...............................................      (973,438)     (28,838,803)        (505,565)
   Return of capital ................................................            --               --               --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................................            --       19,932,720        8,172,429
   Shares issued as reinvestment of dividends .......................     1,083,454       28,838,804          552,445
   Shares redeemed ..................................................    (1,813,290)     (38,242,909)      (6,655,828)
                                                                         ----------     ------------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............................      (729,836)      10,528,615        2,069,046
                                                                         ----------     ------------      -----------
Net increase/(decrease) in net assets ...............................      (820,647)      66,767,867        3,690,178
NET ASSETS:
   Beginning of year ................................................     8,139,433       83,930,324        9,090,916
                                                                         ----------     ------------      -----------
   End of year ......................................................    $7,318,786     $150,698,191      $12,781,094
                                                                         ==========     ============      ===========
   Undistributed net investment income/(loss) .......................            --               --      $     6,011
                                                                         ==========     ============      ===========
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................................            --        1,347,840          778,825
   Shares issued as reinvestment of dividends .......................        57,326        1,221,466           52,417
   Shares redeemed ..................................................       (94,873)      (2,180,900)        (620,661)
                                                                         ----------     ------------      -----------
Net increase/(decrease) .............................................       (37,547)         388,406          210,581
                                                                         ==========     ============      ===========

------------------
+ As of March 6, 1995, the Trust no longer accepts investments in the Market
  Manager Series.

                       See Notes to Financial Statements.

                                     46 & 47

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR          YEAR           YEAR           YEAR          YEAR
                                                             ENDED         ENDED          ENDED          ENDED         ENDED
                                                           12/31/00      12/31/99       12/31/98       12/31/97      12/31/96
                                                          -----------   ------------    ----------     --------     ---------
Net asset value, beginning of year ....................   $      1.00   $       1.00    $     1.00     $   1.00     $    1.00
                                                          -----------   ------------    ----------     --------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................         0.059          0.046         0.050        0.050         0.049
                                                          -----------   ------------    ----------     --------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................        (0.059)        (0.046)       (0.050)      (0.050)       (0.049)
                                                          -----------   ------------    ----------     --------     ---------
Net asset value, end of year ..........................   $      1.00   $       1.00    $     1.00     $   1.00     $    1.00
                                                          ===========   ============    ==========     ========     =========
Total return ..........................................          6.05%          4.74%         5.13%       5.07%         5.01%
                                                          ===========   ============    ==========     ========     =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....................      $718,891      $ 579,848      $211,730     $59,453       $39,096
Ratio of operating expenses to average net assets .....          0.55%          0.56%         0.59%       0.61%         0.61%
Ratio of net investment income to average net assets ..          5.91%          4.71%         4.92%       4.99%         4.89%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR           YEAR           YEAR          YEAR         YEAR
                                                               ENDED          ENDED          ENDED         ENDED        ENDED
                                                             12/31/00       12/31/99       12/31/98      12/31/97#    12/31/96#
                                                             ----------    ----------     ----------     --------     --------
Net asset value, beginning of year ......................    $    10.42    $    10.68     $    10.31     $  10.43     $  11.15
                                                             ----------    ----------     ----------     --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................          0.55          0.48           0.24         0.60         0.59
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ...................          0.26         (0.36)          0.47         0.09        (0.13)
                                                             ----------    ----------     ----------     --------     --------
Total from investment operations ........................          0.81          0.12           0.71         0.69         0.46
                                                             ----------    ----------     ----------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................         (0.70)        (0.38)         (0.34)       (0.81)       (1.15)
Distributions from capital gains ........................            --            --             --           --        (0.03)
                                                             ----------    ----------     ----------     --------     --------
Total distributions .....................................         (0.70)        (0.38)         (0.34)       (0.81)       (1.18)
                                                             ----------    ----------     ----------     --------     --------
Net asset value, end of year ............................    $    10.53    $    10.42     $    10.68     $  10.31     $  10.43
                                                             ==========    ==========     ==========     ========     ========
Total return ............................................          7.73%         1.13%          6.86%        6.67%        4.32%
                                                             ==========    ==========     ==========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ......................     $ 251,060      $207,109       $148,426      $53,839      $81,317
Ratio of operating expenses to average net assets .......          0.55%         0.57%          0.60%        0.61%        0.61%
Ratio of operating expenses to average net assets,
   including interest expense ...........................          0.56%           --             --           --           --
Ratio of net investment income to average net assets ....          6.11%         5.29%          5.15%        5.71%        5.33%
Portfolio turnover rate .................................           153%          128%            52%          81%         250%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   YEAR             YEAR          PERIOD
                                                                                   ENDED            ENDED          ENDED
                                                                                 12/31/00         12/31/99      12/31/98*#
                                                                                 ---------        --------      ---------
Net asset value, beginning of period ..........................................   $  10.06        $  11.17       $  10.47
                                                                                 ---------        --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................................       0.12            0.34           0.09
Net realized and unrealized gain/(loss) on investments and foreign currencies .      (0.03)          (1.30)          0.74
                                                                                 ---------        --------       --------
Total from investment operations ..............................................       0.09           (0.96)          0.83
                                                                                 ---------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................................      (0.32)          (0.14)         (0.09)
Dividends in excess of net investment income ..................................         --              --          (0.04)
Distributions from capital gains ..............................................       0.00(1)           --             --
Distributions in excess of capital gains ......................................         --           (0.01)            --
Return of capital .............................................................      (0.23)             --             --
                                                                                 ---------        --------       --------
Total distributions ...........................................................      (0.55)          (0.15)         (0.13)
                                                                                 ---------        --------       --------
Net asset value, end of period ................................................  $    9.60        $  10.06       $  11.17
                                                                                 =========        ========       ========
Total return ..................................................................       0.94%          (8.62)%         7.99%++
                                                                                 =========        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................................    $47,126         $30,371        $21,932
Ratio of operating expenses to average net assets .............................       1.60%           1.60%          1.74%+
Ratio of net investment income to average net assets ..........................       3.62%           3.17%          2.37%+
Portfolio turnover rate .......................................................        156%             87%            25%

------------------
*   The Global Fixed Income Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Less than $0.01.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                         YEAR          YEAR          YEAR         YEAR          YEAR
                                                         ENDED         ENDED         ENDED        ENDED         ENDED
                                                       12/31/00      12/31/99      12/31/98     12/31/97      12/31/96
                                                       ----------    ----------    ----------   ----------   -----------
Net asset value, beginning of year .................   $    15.05    $    15.23    $    15.73   $    14.82   $    13.79
                                                       ----------    ----------    ----------   ----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.47          0.50          0.36         0.39          0.56
Net realized and unrealized gain on investments
   and foreign currencies ..........................         2.78          0.53          0.55         1.86          1.69
                                                       ----------    ----------    ----------   ----------   -----------
Total from investment operations ...................         3.25          1.03          0.91         2.25          2.25
                                                       ----------    ----------    ----------   ----------   -----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.62)        (0.40)        (0.36)       (0.41)        (0.56)
Distributions from capital gains ...................        (1.06)        (0.81)        (1.05)       (0.93)        (0.66)
                                                       ----------    ----------    ----------   ----------   -----------
Total distributions ................................        (1.68)        (1.21)        (1.41)       (1.34)        (1.22)
                                                       ----------    ----------    ----------   ----------   -----------
Net asset value, end of year .......................   $    16.62    $    15.05    $    15.23   $    15.73   $     14.82
                                                       ==========    ==========    ==========   ==========   ===========
Total return .......................................        21.97%         6.92%         5.89%       15.27%        16.36%
                                                       ==========    ==========    ==========   ==========   ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .................     $373,548      $287,909      $246,196     $169,987      $136,660
Ratio of operating expenses to average net assets ..         0.95%         0.97%         0.98%        0.99%         1.00%
Ratio of net investment income to average net assets         3.24%         3.45%         2.83%        2.67%         3.83%
Portfolio turnover rate ............................           42%           36%           44%          48%           45%


                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEAR             YEAR          PERIOD
                                                                                  ENDED            ENDED          ENDED
                                                                                12/31/00         12/31/99      12/31/98*#
                                                                                ----------      ----------     ----------
Net asset value, beginning of period ........................................   $    15.80      $    15.80     $    14.88
                                                                                ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................................................         0.50            0.42           0.17
Net realized and unrealized gain on investments and foreign currencies ......         2.07            0.11           0.86
                                                                                ----------      ----------     ----------
Total from investment operations ............................................         2.57            0.53           1.03
                                                                                ----------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................        (0.63)          (0.31)         (0.11)
Distributions from capital gains ............................................        (0.74)          (0.22)            --
                                                                                ----------      ----------     ----------
Total distributions .........................................................        (1.37)          (0.53)         (0.11)
                                                                                ----------      ----------     ----------
Net asset value, end of period ..............................................   $    17.00      $    15.80     $    15.80
                                                                                ==========      ==========     ==========
Total return ................................................................        16.50%           3.38%          6.90%++
                                                                                ==========      ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................     $832,527        $675,754       $453,093
Ratio of operating expenses to average net assets ...........................         0.88%           0.91%          0.98%+
Ratio of net investment income to average net assets ........................         3.28%           3.04%          2.95%+
Portfolio turnover rate .....................................................         113%              81%            37%

------------------
*   The Total Return Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                            See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD
                                                                                                   ENDED
                                                                                                12/31/00*#
                                                                                                -----------
Net asset value, beginning of period ...................................................        $     10.00
                                                                                                -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................................................               0.09
Net realized and unrealized loss on investments and foreign currencies .................              (0.68)
                                                                                                -----------
Total from investment operations .......................................................              (0.59)
                                                                                                -----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................................              (0.01)
                                                                                                -----------
Net asset value, end of period .........................................................        $      9.40
                                                                                                ===========
Total return ...........................................................................              (5.90)%++
                                                                                                ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................................        $    8,497
Ratio of operating expenses to average net assets ......................................              1.00%+
Ratio of net investment income to average net assets ...................................              3.80%+
Portfolio turnover rate ................................................................                10%

------------------
*   The Asset Allocation Growth Series commenced operations on October 2, 2000.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                              EQUITY INCOME SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    YEAR         YEAR          YEAR         YEAR           YEAR
                                                                    ENDED        ENDED         ENDED        ENDED          ENDED
                                                                  12/31/00     12/31/99      12/31/98     12/31/97       12/31/96
                                                                 ----------    ----------    ----------   ----------    ----------
Net asset value, beginning of year ...........................   $    11.24    $    12.67    $    13.09   $    12.41    $    12.52
                                                                 ----------    ----------    ----------   ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ........................................         0.23          0.27          0.49         0.57          0.56
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................         1.18         (0.39)         0.58         1.58          0.52
                                                                 ----------    ----------    ----------   ----------    ----------
Total from investment operations .............................         1.41         (0.12)         1.07         2.15          1.08
                                                                 ----------    ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................        (0.30)        (0.29)        (0.50)       (0.55)        (0.58)
Distributions from capital gains .............................        (0.68)        (1.02)        (0.99)       (0.92)        (0.61)
                                                                 ----------    ----------    ----------   ----------    ----------
Total distributions ..........................................        (0.98)        (1.31)        (1.49)       (1.47)        (1.19)
                                                                 ----------    ----------    ----------   ----------    ----------
Net asset value, end of year .................................   $    11.67    $    11.24    $    12.67   $    13.09    $    12.41
                                                                 ==========    ==========    ==========   ==========    ==========
Total return .................................................        12.93%        (0.72)%        8.26%       17.44%         8.77%
                                                                 ==========    ==========    ==========   ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...........................     $298,092      $277,354      $278,074     $264,599      $272,791
Ratio of operating expenses to average net assets. ...........         0.95%         0.96%         0.98%        0.99%         1.00%

Ratio of net investment income to average net assets .........         1.98%         2.19%         3.63%        3.88%         3.86%
Portfolio turnover rate ......................................           53%          122%           61%          79%          158%

------------------
* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.


                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                                INVESTORS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         PERIOD
                                                                                          ENDED
                                                                                        12/31/00*
                                                                                        ---------
Net asset value, beginning of period ...........................................        $   10.00
                                                                                        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................................             0.06
Net realized and unrealized gain on investments and foreign currencies .........             1.33
                                                                                        ---------
Total from investment operations ...............................................             1.39
                                                                                        ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................................            (0.05)
Distributions from capital gains ...............................................            (0.28)
                                                                                        ---------
Total distributions ............................................................            (0.33)
                                                                                        ---------
Net asset value, end of period .................................................        $   11.06
                                                                                        =========
Total return ...................................................................            14.07%++
                                                                                        =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................        $ 27,440
Ratio of operating expenses to average net assets ..............................            1.00%+
Ratio of net investment income to average net assets ...........................            1.13%+
Portfolio turnover rate ........................................................             118%

------------------
*   The Investors Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                            YEAR         YEAR           YEAR          YEAR          YEAR
                                                            ENDED        ENDED          ENDED         ENDED         ENDED
                                                          12/31/00     12/31/99       12/31/98      12/31/97      12/31/96
                                                         ----------    ----------    ----------     --------      --------
Net asset value, beginning of year ...................   $    15.52    $    15.88    $    16.13     $  13.92      $  13.18
                                                         ----------    ----------    ----------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................         0.13          0.17          0.19         0.16          0.22
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ................         1.22         (0.09)         0.06         3.63          1.18
                                                         ----------    ----------    ----------     --------      --------
Total from investment operations .....................         1.35          0.08          0.25         3.79          1.40
                                                         ----------    ----------    ----------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .................        (0.19)        (0.15)        (0.18)       (0.18)        (0.19)
Distributions from capital gains .....................        (0.02)        (0.29)        (0.32)       (1.40)        (0.47)
Return of capital ....................................        (0.05)           --            --           --            --
                                                         ----------    ----------    ----------     --------      --------
Total distributions ..................................        (0.26)        (0.44)        (0.50)       (1.58)        (0.66)
                                                         ----------    ----------    ----------     --------      --------
Net asset value, end of year .........................   $    16.61    $    15.52    $    15.88     $  16.13      $  13.92
                                                         ==========    ==========    ==========     ========      ========
Total return .........................................         8.77%         0.51%         1.55%       27.28%        10.62%
                                                         ==========    ==========    ==========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's) ...................     $186,345      $141,595      $129,784      $80,048       $44,620
Ratio of operating expenses to average net assets ....         0.95%         0.96%         0.98%        0.99%         1.00%
Ratio of net investment income to average net assets .         0.92%         1.11%         1.49%        1.31%         1.80%
Portfolio turnover rate ..............................           84%%          62%          124%         128%          131%




                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 YEAR         YEAR          YEAR         YEAR           YEAR
                                                                 ENDED        ENDED         ENDED        ENDED          ENDED
                                                               12/31/00     12/31/99      12/31/98     12/31/97       12/31/96#
                                                              ----------    ----------    ----------   ----------    ----------
Net asset value, beginning of year .........................  $    24.84    $    22.01    $    20.04   $    15.81    $    13.30
                                                              ----------    ----------    ----------   ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................................        0.07          0.08          0.10         0.14          0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ......................       (0.62)         3.41          2.74         4.57          2.61
                                                              ----------    ----------    ----------   ----------    ----------
Total from investment operations ...........................       (0.55)         3.49          2.84         4.71          2.75
                                                              ----------    ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................       (0.11)        (0.07)        (0.10)       (0.13)        (0.13)
Distributions from capital gains ...........................       (0.65)        (0.59)        (0.77)       (0.35)        (0.11)
                                                              ----------    ----------    ----------   ----------    ----------
Total distributions ........................................       (0.76)        (0.66)        (0.87)       (0.48)        (0.24)
                                                              ----------    ----------    ----------   ----------    ----------
Net asset value, end of year ...............................  $    23.53    $    24.84    $    22.01   $    20.04    $    15.81
                                                              ==========    ==========    ==========   ==========    ==========
Total return ...............................................       (2.11)%       15.88%        14.13%       29.82%        20.65%
                                                              ==========    ==========    ==========   ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's) .........................    $941,024      $899,753      $574,843     $252,191      $126,239
Ratio of operating expenses to average net assets ..........        0.95%         0.96%        0.98%         0.99%         1.00%
Ratio of net investment income to average net assets .......        0.30%         0.40%        0.72%         0.96%         0.99%
Portfolio turnover rate ....................................          37%           27%          34%           26%           15%

------------------
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                              PERIOD
                                                                              ENDED
                                                                            12/31/00*#
                                                                            ----------
Net asset value, beginning of period ...................................    $    10.00
                                                                            ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................................          0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................................         (0.13)
                                                                            ----------
Total from investment operations .......................................         (0.09)
                                                                            ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................         (0.02)
                                                                            ----------
Net asset value, end of period .........................................    $     9.89
                                                                            =========
Total return ...........................................................         (0.87)%++
                                                                            =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................    $   13,834
Ratio of operating expenses to average net assets ......................          1.00%+
Ratio of net investment income to average net assets ...................          1.70%+
Portfolio turnover rate ................................................            20%

------------------
*   The Diversified Mid-Cap Series commenced operations on October 2, 2000.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR          YEAR          YEAR          YEAR         YEAR
                                                                  ENDED         ENDED         ENDED         ENDED        ENDED
                                                                12/31/00      12/31/99      12/31/98      12/31/97    12/31/96**#
                                                               ----------    ----------     ---------    ----------   ----------
Net asset value, beginning of year ..........................  $    19.96    $    14.19    $    11.46    $    11.13   $    9.96
                                                               ----------    ----------     ---------    ----------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................................          --         (0.03)        (0.02)         0.02        0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......................       (3.13)         8.82          3.37          1.33        1.18
                                                               ----------    ----------     ---------    ----------    --------
Total from investment operations ............................       (3.13)         8.79          3.35          1.35        1.22
                                                               ----------    ----------     ---------    ----------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................       (0.02)           --         (0.05)        (0.17)        --
Dividends in excess of net investment income ................          --            --            --         (0.07)        --
Distributions from capital gains ............................       (4.99)        (3.02)        (0.57)        (0.78)      (0.05)
                                                               ----------    ----------     ---------    ----------    --------
Total distributions .........................................       (5.01)        (3.02)        (0.62)        (1.02)      (0.05)
                                                               ----------    ----------     ---------    ----------    --------
Net asset value, end of year ................................  $    11.82    $    19.96     $   14.19    $    11.46    $  11.13
                                                               ==========    ==========     =========    ==========    ========
Total return ................................................      (14.56)%       63.30%        29.31%        12.17%      12.27%
                                                               ==========    ==========     =========    ==========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..........................    $232,963      $184,486      $134,078      $105,305     $86,376
Ratio of operating expenses to average net assets ...........        1.25%         1.25%         1.26%         1.36%       1.26%
Ratio of net investment income/(loss) to average
   net assets ...............................................        0.05%        (0.19)%       (0.17)%        0.06%       0.39%
Portfolio turnover rate .....................................         109%          168%          173%          199%        141%

------------------
* Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio Manager of the Series. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of
   Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                        PERIOD
                                                                                         ENDED
                                                                                        12/31/00*
                                                                                        -------
Net asset value, beginning of period ..............................................    $  10.00
                                                                                       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................................................        0.03
Net realized and unrealized gain on investments and foreign currencies ............        0.65
                                                                                       --------
Total from investment operations ..................................................        0.68
                                                                                       --------
LESS DISTRIBUTIONS
Dividends from net investment income ..............................................       (0.02)
Distributions from capital gains ..................................................       (0.08)
                                                                                       --------
Total distributions ...............................................................       (0.10)
                                                                                       --------
Net asset value, end of period ....................................................    $  10.58
                                                                                       ========
Total return ......................................................................        6.81%++
                                                                                       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................................    $113,206
Ratio of operating expenses to average net assets .................................        1.00%+
Ratio of net investment income to average net assets ..............................        0.60%+
Portfolio turnover rate ...........................................................          22%

------------------
*   The Large Cap Value Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized



                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                                 ALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                      PERIOD
                                                                                      ENDED
                                                                                     12/31/00*
                                                                                     -------
Net asset value, beginning of period .............................................  $  10.00
                                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................................................      0.05
Net realized and unrealized gain on investments and foreign currencies ...........      1.68
                                                                                    --------
Total from investment operations .................................................      1.73
                                                                                    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................................     (0.04)
Distributions from capital gains .................................................     (0.24)
                                                                                    --------
Total distributions ..............................................................     (0.28)
                                                                                    --------
Net asset value, end of period ...................................................  $  11.45
                                                                                    ========
Total return .....................................................................     17.45%++
                                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................................  $111,887
Ratio of operating expenses to average net assets ................................      1.00%+
Ratio of net investment income to average net assets .............................      1.10%+
Portfolio turnover rate ..........................................................        82%

------------------
*   The All Cap Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       YEAR             YEAR           PERIOD
                                                                                       ENDED            ENDED           ENDED
                                                                                     12/31/00         12/31/99       12/31/98*#
                                                                                  -------------    -------------     ----------
Net asset value, beginning of period ...........................................  $       24.81    $       20.31     $    17.75
                                                                                  -------------    -------------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................................................          (0.01)            0.01           0.02
Net realized and unrealized gain/(loss) on investments and foreign currencies ..          (1.25)            4.90           2.56
                                                                                  -------------    -------------     ----------
Total from investment operations ...............................................          (1.26)            4.91           2.58
                                                                                  -------------    -------------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................................          (0.04)           (0.01)         (0.01)
Distributions in excess of net investment income ...............................             --               --          (0.01)
Distributions from capital gains ...............................................          (2.56)           (0.40)            --
                                                                                  -------------    -------------     ----------
Total distributions ............................................................          (2.60)           (0.41)         (0.02)
                                                                                  -------------    -------------     ----------
Net asset value, end of period .................................................  $       20.95    $       24.81     $    20.31
                                                                                  =============    =============     ==========
Total return ...................................................................          (4.54)%          24.23%         14.54%++
                                                                                  =============    =============     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................     $1,147,196       $1,014,656       $613,771
Ratio of operating expenses to average net assets ..............................           0.88%            0.91%          0.94%+
Ratio of net investment income/(loss) to average net assets ....................          (0.06)%           0.02%          0.23%+
Portfolio turnover rate ........................................................             87%              89%            35%

------------------
*   The Research Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                          CAPITAL APPRECIATION SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          YEAR         YEAR           YEAR         YEAR          YEAR
                                                          ENDED        ENDED          ENDED        ENDED         ENDED
                                                        12/31/00     12/31/99       12/31/98     12/31/97      12/31/96
                                                        ---------   -----------    ----------    ---------    ----------
Net asset value, beginning of year .................    $   20.02    $    18.09     $   17.65    $   15.06     $   13.51
                                                        ---------   -----------    ----------    ---------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .......................         0.00(1)      (0.01)         0.15         0.16          0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..............        (3.08)         4.38          2.07         4.19          2.57
                                                        ---------   -----------    ----------    ---------    ----------
Total from investment operations ...................        (3.08)         4.37          2.22         4.35          2.73
                                                        ---------   -----------    ----------    ---------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............           --         (0.03)        (0.15)       (0.16)        (0.17)
Distributions from capital gains ...................        (0.61)        (2.41)        (1.63)       (1.60)        (1.01)
                                                        ---------   -----------    ----------    ---------    ----------
Total distributions ................................        (0.61)        (2.44)        (1.78)       (1.76)        (1.18)
                                                        ---------   -----------    ----------    ---------    ----------
Net asset value, end of year .......................    $   16.33   $     20.02    $    18.09    $   17.65    $    15.06
                                                        =========   ===========    ==========    =========    ==========
Total return .......................................       (15.22)%       24.64%        12.68%       28.95%        20.26%
                                                        =========   ===========    ==========    =========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .................     $491,555      $411,898      $263,313     $193,986      $148,752
Ratio of operating expenses to average net assets ..         0.95%         0.96%         0.98%        0.99%         1.00%
Ratio of net investment income/(loss) to average
   net assets ......................................         0.00%(1)     (0.05)%        0.95%        0.95%         1.12%
Portfolio turnover rate ............................           62%%         126%           64%          51%           64%

------------------
* Since April 1, 1999 A I M Capital Management Group, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.
(1) Amount is less than 0.01.


                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                      YEAR
                                                                                      ENDED
                                                                                    12/31/00*#
                                                                                    ----------
Net asset value, beginning of period ...........................................    $    10.00
                                                                                    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................................          0.07
Net realized and unrealized loss on investments and foreign currencies .........         (0.09)
                                                                                    ----------
Total from investment operations ...............................................         (0.02)
                                                                                    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................................         (0.01)
                                                                                    ----------
Net asset value, end of period .................................................    $     9.97
                                                                                    ==========
Total return ...................................................................         (0.21)%++
                                                                                    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................    $   15,231
Ratio of operating expenses to average net assets ..............................          1.10%+
Ratio of net investment income to average net assets ...........................          2.63%+
Portfolio turnover rate ........................................................             5%

------------------
*   The Growth and Income Series commenced operations on October 2, 2000.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                      YEAR            YEAR          PERIOD
                                                                                      ENDED           ENDED          ENDED
                                                                                    12/31/00        12/31/99      12/31/98*#
                                                                                    ---------      ----------     ----------
Net asset value, beginning of period ............................................   $   18.52       $   15.62     $    14.24
                                                                                    ---------      ----------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................................................       (0.07)             --           0.09
Net realized and unrealized gain/(loss) on investments and foreign currencies ...       (3.14)           3.96           1.36
                                                                                    ---------      ----------     ----------
Total from investment operations ................................................       (3.21)           3.96           1.45
                                                                                    ---------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................................          --           (0.02)         (0.07)
Distributions in excess of net investment income ................................          --           (0.01)            --
Distributions from capital gains ................................................       (0.53)          (1.03)            --
Return of capital ...............................................................       (0.00)(1)          --             --
                                                                                    ---------      ----------     ----------
Total distributions .............................................................       (0.53)          (1.06)         (0.07)
                                                                                    ---------      ----------     ----------
Net asset value, end of period ..................................................   $   14.78      $    18.52     $    15.62
                                                                                    =========      ==========     ==========
Total return ....................................................................       (17.12)%        25.56%         10.19%++
                                                                                    =========      ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................................    $562,549        $567,628       $298,839
Ratio of operating expenses to average net assets ...............................        0.99%           1.05%          1.08%+
Ratio of net investment income/(loss) to average net assets .....................       (0.45)%          0.00%          1.86%+
Portfolio turnover rate .........................................................          59%%           185%            92%

------------------
  * The Capital Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Alliance Capital Management, L.P. has served as
    Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth & Income Series.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Less than $0.01.



                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                            STRATEGIC EQUITY SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR           YEAR          YEAR         YEAR          YEAR
                                                             ENDED          ENDED         ENDED        ENDED         ENDED
                                                           12/31/00       12/31/99      12/31/98     12/31/97      12/31/96#
                                                          ----------     ----------     --------     --------      --------
Net asset value, beginning of year ....................   $    19.95     $    12.82     $  13.63     $  11.68      $  10.01
                                                          ----------     ----------     --------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..........................        (0.02)         (0.03)        0.16         0.20          0.23
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .................        (2.52)          7.24        (0.07)        2.49          1.71
                                                          ----------     ----------     --------     --------      --------
Total from investment operations ......................        (2.54)          7.21         0.09         2.69          1.94
                                                          ----------     ----------     --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................           --          (0.02)       (0.16)       (0.19)        (0.14)
Distributions from capital gains ......................        (0.69)         (0.06)       (0.59)       (0.55)        (0.13)
Distributions in excess of capital gains ..............           --             --        (0.15)          --            --
                                                          ----------     ----------     --------     --------      --------
Total distributions ...................................        (0.69)         (0.08)       (0.90)       (0.74)        (0.27)
                                                          ----------     ----------     --------     --------      --------
Net asset value, end of year ..........................   $    16.72     $    19.95     $  12.82     $  13.63      $  11.68
                                                          ==========     ==========     ========     ========      ========
Total return ..........................................       (12.45)%        56.24%        0.84%       23.16%        19.39%
                                                          ==========     ==========     ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....................     $374,614       $205,799      $73,261      $51,789       $30,423
Ratio of operating expenses to average net assets .....         0.95%          0.96%        0.99%        0.99%         1.00%
Ratio of net investment income/(loss)
   to average net assets ..............................        (0.19)%        (0.14)%       1.46%        1.88%         2.05%
Portfolio turnover rate ...............................          219%           176%         139%         105%          133%

------------------
** Since March 1, 1999 A I M Capital Management Group, Inc. has served as
   Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    PERIOD
                                                                     ENDED
                                                                   12/31/00*#
                                                                   --------
Net asset value, beginning of period ...........................   $  10.00
                                                                   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................       0.04
Net realized and unrealized loss on
   investments and foreign currencies ..........................      (1.12)
                                                                   --------
Total from investment operations ...............................      (1.08)
                                                                   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................      (0.01)
Distributions from capital gains ...............................       0.00(1)
                                                                   --------
Total distributions ............................................      (0.01)
                                                                   --------
Net asset value, end of period .................................   $   8.91
                                                                   ========
Total return ...................................................     (10.80)%++
                                                                   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................   $  8,125
Ratio of operating expenses to average net assets ..............       1.10%+
Ratio of net investment income to average net assets ...........       1.92%+
Portfolio turnover rate ........................................         12%

------------------
*   The Special Situations Series commenced operations on October 2, 2000.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Less than $0.01

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR             YEAR           PERIOD
                                                                      ENDED            ENDED           ENDED
                                                                    12/31/00         12/31/99       12/31/98*#
                                                                 -------------      ----------      ---------
Net asset value, beginning of period ..........................  $       29.59      $    18.10      $   15.68
                                                                 -------------      ----------      ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................          (0.10)          (0.03)          0.01
Net realized and unrealized gain on investments
   and foreign currencies .....................................           1.43           14.22           2.52
                                                                 -------------      ----------      ---------
Total from investment operations ..............................           1.33           14.19           2.53
                                                                 -------------      ----------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................             --              --          (0.01)
Distributions from capital gains ..............................         (12.25)          (2.70)         (0.10)
                                                                 -------------      ----------      ---------
Total distributions ...........................................         (12.25)          (2.70)         (0.11)
                                                                 -------------      ----------      ---------
Net asset value, end of period ................................  $       18.67      $    29.59      $   18.10
                                                                 =============      ==========      =========
Total return ..................................................           8.18%          79.05%         16.12%++
                                                                 =============      ==========      =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................     $1,461,745        $781,807       $252,022
Ratio of operating expenses to average net assets .............           0.88%           0.91%          0.95%+
Ratio of net investment income/(loss) to average net assets ...          (0.58)%         (0.21)%         0.15%+
Portfolio turnover rate .......................................            150%            159%            55%

------------------
*   The Mid-Cap Growth Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                               SMALL CAP SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR         YEAR          YEAR          YEAR         PERIOD
                                                                  ENDED        ENDED         ENDED         ENDED         ENDED
                                                                12/31/00     12/31/99      12/31/98      12/31/97      12/31/96*
                                                               ----------   -----------    ----------     --------      --------
Net asset value, beginning of period ........................  $    23.44    $    16.03    $    13.25     $  12.01      $  10.00
                                                               ----------   -----------    ----------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................................        0.04         (0.07)        (0.03)       (0.03)        (0.01)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................       (5.05)         8.17          2.81         1.27          2.02
                                                               ----------   -----------    ----------     --------      --------
Total from investment operations ............................       (5.01)         8.10          2.78         1.24          2.01
                                                               ----------   -----------    ----------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................       (0.03)           --            --           --            --
Distributions from capital gains ............................       (7.69)        (0.69)           --           --            --
                                                               ----------   -----------    ----------     --------      --------
Total distributions .........................................       (7.72)        (0.69)           --           --            --
                                                               ----------   -----------    ----------     --------      --------
Net asset value, end of period ..............................  $    10.71   $     23.44    $    16.03     $  13.25      $  12.01
                                                               ==========   ===========    ==========     ========      ========
Total return ................................................      (18.17)%      50.61%        20.98%       10.32%        20.10%++
                                                               ==========   ===========    ==========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................    $461,106      $367,637      $147,696      $66,396       $34,365
Ratio of operating expenses to average net assets ...........        0.95%         0.96%         0.99%        0.99%         0.99%+
Ratio of net investment income/(loss) to average net assets          0.21%        (0.49)%       (0.32)%      (0.34)%       (0.08)%+
Portfolio turnover rate .....................................         116%          132%          133%         130%          117%

------------------
  * The Small Cap Series commenced operations on January 3, 1996.
 ** Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio
    Manager for the Small Cap Series. Prior to that date, a different firm served as Portfolio Manager.
  + Annualized
 ++ Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                                 GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       YEAR             YEAR           PERIOD
                                                                                       ENDED            ENDED           ENDED
                                                                                     12/31/00         12/31/99       12/31/98*#
                                                                                   ------------     ------------     ----------
Net asset value, beginning of period ...........................................   $      27.49     $      15.62     $    13.63
                                                                                   ------------     ------------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................................................           0.29            (0.03)         (0.03)
Net realized and unrealized gain/(loss) on investments and foreign currencies ..          (6.43)           12.23           2.02
                                                                                   ------------     ------------     ----------
Total from investment operations ...............................................          (6.14)           12.20           1.99
                                                                                   ------------     ------------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................................          (0.34)              --             --
Distributions from capital gains ...............................................          (1.23)           (0.33)            --
Return of capital ..............................................................          (0.00)(1)           --             --
                                                                                   ------------     ------------     ----------
Total distributions ............................................................          (1.57)           (0.33)            --
                                                                                   ------------     ------------     ----------
Net asset value, end of period .................................................   $      19.78     $      27.49     $    15.62
                                                                                   ============     ============     ==========
Total return ...................................................................         (21.99)%          78.13%         14.60%++
                                                                                   ============     ============     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................     $1,638,875       $1,416,872       $231,216
Ratio of operating expenses to average net assets ..............................           0.99%            1.04%          1.09%+
Ratio of net investment income/(loss) to average net assets ....................           0.19%           (0.40)%        (0.58)%+
Portfolio turnover rate ........................................................             60%             116%            88%

------------------
  * The Growth Series commenced operations on August 14, 1998.
 ** Since  March 1, 1999,  Janus  Capital  Corporation  has served as  Portfolio
    Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Less than $0.01.



                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                               REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR          YEAR         YEAR          YEAR         YEAR
                                                                      ENDED         ENDED        ENDED         ENDED        ENDED
                                                                    12/31/00      12/31/99     12/31/98      12/31/97     12/31/96
                                                                    --------      --------      --------     --------      --------
Net asset value, beginning of year ...............................  $  12.12      $  13.58      $  18.27     $  15.98      $  12.63
                                                                    --------      --------      --------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................................      0.42          0.84          0.83         0.69          0.70
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ........................................      3.33         (1.39)        (3.34)        2.93          3.70
                                                                    --------      --------      --------     --------      --------
Total from investment operations .................................      3.75         (0.55)        (2.51)        3.62          4.40
                                                                    --------      --------      --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................     (0.66)        (0.54)        (0.66)       (0.63)        (0.77)
Distributions from capital gains .................................        --         (0.37)        (1.52)       (0.70)        (0.28)
                                                                    --------      --------      --------     --------      --------
Total distributions ..............................................     (0.66)        (0.91)        (2.18)       (1.33)        (1.05)
                                                                    --------      --------      --------     --------      --------
Net asset value, end of year .....................................  $  15.21      $  12.12      $  13.58     $  18.27      $  15.98
                                                                    ========      ========      ========     ========      ========
Total return .....................................................     30.99%        (3.81)%      (13.45)%      22.79%        35.30%
                                                                    ========      ========      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............................  $103,800       $56,906       $69,911      $75,530       $51,135
Ratio of operating expenses to average net assets ................      0.95%         0.96%         0.99%        0.99%         1.00%
Ratio of net investment income to average net assets .............      5.60%         5.61%         5.26%        4.49%         5.53%
Portfolio turnover rate ..........................................        69%           36%           29%          41%           31%

------------------
* Since April 28, 2000, The Prudential Investment Corporation has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                               HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR         YEAR         YEAR          YEAR         YEAR
                                                                      ENDED        ENDED        ENDED         ENDED        ENDED
                                                                    12/31/00     12/31/99     12/31/98      12/31/97     12/31/96
                                                                    -------       -------      --------      -------      --------
Net asset value, beginning of year .............................    $ 11.76      $   9.60      $  15.05     $  17.85      $  15.04
                                                                    -------       -------      --------      -------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................       0.01          0.12          0.26         0.14          0.05
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ......................................      (0.57)         2.12         (4.73)        0.99          4.92
                                                                    -------       -------      --------      -------      --------
Total from investment operations ...............................      (0.56)         2.24         (4.47)        1.13          4.97
                                                                    -------       -------      --------      -------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................      (0.05)        (0.08)        (0.26)       (0.13)        (0.07)
Distributions from capital gains ...............................         --            --         (0.72)       (3.80)        (2.09)
Return of capital ..............................................      (0.01)           --            --           --            --
                                                                    -------       -------      --------      -------      --------
Total distributions ............................................      (0.06)        (0.08)        (0.98)       (3.93)        (2.16)
                                                                    -------       -------      --------      -------      --------
Net asset value, end of year ...................................    $ 11.14       $ 11.76      $   9.60      $ 15.05      $  17.85
                                                                    =======       =======      ========      =======      ========
Total return ...................................................      (4.73)%      23.36%       (29.58)%       6.22%        33.17%
                                                                    =======       =======      ========      =======      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .............................    $42,109       $40,291       $30,530      $46,229       $43,903
Ratio of operating expenses to average net assets ..............       0.95%         0.96%         1.00%        0.99%         1.00%

Ratio of net investment income to average net assets ...........       1.00%         1.07%         1.99%        0.76%         0.34%
Portfolio turnover rate ........................................        207%          204%          178%         124%           96%

------------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                            DEVELOPING WORLD SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                        YEAR            YEAR           PERIOD
                                                                                        ENDED           ENDED           ENDED
                                                                                      12/31/00        12/31/99#      12/31/98*#
                                                                                     ---------        --------        -------
Net asset value, beginning of period ...........................................     $   11.56        $   7.37        $ 10.00
                                                                                     ---------        --------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................................................         (0.05)           0.08           0.04
Net realized and unrealized gain/(loss) on investments and foreign currencies ..         (3.86)           4.44          (2.67)
                                                                                     ---------        --------        -------
Total from investment operations ...............................................         (3.91)           4.52          (2.63)
                                                                                     ---------        --------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................................            --           (0.10)            --
Distributions in excess of net investment income ...............................            --           (0.03)            --
Distributions from capital gains ...............................................         (0.06)          (0.20)            --
                                                                                     ---------        --------        -------
Total distributions ............................................................         (0.06)          (0.33)            --
                                                                                     ---------        --------        -------
Net asset value, end of period .................................................     $    7.59        $  11.56        $  7.37
                                                                                     =========        ========        =======
Total return ...................................................................        (33.79)%         61.66%        (26.27)%++
                                                                                     =========        ========        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................       $60,541         $62,616         $8,797
Ratio of operating expenses to average net assets ..............................          1.75%           1.75%          1.83%+
Ratio of net investment income/(loss) to average net assets ....................         (0.39)%          0.85%          0.69%+
Portfolio turnover rate ........................................................           130%            135%            67%

------------------
  *  The Developing World Series commenced operations on February 18, 1998.
 **  Since March 1, 1999, Baring International Investment Limited has served as
     Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                            EMERGING MARKETS SERIES*


     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR          YEAR         YEAR          YEAR          YEAR
                                                                  ENDED         ENDED        ENDED         ENDED         ENDED
                                                                12/31/00      12/31/99#    12/31/98      12/31/97      12/31/96
                                                                --------      --------     ---------    ---------     ---------
Net asset value, beginning of year ...........................  $  12.25      $   6.68     $   8.80     $    9.72     $    9.06
                                                                --------      --------     ---------    ---------     ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .................................     (0.09)         0.07          0.06        (0.01)         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................     (4.06)         5.62         (2.18)       (0.90)         0.62
                                                                --------      --------     ---------    ---------     ---------
Total from investment operations .............................     (4.15)         5.69         (2.12)       (0.91)         0.66
                                                                --------      --------     ---------    ---------     ---------
LESS DISTRIBUTIONS:

Dividends from net investment income .........................        --         (0.08)           --        (0.01)           --
Distributions in excess of net investment income .............        --         (0.01)           --           --            --
Distributions from capital gains .............................        --         (0.03)           --           --            --
                                                                --------      --------     ---------    ---------     ---------
Total distributions ..........................................        --         (0.12)           --        (0.01)           --
                                                                --------      --------     ---------    ---------     ---------
Net asset value, end of year .................................  $   8.10      $  12.25     $    6.68    $    8.80     $    9.72
                                                                ========      ========     =========    =========     =========
Total return .................................................    (33.88)%       85.30%      (24.09)%       (9.37)%        7.28%
                                                                ========      ========     =========    =========     =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's) ...........................   $24,553       $44,949       $26,028      $39,436       $51,510
Ratio of operating expenses to average net assets ............      1.75%         1.75%         1.83%        1.80%         1.55%
Ratio of net investment income/(loss) to average
   net assets ................................................     (0.57)%        0.82%         0.83%       (0.09)%        0.38%
Portfolio turnover rate ......................................       174%          183%          108%         170%          136%

------------------
* Since March 16, 2000, Baring International Investment Limited has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS
================================================================================

                                  THE GCG TRUST
                             MARKET MANAGER SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    YEAR         YEAR          YEAR          YEAR         YEAR
                                                                    ENDED        ENDED         ENDED         ENDED        ENDED
                                                                  12/31/00     12/31/99      12/31/98      12/31/97     12/31/96
                                                                   ------        ------        ------       ------        ------
Net asset value, beginning of year ..............................  $19.40        $19.62        $16.47       $13.22        $12.03
                                                                   ------        ------        ------       ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................................    0.29          0.34          0.32         0.36          0.46
Net realized and unrealized gain/(loss) on investments and
   foreign currencies ...........................................   (0.08)         2.82          3.69         4.11          1.89
                                                                   ------        ------        ------       ------        ------
Total from investment operations ................................    0.21          3.16          4.01         4.47          2.35
                                                                   ------        ------        ------       ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................   (0.28)        (0.34)        (0.32)       (0.36)        (0.46)
Distributions from capital gains ................................   (1.43)        (3.04)        (0.54)       (0.86)        (0.70)
                                                                   ------        ------        ------       ------        ------
Total distributions .............................................   (1.71)        (3.38)        (0.86)       (1.22)        (1.16)
                                                                   ------        ------        ------       ------        ------
Net asset value, end of year ....................................  $17.90        $19.40        $19.62       $16.47        $13.22
                                                                   ======        ======        ======       ======        ======
Total return ....................................................    1.54%        16.59%        24.55%       33.82%        19.40%
                                                                   ======        ======        ======       ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..............................  $6,618        $7,319        $8,139       $6,791        $5,585
Ratio of operating expenses to average net assets ...............    1.00%         1.00%         1.01%        1.01%         1.02%
Ratio of net investment income to average net assets ............    1.40%         1.57%         1.78%        2.19%         3.06%
Portfolio turnover rate .........................................      --            --            --           --            --

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   --------                                          --------
CERTIFICATES OF DEPOSIT -- 13.8%
$15,000,000   Barclays Bank Plc, NY,
               6.700% due 01/08/2001 ............  $ 15,000,025
              Deutsche Bank NY:
  3,000,000    7.050% due 05/03/2001 ............     3,001,899
  6,000,000    6.890% due 08/20/2001 ............     5,998,658
              First Union National Bank:
 10,000,000    7.000% due 04/30/2001 ............    10,004,597
  5,000,000    7.350% due 05/15/2001 ............     5,008,369
  5,000,000   Lloyds TSB Bank Plc, NY,
               6.610% due 02/01/2001 ............     5,000,006
  6,000,000   Societe Generale, NY,
               6.710% due 02/12/2001 ............     5,998,180
              Southtrust Bank NA:
  8,000,000    6.630% due 04/30/2001 ............     8,002,753
  8,000,000    6.620% due 05/16/2001 ............     8,000,811
  8,000,000   Toronto Dominion Bank, NY,
               7.200% due 05/09/2001 ............     8,000,000
  8,000,000   UBS Finace AG, (CT),
               6.875% due 03/27/2001 ............     7,999,738
              UBS Stamford AG, (CT):
  8,000,000    7.060% due 05/03/2001 ............     8,005,549
  9,000,000    6.350% due 12/07/2001 ............     9,000,000
                                                   ------------
              Total Certificates of Deposit
               (Cost $99,020,585) ...............    99,020,585
                                                   ------------
CORPORATE DEBT SECURITIES -- 21.4%
   COMMUNICATIONS -- 5.3%
              AT&T Corporation:
  8,000,000    6.725%+++ due 01/19/2001 .........     8,000,000
 10,000,000    6.675%+++ due 11/08/2001 .........     9,997,700
  5,000,000   BellSouth Telecommunications, Inc.,
               5.970%+++ due 01/04/2002 .........     5,000,000
 10,000,000   SBC Communications, Inc.,
               6.709%+++ due 11/15/2001 .........    10,000,000
  5,000,000   Verizon Global Funding,
               6.693%+++ due 03/15/2001^ ........     4,998,757
                                                   ------------
                                                     37,996,457
                                                   ------------
   DEPOSITORY INSTITUTIONS -- 6.0%
  5,000,000   Bank of America Corporation,
               5.340% due 02/09/2001 ............     4,992,099
              Bank of America NA:
  5,000,000    6.800% due 02/05/2001 ............     5,000,000
  8,000,000    7.120% due 06/21/2001 ............     8,000,000
              Bank One NA Illinois:
  9,000,000    7.160%+++ due 06/26/2001 .........     8,999,592
  5,000,000    6.600%+++ due 10/24/2001 .........     5,000,000
  6,000,000    6.630%+++ due 12/22/2001 .........     5,999,226
  5,000,000   CitiGroup, Inc.,
               6.764%+++ due 01/04/2001 .........     5,000,000
                                                   ------------
                                                     42,990,917
                                                   ------------
   FOOD AND KINDRED PRODUCTS -- 2.1%
 10,000,000   General Mills, Inc.,
               6.680% due 02/09/2001 ............     9,999,533
  5,000,000   Unilever Capital Corporation,
               6.683%+++ due 03/07/2001 .........     5,000,000
                                                   ------------
                                                     14,999,533
                                                   ------------
   MANUFACTURING -- 1.4%
 10,000,000   Caterpillar Financial Services Corporation,
               6.813%+++ due 02/22/2001 .........    10,002,556
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   --------                                          --------
   PERSONAL CREDIT INSTITUTIONS -- 2.2%
              Household Finance Corporation:
 $8,000,000    6.710%+++ due 01/22/2001 .........  $  7,995,581
  8,000,000    6.630%+++ due 03/29/2001 .........     8,000,000
                                                   ------------
                                                     15,995,581
                                                   ------------
   RETAIL -- 1.1%
  8,000,000   Wal-Mart Stores, Inc.,
               5.955%+++ due 06/01/2001 .........     7,953,352
                                                   ------------
   SECURITY BROKERS -- 1.9%
              Merrill Lynch & Company, Inc.:
  5,000,000    6.690% due 11/13/2001 ............     5,000,000
  3,000,000    6.740% due 02/07/2001 ............     2,999,972
  6,000,000    6.770% due 02/23/2001 ............     6,000,000
                                                   ------------
                                                     13,999,972
                                                   ------------
   TRANSPORTATION EQUIPMENT -- 1.4%
 10,000,000   DaimlerChrysler NA Holding Corporation,
               6.560%+++ due 02/22/2001 .........     9,999,166
                                                   ------------
              Total Corporate Debt Securities
               (Cost $153,937,534) ..............   153,937,534
                                                   ------------
COMMERCIAL PAPER -- 36.7%
   ASSET BACKED SECURITIES -- 16.0%
              Ciesco LP:
 10,000,000    6.530% due 01/12/2001 ............     9,981,861
 10,000,000    6.500% due 02/01/2001 ............     9,945,833
 10,000,000   Corporate Asset Funding Company,
               6.618% due 02/23/2001 ............     9,906,400
              Delaware Funding Corporation:
  2,750,000    6.700% due 01/12/2001 ............     2,744,882
 10,000,000    6.540% due 01/18/2001 ............     9,970,933
 10,000,000    6.450% due 02/13/2001 ............     9,924,750
              Enterprise Funding Corporation:
  5,000,000    6.580% due 01/23/2001 ............     4,980,808
  7,000,000    6.530% due 02/14/2001 ............     6,945,402
 10,000,000    6.510% due 02/16/2001 ............     9,918,625
  5,000,000    6.320% due 03/19/2001 ............     4,933,289
              Preferred Receivables Funding:
  5,000,000    6.560% due 01/11/2001 ............     4,991,800
  5,980,000    6.530% due 01/31/2001 ............     5,948,544
              Windmill Funding Corporation:
  7,000,000    6.610% due 01/04/2001 ............     6,997,429
 10,000,000    6.580% due 01/22/2001 ............     9,963,444
  8,000,000    6.610% due 01/25/2001 ............     7,966,216
                                                   ------------
                                                    115,120,216
                                                   ------------
   COMMUNICATIONS -- 0.7%
  5,000,000   SBC Communications, Inc.,
               6.500% due 01/26/2001 ............     4,978,333
                                                   ------------
   DEPOSITORY INSTITUTIONS -- 3.8%
 10,000,000   Abbey National NA,
               6.500% due 02/20/2001 ............     9,911,528
              Credit Suisse First Boston, Inc.:
  5,000,000    6.420% due 04/04/2001 ............     4,917,967
  8,000,000    6.440% due 04/16/2001 ............     7,851,164
  5,000,000   State Street Boston Corporation,
               6.500% due 01/24/2001 ............     4,980,139
                                                   ------------
                                                     27,660,798
                                                   ------------
   FOOD AND KINDRED PRODUCTS -- 1.5%
              Archer-Daniels-Midland Company:
  6,000,000    6.510% due 02/08/2001 ............     5,959,855
  5,000,000    6.390% due 05/09/2001 ............     4,887,287
                                                   ------------
                                                     10,847,142
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   --------                                          --------
COMMERCIAL PAPER -- (CONTINUED)
   MANUFACTURING -- 0.6%
 $4,000,000   Caterpillar Finance Services Corporation,
               6.650% due 02/01/2001 ............  $  3,977,833
                                                   ------------
   PERSONAL CREDIT INSTITUTIONS -- 11.3%
 10,000,000   American General Finance Corporation,
               6.500% due 01/02/2001^ ...........    10,000,000
              Associates Corporation North America:
 10,000,000    6.580% due 01/16/2001^ ...........     9,974,411
  5,000,000    6.550% due 02/02/2001^ ...........     4,971,799
 10,000,000    6.530% due 02/08/2001 ............     9,932,886
              Ford Motor Credit Corporation:
 10,000,000    6.560% due 01/03/2001 ............     9,998,178
 10,000,000    6.570% due 01/05/2001 ............     9,994,525
  6,000,000   General Electric Capital Corporation,
               6.580% due 01/17/2001 ............     5,983,550
  5,440,000   GMAC Mortgage Corporation,
               6.500% due 02/12/2001 ............     5,399,729
              Household Finance Corporation:
  5,000,000    6.610% due 01/09/2001 ............     4,993,574
 10,000,000    6.500% due 01/29/2001 ............     9,951,250
                                                   ------------
                                                     81,199,902
                                                   ------------
   SECURITY BROKERS -- 2.8%
              Goldman Sachs Group, Inc.:
  4,000,000    6.610% due 01/10/2001 ............     3,994,124
  6,000,000    6.520% due 02/06/2001 ............     5,961,967
 10,000,000   Morgan Stanley Dean Witter & Company,
               6.350% due 03/15/2001 ............     9,873,000
                                                   ------------
                                                     19,829,091
                                                   ------------
              Total COMMERCIAL Paper
               (Cost $263,613,315) ..............   263,613,315
                                                   ------------
REPURCHASE AGREEMENT   -- 26.1%
 93,065,000   Agreement with Goldman Sachs Group, Inc.,
               6.450% dated 12/29/2000 to be
               repurchased at $93,131,697 on 01/02/2001,
               collateralized by $92,833,000 Federal
               National Mortgage Association and Federal
               Home Loan Bank Notes, 5.680% to 7.125%
               due 02/02/2001 to 06/14/2006
               (market value $94,926,415) .......    93,065,000
 95,000,000    Agreement with Morgan Stanley Dean
               Witter & Company, 6.400% dated
               12/29/2000 to be repurchased
               at $95,067,556 on 01/02/2001,
               collateralized by $97,900,000
               Federal National Mortgage
               Association, 0.000% to 6.500%
               due 02/08/2001 to 04/29/2009
               (market value $95,962,925) .......    95,000,000
                                                   ------------
              Total Repurchase Agreement
               (Cost $188,065,000) ..............   188,065,000
                                                   ------------
TOTAL INVESTMENTS (COST $704,636,434*) .....98.0%   704,636,434
OTHER ASSETS AND LIABILITIES (NET) ......... 2.0     14,254,601
                                           -----   ------------
NET ASSETS ................................100.0%  $718,891,035
                                           =====   ============


------------------------------
  *  Aggregate cost for Federal tax purposes.
 +++ Floating rate note. Rate shown is in effect at 12/31/2000.
   ^ Illiquid security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                          --------
CORPORATE BONDS -- 36.8%
   AIRLINES -- 0.8%
 $2,000,000   Delta Air Lines, Inc.,
               7.779% due 11/18/2005 ............  $  2,079,650
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 1.2%
  3,000,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 ............     3,118,815
                                                   ------------
   COMMUNICATIONS -- 2.9%
  1,000,000   Deutsche Telekom International Finance,
               7.750% due 06/15/2005 ............     1,021,116
  3,000,000   Jones Intercable, Inc.,
               8.875% due 04/01/2007 ............     3,163,917
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ............     1,983,746
  1,000,000   Telefonica Europe BV,
               7.350% due 09/15/2005 ............     1,009,313
                                                   ------------
                                                      7,178,092
                                                   ------------
   ELECTRICAL EQUIPMENT -- 1.3%
  3,000,000   Emerson Electric Company,
               7.875% due 06/01/2005 ............     3,225,318
                                                   ------------
   FINANCE, INSURANCE AND REAL ESTATE -- 12.3%
  2,000,000   Boeing Capital Corporation,
                7.100% due 09/27/2005 ...........     2,084,772
  3,000,000   Countrywide Home Loans, Inc.,
               6.580% due 09/21/2001 ............     3,009,117
  3,000,000   Ford Motor Credit Company,
               7.500% due 03/15/2005 ............     3,065,433
  3,000,000   General Electric Capital Corporation,
               6.700% due 10/01/2002 ............     3,038,667
  2,000,000   Goldman Sachs Group, Inc.,
               7.625% due 08/17/2005 ............     2,083,768
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ............     2,825,296
  2,000,000   Merrill Lynch & Company,
               7.080% due 10/03/2005 ............     2,043,648
  1,500,000   Northern Trust Capital I,
               7.318%+++ due 01/15/2027 .........     1,389,240
    350,000   Paine Webber Group, Inc.,
               7.161%+++ due 03/20/2001 .........       350,993
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ............     3,057,510
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............     2,942,976
  2,000,000   Verizon Global Funding Corporation,
               6.750% due 12/01/2005** ..........     2,016,020
  3,000,000   Wells Fargo Company,
               7.250% due 07/14/2003 ............     3,083,682
                                                   ------------
                                                     30,991,122
                                                   ------------
   HOTELS/AMUSEMENT SERVICES -- 2.4%
  3,000,000   Marriott International,
               8.125% due 04/01/2005 ............     3,131,301
  3,000,000   Park Place Entertainment Corporation,
               7.375% due 06/01/2002 ............     2,990,358
                                                   ------------
                                                      6,121,659
                                                   ------------

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                          --------
   MANUFACTURING -- 3.2%
 $2,000,000   Caterpillar Financial Services Corporation,
               6.875% due 08/01/2004 ............   $ 2,028,034
  3,000,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% due 05/15/2003 ............     2,912,361
  3,000,000   Tyco International Group S.A.,
               6.875% due 09/05/2002 ............     3,014,196
                                                   ------------
                                                      7,954,591
                                                   ------------
   MINING -- 1.4%
  3,500,000   Phelps Dodge Corporation,
               9.875% due 06/13/2001 ............     3,540,407
                                                   ------------
   OIL AND GAS -- 3.5%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 ............     3,711,022
  3,000,000   Kinder Morgan, Inc.,
               6.450% due 11/30/2001 ............     2,995,956
  2,000,000   Williams Companies, Inc.,
               6.500% due 11/15/2002 ............     1,999,314
                                                   ------------
                                                      8,706,292
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.2%
  3,000,000   International Paper Company,
               8.000% due 07/08/2003 ............     3,072,705
                                                   ------------
   RETAIL -- 1.5%
  1,000,000   The Kroger Company,
               6.340% due 06/01/2001 ............       997,939
  2,675,000   Wal-Mart Stores, Inc.,
               7.500% due 05/15/2004 ............     2,806,385
                                                   ------------
                                                      3,804,324
                                                   ------------
   SERVICES -- 1.0%
  3,000,000   Comdisco, Inc.,
               5.950% due 04/30/2002 ............     2,475,000
                                                   ------------
   UTILITIES -- 2.9%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ............     3,063,813
  2,000,000   Dominion Resources, Inc.,
               7.600% due 07/15/2003 ............     2,054,070
  1,000,000   Duke Energy Field Services Corporation,
               7.500% due 08/16/2005 ............     1,041,733
  1,000,000   Florida Power & Light Company,
               6.875% due 12/01/2005 ............     1,024,913
                                                   ------------
                                                      7,184,529
                                                   ------------
   WASTE MANAGEMENT -- 1.2%
  3,000,000   Waste Management, Inc.,
               7.125% due 06/15/2001 ............     2,990,670
                                                   ------------
              Total Corporate Bonds
               (Cost $91,631,809) ...............    92,443,174
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
ASSET BACKED SECURITIES -- 4.9%
$ 2,000,000   Anrc Auto Owner Trust,
               6.750% due 12/15/2003 ............  $  2,015,970
  1,123,249   Coast-Plymouth Tax Lein Capital, LLC,
               6.950% due 11/15/2004**^ .........     1,120,441
  1,709,572   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004**^ ........     1,653,730
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ............     1,998,826
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ............     2,014,393
  2,000,000   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ............     2,016,610
  1,503,052   Provident Auto Lease Trust,
               6.555% due 01/14/2002**^ .........     1,504,427
                                                   ------------
              Total Asset Backed Securities
               (Cost $12,334,658) ...............    12,324,397
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
   (Cost $826,012)
    833,245   CMC Securities Corporation,
               6.000% due 11/25/2008 ............       829,050
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.1%
   FEDERAL HOME LOAN BANK (FHLB) -- 0.8%
  2,000,000    5.125% due 02/26/2002 ............     1,987,918
                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.5%
  5,000,000    6.625% due 08/15/2002 ............     5,078,975
  3,000,000    7.375% due 05/15/2003 ............     3,119,184
  2,000,000    7.000% due 07/15/2005 ............     2,100,986
    110,030   Pool #E65976
               6.500% due 04/01/2011 ............       110,099
    184,353   Pool #E65441
               7.500% due 04/01/2011 ............       188,329
      3,890   Pool #350042
               7.250% due 01/01/2017 ............         3,936
     78,778   Pool #846224
               7.662% due 07/01/2024 ............        79,597
    149,372   Pool #C00374
               9.000% due 09/01/2024 ............       154,366
    212,991   Pool #D58465
               9.000% due 01/01/2025 ............       220,113
    139,165   Pool #C80428
               8.000% due 09/01/2026 ............       142,557
                                                   ------------
                                                     11,198,142
                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 1.0%
    345,829   Pool #E20197
               7.000% due 10/01/2010 ............       349,720
    394,860   Pool #E61721
               6.500% due 11/01/2010 ............       395,107
    446,624   Pool #G10555
               6.000% due 06/01/2011 ............       441,320
    330,445   Pool #E00538
               6.500% due 03/01/2013 ............       330,651
    377,842   Pool #E00543
               6.000% due 04/01/2013 ............       373,355
    759,151   Pool #E70003
               6.000% due 04/01/2013 ............       750,136
                                                   ------------
                                                      2,640,289
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 4.7%
 $1,000,000    6.800% due 01/10/2003 ............  $  1,023,274
              Pool #703550
     30,694    8.500% due 03/01/2004 ............        31,662
  4,000,000    7.000% due 07/15/2005 ............     4,201,972
  3,000,000    6.000% due 12/15/2005 ............     3,034,341
     60,703   Pool #127336
               8.500% due 08/01/2006 ............        62,619
      2,842   Pool #440260
               8.500% due 08/01/2006 ............         2,932
    214,623   Pool #341094
               6.500% due 04/01/2011 ............       214,690
    236,143   Pool #344243
               6.500% due 04/01/2011 ............       236,217
    528,400   Pool #414154
               6.000% due 02/01/2013 ............       521,630
    510,063   Pool #379881
               6.500% due 04/01/2013 ............       510,222
    537,474   Pool #419878
               6.500% due 04/01/2013 ............       537,642
    736,230   Pool #425895
               6.000% due 04/01/2013 ............       726,797
     73,504   Pool #103363
               7.820% due 12/01/2017 ............        75,582
    204,279   Pool #299481
               8.000% due 04/01/2025 ............       209,131
     20,173   Pool #332150
               8.500% due 12/01/2025 ............        20,747
    384,842   Pool #397498
               7.500% due 08/01/2027 ............       390,374
                                                   ------------
                                                     11,799,832
                                                   ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.1%
    126,022   Pool #351992
               6.000% due 12/15/2008 ............       125,037
    108,518   Pool #368358
               6.000% due 01/15/2009 ............       107,670
    294,406   Pool #430587
               6.500% due 02/15/2013 ............       296,062
    721,554   Pool #456797
               6.000% due 04/15/2013 ............       715,917
      3,084   Pool #147899
               10.000% due 02/15/2016 ...........         3,293
      4,748   Pool #161670
               9.500% due 09/15/2016 ............         4,947
    368,661   Pool #192568
               8.000% due 05/15/2017 ............       377,993
    100,063   Pool #223830
               8.000% due 06/15/2017 ............       102,596
     42,826   Pool #229269
               8.000% due 07/15/2017 ............        43,910
     12,713   Pool #284666
               9.500% due 03/15/2020 ............        13,246
     17,764   Pool #286024
               10.000% due 04/15/2020 ...........        18,969
     97,305   Pool #308911
               9.500% due 07/15/2021 ............       101,379
    180,106   Pool #388581
               7.500% due 01/15/2024 ............       183,201
     94,646   Pool #398795
               8.500% due 07/15/2026 ............        97,515
     82,327   Pool #399003
               9.000% due 12/15/2026 ............        85,440



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2000


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- (CONTINUED)
   $421,730   Pool #452930
               7.500% due 07/15/2027 ............  $    428,978
                                                   ------------
                                                      2,706,153
                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $30,162,403) ...............    30,332,334
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 42.0%
   U.S. TREASURY NOTES -- 42.0%
  1,000,000    5.875% due 11/30/2001 ............     1,003,047
  3,000,000    6.250% due 01/31/2002 ............     3,024,909
  3,500,000    6.500% due 03/31/2002 ............     3,545,251
  4,000,000    6.625% due 04/30/2002 ............     4,064,380
  9,000,000    6.625% due 05/31/2002 ............     9,157,158
  2,000,000    6.250% due 06/30/2002 ............     2,027,136
  3,000,000    6.250% due 07/31/2002 ............     3,044,310
  3,000,000    6.000% due 09/30/2002 ............     3,040,242
 10,000,000    5.625% due 11/30/2002 ............    10,085,160
  3,000,000    5.750% due 11/30/2002 ............     3,030,225
  1,000,000    5.625% due 12/31/2002 ............     1,009,092
  1,000,000    5.500% due 01/31/2003 ............     1,007,303
  4,000,000    5.500% due 02/28/2003 ............     4,029,812
  3,000,000    5.750% due 04/30/2003 ............     3,039,669
  5,000,000    5.500% due 05/31/2003 ............     5,042,755
  4,000,000    5.375% due 06/30/2003 ............     4,024,312
  7,400,000    5.250% due 08/15/2003 ............     7,420,942
  4,170,000    4.250% due 11/15/2003 ............     4,071,563
  3,000,000    4.750% due 02/15/2004 ............     2,966,115
  3,000,000    5.250% due 05/15/2004 ............     3,010,710
  2,000,000    6.000% due 08/15/2004 ............     2,057,690
  4,000,000    5.875% due 11/15/2004 ............     4,105,548
  5,000,000    7.500% due 02/15/2005 ............     5,439,525
  7,510,000    6.750% due 05/15/2005 ............     7,996,025
  8,000,000    5.750% due 11/15/2005 ............     8,262,816
                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $104,120,552) ..............   105,505,695
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
DISCOUNT COMMERCIAL PAPER -- 4.0%
   (Cost $9,992,744)
$10,000,000   American Express Credit Corporation,
               6.530% due 01/03/2001 ............   $ 9,992,744
                                                   ------------
REPURCHASE AGREEMENT -- 2.5%
   (Cost $6,158,000)
  6,158,000    Agreement with Goldman Sachs Group,
               Inc., 6.450% dated 12/29/2000
               to be repurchased at $6,162,413
               on 01/02/2001, collateralized
               by $5,845,000 Federal National Mortgage
               Association, 7.125% due 02/15/2005
               (market value $6,281,286) ........     6,158,000
                                                   ------------
TOTAL INVESTMENTS (COST $255,226,178*) ....102.6%   257,585,394
REVERSE REPURCHASE AGREEMENT -- (4.0)%
   (Cost $10,125,000)
 10,125,000   Agreement with Soloman Brothers, 4.500%
                dated 12/27/2000 to be repurchased at
                $10,133,859 on 01/03/2001, collateralized
                by $10,000,000 U.S. Treasury Note,
                5.625% due 11/30/2002
               (market value $10,085,160) ..(4.0)%  (10,125,000)
                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) ......... 1.4      3,599,827
                                           -----   ------------
NET ASSETS ................................100.0%  $251,060,221
                                           =====   ============
------------------------------
   * Aggregate cost for Federal tax purposes is $255,232,597.
  ** Security is exempt from  registration  under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +++ Floating rate security.  Rate show is in effect at 12/31/2000.
   ^ Illiquid security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT(1)                                         (NOTE 1)
   ---------                                          --------
GOVERNMENT BONDS -- 96.3%
   AUSTRALIA (AUD) -- 0.4%
    300,000   Queensland Treasury Corporation,
               6.500% due 06/14/2005 ............   $   172,379
                                                    -----------
   CANADA     (CAD) -- 8.4% Government of Canada:
  1,970,000    5.250% due 09/01/2003 ............     1,313,609
  3,850,000    6.000% due 09/01/2005 ............     2,640,129
                                                    -----------
                                                      3,953,738
                                                    -----------
   DENMARK    (DKK) -- 2.0% Kingdom of Denmark:
  4,675,000    6.000% due 11/15/2002 ............       598,464
  2,610,000    5.000% due 08/15/2005 ............       329,158
                                                    -----------
                                                        927,622
                                                    -----------
   FRANCE     (EUR) -- 14.0% Government of France:
  2,610,000    4.500% due 07/12/2003 ............     2,445,114
    800,000    3.500% due 07/12/2004 ............       723,773
  1,590,000    5.000% due 01/12/2006 ............     1,502,838
  6,250,000    5.759(a)% due 10/25/2019 .........     1,943,407
                                                    -----------
                                                      6,615,132
                                                    -----------
   GERMANY (EUR) -- 19.8%
    140,000   Bundesobligation,
               4.500% due 05/17/2002 ............       131,294
              Bundesrepublik:
  2,376,000    5.250% due 02/21/2001 ............     2,231,473
  1,210,000    3.750% due 01/04/2009 ............     1,054,890
  1,280,000    6.500% due 07/04/2027 ............     1,376,090
  4,700,000    5.625% due 01/04/2028 ............     4,538,324
                                                    -----------
                                                      9,332,071
                                                    -----------
   JAPAN (GBP) -- 5.6%
    400,000   Japan Bank for International Cooperation,
               8.000% due 02/05/2007 ............       655,240
    440,000   Japan Financial Corporation
               for Municipal Enterprises,
               8.375% due 12/07/2006 ............       732,628
    400,000   Kansai International Airport Company,
               7.375% due 09/24/2007 ............       638,211
    375,000   Kobe City,
               9.500% due 10/20/2004 ............       624,847
                                                    -----------
                                                      2,650,926
                                                    -----------
   NETHERLANDS (EUR/GBP) -- 6.0%
  1,745,000   Dutch Government,
               6.000% due 01/15/2006 ............     1,734,941
    690,000   Nederlandse Gemeenten Bank,
               7.750% due 08/13/2003 ............     1,079,063
                                                    -----------
                                                      2,814,004
                                                    -----------
   SUPRANATIONAL (GBP) -- 9.1%
  1,180,000   European Investment Bank,
               7.000% due 12/08/2003 ............     1,824,025
              KFW International Finance:
  1,130,000    7.625% due 12/30/2003 ............     1,774,251
    150,000    5.500% due 06/18/2004 ............       222,490
    320,000    5.500% due 06/18/2004 ............       474,646
                                                    -----------
                                                      4,295,412
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT(1)                                         (NOTE 1)
   ---------                                          --------
   SWEDEN (SEK) -- 1.3%
  5,800,000   Kingdom of Sweden,
               5.000% due 01/15/2004 ............   $   612,399
                                                    -----------
   UNITED STATES (USD) -- 29.7%
    700,000   Federal National Mortgage Association,
               6.894% due 06/07/2002 ............     1,063,018
  4,500,000   U.S. Treasury Bills,
               6.340%++ due 01/25/2001 ..........     4,484,214
              U.S. Treasury Notes:
  2,875,000    3.875% due 01/15/2009 ............     3,077,916
  5,025,000    4.250% due 01/15/2010 ............     5,401,409
                                                    -----------
                                                     14,026,557
                                                    -----------
              Total Government Bonds
               (Cost $44,557,279) ...............    45,400,240
                                                    -----------
TOTAL INVESTMENTS (COST $44,557,279*) ......96.3%    45,400,240
OTHER ASSETS AND LIABILITIES (NET) ......... 3.7      1,725,867
                                           -----    -----------
NET ASSETS ................................100.0%   $47,126,107
                                           =====    ===========
------------------------------
  * Aggregate cost for Federal tax purposes.
 ++ Annualized yield at date of purchase.
(a) The rate shown is the effective  yield at date of purchase.
(1) The principal amount is denoted in the functional currency of the country.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                  CONTRACTS TO RECEIVE
              ------------------------------
                                                          UNREALIZED
   EXPIRATION       LOCAL       IN EXCHANGE   VALUE IN   APPRECIATION/
      DATE        CURRENCY      FOR U.S. $     U.S. $   (DEPRECIATION)
   ---------- ----------------- ------------ ---------- -------------
   01/17/2001 CAD       285,000  $  185,257  $  189,995   $  4,738
   01/19/2001 CHF     4,570,000   2,635,525   2,820,624    185,099
   02/09/2001 EUR     3,883,000   3,357,278   3,646,284    289,006
   02/23/2001 JPY 1,391,630,000  12,963,638  12,277,355   (686,283)
                                                         ---------
                                                         $(207,440)
                                                         ---------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                                DECEMBER 31, 2000

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                   CONTRACTS TO DELIVER
              ------------------------------
                                                          UNREALIZED
   EXPIRATION       LOCAL       IN EXCHANGE   VALUE IN   APPRECIATION/
      DATE        CURRENCY      FOR U.S. $     U.S. $   (DEPRECIATION)
   ---------- ----------------- ------------ ---------- -------------
   01/19/2001 CHF   4,570,000    $2,660,565  $2,820,623  $(160,058)
   02/09/2001 EUR   4,453,000     3,918,297   4,181,536   (263,239)
   03/16/2001 GBP   4,893,000     7,099,254   7,328,168   (228,914)
   02/23/2001 JPY  19,830,000       187,944     174,945     12,999
                                                         ---------
                                                         $(639,212)
                                                         ---------
Net Unrealized Depreciation
   of Forward Foreign Exchange Contracts ..............  $(846,652)
                                                         =========

----------------------------------------
         GLOSSARY OF TERMS
AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Switzerland Francs
DKK -- Danish Kroner
EUR -- European Monetary Unit
GBP -- Great Britian Pound Sterling
JPY -- Japanese Yen
SEK -- Swedish Krona
USD -- United States Dollar
----------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2000

                                                      VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 60.8%
   BANKS -- 0.4%
        133   Bank for International Settlements+  $  1,306,609
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 6.8%
     54,370   Chris-Craft Industries, Inc.+ .....     3,615,605
    168,000   Meredith Corporation ..............     5,407,500
    136,000   The New York Times Company, Class A     5,448,500
     18,000   Washington Post Company, Class B ..    11,103,750
                                                   ------------
                                                     25,575,355
                                                   ------------
   BUILDING/CONSTRUCTION -- 1.6%
    455,000   Johns Manville Corporation ........     5,886,562
                                                   ------------
   CHEMICALS -- 4.6%
    150,000   Cabot Corporation .................     3,956,250
    161,000   Great Lakes Chemical Corporation ..     5,987,187
     95,000   Imperial Chemical Industries Plc, ADR   3,200,312
    350,000   Octel Corporation+ ................     4,025,000
                                                   ------------
                                                     17,168,749
                                                   ------------
   CONSUMER PRODUCTS -- 3.3%
    118,000   Fortune Brands, Inc. ..............     3,540,000
    170,000   Hasbro, Inc. ......................     1,806,250
    147,000   Philip Morris Companies, Inc. .....     6,468,000
     79,500   Polaroid Corporation ..............       462,094
                                                   ------------
                                                     12,276,344
                                                   ------------
   FOOD AND BEVERAGES -- 0.5%
     41,000   McCormick & Company, Inc. .........     1,478,562
     12,000   Sara Lee Corporation ..............       294,750
                                                   ------------
                                                      1,773,312
                                                   ------------
   HOTELS/RESORTS -- 0.9%
    145,000   Mandalay Resort Group+ ............     3,180,937
                                                   ------------
   INSURANCE -- 7.5%
     11,500   Aetna, Inc.+ ......................       472,219
      3,000   Berkley (W.R.) Corporation ........       141,562
     79,000   Leucadia National Corporation .....     2,799,562
    150,000   Loews Corporation .................    15,534,375
     36,000   Unitrin, Inc. .....................     1,462,500
     23,600   White Mountains Insurance Group, Inc.   7,528,400
                                                   ------------
                                                     27,938,618
                                                   ------------
   MANUFACTURING -- 0.1%
     15,000   Skyline Corporation ...............       284,062
                                                   ------------
   METALS/MINING -- 3.1%
     56,000   Homestake Mining Company ..........       234,500
    630,000   Newmont Mining Corporation ........    10,749,375
     56,000   Placer Dome, Inc.+ ................       539,000
                                                   ------------
                                                     11,522,875
                                                   ------------
   OIL AND GAS -- 14.0%
    280,500   Amerada Hess Corporation ..........    20,494,031
     60,000   Imperial Oil Ltd.+ ................     1,578,000
    186,000   Mitchell Energy & Development
               Corporation, Class A .............    11,392,500
    104,000   Murphy Oil Corporation ............     6,285,500
    151,000   Texaco, Inc.+ .....................     9,380,875
    119,000   USX-Marathon Group ................     3,302,250
                                                   ------------
                                                     52,433,156
                                                   ------------

                                                      VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   PAPER AND FOREST PRODUCTS -- 1.3%
     33,500   Georgia-Pacific Corporation .......  $  1,002,906
     54,000   Longview Fibre Company ............       729,000
     52,700   Potlatch Corporation ..............     1,768,744
     30,000   Weyerhaeuser Company ..............     1,522,500
                                                   ------------
                                                      5,023,150
                                                   ------------
   PRINTING/PUBLISHING -- 0.7%
     99,000   Donnelley (R.R.) & Sons Company ...     2,673,000
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.0%
    148,000   Rouse Company .....................     3,774,000
                                                   ------------
   RETAIL -- 0.9%
     54,000   J.C. Penney Company, Inc. .........       587,250
     24,000   Nordstrom, Inc. ...................       436,500
    750,200   Petrie Stores Corporation+ ........       703,312
     30,000   Reebok International Ltd.+ ........       820,200
     57,000   Toys "R" Us, Inc.+ ................       951,187
                                                   ------------
                                                      3,498,449
                                                   ------------
   SERVICES -- 0.0%#
      6,000   Galileo International, Inc. .......       120,000
                                                   ------------
   TRANSPORTATION -- 6.2%
    126,000   Canadian Pacific Ltd.+ ............     3,598,875
    137,000   Overseas Shipholding Group, Inc. ..     3,142,438
    479,000   Ryder System, Inc. ................     7,963,375
    182,000   Union Pacific Corporation+ ........     8,554,000
                                                   ------------
                                                     23,258,688
                                                   ------------
UTILITIES -- 7.9%
    165,000   FirstEnergy Corporation ...........     5,207,813
     10,000   Kansas City Power & Light Company .       274,375
  1,008,000   Niagara Mohawk Holdings, Inc.+ ....    16,821,000
    375,000   UniSource Energy Corporation+ .....     7,054,688
                                                   ------------
                                                     29,357,876
                                                   ------------
              Total Common Stocks
               (Cost $181,820,500) ..............   227,051,742
                                                   ------------
PREFERRED STOCKS -- 4.2%
   BROADCAST, RADIO AND TELEVISION -- 0.1%
      8,000   Sinclair Broadcast Group, Inc. ....       226,000
                                                   ------------
   CHEMICALS -- 0.2%
     12,000   Hercules Trust II+ ................       785,256
                                                   ------------
   CONSUMER PRODUCTS -- 0.4%
     52,000   Newell Financial Trust I ..........     1,696,500
                                                   ------------
   FINANCIAL SERVICES -- 0.6%
     74,000   USX Captial Trust I+ ..............     2,247,750
                                                   ------------
   MANUFACTURING -- 0.4%
    100,000   Owens-Illinois, Inc. ..............     1,300,000
     10,000   Sealed Air Corporation, Series A ..       322,500
                                                   ------------
                                                      1,622,500
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.2%
    220,000   Rouse Company, Class B ............     8,057,500
                                                   ------------
   UTILITIES -- 0.3%
      6,600   Cleveland Electric Illumuninating
               Company,  Series L ...............       607,819
      9,017   Entergy Gulf States Utilities, Inc.,
               Series B .........................       444,087
      4,500   Niagara Mohawk Power Corporation,
               Series C .........................       107,438
                                                   ------------
                                                      1,159,344
                                                   ------------
              Total Preferred Stocks
               (Cost $17,955,157) ...............    15,794,850
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CONVERTIBLE BONDS AND NOTES -- 16.5%
   AUTOMOTIVE -- 0.6%
 $  747,000   Exide Cororation,
               2.900% due 12/15/2005**^ .........  $    324,945
  3,480,000   Pep Boys - Manny, Moe & Jack,
               4.930%(a) due 09/20/2011 .........     2,009,700
                                                   ------------
                                                      2,334,645
                                                   ------------
   BUILDING/CONSTRUCTION -- 0.5%
  3,300,000   Lennar Corporation,
               4.480%(a) due 07/29/2018 .........     1,848,000
                                                   ------------
   COMMERCIAL SERVICES -- 0.0%#
    100,000   Ogden Corporation,
               5.750% due 10/20/2002 ............        88,500
                                                   ------------
   FINANCIAL SERVICES -- 0.5%
  2,050,000   Texaco Capital, Inc.,
               3.500% due 08/05/2004 ............     2,003,186
                                                   ------------
   HEALTH CARE -- 1.0%
  3,850,000   Health South Corporation,
               3.250% due 04/01/2003 ............     3,469,813
  1,950,000   PhyCor, Inc.,
               4.500% due 02/15/2003 ............       234,000
                                                   ------------
                                                      3,703,813
                                                   ------------
   HOTELS/RESORTS -- 2.3%
 10,050,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ............     8,555,063
                                                   ------------
   INSURANCE -- 1.5%
  6,465,000   Loews Corporation,
               3.125% due 09/15/2007 ............     5,729,606
                                                   ------------
   METALS/MINING -- 3.4%
    430,000   Battle Mountain Gold Company,
               6.000% due 01/04/2005 ............       356,900
  8,450,000   Inco Ltd.,
               5.750% due 07/01/2004 ............     7,932,438
  5,700,000   Teck Corporation,
               3.750% due 07/15/2006 ............     4,246,500
                                                   ------------
                                                     12,535,838
                                                   ------------
   OIL AND GAS -- 0.3%
  1,400,000   Baker Hughes, Inc.,
               3.488%(a) due 05/05/2008 .........     1,223,250
                                                   ------------
   PHARMACEUTICALS -- 3.5%
 13,180,000   Roche Holdings, Inc.,
               5.943%(a) due 05/06/2012**^ ......     6,688,850
 10,800,000   Roche Holdings, Inc., Series DTC,
               6.199% due 04/20/2010 ............     6,278,040
                                                   ------------
                                                     12,966,890
                                                   ------------
   RETAIL -- 0.1%
    755,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ............       215,175
                                                   ------------
   TELECOMMUNICATIONS -- 0.3%
  1,100,000   BellSouth Telecommunications,
               5.850% due 11/15/2045 ............       858,526
    450,000   Natural Microsystems,
               5.000% due 10/15/2005 ............       198,563
                                                   ------------
                                                      1,057,089
                                                   ------------
   UTILITIES -- 0.5%
  1,950,000   Potomac Electric Power Corporation,
               5.000% due 09/01/2002 ............     1,906,125
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   WASTE MANAGEMENT -- 2.0%
 $7,600,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ............  $  7,353,000
                                                   ------------
              Total Convertible Bonds and Notes
               (Cost $63,660,555) ...............    61,520,180
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
  1,000,000   Federal Home Loan Bank,
               7.190% due 04/27/2001 ............     1,003,167
    500,000   Federal National Mortgage Association,
               6.375% due 01/16/2002 ............       503,271
              Tennessee Valley Authority Power:
 15,145,000    5.880% due 04/01/2036 ............    15,226,813
  1,400,000    5.980% due 04/01/2036 ............     1,413,824
  3,900,000    6.235% due 07/15/2045 ............     3,920,456
                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $21,906,247) ...............    22,067,531
                                                   ------------
U.S. TREASURY NOTES -- 1.0%
    600,000    6.250% due 04/30/2001 ............       601,072
  1,100,000    6.250% due 10/31/2001 ............     1,106,128
  2,205,000    5.875% due 09/30/2002 ............     2,229,555
                                                   ------------
              Total U.S. Treasury Notes
               (Cost $3,925,027) ................     3,936,755
                                                   ------------
TOTAL INVESTMENTS (COST $289,267,486*) .....88.4%   330,371,058
OTHER ASSETS AND LIABILITIES (NET) .........11.6     43,177,182
                                           -----   ------------
NET ASSETS ................................100.0%  $373,548,240
                                           =====   ============

------------------------------
  * Aggregate cost for Federal tax purposes is $289,773,499.
 ** Security from registration under rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
  # Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 53.4%
   AEROSPACE/DEFENSE -- 1.7%
     78,000   The Boeing Company ................  $  5,148,000
    113,900   United Technologies Corporation ...     8,955,387
                                                   ------------
                                                     14,103,387
                                                   ------------
   AUTOMOTIVE -- 0.7%
    203,800   Delphi Automotive Systems Corporation   2,292,750
     84,199   Ford Motor Company ................     1,973,414
    103,600   Visteon Corporation ...............     1,191,400
                                                   ------------
                                                      5,457,564
                                                   ------------
   BANKS -- 3.4%
    130,600   Bank of America Corporation .......     5,991,275
    220,100   HSBC Holdings Plc+ ................     3,238,536
    133,900   J.P. Morgan Chase & Company .......     6,084,081
     69,100   Mellon Financial Corporation ......     3,398,856
    122,100   PNC Financial Services Group ......     8,920,931
     35,800   U.S. Bancorp ......................     1,044,912
                                                   ------------
                                                     28,678,591
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.4%
    134,100   Comcast Corporation, Special Class A+   5,598,675
     63,000   Gannett Company, Inc. .............     3,972,937
     74,000   Infinity Broadcasting Corporation,
                Class A+ ........................     2,067,375
     69,700   The New York Times Company, Class A     2,792,356
     14,200   Time Warner, Inc. .................       741,808
    107,345   Viacom, Inc., Class B+ ............     5,018,379
                                                   ------------
                                                     20,191,530
                                                   ------------
   CHEMICALS -- 2.4%
     18,900   Air Products and Chemicals, Inc. ..       774,900
    220,400   Akzo Nobel N.V.+ ..................    11,835,890
    208,300   Rohm and Haas Company .............     7,563,894
                                                   ------------
                                                     20,174,684
                                                   ------------
   COMPUTER INDUSTRY -- 1.6%
    169,800   Compaq Computer Corporation .......     2,555,490
     42,500   International Business
                Machines Corporation ............     3,612,500
    155,800   Microsoft Corporation+ ............     6,777,300
                                                   ------------
                                                     12,945,290
                                                   ------------
   CONSUMER PRODUCTS -- 0.7%
    161,200   Fortune Brands, Inc. ..............     4,836,000
      8,700   Kimberly-Clark Corporation ........       615,003
                                                   ------------
                                                      5,451,003
                                                   ------------
   FINANCIAL SERVICES -- 2.2%
     30,266   Citigroup, Inc. ...................     1,545,458
    160,400   Freddie Mac .......................    11,047,550
     15,000   The Goldman Sachs Group, Inc. .....     1,604,062
      9,600   Merrill Lynch & Company, Inc. .....       654,600
     47,000   Morgan Stanley Dean Witter & Company    3,724,750
                                                   ------------
                                                     18,576,420
                                                   ------------
   FOOD AND BEVERAGES -- 2.2%
     19,400   Anheuser-Busch Companies, Inc. ....       882,700
     94,112   Archer-Daniels-Midland Company ....     1,411,680
    447,547   Diageo Plc+ .......................     5,014,093
     32,600   General Mills, Inc. ...............     1,452,737
     16,200   McCormick & Company, Inc. .........       584,212
      2,061   Nestle S.A.+ ......................     4,807,516
     40,900   The Quaker Oats Company ...........     3,982,637
                                                   ------------
                                                     18,135,575
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   HEALTH CARE -- 0.6%
      7,600   Baxter International, Inc. ........  $    671,175
      5,900   Community Health Systems+ .........       206,500
     94,100   HCA-The Healthcare Company ........     4,141,341
          1   LifePoint Hospitals, Inc.+ ........            50
                                                   ------------
                                                      5,019,066
                                                   ------------
   HOTELS/RESORTS -- 1.1%
    243,500   Harrah's Entertainment, Inc.+ .....     6,422,312
    105,800   MGM Grand, Inc. ...................     2,982,237
                                                   ------------
                                                      9,404,549
                                                   ------------
   INSURANCE -- 5.0%
     95,900   The Allstate Corporation ..........     4,177,644
     17,800   American General Corporation ......     1,450,700
      5,075   American International Group, Inc.        500,205
     37,800   CIGNA Corporation .................     5,000,940
    123,800   The Hartford Financial Services
                Group, Inc. .....................     8,743,375
     38,050   Jefferson-Pilot Corporation .......     2,844,237
     71,800   Lincoln National Corporation ......     3,397,037
     18,320   MetLife, Inc. .....................       641,200
     79,500   Nationwide Financial Services, Inc.,
                Class A .........................     3,776,250
     44,100   SAFECO Corporation ................     1,449,787
    181,100   The St. Paul Companies, Inc. ......     9,835,994
                                                   ------------
                                                     41,817,369
                                                   ------------
   MANUFACTURING -- 2.6%
    150,400   Alcoa, Inc. .......................     5,038,400
    182,000   Deere & Company ...................     8,337,875
     17,100   Honeywell International, Inc. .....       809,044
    114,400   Ingersoll-Rand Company ............     4,790,500
    421,300   Owens-Illinois, Inc.+ .............     2,396,144
                                                   ------------
                                                     21,371,963
                                                   ------------
   METALS/MINING -- 0.8%
    111,300   Phelps Dodge Corporation ..........     6,211,931
                                                   ------------
   OIL AND GAS -- 9.7%
     55,800   Apache Corporation ................     3,909,487
     64,342   BP Amoco Plc, ADR .................     3,080,373
     83,700   The Coastal Corporation ...........     7,391,756
     50,000   Conoco Inc., Class A ..............     1,431,250
     81,700   Cooper Cameron Corporation+ .......     5,397,306
    129,700   Devon Energy Corporation ..........     7,907,809
     97,057   Exxon Mobil Corporation ...........     8,437,893
     55,300   Halliburton Company ...............     2,004,625
     33,300   Kerr-McGee Corporation ............     2,229,019
    108,900   National Fuel Gas Company .........     6,853,894
    141,500   Noble Drilling Corporation+ .......     6,146,406
    284,800   Occidental Petroleum Corporation ..     6,906,400
    168,500   Royal Dutch Petroleum Company, ....
                NY Shares .......................    10,204,781
     52,500   Schlumberger Ltd.+ ................     4,196,719
     60,700   Transocean Sedco Forex, Inc. ......     2,792,200
     47,000   Williams Companies, Inc. ..........     1,877,062
                                                   ------------
                                                     80,766,980
                                                   ------------
   PHARMACEUTICALS -- 2.5%
     59,000   Abbott Laboratories ...............     2,857,812
     92,300   American Home Products Corporation      5,865,665
     24,700   Bristol-Myers Squibb Company ......     1,826,256
      2,940   Novartis AG+ ......................     5,197,840
     84,900   Pharmacia Corporation .............     5,178,900
                                                   ------------
                                                     20,926,473
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     48,300   Equity Residential Properties Trust     2,671,594
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RETAIL -- 3.1%
     40,300   Costco Wholesale Corporation+ .....  $  1,609,481
    108,800   The Gap, Inc. .....................     2,774,400
     39,800   The Home Depot, Inc. ..............     1,818,362
    309,800   The Kroger Company+ ...............     8,383,963
    125,800   Office Depot, Inc.+ ...............       896,325
    111,900   Safeway, Inc.+ ....................     6,993,750
     66,500   Wal-Mart Stores, Inc. .............     3,532,813
                                                   ------------
                                                     26,009,094
                                                   ------------
   SEMICONDUCTORS -- 0.4%
     37,200   Intel Corporation .................     1,125,300
     48,000   Texas Instruments, Inc.+ ..........     2,274,000
                                                   ------------
                                                      3,399,300
                                                   ------------
   SERVICES -- 0.8%
    188,200   W.W. Grainger, Inc. ...............     6,869,300
                                                   ------------
   TELECOMMUNICATIONS -- 5.0%
    129,100   ALLTEL Corporation ................     8,060,681
     40,050   AT&T Corporation ..................       693,366
     42,700   CenturyTel, Inc. ..................     1,526,525
     36,000   Cox Communications, Inc.+ .........     1,795,500
     21,900   Lucent Technologies, Inc. .........       295,650
     93,400   Motorola, Inc. ....................     1,891,350
     42,900   Nortel Networks Corporation+ ......     1,382,023
    157,066   SBC Communications, Inc. ..........     7,499,902
    111,800   Sprint Corporation ................     2,270,938
     55,700   Telephone and Data Systems, Inc. ..     5,013,000
    225,404   Verizon Communications, Inc. ......    11,298,376
                                                   ------------
                                                     41,727,311
                                                   ------------
   TRANSPORTATION -- 0.6%
    161,900   Burlington Northern Santa Fe
                Corporation .....................     4,583,794
      3,720   United Parcel Service, Inc., Class B      218,783
                                                   ------------
                                                      4,802,577
                                                   ------------
   UTILITIES -- 3.6%
     14,500   CMS Energy Corporation ............       459,469
     93,000   Dominion Resources, Inc. ..........     6,231,000
     32,900   Duke Energy Corporation ...........     2,804,725
     36,700   Exelon Corporation ................     2,576,707
    344,861   NiSource, Inc. ....................    10,604,465
     57,800   Pinnacle West Capital Corporation .     2,752,725
     58,100   Progress Energy, Inc. .............     2,857,794
     47,300   WGL Holdings, Inc. ................     1,439,694
                                                   ------------
                                                     29,726,579
                                                   ------------
              Total Common Stocks
               (Cost $388,246,957) ..............   444,438,130
                                                   ------------
PREFERRED STOCKS -- 0.5%
   MANUFACTURING -- 0.1%
     68,600   Owens-Illinois, Inc. ..............       891,800
                                                   ------------
   RETAIL -- 0.1%
      6,600   CVS Corporation ...................       658,763
                                                   ------------
   UTILITIES -- 0.3%
     24,000   NiSource, Inc. ....................     1,300,500
     19,400   TXU Corporation ...................       978,488
                                                   ------------
                                                      2,278,988
                                                   ------------
              Total Preferred Stocks
               (Cost $4,883,799) ................     3,829,551
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                        ----------
CORPORATE BONDS -- 15.3%
   AIRLINES -- 0.5%
   $476,598   American Airlines, Inc.,
               6.855% due 10/15/2010 ............  $    484,679
              Continental Airlines, Inc.:
     86,532    9.500% due 10/15/2013 ............        93,567
    663,094    6.648% due 09/15/2017 ............       650,618
  1,049,613    7.256% due 03/15/2020 ............     1,065,394
  1,452,687   Northwest Airlines, Inc.,
               6.810% due 02/01/2020 ............     1,416,014
                                                   ------------
                                                      3,710,272
                                                   ------------
   AUTOMOTIVE -- 0.7%
  5,464,000   DaimlerChrysler NA Holding Corporation,
               6.630% due 09/21/2001 ............     5,476,748
    335,000   General Motors Corporation,
               9.400% due 07/15/2021 ............       391,202
                                                   ------------
                                                      5,867,950
                                                   ------------
   BANKS -- 0.2%
    347,000   State Street Corporation,
               7.650% due 06/15/2010 ............       370,277
  1,318,000   J.P. Morgan Chase & Company,
               6.750% due 12/01/2004 ............     1,335,085
                                                   ------------
                                                      1,705,362
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 0.7%
  1,000,000   Adelphia Communications Corporation,
               7.730%(a) due 01/15/2008 .........       390,000
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 ............       257,500
    294,000   AT&T Corporation-Liberty Media Group,
               8.250% due 02/01/2030 ............       268,920
              Belo (A.H.) Corporation:
    944,000    7.750% due 06/01/2027 ............       845,617
    292,000    7.250% due 09/15/2027 ............       246,494
              CSC Holdings, Inc.:
    940,000    8.125% due 07/15/2009** ..........       959,133
     95,000    8.125% due 08/15/2009** ..........        96,955
    300,000   FrontierVision L.P.,
               11.000% due 10/15/2006 ...........       276,000
    679,000   Hearst-Argyle Television, Inc.,
               7.500% due 11/15/2027 ............       596,507
              News America, Inc.:
    907,000    6.625% due 01/09/2008 ............       847,625
    588,000    7.300% due 04/30/2028 ............       487,591
    357,000    6.703% due 05/21/2034 ............       354,178
    526,000   Time Warner, Inc.,
               6.875% due 06/15/2018 ............       496,999
                                                   ------------
                                                      6,123,519
                                                   ------------
   CONSTRUCTION/BUILDING MATERIALS -- 0.0%#
    300,000   Nortek, Inc.,
               9.250% due 03/15/2007 ............       275,250
                                                   ------------
   FINANCIAL SERVICES -- 5.2%
              AIG SunAmerica Global Financial II,
  1,641,000    7.400% due 05/05/2003** ..........     1,689,086
  1,243,000    7.600% due 06/15/2005** ..........     1,317,461
    793,000   AIG SunAmerica Institutional Funding,
               5.750% due 02/16/2009 ............       752,002
  1,537,000   Associates Corporation of North America,
               5.500% due 02/15/2004 ............     1,502,439
    322,000   AT&T Capital Corporation,
               6.250% due 05/15/2001 ............       321,888
     65,000   Beaver Valley Funding Corporation,
               9.000% due 06/01/2017 ............        70,200



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                        ----------
CORPORATE BONDS -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
   $954,000   Boeing Capital Corporation,
               7.375% due 09/27/2010 ............  $  1,024,137
    100,000   Capital One Financial Corporation,
               7.250% due 12/01/2003 ............        96,399
  3,135,000   Citigroup, Inc.,
               7.250% due 10/01/2010 ............     3,235,840
    100,000   Colonial Capital II,
               8.920% due 01/15/2027 ............        86,993
    510,000   Countrywide Home Loans, Inc.,
               6.250% due 04/15/2009 ............       476,517
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011 ............     1,200,424
    785,000   FleetBoston Financial Corporation,
               7.250% due 09/15/2005 ............       813,569
              Ford Motor Credit Company:
  3,606,000    7.600% due 08/01/2005 ............     3,706,167
  1,119,000    7.375% due 10/28/2009 ............     1,120,768
  1,774,000    7.875% due 06/15/2010 ............     1,831,141
              General Electric Capital Corporation:
  1,320,000    7.500% due 05/15/2005 ............     1,395,256
    665,000    8.700% due 03/01/2007 ............       749,913
    457,000    8.850% due 03/01/2007 ............       518,837
    336,000    8.750% due 05/21/2007 ............       378,861
    592,000    8.500% due 07/24/2008 ............       667,616
  1,026,000    7.375% due 01/19/2010 ............     1,106,685
              General Motors Acceptance Corporation:
  2,500,000    6.750% due 12/10/2002 ............     2,518,228
    732,000    5.950% due 03/14/2003 ............       721,137
  2,408,000    7.500% due 07/15/2005 ............     2,467,815
  3,000,000   Goldman Sachs Group L.P.,
               5.900% due 01/15/2003** ..........     2,976,105
  1,211,000   GS Escrow Corporation,
               6.750% due 08/01/2001** ..........     1,202,369
    627,000   John Deere Capital Corporation,
               7.000% due 10/15/2002 ............       635,662
  2,285,000   Lehman Brothers Holdings,
               7.750% due 01/15/2005 ............     2,362,939
              Midamerican Funding LLC,
    220,000    5.850% due 03/01/2001** ..........       219,617
    687,000    6.927% due 03/01/2029** ..........       621,843
     57,594   Midland Funding Corporation,
               10.330%  due  07/23/2002 .........        59,014
              Morgan Stanley Dean Witter & Company:
  1,121,000    7.125% due 01/15/2003 ............     1,140,835
    816,000    7.750% due 06/15/2005 ............       858,254
  3,010,000   Nisource Finance Corporation,
               7.875% due 11/15/2010**^ .........     3,167,525
    401,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** ..........       384,980
                                                   ------------
                                                     43,398,522
                                                   ------------
   HEALTH CARE -- 0.2%
  1,074,000   HCA - The Healthcare Company,
               8.750% due 09/01/2010 ............     1,135,961
    400,000   Tenet Healthcare Corporation,
               8.000% due 01/15/2005 ............       407,000
                                                   ------------
                                                      1,542,961
                                                   ------------
   HOTELS/RESORTS -- 0.3%
  2,587,000   MGM Mirage, Inc.
               8.500% due 09/15/2010 ............     2,666,907
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                        ----------
   INSURANCE -- 0.4%
 $1,822,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ............  $  1,773,094
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** ..........       250,240
  1,810,000   Loews Corporation,
               3.125% due 09/15/2007 ............     1,604,113
                                                   ------------
                                                      3,627,447
                                                   ------------
   LEISURE ENTERTAINMENT -- 1.0%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** ..........     6,265,723
  1,554,000    10.150% due 05/01/2012 ...........     1,921,114
                                                   ------------
                                                      8,186,837
                                                   ------------
   OIL AND GAS -- 0.8%
  1,258,000   The Coastal Corporation,
               6.200% due 05/15/2004 ............     1,243,982
  1,481,000   El Paso Energy Corporation,
               7.625% due 07/15/2011 ............     1,537,278
    547,000   Enron Corporation,
               7.875% due 06/15/2003 ............       565,254
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ............       939,435
    762,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 ............       824,975
    650,000   Tennessee Gas Pipeline Company,
               7.625% due 04/01/2037 ............       639,755
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ............        96,264
    205,000   Ultramar Diamond Shamrock Corporation,
               7.200% due 10/15/2017 ............       193,889
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006** ..........       386,939
                                                   ------------
                                                      6,427,771
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.3%
              Georgia Pacific Corporation:
  1,250,000    7.700% due 06/15/2015 ............     1,070,870
     10,000    9.875% due 11/01/2021 ............         9,508
  1,000,000    9.500% due 05/15/2022 ............       850,920
    250,000   U.S. Timberlands Klamath Falls, LLC,
               9.625% due 11/15/2007 ............       201,250
                                                   ------------
                                                      2,132,548
                                                   ------------
   REAL ESTATE -- 0.2%
              Equity Office Properities LP:
  1,444,000    7.750% due 11/15/2007 ............     1,475,771
    432,000    8.100% due 08/01/2010 ............       454,882
                                                   ------------
                                                      1,930,653
                                                   ------------
   RETAIL -- 0.2%
  1,535,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 ............     1,580,384
                                                   ------------
   TELECOMMUNICATIONS -- 1.9%
              American Tower Corporation:
    700,000    5.000% due 02/15/2010 ............       639,625
  1,110,000    5.000% due 02/15/2010**^ .........     1,014,263
  1,728,000   AT&T Corporation,
               9.650% due 03/31/2027 ............     1,921,621
  2,083,000   Cox Communications, Inc.
               7.750% due 11/01/2010 ............     2,166,909



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
  -----------                                        --------
CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
              Koninklijke KPN NV:
 $  285,000    8.000% due 10/01/2010**^ .........  $    267,035
    342,000    8.375% due 10/01/2030**^ .........       298,788
    200,000   MCI WorldCom, Inc.,
               8.875% due 01/15/2006 ............       203,913
  2,808,000   Qwest Capital Funding, Inc.,
               7.750% due 08/15/2006** ..........     2,873,935
  1,180,000   Qwest Corporation,
               7.625% due 06/09/2003** ..........     1,200,586
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 ............     1,737,171
  2,018,000    5.875% due 05/01/2004 ............     1,934,053
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ............       478,528
  1,029,000   Telefonica Europe B.V.,
               7.350% due 09/15/2005 ............     1,038,583
                                                   ------------
                                                     15,775,010
                                                   ------------
   TRANSPORTATION -- 0.2%
              Union Pacific Corporation:
    738,000    5.780% due 10/15/2001 ............       730,789
    721,000    6.340% due 11/25/2003 ............       715,094
                                                   ------------
                                                      1,445,883
                                                   ------------
   UTILITIES -- 2.5%
  1,998,696   AEP Generating Corporation,
               9.810% due 12/07/2021 ............     2,335,582
              Cleveland Electric Illuminating Company:
    201,000    7.880% due 11/01/2017 ............       202,704
    362,000    9.000% due 07/01/2023 ............       383,389
    621,000   CMS Energy Corporation,
               8.000% due 01/01/2001 ............       619,123
    768,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ............       806,028
              The Connecticut Light and Power Company:
    147,000    7.875% due 06/01/2001 ............       147,520
  1,000,000    8.590% due 06/05/2003** ..........     1,005,005
    415,000    7.875% due 10/01/2024 ............       418,925
    792,000   Dominion Resources, Inc.,
               8.125% due 06/15/2010 ............       856,903
    760,000   Empresa Electrica Guacolda S.A.,
               7.600% due 04/30/2001** ..........       759,948
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ............       449,853
    228,000   Gulf States Utilites Company,
               8.250% due 04/01/2004 ............       239,624
     15,000   MidAmerican Energy Holdings,
               7.230% due 09/15/2005 ............        15,292
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 ............       830,520
  2,005,000    7.750% due 05/15/2006 ............     2,092,284
    360,000    8.770% due 01/01/2018 ............       389,775
     73,000   North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ............        74,369
    529,884   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ............       534,894
    505,000   NRG Energy Inc.,
               8.700% due 03/15/2020** ..........       522,596
    681,318   NRG South Central, LLC,
               8.962% due 03/15/2016**^ .........       724,702
    632,000   NSTAR,
               8.000% due 02/15/2010 ............       659,737
    250,000   PNPP II Funding Corporation,
               9.120% due 05/30/2016 ............       275,902

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
  -----------                                        --------
   UTILITIES -- (CONTINUED)
 $  800,000   Salton Sea Funding Corporation,
               7.840% due 05/30/2010 ............  $    825,535
    217,420   System Energy Resources,
               7.430% due 01/15/2011 ............       219,549
    514,000   Texas Utilities Company,
               5.940% due 10/15/2011 ............       511,606
    793,000   Toledo Edison Company,
               7.875% due 08/01/2004 ............       823,149
    371,000   TXU Eastern Funding Company,
               6.150% due 05/15/2002** ..........       367,770
    352,000   UtiliCorp United, Inc.,
               7.000% due 07/15/2004 ............       348,890
  1,133,691   Waterford 3 Funding,
               8.090% due 01/02/2017 ............     1,115,362
  2,141,000   Wisconsin Electric Power,
               6.625% due 12/01/2002 ............     2,162,658
                                                   ------------
                                                     20,719,194
                                                   ------------
              Total Corporate Bonds
               (Cost $127,032,989) ..............   127,116,470
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
    825,000   American Express Credit Account Master Trust,
               5.600% due 11/15/2006 ............       820,285
  1,219,491   Bear Stearns COMMERCIAL Mortgage Securities,
               6.800% due 09/15/2008 ............     1,248,558
    304,434   Beneficial Mortgage Corporation,
               6.740% due 09/28/2037 ............       303,314
     92,493   BlackRock Capital Finance, LP,
               7.750% due 09/25/2026 ............        50,871
              Chase Commercial Mortgage
               Securities Corporation:
    874,000    6.390% due 11/18/2008 ............       877,843
    388,047    7.543% due 09/15/2009 ............       409,226
              COMM 2000:
  1,237,000    6.846%+++ due 01/15/2001** .......     1,237,065
    641,221    6.923%+++ due 01/16/2001** .......       644,228
  1,100,000   COMMERCIAL Mortgage Acceptance Corporation,
               5.440% due 05/15/2013** ..........       743,516
  2,058,000   Countrywide Alternative Loan Trust,
               8.000% due 07/25/2030 ............     2,119,886
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008 ............       436,177
  1,957,304   GS Mortgage Securities Corporation,
               6.060% due 10/18/2030 ............     1,951,738
    121,644   Illinois Power Special Purpose Trust,
               5.260% due 06/25/2003 ............       121,081
              Jet Equipment Trust:
     48,588    9.410% due 06/15/2010** ..........        53,387
     43,261    8.640% due 11/01/2012** ..........        45,649
     10,000    10.690% due 11/01/2013** .........        12,048
    426,000   J.P. Morgan COMMERCIAL Mortgage
               Finance Corporation,
               6.613% due 01/15/2030 ............       431,405
              Residential Accredit Loans, Inc.:
  1,000,000    7.000% due 03/25/2028 ............       991,161
  1,625,000    6.750% due 10/25/2028 ............     1,600,877
    376,000   Residential Funding Mortgage Securities,
               7.660% due 09/25/2012 ............       386,496
    277,994   Starwood Asset Receivables Trust,
               6.922% due 08/25/2003** ..........       278,058
    800,000   Summit Acceptance Auto Receivables Trust,
               7.510% due 02/15/2007 ............       824,400
                                                    ------------
              Total Collateralized Mortgage Obligations
               (Cost $15,201,178) ...............    15,587,269
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
YANKEE BONDS - U.S. DOLLAR DENOMINATED -- 0.4%
              Alberta Energy Company Ltd.:
$   782,000    7.650% due 09/15/2010 ............  $    823,925
    572,000    8.125% due 09/15/2030 ............       609,004
    231,000   AT&T Canada, Inc.,
               9.950% due 06/15/2008 ............       187,523
  1,050,000   BCH Cayman Islands Ltd.,
               7.700% due 07/15/2006 ............     1,077,932
  1,139,000   Gulf Canada Resources Ltd.,
               8.350% due 08/01/2006 ............     1,161,780
                                                   ------------
              Total Yankee Bonds -
               U.S. Dollar Denominated
               (Cost $3,739,117) ................     3,860,164
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 5.2%
  1,550,000    6.625% due 01/15/2002 ............     1,563,939
  1,406,000    6.000% due 12/15/2005 ............     1,422,094
  1,445,000    6.625% due 09/15/2009 ............     1,504,595
 15,641,000    7.250% due 01/15/2010 ............    17,006,616
              Pool #410201
  1,270,000    5.722% due 02/01/2009 ............     1,235,401
  1,554,077   Pool #535461
               7.000% due 07/01/2015 ............     1,571,075
    384,705   Pool #508538
               7.000% due 08/01/2029 ............       385,307
  3,580,624   Pool #512056
               7.000% due 11/01/2029 ............     3,586,219
  3,216,262   Pool #535041
               7.000% due 12/01/2029 ............     3,221,288
  3,479,013   Pool #535143
               7.500% due 02/01/2030 ............     3,529,024
  2,863,607   Pool #535532
               7.000% due 09/01/2030 ............     2,868,081
  5,440,277   Pool #551409
               7.500% due 09/01/2030 ............     5,518,481
                                                   ------------
                                                     43,412,120
                                                   ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.9%
    118,926    8.000% due 06/20/2025 ............       122,300
  5,048,505   Pool #323416
               8.000% due 05/15/2022 ............     5,176,295
    514,272   Pool #780598
               7.500% due 12/15/2023 ............       523,433
    100,386   Pool #353404
               7.500% due 09/15/2025 ............       102,112
    466,256   Pool #414736
               7.500% due 11/01/2025 ............       474,270
     63,875   Pool #417340
               7.500% due 04/15/2026 ............        64,973
    124,497   Pool #423906
               7.500% due 07/15/2026 ............       126,756
     16,226   Pool #432725
               8.000% due 07/15/2026 ............        16,636
    243,842   Pool #436405
               8.000% due 07/15/2026 ............       250,014
     11,223   Pool #436440
               7.500% due 08/15/2026 ............        11,416
    187,749   Pool #433213
               7.500% due 09/15/2026 ............       190,975
    283,394   Pool #409052
               7.500% due 10/15/2026 ............       288,265

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- (CONTINUED)
 $1,118,786   Pool #431365
               7.500%due 10/15/2026 .............   $ 1,138,015
    213,681   Pool #433128
               7.500% due 10/15/2026 ............       217,354
     18,750   Pool #442177
               8.000% due 12/15/2026 ............        19,224
    476,704   Pool #780498
               7.500% due 01/15/2027 ............       485,196
    432,566   Pool #439051
               7.500% due 02/15/2027 ............       440,001
    176,771   Pool #780546
               7.500% due 04/15/2027 ............       179,919
     22,146   Pool #432446
               7.500% due 04/15/2027 ............        22,526
    113,447   Pool #418877
               7.500% due 05/15/2027 ............       115,397
     66,333   Pool #439558
               7.500% due 05/15/2027 ............        67,473
    631,024   Pool #426435
               7.500% due 05/15/2027 ............       641,869
    338,059   Pool #411815
               8.000% due 07/15/2027 ............       346,616
    341,281   Pool #448957
               7.500% due 09/15/2027 ............       347,146
    116,223   Pool #455301
               7.500% due 09/15/2027 ............       118,303
    266,832   Pool #427811
               7.500% due 11/15/2027 ............       271,418
    400,923   Pool #410449
               7.500% due 02/15/2028 ............       407,814
     70,741   Pool #458872
               7.000% due 03/15/2028 ............        71,095
     46,831   Pool #460810
               7.000% due 04/15/2028 ............        47,065
  1,235,238   Pool #467737
               7.000% due 04/15/2028 ............     1,241,414
    231,472   Pool #480413
               7.000% due 07/15/2028 ............       232,629
    599,300   Pool #480776
               7.000% due 07/15/2028 ............       602,296
    653,971   Pool #450368
               7.000% due 08/15/2028 ............       657,241
    335,021   Pool #468129
               7.000% due 08/15/2028 ............       336,696
  1,478,245   Pool #486467
               7.000% due 08/15/2028 ............     1,485,637
    943,965   Pool #186997
               8.000% due 11/15/2029 ............       967,859
  1,945,931   Pool #507241
               8.000% due 12/15/2029 ............     1,995,187
  1,450,651   Pool #517447
               8.000% due 12/15/2029 ............     1,487,370
  1,641,220   Pool #521648
               8.000% due 12/15/2029 ............     1,682,764
    892,795   Pool #525494
               8.000% due 12/15/2029 ............       915,394
  2,050,203   Pool #486237
               8.000% due 12/15/2029 ............     2,102,099
  1,263,031   Pool #486238
               8.000% due 12/15/2029 ............     1,295,623
    896,095   Pool #500212
               8.000% due 02/15/2030 ............       918,777
  1,370,232   Pool #477949
               8.000% due 08/15/2030 ............     1,404,916



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 $9,980,837   Pool #479602
               8.000% due 09/15/2030 ............  $ 10,233,477
    973,163   Pool #530119
               8.000% due 09/15/2030 ............       997,796
                                                   ------------
                                                     40,841,051
                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $82,215,996) ...............    84,253,171
                                                   ------------
FOREIGN GOVERNMENT NOTE -- 0.1%
   (Cost $1,178,907)
   MEXICO -- 0.1%
  1,106,000   Mexican United States,
               9.875% due 02/01/2010 ............     1,189,503
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 8.0%
   U.S. TREASURY BONDS -- 3.9%
  9,631,000    9.875% due 11/15/2015 ............    13,875,372
  8,184,000    6.125% due 08/15/2029 ............     8,915,453
  8,739,000    6.250% due 05/15/2030 ............     9,759,007
                                                   ------------
                                                     32,549,832
                                                   ------------
   U.S. TREASURY NOTES -- 4.1%
  6,594,000    6.500% due 08/31/2001 ............     6,630,953
  3,000,000    6.375% due 09/30/2001 ............     3,016,482
    930,000    6.375% due 06/30/2002 ............       944,273
  6,389,000    6.750% due 05/15/2005 ............     6,802,477
  2,341,000    5.750% due 11/15/2005 ............     2,417,907
  3,830,000    4.250% due 01/15/2010 ............     3,981,408
  2,480,000    6.500% due 02/15/2010 ............     2,715,017
  7,118,000    5.750% due 08/15/2010 ............     7,462,226
                                                   ------------
                                                     33,970,743
                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $64,255,837) ...............    66,520,575
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.8%
              Federal Home Loan Bank:
$20,688,000    5.500% due 01/02/2001 ............  $ 20,678,518
 25,000,000    6.220% due 01/24/2001 ............    24,892,014
 36,256,000   Federal Home Loan Mortgage Corporation,
               5.700% due 01/02/2001 ............    36,238,778
                                                   ------------
              Total U.S. Government Agency
               Discount Notes
               (Cost $81,809,310) ...............    81,809,310
                                                   ------------
TOTAL INVESTMENTS (COST $768,564,090*) .....99.5%   828,604,143
OTHER ASSETS AND LIABILITIES (NET) ......... 0.5      3,922,899
                                           -----   ------------
NET ASSETS ................................100.0%  $832,527,042
                                           =====   ============
------------------------------
   * Aggregate cost for Federal tax purposes is $770,206,186.
  ** Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^  Illiquid security
  +  Non-income producing securities.
 +++ Floating rate security.  Rate shown is in effect at 12/31/2000.
 (a) The rate shown is the effective yield at date of purchase.
  #  Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
COMMON STOCKS -- 53.5%
   AEROSPACE/DEFENSE -- 1.3%
        200   Alliant Techsystems, Inc.+ ........    $   13,350
        300   The B.F. Goodrich Company .........        10,912
        200   The Boeing Company ................        13,200
        500   General Dynamics Corporation ......        39,000
        100   Northrop Grumman Corporation ......         8,300
        300   United Technologies Corporation ...        23,587
                                                     ----------
                                                        108,349
                                                     ----------
   APPAREL AND TEXTILES -- 0.1%
        200   Coach, Inc.+ ......................         5,750
                                                     ----------
   AUTOMOTIVE -- 0.4%
        200   Lear Corporation+ .................         4,962
        100   Lithia Motors, Inc., Class A+ .....         1,244
        310   Navistar International Corporation+         8,118
        200   Oshkosh Truck Corporation .........         8,800
        400   Sonic Automotive, Inc.+ ...........         2,750
        200   TRW, Inc. .........................         7,750
                                                     ----------
                                                         33,624
                                                     ----------
   BANKS -- 2.4%
        200   Astoria Financial Corporation .....        10,862
        400   Bank of America Corporation .......        18,350
        500   The Bank of New York Company, Inc.         27,594
        400   Banknorth Group, Inc. .............         7,975
        200   Firstar Corporation ...............         4,650
        100   Mellon Financial Corporation ......         4,919
        300   PNC Financial Services Group ......        21,919
        300   Seacoast Financial Services Corporation     3,600
        400   Summit Bancorp ....................        15,275
        400   TCF Financial Corporation .........        17,825
        800   Washington Federal, Inc. ..........        22,750
        800   Wells Fargo & Company .............        44,550
                                                     ----------
                                                        200,269
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 1.0%
        300   AT&T Corporation - Liberty Media
               Group, Class A+ ..................         4,069
        200   Clear Channel Communications, Inc.+         9,687
        200   The E.W. Scripps Company, Class A .        12,575
        800   Fox Entertainment Group, Inc., Class A+    14,300
        100   Gemstar-TV Guide International, Inc.+       4,637
        200   Infinity Broadcasting Corporation, Class A+ 5,587
        700   Viacom, Inc., Class B+ ............        32,725
                                                     ----------
                                                         83,580
                                                     ----------
   BUILDING/CONSTRUCTION -- 0.6%
        200   Insituform Technologies, Inc., Class A+     7,975
        300   Kaufman & Broad Home Corporation ..        10,106
        200   Lafarge Corporation ...............         4,725
        200   Lennar Corporation ................         7,250
        900   Masco Corporation .................        23,119
                                                     ----------
                                                         53,175
                                                     ----------
   CHEMICALS -- 0.7%
        300   Arch Chemicals, Inc. ..............         5,325
        200   du Pont (E.I.) de Nemours & Company         9,662
        200   Lyondell Chemical Company .........         3,062
      1,000   Millennium Chemicals, Inc. ........        18,125
        300   Praxair, Inc. .....................        13,312
        300   Solutia, Inc. .....................         3,600
        300   Spartech Corporation ..............         6,169
                                                     ----------
                                                         59,255
                                                     ----------

                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
   COMPUTER INDUSTRY -- 7.1%
        200   Adobe Systems, Inc. ...............    $   11,637
        100   Affiliated Computer Services, Inc.,
                Class A+ ........................         6,069
        500   America Online, Inc.+ .............        17,400
        300   BMC Software, Inc.+ ...............         4,200
        100   BroadVision, Inc.+ ................         1,181
        200   Cadence Design Systems, Inc.+ .....         5,500
      2,300   Cisco Systems, Inc.+ ..............        87,975
        300   Compaq Computer Corporation .......         4,515
        400   Computer Associates International, Inc.     7,800
      1,000   Dell Computer Corporation+ ........        17,437
        100   Electronic Data Systems Corporation         5,775
        800   EMC Corporation+ ..................        53,200
        100   Emulex Corporation+ ...............         7,994
        200   Exodus Communications, Inc.+ ......         4,000
        200   Gateway, Inc.+ ....................         3,598
        400   Hewlett-Packard Company+ ..........        12,625
        300   International Business Machines
                Corporation .....................        25,500
        300   J. D. Edwards & Company+ ..........         5,344
        200   Juniper Networks, Inc.+ ...........        25,212
        200   Jupiter Media Metrix, Inc.+ .......         1,862
        100   Macromedia, Inc.+ .................         6,075
        200   Micromuse, Inc.+ ..................        12,072
      1,600   Microsoft Corporation+ ............        69,600
        200   Network Appliance, Inc.+ ..........        12,847
        100   NVIDIA Corporation+ ...............         3,277
        261   Openwave Systems, Inc.+ ...........        12,512
      1,800   Oracle Corporation+ ...............        52,312
        200   PeopleSoft, Inc.+ .................         7,437
        100   Rational Software Corporation+ ....         3,894
        200   Redback Networks, Inc.+ ...........         8,200
        200   Siebel Systems, Inc.+ .............        13,550
        100   SpeechWorks International, Inc.+ ..         4,906
      1,000   Sun Microsystems, Inc.+ ...........        27,875
        200   Sybase, Inc.+ .....................         3,962
        200   Synopsys, Inc.+ ...................         9,487
        100   VeriSign, Inc.+ ...................         7,419
        244   VERITAS Software Corporation+ .....        21,350
        200   Vignette Corporation+ .............         3,600
        100   webMethods, Inc.+ .................         8,894
        100   Yahoo!, Inc.+ .....................         3,017
                                                     ----------
                                                        601,110
                                                     ----------
   CONSUMER PRODUCTS -- 2.4%
        200   Avery Dennison Corporation ........        10,975
        200   Avon Products, Inc. ...............         9,575
        100   Colgate-Palmolive Company .........         6,455
        200   The Estee Lauder Companies, Inc., Class A   8,762
        500   Kimberly-Clark Corporation ........        35,345
        100   Lexmark International, Inc.+ ......         4,431
      1,100   Philip Morris Companies, Inc. .....        48,400
        900   The Procter & Gamble Company ......        70,594
        200   Snap-On, Inc. .....................         5,575
                                                     ----------
                                                        200,112
                                                     ----------
   ELECTRONICS -- 1.1%
        100   Affymetrix, Inc.+ .................         7,444
        200   Agilent Technologies, Inc.+ .......        10,950
        300   Emerson Electric Company ..........        23,644
        100   Jabil Circuit, Inc.+ ..............         2,537
        100   Millipore Corporation .............         6,300
        300   Parker-Hannifin Corporation .......        13,237
        600   Thermo Electron Corporation+ ......        17,850
        200   Waters Corporation+ ...............        16,700
                                                     ----------
                                                         98,662
                                                     ----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 4.0%
        200   American Express Company ..........    $   10,987
        100   The Bear Stearns Companies, Inc. ..         5,069
        100   The BISYS Group, Inc.+ ............         5,212
        300   The Charles Schwab Corporation ....         8,512
      1,446   Citigroup, Inc. ...................        73,836
      1,000   Fannie Mae ........................        86,750
        300   Federated Investors, Inc., Class B          8,737
        200   First Data Corporation ............        10,537
        900   Freddie Mac .......................        61,987
        200   Household International, Inc. .....        11,000
        200   IndyMac Bancorp, Inc.+ ............         5,900
        100   Lehman Brothers Holdings, Inc. ....         6,762
        100   MBIA, Inc. ........................         7,412
        300   Morgan Stanley Dean Witter & Company       23,775
        100   Stilwell Financial, Inc. ..........         3,944
        300   Waddell & Reed Financial, Inc., Class A    11,287
                                                     ----------
                                                        341,707
                                                     ----------
   FOOD AND BEVERAGES -- 1.6%
        500   Anheuser-Busch Companies, Inc. ....        22,750
        800   The Coca-Cola Company .............        48,750
        100   Hain Celestial Group, Inc.+ .......         3,250
        300   Keebler Foods Company .............        12,431
        400   PepsiCo, Inc. .....................        19,825
        200   The Quaker Oats Company ...........        19,475
        100   Wrigley (W.M.) Jr. Company ........         9,581
                                                     ----------
                                                        136,062
                                                     ----------
   HEALTH CARE -- 1.0%
        200   Biomet, Inc. ......................         7,937
        100   Guidant Corporation+ ..............         5,394
        200   HCA-The Healthcare Company ........         8,802
        200   Johnson & Johnson .................        21,012
        500   Medtronic, Inc. ...................        30,187
        100   Novoste Corporation+ ..............         2,750
        100   Wellpoint Health Networks, Inc.+ ..        11,525
                                                     ----------
                                                         87,607
                                                     ----------
   INSURANCE -- 2.5%
        200   AFLAC, Inc. .......................        14,437
        200   Allmerica Financial Corporation ...        14,500
        300   The Allstate Corporation ..........        13,069
        541   American International Group, Inc.         53,322
        600   CIGNA Corporation .................        79,380
        200   The Hartford Financial Services
                Group, Inc. .....................        14,125
        100   Marsh & McLennan Companies, Inc. ..        11,700
        200   The PMI Group, Inc. ...............        13,537
        100   UnumProvident Corporation .........         2,687
                                                     ----------
                                                        216,757
                                                     ----------
   LEISURE AND ENTERTAINMENT -- 0.6%
        200   Carnival Corporation ..............         6,162
      1,500   The Walt Disney Company ...........        43,406
                                                     ----------
                                                         49,568
                                                     ----------
   MANUFACTURING -- 3.8%
        400   Alcoa, Inc. .......................        13,400
        200   American Standard Companies, Inc.+          9,862
        500   Caterpillar, Inc. .................        23,656
        200   Danaher Corporation ...............        13,675
        200   Eaton Corporation .................        15,037
        400   Federal Signal Corporation ........         7,850
      3,400   General Electric Company ..........       162,987
        200   Honeywell International, Inc. .....         9,462
        100   Ingersoll-Rand Company ............         4,187


                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
   MANUFACTURING -- (CONTINUED)
        200   McDermott International, Inc. .....    $    2,150
        200   Minnesota Mining and
               Manufacturing Company ............        24,100
        200   Newport News Shipbuilding, Inc. ...        10,400
        200   Textron, Inc. .....................         9,300
        200   Tyco International Ltd. ...........        11,100
        100   York International Corporation ....         3,069
                                                     ----------
                                                        320,235
                                                     ----------
   METALS/MINING -- 0.3%
        400   Massey Energy Company .............         5,100
        200   Phelps Dodge Corporation ..........        11,162
        200   Stillwater Mining Company+ ........         7,870
                                                     ----------
                                                         24,132
                                                     ----------
   OIL AND GAS -- 3.5%
        600   Chevron Corporation ...............        50,663
      1,400   Conoco Inc., Class A ..............        40,075
        300   Dynegy Inc., Class A ..............        16,819
        500   Enron Corporation .................        41,562
        200   ENSCO International, Inc. .........         6,813
        600   Exxon Mobil Corporation ...........        52,163
        400   Grant Prideco, Inc.+ ..............         8,775
        200   Nabors Industries, Inc.+ ..........        11,830
        700   Royal Dutch Petroleum Company, NY Shares   42,394
        100   Schlumberger Ltd. .................         7,994
        100   Smith International, Inc.+ ........         7,456
        200   Weatherford International, Inc. ...         9,450
                                                     ----------
                                                        295,994
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 0.8%
        200   Boise Cascade Corporation .........         6,725
        200   Bowater, Inc. .....................        11,275
        152   Georgia-Pacific Group .............         4,731
        400   International Paper Company .......        16,325
        200   The Mead Corporation ..............         6,275
        200   Smurfit-Stone Container Corporation+        2,988
        200   Weyerhaeuser Company+ .............        10,150
        200   Willamette Industries, Inc. .......         9,388
                                                     ----------
                                                         67,857
                                                     ----------
   PHARMACEUTICALS -- 6.5%
        600   Abbott Laboratories ...............        29,063
        200   Andrx Group+ ......................        11,575
      1,500   Bristol-Myers Squibb Company ......       110,906
        500   Cardinal Health, Inc. .............        49,813
        400   Caremark Rx, Inc.+ ................         5,425
        100   COR Therapeutics, Inc.+ ...........         3,519
        400   Eli Lilly & Company ...............        37,225
        100   Genentech, Inc.+ ..................         8,150
        100   Gilead Sciences, Inc.+ ............         8,294
        200   Human Genome Sciences, Inc.+ ......        13,863
        100   IDEC Pharmaceuticals Corporation+ .        18,956
        400   Immunex Corporation+ ..............        16,250
        600   IMS Health, Inc. ..................        16,200
        100   Medarex, Inc.+ ....................         4,075
        200   MedImmune, Inc.+ ..................         9,538
        400   Merck & Company, Inc. .............        37,450
        200   Millennium Pharmaceuticals, Inc.+ .        12,375
      2,400   Pfizer, Inc. ......................       110,400
        100   Protein Design Labs, Inc.+ ........         8,688
        500   Schering-Plough Corporation .......        28,375
        100   Syncor International Corporation+ .         3,638
        100   Vertex Pharmaceuticals, Inc.+ .....         7,150
                                                     ----------
                                                        550,928
                                                     ----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
COMMON STOCKS -- (CONTINUED)
   REAL ESTATE INVESTMENT TRUSTS -- 0.2%
        300   Apartment Investment & Management
               Company, Class A .................    $   14,981
                                                     ----------
   RESTAURANTS -- 0.4%
        200   CEC Entertainment, Inc.+ ..........         6,825
        120   Jack in the Box, Inc.+ ............         3,533
        200   McDonald's Corporation ............         6,800
        100   Outback Steakhouse, Inc.+ .........         2,588
        100   P.F. Chang's China Bistro, Inc.+ ..         3,144
        400   Wendy's International, Inc. .......        10,500
                                                     ----------
                                                         33,390
                                                     ----------
   RETAIL -- 2.0%
        100   Abercrombie & Fitch Company, Class A+       2,000
        200   AnnTaylor Stores Corporation+ .....         4,988
        500   AutoNation, Inc. ..................         3,000
        200   BJ's Wholesale Club, Inc.+ ........         7,675
        900   The Home Depot, Inc. ..............        41,119
        100   The Neiman Marcus Group, Inc., Class A+     3,556
        100   Pier 1 Imports, Inc. ..............         1,031
        200   Safeway, Inc.+ ....................        12,500
        200   Tech Data Corporation+ ............         5,409
        700   Walgreen Company ..................        29,269
        800   Wal-Mart Stores, Inc. .............        42,500
        300   Whole Foods Market, Inc.+ .........        18,337
                                                     ----------
                                                        171,384
                                                     ----------
   SEMICONDUCTORS -- 2.1%
        300   Altera Corporation+ ...............         7,894
        200   Analog Devices, Inc.+ .............        10,238
        200   Applied Materials, Inc.+ ..........         7,638
        200   Applied Micro Circuits Corporation+        15,009
        300   Atmel Corporation+ ................         3,488
        100   Broadcom Corporation, Class A+ ....         8,450
      1,900   Intel Corporation .................        57,475
        100   Linear Technology Corporation .....         4,625
        100   Maxim Integrated Products, Inc.+ ..         4,781
        200   Micron Technology, Inc.+ ..........         7,100
        100   PMC-Sierra, Inc.+ .................         7,863
        900   Texas Instruments, Inc. ...........        42,638
                                                     ----------
                                                        177,199
                                                     ----------
   SERVICES -- 1.5%
        100   Ariba, Inc.+ ......................         5,375
        200   BEA Systems, Inc.+ ................        13,463
        300   Ceridian Corporation+ .............         5,981
        100   Computer Sciences Corporation+ ....         6,012
        200   Ecolab, Inc. ......................         8,638
        400   Fluor Corporation+ ................        13,225
        200   i2 Technologies, Inc.+ ............        10,875
        200   Ogden Corporation+ ................         3,075
        300   Omnicom Group, Inc. ...............        24,862
        200   Pitney Bowes, Inc. ................         6,625
        500   Sabre Holdings Corporation ........        21,563
        300   Tetra Tech, Inc.+ .................         9,563
        300   Travelocity.com, Inc.+ ............         3,638
                                                     ----------
                                                        132,895
                                                     ----------


                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
   TELECOMMUNICATIONS -- 3.8%
        200   American Tower Corporation, Class A+     $  7,575
      1,000   AT&T Corporation ..................        17,313
      1,300   BellSouth Corporation .............        53,219
        200   CIENA Corporation+ ................        16,275
        300   Citizens Communications Company+ ..         3,938
        100   Comverse Technology, Inc.+ ........        10,863
        200   Corning, Inc. .....................        10,563
        200   Crown Castle International Corporation+     5,413
        200   EchoStar Communications Corporation,
               Class A+ .........................         4,550
        200   General Motors Corporation, Class H+        4,600
        200   Level 3 Communications, Inc.+ .....         6,563
        200   Lucent Technologies, Inc. .........         2,700
        200   Metromedia Fiber Network, Inc., Class A+    2,025
        400   Nextel Communications, Inc., Class A+       9,900
        100   Palm, Inc.+ .......................         2,831
        200   QUALCOMM, Inc.+ ...................        16,438
        600   Qwest Communications International, Inc.+  24,600
        100   SBA Communications Corporation+ ...         4,106
      1,200   SBC Communications, Inc. ..........        57,300
        200   Scientific-Atlanta, Inc. ..........         6,513
        400   Sprint Corporation (PCS Group)+ ...         8,175
        100   Triton PCS Holdings, Inc., Class A+         3,394
        600   Verizon Communications, Inc. ......        30,075
        100   VoiceStream Wireless Corporation+ .        10,063
        600   WorldCom, Inc.+ ...................         8,400
                                                     ----------
                                                        327,392
                                                     ----------
   TRANSPORTATION -- 0.8%
        600   Burlington Northern Santa Fe Corporation   16,988
        200   C.H. Robinson Worldwide, Inc. .....         6,288
        200   Expeditors International of
                Washington, Inc. ................        10,738
        200   Landstar System, Inc.+ ............        11,088
        400   Union Pacific Corporation .........        20,300
                                                     ----------
                                                         65,402
                                                     ----------
   UTILITIES -- 0.9%
        700   The AES Corporation+ ..............        38,763
        500   Kinder Morgan, Inc. ...............        26,094
        300   The Southern Company ..............         9,975
                                                     ----------
                                                         74,832
                                                     ----------
   WASTE MANAGEMENT -- 0.1%
        400   Republic Services, Inc.+ ..........         6,875
        200   Waste Connections, Inc.+ ..........         6,613
                                                     ----------
                                                         13,488
                                                     ----------
              Total Common Stocks
               (Cost $4,751,204) ................     4,545,696
                                                     ----------
   PRINCIPAL
    AMOUNT
   --------
U.S. TREASURY BONDS -- 24.1%
 $1,278,000    14.000% due 11/15/2011 ...........     1,830,936
    163,000    8.875% due 08/15/2017 ............       221,431
                                                     ----------
              Total U.S. Treasury Bonds
               (Cost $2,006,389) ................     2,052,367
                                                     ----------



                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
   SHARES                                             (NOTE 1)
   ------                                             --------
MONEY MARKET FUND -- 2.4%
   (Cost $202,205)
    202,205   Fidelity Money Market Central Fund     $  202,205
                                                     ----------
TOTAL INVESTMENTS (COST $6,959,798*) .....  80.0%     6,800,268
OTHER ASSETS AND LIABILITIES (NET) .......  20.0      1,696,363
                                           -----     ----------
NET ASSETS ............................... 100.0%    $8,496,631
                                           =====     ==========
------------------------------
  * Aggregate cost for Federal tax purposes is $6,986,142.
  + Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              EQUITY INCOME SERIES
                                DECEMBER 31, 2000

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 93.3%
   AEROSPACE/DEFENSE -- 1.6%
    137,500   Lockheed Martin Corporation .......  $  4,668,125
                                                   ------------
   AUTOMOTIVE -- 1.3%
     18,700   Dana Corporation ..................       286,344
     58,600   Ford Motor Company ................     1,373,438
     82,200   Genuine Parts Company .............     2,152,612
                                                   ------------
                                                      3,812,394
                                                   ------------
   BANKS -- 8.7%
     46,700   Bank of America Corporation .......     2,142,362
    103,400   Bank One Corporation ..............     3,787,025
     61,600   Firstar Corporation ...............     1,432,200
    118,361   FleetBoston Financial Corporation .     4,445,935
    147,300   Mellon Financial Corporation ......     7,245,319
     46,800   Mercantile Bankshares Corporation .     2,021,175
     55,000   National City Corporation .........     1,581,250
     58,500   Wells Fargo & Company .............     3,257,719
                                                   ------------
                                                     25,912,985
                                                   ------------
   CHEMICALS -- 3.6%
     56,200   The Dow Chemical Company ..........     2,058,325
     86,700   du Pont (E.I.) de Nemours & Company     4,188,694
     61,600   Great Lakes Chemical Corporation ..     2,290,750
    107,000   Hercules, Inc. ....................     2,039,687
                                                   ------------
                                                     10,577,456
                                                   ------------
   COMPUTER INDUSTRY -- 2.2%
     35,800   BMC Software, Inc.+ ...............       501,200
     56,400   Compaq Computer Corporation .......       848,820
     68,600   Hewlett-Packard Company ...........     2,165,187
     50,500   Microsoft Corporation+ ............     2,196,750
     50,800   Unisys Corporation+ ...............       742,950
                                                   ------------
                                                      6,454,907
                                                   ------------
   CONSUMER PRODUCTS -- 9.3%
     26,700   The Black & Decker Corporation ....     1,047,975
     27,000   The Clorox Company ................       958,500
     63,500   Eastman Kodak Company .............     2,500,312
     77,000   Fortune Brands, Inc. ..............     2,310,000
     97,200   The Gillette Company ..............     3,511,350
    136,700   Hasbro, Inc. ......................     1,452,437
     88,500   International Flavors &
               Fragrances, Inc. .................     1,797,656
     28,700   Kimberly-Clark Corporation ........     2,028,803
     79,300   Philip Morris Companies, Inc. .....     3,489,200
     42,600   The Procter & Gamble Company ......     3,341,437
     71,100   The Stanley Works .................     2,217,431
    109,000   UST, Inc. .........................     3,058,812
                                                   ------------
                                                     27,713,913
                                                   ------------
   ELECTRONICS -- 2.1%
     80,600   Hubbell, Inc., Class B ............     2,135,900
     86,500   Rockwell International Corporation      4,119,562
                                                   ------------
                                                      6,255,462
                                                   ------------
   FINANCIAL SERVICES -- 5.6%
     76,466   Citigroup, Inc. ...................     3,904,545
     55,800   Fannie Mae ........................     4,840,650
     36,300   H&R Block, Inc. ...................     1,501,912
     24,600   J.P. Morgan & Company, Inc. .......     4,071,300
     60,200   Moody's Corporation ...............     1,546,387
     32,500   The New Dun & Bradstreet Corporation+     840,938
                                                   ------------
                                                     16,705,732
                                                   ------------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FOOD AND BEVERAGES -- 6.6%
     39,700   Albertson's, Inc. .................  $  1,052,050
     40,300   Brown-Forman Corporation, Class B .     2,679,950
     64,400   Campbell Soup Company+ ............     2,229,850
     69,000   General Mills, Inc. ...............     3,074,812
     60,600   H.J. Heinz Company ................     2,874,712
     71,100   Hershey Foods Corporation .........     4,577,062
     26,900   Kellogg Company ...................       706,125
     70,200   McCormick & Company, Inc. .........     2,531,587
                                                   ------------
                                                     19,726,148
                                                   ------------
   HEALTH CARE -- 0.6%
     55,200   Becton, Dickinson & Company .......     1,911,300
                                                   ------------
   HOTELS/RESORTS -- 1.7%
    154,100   Hilton Hotels Corporation .........     1,618,050
     97,900   Starwood Hotels and Resorts
                Worldwide, Inc. .................     3,450,975
                                                   ------------
                                                      5,069,025
                                                   ------------
   INSURANCE -- 6.0%
     48,700   American General Corporation ......     3,969,050
     47,200   Aon Corporation ...................     1,616,600
     38,400   The Chubb Corporation .............     3,321,600
     45,200   Lincoln National Corporation ......     2,138,525
     68,000   SAFECO Corporation ................     2,235,500
     30,600   The St. Paul Companies, Inc. ......     1,661,963
    113,300   UnumProvident Corporation .........     3,044,938
                                                   ------------
                                                     17,988,176
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 0.9%
     97,000   The Walt Disney Company ...........     2,806,938
                                                   ------------
   MANUFACTURING -- 4.3%
     27,500   Armstrong Holdings, Inc. ..........        56,719
     21,500   Cooper Industries, Inc. ...........       987,656
     21,700   Eaton Corporation+ ................     1,631,569
     39,200   Honeywell International, Inc. .....     1,854,650
     16,800   Illinois Tool Works, Inc. .........     1,000,650
     38,700   Minnesota Mining and
               Manufacturing Company ............     4,663,350
    125,100   Pall Corporation ..................     2,666,194
                                                   ------------
                                                     12,860,788
                                                   ------------
   METALS/MINING -- 0.7%
     27,700   Newmont Mining Corporation ........       472,631
     27,400   Phelps Dodge Corporation ..........     1,529,263
                                                   ------------
                                                      2,001,894
                                                   ------------
   OIL AND GAS -- 11.0%
     37,800   Amerada Hess Corporation ..........     2,761,763
     37,400   Baker Hughes, Inc. ................     1,554,438
    110,424   BP Amoco Plc, ADR .................     5,286,549
     45,700   Chevron Corporation ...............     3,858,794
     71,362   Exxon Mobil Corporation ...........     6,204,034
     58,700   Royal Dutch Petroleum
                Company, NY Shares ..............     3,555,019
     72,900   Texaco, Inc. ......................     4,528,913
     89,900   Unocal Corporation ................     3,478,006
     53,400   USX-Marathon Group ................     1,481,850
                                                   ------------
                                                     32,709,366
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.0%
     23,926   Georgia-Pacific Group .............       744,697
    102,293   International Paper Company .......     4,174,833
     34,600   The Mead Corporation ..............     1,085,575
                                                   ------------
                                                      6,005,105
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 3.7%
     54,900   Abbott Laboratories ...............  $  2,659,219
     84,000   American Home Products Corporation      5,338,200
     20,500   Bristol-Myers Squibb Company+ .....     1,515,719
     23,047   Pharmacia Corporation .............     1,405,867
                                                   ------------
                                                     10,919,005
                                                   ------------
   PRINTING/PUBLISHING -- 2.5%
     67,000   Donnelley (R.R.) & Sons Company ...     1,809,000
     27,000   Dow Jones & Company, Inc. .........     1,528,875
     55,000   Knight-Ridder, Inc. ...............     3,128,125
     27,000   The Reader's Digest Association,
               Inc., Class A ....................     1,056,375
                                                   ------------
                                                      7,522,375
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.2%
     66,000   Rouse Company .....................     1,683,000
     82,800   Simon Property Group, Inc. ........     1,987,200
                                                   ------------
                                                      3,670,200
                                                   ------------
   RESTAURANTS -- 0.3%
     28,900   McDonald's Corporation ............       982,600
                                                   ------------
   RETAIL -- 1.9%
     48,000   J.C. Penney Company, Inc. .........       522,000
     76,900   May Department Stores Company .....     2,518,475
    156,300   Toys "R" Us, Inc.+ ................     2,608,256
                                                   ------------
                                                      5,648,731
                                                   ------------
   SEMICONDUCTORS -- 0.9%
     44,600   Intel Corporation .................     1,349,150
     27,000   Texas Instruments, Inc. ...........     1,279,125
                                                   ------------
                                                      2,628,275
                                                   ------------
   SERVICES -- 0.1%
     80,200   Xerox Corporation .................       370,925
                                                   ------------
   TELECOMMUNICATIONS -- 7.5%
     63,300   ALLTEL Corporation ................     3,952,294
    103,600   AT&T Corporation ..................     1,793,575
     57,700   BellSouth Corporation .............     2,362,094
     60,600   Lucent Technologies, Inc. .........       818,100
    115,600   Motorola, Inc. ....................     2,340,900
     96,800   SBC Communications, Inc. ..........     4,622,200
     90,100   Sprint Corporation ................     1,830,156
     91,350   Verizon Communications, Inc. ......     4,578,919
                                                   ------------
                                                     22,298,238
                                                   ------------
   TRANSPORTATION -- 2.0%
    114,100   Norfolk Southern Corporation ......     1,518,956
     88,900   Union Pacific Corporation .........     4,511,675
                                                   ------------
                                                      6,030,631
                                                   ------------
   UTILITIES -- 3.8%
     16,800   Duke Energy Corporation ...........     1,432,200
     41,437   Exelon Corporation ................     2,909,292
     61,900   FirstEnergy Corporation ...........     1,953,719
     66,200   Niagara Mohawk Holdings, Inc.+ ....     1,104,713
     27,800   Reliant Energy, Inc. ..............     1,204,088
     78,100   The Southern Company ..............     2,596,825
                                                   ------------
                                                     11,200,837
                                                   ------------
   WASTE MANAGEMENT -- 1.2%
    128,100   Waste Management, Inc. ............     3,554,775
                                                   ------------
              Total Common Stocks
               (Cost $269,247,460) ..............   278,006,306
                                                   ------------

                                                        VALUE
                                                      (NOTE 1)
                                                      --------
TOTAL INVESTMENTS (COST $269,247,460*) .... 93.3%  $278,006,306
OTHER ASSETS AND LIABILITIES (NET) ........  6.7     20,085,253
                                           -----   ------------
NET ASSETS ................................100.0%  $298,091,559
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $274,417,174.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2000


                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 91.3%
   BANKS -- 10.8%
      8,600   Bank of America Corporation .......   $   394,525
     10,600   The Bank of New York Company, Inc.        584,987
      4,800   Comerica, Inc. ....................       285,000
     13,900   FleetBoston Financial Corporation .       522,119
     10,600   J.P. Morgan Chase & Company .......       481,637
      4,900   SunTrust Banks, Inc. ..............       308,700
     13,300   U.S. Bancorp ......................       388,194
                                                    -----------
                                                      2,965,162
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.9%
     10,500   AT&T Corporation -
               Liberty Media Group, Class A+ ....       142,406
     12,800   The News Corporation Ltd., ADR ....       372,000
                                                    -----------
                                                        514,406
                                                    -----------
   CHEMICALS -- 0.9%
      7,100   The Dow Chemical Company ..........       260,037
                                                    -----------
   COMPUTER INDUSTRY -- 8.8%
     18,500   3Com Corporation+ .................       157,250
     32,200   Compaq Computer Corporation .......       484,610
      9,900   Computer Associates International, Inc.   193,050
     15,500   Dell Computer Corporation+ ........       270,281
     13,900   Gateway, Inc.+ ....................       250,061
     41,800   Genuity, Inc.+ ....................       211,612
     10,000   Hewlett-Packard Company ...........       315,625
      6,200   International Business Machines
                Corporation .....................       527,000
                                                    -----------
                                                      2,409,489
                                                    -----------
   CONSUMER PRODUCTS -- 6.9%
      9,600   The Gillette Company ..............       346,800
      7,700   Kimberly-Clark Corporation ........       544,313
     11,900   Philip Morris Companies, Inc. .....       523,600
      9,900   R.J. Reynolds Tobacco Holdings, Inc.      482,625
                                                    -----------
                                                      1,897,338
                                                    -----------
   ELECTRONICS -- 2.6%
     11,300   SCI Systems, Inc.+ ................       298,037
     12,200   Solectron Corporation+ ............       413,580
                                                    -----------
                                                        711,617
                                                    -----------
   FINANCIAL SERVICES -- 8.6%
      4,400   American Express Company ..........       241,725
      5,500   Freddie Mac .......................       378,812
      8,500   Household International, Inc. .....       467,500
      6,900   MBNA Corporation ..................       254,869
      5,700   Morgan Stanley Dean Witter & Company      451,725
     10,800   Washington Mutual, Inc. ...........       573,075
                                                    -----------
                                                      2,367,706
                                                    -----------
   FOOD AND BEVERAGES -- 3.8%
      3,700   Coca-Cola Enterprises, Inc. .......        70,300
     13,100   The Pepsi Bottling Group, Inc. ....       523,181
     17,000   Ralston-Ralston Purina Group ......       444,125
                                                    -----------
                                                      1,037,606
                                                    -----------
   INSURANCE -- 1.0%
      3,500   American General Corporation ......       285,250
                                                    -----------
   MANUFACTURING -- 4.7%
     17,400   Alcoa, Inc. .......................       582,900
      7,200   Honeywell International, Inc. .....       340,650
      8,600   Ingersoll-Rand Company ............       360,125
                                                    -----------
                                                      1,283,675
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 10.9%
      4,600   Amerada Hess Corporation ..........   $   336,088
      7,400   Burlington Resources, Inc. ........       373,700
      3,900   The Coastal Corporation ...........       344,419
     14,600   Conoco Inc., Class A ..............       417,925
      6,300   Royal Dutch Petroleum Company, NY Shares  381,544
      5,700   Total Fina Elf SA, ADR ............       414,319
      4,700   Transocean Sedco Forex, Inc. ......       216,200
      8,900   Williams Companies, Inc. ..........       355,444
      5,100   USX-Marathon Group ................       141,525
                                                    -----------
                                                      2,981,164
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.7%
     11,400   International Paper Company .......       465,263
                                                    -----------
   PHARMACEUTICALS -- 3.6%

      3,400   American Home Products Corporation        216,070
      3,500   Merck & Company, Inc. .............       327,688
     10,000   Novartis AG, ADR ..................       447,500
                                                    -----------
                                                        991,258
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.9%
      2,100   Boston Properties, Inc. ...........        91,350
      4,600   Equity Office Properties Trust ....       150,075
                                                    -----------
                                                        241,425
                                                    -----------
   RESTAURANTS -- 1.6%
     13,100   McDonald's Corporation ............       445,400
                                                    -----------
   RETAIL -- 7.4%
     13,100   Costco Wholesale Corporation+ .....       523,181
     18,500   Federated Department Stores, Inc.+        647,500
      6,200   Safeway, Inc.+ ....................       387,500
     14,600   Target Corporation ................       470,850
                                                    -----------
                                                      2,029,031
                                                    -----------
   SEMICONDUCTORS -- 1.4%
      3,500   Intel Corporation .................       105,875
     13,300   National Semiconductor Corporation+       267,663
                                                    -----------
                                                        373,538
                                                    -----------
   TELECOMMUNICATIONS -- 12.0%
      5,400   ALLTEL Corporation ................       337,163
     10,800   AT&T Corporation ..................       186,975
          1   Avaya, Inc.+ ......................            10
     11,300   General Motors Corporation, Class H+      259,900
     19,300   Motorola, Inc. ....................       390,825
      6,100   Palm, Inc.+ .......................       172,706
     10,000   SBC Communications, Inc. ..........       477,500
      5,900   Tellabs, Inc.+ ....................       333,350
     15,900   Verizon Communications, Inc. ......       796,988
     24,700   WorldCom, Inc.+ ...................       345,800
                                                    -----------
                                                      3,301,217
                                                    -----------
   TRANSPORTATION -- 1.8%
      8,600   Canadian National Railway Company .       255,313
      8,300   Canadian Pacific Ltd. .............       237,069
                                                    -----------
                                                        492,382
                                                    -----------
              Total Common Stocks
               (Cost $24,645,795) ...............    25,052,964
                                                    -----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2000

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
CONVERTIBLE BONDS -- 0.1%
   TELECOMMUNICATIONS -- 0.1%
    (Cost $31,646)
    $27,000   NTL, Inc.,
               7.000% due 12/15/2008 .............  $    21,026
                                                    -----------
  NUMBER OF                     EXPIRATION STRIKE
  CONTRACTS                        DATE     PRICE
  ---------                     ---------- ------
PUT STOCK OPTIONS PURCHASED -- 0.0%#
     15      Costco Wholesale
               Corporation .... 01/20/2001  $32.50          375
     23      McDonald's
               Corporation .... 01/20/2001   30.00          431
                                                    -----------
              Total Put Stock Options Purchased
               (Cost $5,104)                                806
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
REPURCHASE AGREEMENT -- 9.6%
   (Cost $2,639,000)
 $2,639,000   Agreement with J.P. Morgan Securities, Inc.,
               5.800% dated 12/29/2000 to be repurchased at
               $2,640,701 on 01/02/2001, collateralized by
               $2,636,000 U.S. Treasury Bonds, 5.250%
               due 08/15/2003 (market value
               $2,691,778) ......................    2,639,000
                                                    ----------
TOTAL INVESTMENTS (COST $27,321,545*) ......101.0%  27,713,796

  NUMBER OF                     EXPIRATION STRIKE
  CONTRACTS                        DATE     PRICE
  ---------                     ---------- ------
LIABILITY FOR CALL OPTIONS WRITTEN -- 0.0%#
     15      Costco Wholesale
               Corporation ...  01/20/2001  $35.00       (9,000)
     23      McDonald's
               Corporation ...  01/20/2001   35.00       (1,725)
                                                    -----------
              (Total Premiums Received $4,059) ...      (10,725)
                                                    -----------
OTHER ASSETS AND LIABILITIES (NET) ........  (1.0)     (262,744)
                                            -----   -----------
NET ASSETS ................................ 100.0%  $27,440,327
                                            =====   ===========
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $27,855,234.
  + Non-income producing security.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 90.2%
   AEROSPACE/DEFENSE -- 1.4%
     40,000   The Boeing Company ................  $  2,640,000
                                                   ------------
   AUTOMOTIVE -- 1.1%
     39,861   General Motors Corporation+ .......     2,030,420
                                                   ------------
   BANKS -- 9.9%
    210,500   Charter One Financial, Inc. .......     6,078,187
     96,000   Compass Bancshares, Inc. ..........     2,292,000
     43,950   J.P. Morgan Chase & Company .......     1,996,978
     40,000   PNC Financial Services Group ......     2,922,500
     92,500   Wells Fargo & Company .............     5,151,094
                                                   ------------
                                                     18,440,759
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 4.8%
     75,000   Gannett Company, Inc. .............     4,729,687
     90,500   Viacom, Inc., Class A+ ............     4,253,500
                                                   ------------
                                                      8,983,187
                                                   ------------
   CHEMICALS -- 6.7%
     84,926   du Pont (E.I.) de Nemours & Company     4,102,987
    100,000   Praxair, Inc. .....................     4,437,500
    109,300   Rohm and Haas Company .............     3,968,956
                                                   ------------
                                                     12,509,443
                                                   ------------
   COMPUTER INDUSTRY -- 6.1%
    172,800   Compaq Computer Corporation .......     2,600,640
     67,000   Electronic Data Systems Corporation     3,869,250
     58,500   International Business Machines
                Corporation .....................     4,972,500
                                                   ------------
                                                     11,442,390
                                                   ------------
   ELECTRONICS -- 4.1%
     92,150   Koninklijke (Royal) Philips
                Electronics N.V. ................     3,340,437
    125,000   Solectron Corporation+ ............     4,237,500
                                                   ------------
                                                      7,577,937
                                                   ------------
   FINANCIAL SERVICES -- 10.4%
     38,000   Capital One Financial Corporation .     2,500,875
    231,008   Citigroup, Inc. ...................    11,795,846
     74,000   Lehman Brothers Holdings, Inc. ....     5,004,250
                                                   ------------
                                                     19,300,971
                                                   ------------
   HEALTH CARE -- 3.6%
     48,900   Bausch & Lomb, Inc. ...............     1,977,394
    107,500   HCA-The Healthcare Company ........     4,731,075
                                                   ------------
                                                      6,708,469
                                                   ------------
   INSURANCE -- 3.8%
     53,250   American International Group, Inc.      5,248,453
     50,000   MetLife, Inc. .....................     1,750,000
                                                   ------------
                                                      6,998,453
                                                   ------------
   MANUFACTURING -- 2.6%
    119,000   Dover Corporation .................     4,826,938
                                                   ------------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 19.9%
     49,040   BP Amoco Plc, ADR .................  $  2,347,790
     97,000   Burlington Resources, Inc. ........     4,898,500
     68,200   The Coastal Corporation ...........     6,022,913
     96,933   Conoco Inc., Class B ..............     2,804,999
     28,600   El Paso Energy Corporation ........     2,048,475
     66,500   Exxon Mobil Corporation ...........     5,781,344
     50,000   R&B Falcon Corporation+ ...........     1,146,875
    162,000   Santa Fe International Corporation      5,194,125
     56,000   Transocean Sedco Forex, Inc. ......     2,576,000
    156,700   USX-Marathon Group ................     4,348,425
                                                     ----------
                                                     37,169,446
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.7%
    123,500   International Paper Company .......     5,040,344
                                                   ------------
   PHARMACEUTICALS -- 2.7%
     81,720   Pharmacia Corporation .............     4,984,920
                                                   ------------
   RETAIL -- 1.7%
     92,000   Federated Department Stores, Inc.+      3,220,000
                                                   ------------
   TELECOMMUNICATIONS -- 8.7%
     91,979   General Motors Corporation, Class H     2,115,517
     90,000   Nextel Communications, Inc., Class A+   2,227,500
     56,202   Qwest Communications International,
                Inc.+ ...........................     2,304,282
     92,200   SBC Communications, Inc. ..........     4,402,550
     67,170   Sprint Corporation ................     1,364,391
     75,000   Verizon Communications, Inc. ......     3,759,375
                                                   ------------
                                                     16,173,615
                                                   ------------
              Total Common Stocks
               (Cost $153,420,200) ..............   168,047,292
                                                   ------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.6%
   (Cost $17,949,715)
$17,956,000   Federal Home Loan Bank,
               4.200% due 01/02/2001 ............    17,949,715
                                                   ------------
TOTAL INVESTMENTS (COST $171,369,915*) .... 99.8%   185,997,007
OTHER ASSETS AND LIABILITIES (NET) ........  0.2        348,213
                                           ------  ------------
NET ASSETS ................................100.0%  $186,345,220
                                           ======  ============

 ------------------------------
  * Aggregate cost for Federal tax purposes is $171,531,304.
  + Non-income producing security.

--------------------------------------------------------------------------------
                            GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.5%
   BANKS -- 5.8%
    980,050   Wells Fargo & Company .............  $ 54,576,534
                                                   ------------
   COMPUTER INDUSTRY -- 13.0%
    602,500   Cisco Systems, Inc.+ ..............    23,045,625
    743,540   Hewlett-Packard Company ...........    23,467,981
    392,610   International Business Machines
               Corporation ......................    33,371,850
    664,700   Microsoft Corporation+ ............    28,914,450
    460,000   Oracle Corporation+ ...............    13,368,750
                                                   ------------
                                                    122,168,656
                                                   ------------
   CONSUMER PRODUCTS -- 5.1%
    616,675   The Procter & Gamble Company ......    48,370,445
                                                   ------------
   ELECTRONICS -- 3.1%
    371,490   Emerson Electric Company ..........    29,278,056
                                                   ------------
   FINANCIAL SERVICES -- 5.8%
    633,500   Fannie Mae ........................    54,956,125
                                                   ------------
   FOOD AND BEVERAGES -- 6.7%
    708,970   The Coca-Cola Company .............    43,202,859
    208,570   Wrigley (W.M.) Jr. Company ........    19,983,613
                                                   ------------
                                                     63,186,472
                                                   ------------
   HEALTH CARE -- 5.5%
    488,780   Johnson & Johnson .................    51,352,449
                                                   ------------
   INSURANCE -- 8.6%
    573,000   American International Group, Inc.     56,476,312
    210,870   Marsh & McLennan Companies, Inc. ..    24,671,790
                                                   ------------
                                                     81,148,102
                                                   ------------
   MANUFACTURING -- 8.8%
    870,120   General Electric Company ..........    41,711,378
    299,540   Illinois Tool Works, Inc. .........    17,841,351
    498,755   PPG Industries, Inc. ..............    23,098,591
                                                   ------------
                                                     82,651,320
                                                   ------------
   OIL AND GAS -- 4.2%
    454,195   Exxon Mobil Corporation ...........    39,486,578
                                                   ------------
   PHARMACEUTICALS -- 10.8%
    557,950   Merck & Company, Inc. .............    52,238,069
  1,066,100   Pfizer, Inc. ......................    49,040,600
                                                   ------------
                                                    101,278,669
                                                   ------------
   RESTAURANTS -- 4.9%
  1,343,510   McDonald's Corporation ............    45,679,340
                                                   ------------
   RETAIL -- 4.9%
  1,081,100   The Gap, Inc. .....................    27,568,050
    402,500   The Home Depot, Inc. ..............    18,389,219
                                                   ------------
                                                     45,957,269
                                                   ------------
   SEMICONDUCTORS -- 5.1%
  1,072,660   Intel Corporation .................    32,447,965
    330,000   Texas Instruments, Inc. ...........    15,633,750
                                                   ------------
                                                     48,081,715
                                                   ------------
   SERVICES -- 5.2%
    777,140   Automatic Data Processing, Inc.+ ..    49,202,676
                                                   ------------
              Total Common Stocks
               (Cost $793,438,314) ..............   917,374,406
                                                   ------------

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                          --------
COMMERCIAL PAPER -- 2.4%
   (Cost $22,919,636)
$22,932,000   Emerson Electric Company,
               6.470% due 01/02/2001 ............  $ 22,919,636
                                                   ------------
TOTAL INVESTMENTS (COST $816,357,950*) ...  99.9%   940,294,042
OTHER ASSETS AND LIABILITIES (NET) .......   0.1        729,640
                                           -----   ------------
NET ASSETS ............................... 100.0%  $941,023,682
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $818,225,130.
  + Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2000

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 81.3%
   AEROSPACE/DEFENSE -- 2.0%
        750   Alliant Techsystems, Inc.+ .........  $    50,062
      1,500   The B.F. Goodrich Company ..........       54,562
      1,100   General Dynamics Corporation .......       85,800
        500   Northrop Grumman Corporation .......       41,500
      1,300   Raytheon Company, Class A ..........       37,700
                                                    -----------
                                                        269,624
                                                    -----------
   AIRLINES -- 0.8%
      1,900   Northwest Airlines Corporation+ ....       57,237
      1,400   Southwest Airlines Company .........       46,942
                                                    -----------
                                                        104,179
                                                    -----------
   APPAREL AND TEXTILES -- 0.4%
      1,100   Coach, Inc.+ .......................       31,625
      1,300   Shaw Industries, Inc. ..............       24,619
                                                    -----------
                                                         56,244
                                                    -----------
   AUTOMOTIVE -- 0.7%
        800   PACCAR, Inc.+ ......................       39,400
      1,300   TRW, Inc. ..........................       50,375
                                                    -----------
                                                         89,775
                                                    -----------
   BANKS -- 4.6%
      1,600   Astoria Financial Corporation ......       86,900
      1,900   Banknorth Group, Inc. ..............       37,881
      1,000   Comerica, Inc. .....................       59,375
        800   Commerce Bancorp, Inc. .............       54,700
        400   PNC Financial Services Group .......       29,225
      1,600   SouthTrust Corporation .............       65,100
      3,100   Summit Bancorp .....................      118,381
      1,500   Synovus Financial Corporation ......       40,406
      1,600   TCF Financial Corporation ..........       71,300
         45   UBS AG .............................        7,345
      2,200   Washington Federal, Inc. ...........       62,562
                                                    -----------
                                                        633,175
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.5%
        500   Entercom Communications Corporation+       17,219
        500   The E.W. Scripps Company, Class A ..       31,437
      2,800   Fox Entertainment Group, Inc., Class A+    50,050
        900   The McGraw-Hill Companies, Inc. ....       52,763
        500   The New York Times Company, Class A        20,031
        700   Univision Communications, Inc., Class A+   28,656
                                                    -----------
                                                        200,156
                                                    -----------
   BUILDING/CONSTRUCTION -- 1.5%
        700   Centex Corporation .................       26,294
      6,800   Masco Corporation ..................      174,675
                                                    -----------
                                                        200,969
                                                    -----------
   CHEMICALS -- 1.3%
        500   Cabot Microelectronics Corporation+        25,969
      2,200   Lyondell Chemical Company ..........       33,687
      3,700   Millennium Chemicals, Inc. .........       67,062
        900   Praxair, Inc. ......................       39,937
        300   Union Carbide Corporation ..........       16,144
                                                    -----------
                                                        182,799
                                                    -----------
   COMPUTER INDUSTRY -- 5.2%
        700   Adobe Systems, Inc. ................       40,731
        600   Affiliated Computer Services, Inc.,
               Class A+ ..........................       36,412
        200   Apple Computer, Inc.+ ..............        2,975
        600   Art Technology Group, Inc.+ ........       18,338
      1,800   BMC Software, Inc.+ ................       25,200
      1,000   Brocade Communications Systems, Inc.+      91,812
      1,800   Cadence Design Systems, Inc.+ ......       49,500

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   COMPUTER INDUSTRY -- (CONTINUED)
        800   Computer Associates International, Inc. $  15,600
        300   Emulex Corporation+ ................       23,981
        800   J. D. Edwards & Company+ ...........       14,250
        600   Macromedia, Inc.+ ..................       36,450
        600   Micromuse, Inc.+ ...................       36,216
        500   National Instruments Corporation+ ..       24,281
        700   NVIDIA Corporation+ ................       22,936
        783   Openwave Systems, Inc.+ ............       37,535
      1,000   PeopleSoft, Inc.+ ..................       37,187
      1,300   Rational Software Corporation+ .....       50,619
        600   Redback Networks, Inc.+ ............       24,600
        500   SunGard Data Systems, Inc.+ ........       23,562
        900   Sybase, Inc.+ ......................       17,831
        500   Synopsys, Inc.+ ....................       23,719
        500   TIBCO Software, Inc.+ ..............       23,969
      1,100   Vignette Corporation+ ..............       19,800
        200   webMethods, Inc.+ ..................       17,787
                                                    -----------
                                                        715,291
                                                    -----------
   CONSUMER PRODUCTS -- 3.9%
      1,300   Avery Dennison Corporation .........       71,337
      1,800   Avon Products, Inc. ................       86,175
      1,300   The Black & Decker Corporation .....       51,025
      1,600   The Estee Lauder Companies, Inc., Class A  70,100
      1,000   Lexmark International, Inc.+ .......       44,312
      1,300   Maytag Corporation .................       42,006
      1,400   The Sherwin-Williams Company .......       36,837
      1,900   Snap-On, Inc. ......................       52,962
      1,300   The Stanley Works ..................       40,544
      1,000   Whirlpool Corporation ..............       47,687
                                                    -----------
                                                        542,985
                                                    -----------
   ELECTRONICS -- 3.3%
        200   Affymetrix, Inc.+ ..................       14,887
        700   Millipore Corporation ..............       44,100
      1,600   Parker-Hannifin Corporation ........       70,600
        300   PerkinElmer, Inc. ..................       31,500
      1,400   Rockwell International Corporation .       66,675
        800   Sanmina Corporation+ ...............       61,300
        800   SCI Systems, Inc.+ .................       21,100
      3,400   Thermo Electron Corporation+ .......      101,150
        600   Waters Corporation+ ................       50,100
                                                    -----------
                                                        461,412
                                                    -----------
   FINANCIAL SERVICES -- 4.4%
        600   The Bear Stearns Companies, Inc. ...       30,412
        600   The BISYS Group, Inc.+ .............       31,275
      1,200   Concord EFS, Inc.+ .................       52,725
        500   Countrywide Credit Industries, Inc.        25,125
        400   Downey Financial Corporation .......       22,000
        500   Fiserv, Inc.+ ......................       23,719
      1,600   Golden State Bancorp, Inc. .........       50,300
      1,400   Household International, Inc. ......       77,000
        500   Legg Mason, Inc. ...................       27,250
        800   Lehman Brothers Holdings, Inc. .....       54,100
        700   MBIA, Inc. .........................       51,887
        600   Moody's Corporation ................       15,412
        400   Neuberger Berman, Inc. .............       32,425
      1,600   The New Dun & Bradstreet Corporation+      41,400
        500   Stilwell Financial, Inc. ...........       19,719
        700   USA Education, Inc. ................       47,600
                                                    -----------
                                                        602,349
                                                    -----------
   FOOD AND BEVERAGES -- 2.2%
        400   Aldolph Coors Company, Class B .....       32,125
        700   Brown-Forman Corporation, Class B ..       46,550



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2000

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   FOOD AND BEVERAGES -- (CONTINUED)
        600   Keebler Foods Company ..............  $    24,862
        600   The Pepsi Bottling Group, Inc. .....       23,962
        900   The Quaker Oats Company ............       87,637
      1,200   SYSCO Corporation ..................       36,000
        600   Wrigley (W.M.) Jr. Company .........       57,487
                                                    -----------
                                                        308,623
                                                    -----------
   HEALTH CARE -- 3.3%
        700   Becton, Dickinson & Company ........       24,237
      1,100   Biomet, Inc. .......................       43,656
      1,600   Health Management Associates, Inc.,
               Class A+ ..........................       33,200
      1,400   McKesson HBOC, Inc. ................       50,246
        700   St. Jude Medical, Inc.+ ............       43,006
        500   Stryker Corporation+ ...............       25,295
        700   Tenet Healthcare Corporation+ ......       31,106
        300   Trigon Healthcare, Inc.+ ...........       23,344
      1,200   UnitedHealth Group, Inc. ...........       73,650
      1,000   Wellpoint Health Networks, Inc.+ ...      115,250
                                                    -----------
                                                        462,990
                                                    -----------
   HOTELS/RESORTS -- 0.4%
      1,200   Harrah's Entertainment, Inc.+ ......       31,650
      1,200   Mandalay Resort Group+ .............       26,325
                                                    -----------
                                                         57,975
                                                    -----------
   INSURANCE -- 4.1%
        700   AFLAC, Inc. ........................       50,531
        600   Allmerica Financial Corporation ....       43,500
      1,100   Ambac Financial Group, Inc. ........       64,144
        300   The Chubb Corporation ..............       25,950
        900   CIGNA Corporation ..................      119,070
        700   The Hartford Financial Services Group,
                Inc. .............................       49,437
        200   Jefferson-Pilot Corporation ........       14,950
        400   The PMI Group, Inc. ................       27,075
      1,100   Protective Life Corporation ........       35,475
        400   Radian Group, Inc. .................       30,025
        900   Reinsurance Group of America, Inc. .       31,950
        700   The St. Paul Companies, Inc. .......       38,019
      1,600   UnumProvident Corporation ..........       43,000
                                                    -----------
                                                        573,126
                                                    -----------
   MANUFACTURING -- 3.6%
        800   American Standard Companies, Inc.+ .       39,450
        600   C.R. Bard, Inc. ....................       27,937
        800   Caterpillar, Inc. ..................       37,850
        800   Danaher Corporation ................       54,700
        800   Deere & Company ....................       36,650
        600   Eaton Corporation ..................       45,112
      1,500   Federal Signal Corporation .........       29,437
      1,400   Ingersoll-Rand Company .............       58,625
      1,900   Leggett & Platt, Inc. ..............       35,981
        600   Newport News Shipbuilding, Inc. ....       31,200
      1,000   Pentair, Inc. ......................       24,187
        400   Power-One, Inc.+ ...................       15,725
        200   SPX Corporation+ ...................       21,637
        600   Textron, Inc. ......................       27,900
        600   York International Corporation .....       18,412
                                                    -----------
                                                        504,803
                                                    -----------
   METALS/MINING -- 0.9%
        600   Massey Energy Company ..............        7,650
      1,400   Phelps Dodge Corporation ...........       78,138
        900   Stillwater Mining Company+ .........       35,415
                                                     ----------
                                                        121,203
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 6.7%
        700   Anadarko Petroleum Corporation .....  $    49,756
        300   BJ Services Company+ ...............       20,663
        600   Burlington Resources, Inc. .........       30,300
      3,400   Conoco Inc., Class A ...............       97,325
      1,200   Conoco Inc., Class B+ ..............       34,725
      1,900   Dynegy Inc., Class A ...............      106,519
        900   ENSCO International, Inc. ..........       30,656
      1,700   Global Marine, Inc.+ ...............       48,238
      1,800   Grant Prideco, Inc.+ ...............       39,488
        800   Marine Drilling Companies, Inc.+ ...       21,400
        900   Nabors Industries, Inc.+ ...........       53,235
        500   National-Oilwell, Inc.+ ............       19,344
        300   Noble Drilling Corporation+ ........       13,031
        800   Precision Drilling Corporation+ ....       30,050
      1,700   Rowan Companies, Inc.+ .............       45,900
        600   Spinnaker Exploration Company+ .....       25,500
      2,200   Suncor Energy, Inc. ................       56,513
      1,100   Sunoco, Inc. .......................       37,056
      1,500   Ultramar Diamond Shamrock Corporation      46,313
        900   USX-Marathon Group .................       24,975
      1,500   Weatherford International, Inc. ....       70,875
      1,100   Westcoast Energy, Inc. .............       26,881
                                                    -----------
                                                        928,743
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 2.7%
      1,600   Boise Cascade Corporation ...........      53,800
        700   Bowater, Inc. .......................      39,463
      1,690   Georgia-Pacific Group ...............      52,601
        600   International Paper Company .........      24,488
      1,000   The Mead Corporation ................      31,375
      1,600   Smurfit-Stone Container Corporation+       23,900
        800   Temple-Inland, Inc. .................      42,900
      1,200   Westvaco Corporation ................      35,025
      1,000   Weyerhaeuser Company ................      50,750
        500   Willamette Industries, Inc. .........      23,469
                                                    -----------
                                                        377,771
                                                    -----------
   PHARMACEUTICALS -- 5.2%
        300   Abgenix, Inc.+ ......................      17,719
        900   Allergan, Inc. ......................      87,131
        600   Applera Corporation -
               Applied Biosystems Group ...........      56,438
        500   Cardinal Health, Inc. ...............      49,813
        600   Cephalon, Inc.+ .....................      37,988
        500   Chiron Corporation+ .................      22,250
        300   Express Scripts, Inc., Class A+ .....      30,675
        200   Gilead Sciences, Inc.+ ..............      16,588
        700   Human Genome Sciences, Inc.+ ........      48,519
        300   IDEC Pharmaceuticals Corporation+ ...      56,869
      1,100   Immunex Corporation+ ................      44,688
      2,400   IMS Health, Inc. ....................      64,800
        400   Medarex, Inc.+ ......................      16,300
        900   MedImmune, Inc.+ ....................      42,919
      1,200   Millennium Pharmaceuticals, Inc.+ ...      74,250
        300   Protein Design Labs, Inc.+ ..........      26,063
        400   Vertex Pharmaceuticals, Inc.+ .......      28,600
                                                    -----------
                                                        721,610
                                                    -----------
   PRINTING/PUBLISHING -- 0.3%
        800   Harcourt General, Inc. ..............      45,760
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.9%
      1,100   Apartment Investment
               & Management Company, Class A ......      54,931
      2,100   Crescent Real Estate Equities Company+     46,725
      2,700   Duke-Weeks Realty Corporation .......      66,488



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2000

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   REAL ESTATE INVESTMENT TRUSTS -- (CONTINUED)
      1,900   Glenborough Realty Trust, Inc. .....  $    33,013
      1,300   Host Marriott Corporation ..........       16,819
        600   Kimco Realty Corporation ...........       26,513
        600   Reckson Associates Realty Corporation      15,038
                                                    -----------
                                                        259,527
                                                    -----------
   RESTAURANTS -- 1.3%
        900   CEC Entertainment, Inc.+ ...........       30,713
      1,800   Darden Restaurants, Inc. ...........       41,175
      1,100   Outback Steakhouse, Inc.+ ..........       28,463
        500   P.F. Chang's China Bistro, Inc.+ ...       15,719
      2,200   Wendy's International, Inc. ........       57,750
                                                    -----------
                                                        173,820
                                                    -----------
   RETAIL -- 1.5%
      2,000   AutoZone, Inc.+ ....................       57,000
        800   BJ's Wholesale Club, Inc.+ .........       30,700
        500   Dollar Tree Stores, Inc.+ ..........       12,250
        600   The Neiman Marcus Group, Inc., Class A+    21,338
        700   O'Reilly Automotive, Inc.+ .........       18,725
      1,700   Staples, Inc.+ .....................       20,081
        700   Whole Foods Market, Inc.+ ..........       42,787
                                                    -----------
                                                        202,881
                                                    -----------
   SEMICONDUCTORS -- 1.3%
        800   Altera Corporation+ ................       21,050
      1,100   Applied Micro Circuits Corporation+        82,552
      1,000   Cypress Semiconductor Corporation+ .       19,688
        800   Integrated Device Technology, Inc.+        26,500
        400   KLA Tencor Corporation+ ............       13,475
        900   Microchip Technology, Inc.+ ........       19,744
                                                    -----------
                                                        183,009
                                                    -----------
   SERVICES -- 4.0%
        700   Ariba, Inc.+ .......................       37,625
        300   BEA Systems, Inc.+ .................       20,194
        400   Black Box Corporation+ .............       19,325
      1,100   Ceridian Corporation+ ..............       21,931
        700   Commerce One, Inc.+ ................       17,719
        700   Computer Sciences Corporation+ .....       42,088
      1,000   Ecolab, Inc. .......................       43,188
        600   Fluor Corporation+ .................       19,838
        300   Jacobs Engineering Group, Inc.+ ....       13,856
      1,000   Manpower, Inc. .....................       38,000
      1,200   Ogden Corporation+ .................       18,450
      1,000   Omnicom Group, Inc. ................       82,875
        900   Robert Half International, Inc.+ ...       23,850
      2,400   Sabre Holdings Corporation .........      103,500
        800   Tetra Tech, Inc.+ ..................       25,500
        700   True North Communications, Inc. ....       29,750
                                                    -----------
                                                        557,689
                                                    -----------
   TELECOMMUNICATIONS -- 2.7%
        400   Aether Systems, Inc.+ ..............       15,650
      1,000   American Tower Corporation, Class A+       37,875
        500   CenturyTel, Inc. ...................       17,875
      2,600   Citizens Communications Company+ ...       34,125
      1,100   CommScope, Inc.+ ...................       18,219
        300   Comverse Technology, Inc.+ .........       32,588
      1,100   Crown Castle International Corporation+    29,769
        800   Harris Corporation .................       24,500
        900   Microcell Telecommunications, Inc.+        17,100
        700   Palm, Inc.+ ........................       19,819
        900   RF Micro Devices, Inc.+ ............       24,694
        500   SBA Communications Corporation+ ....       20,531


                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   TELECOMMUNICATIONS -- (CONTINUED)
        800   Scientific-Atlanta, Inc. ...........  $    26,050
        800   Symbol Technologies, Inc. ..........       28,800
        700   Triton PCS Holdings, Inc., Class A+        23,756
                                                    -----------
                                                        371,351
                                                    -----------
   TRANSPORTATION -- 2.8%
      2,000   Burlington Northern Santa Fe Corporation   56,625
      2,500   Canadian Pacific Ltd. ..............       71,406
        800   CNF, Inc. ..........................       27,050
      1,600   CSX Corporation ....................       41,500
        700   Expeditors International of Washington,
               Inc. ..............................       37,581
      1,800   Norfolk Southern Corporation .......       23,963
      2,600   Union Pacific Corporation ..........      131,950
                                                    -----------
                                                        390,075
                                                    -----------
   UTILITIES -- 6.0%
      2,100   The AES Corporation+ ...............      116,288
      1,100   Ameren Corporation .................       50,944
      1,500   Calpine Corporation+ ...............       67,594
      1,500   DPL, Inc. ..........................       49,781
      1,200   DQE, Inc. ..........................       39,300
        800   Exelon Corporation .................       56,168
      1,400   IPALCO Enterprises, Inc. ...........       33,863
      3,300   Kinder Morgan, Inc. ................      172,219
      1,600   NiSource, Inc. .....................       49,200
      2,200   Niagara Mohawk Holdings, Inc.+ .....       36,713
      1,300   PPL Corporation ....................       58,744
      1,400   SCANA Corporation ..................       41,387
        900   The Southern Company ...............       29,925
      1,200   Western Resources, Inc. ............       29,775
                                                    -----------
                                                        831,901
                                                    -----------
   WASTE MANAGEMENT -- 0.8%
      3,600   Republic Services, Inc.+ ...........       61,875
      1,800   Waste Management, Inc. .............       49,950
                                                    -----------
                                                        111,825
                                                    -----------
              Total Common Stocks
               (Cost $10,791,633) ................   11,243,640
                                                    -----------
   PRINCIPAL
    AMOUNT
  -----------
U.S. TREASURY BILLS -- 1.4%
   $100,000    6.085%++ due 03/01/2001 ...........       99,085
    100,000    6.107%++ due 03/01/2001 ...........       99,085
                                                    -----------
                                                        198,170
                                                    -----------
              Total U.S. Treasury Bills
               (Cost $197,991) ...................      198,170
                                                    -----------
TOTAL INVESTMENTS (COST $10,989,624*) ....  82.7%    11,441,810
OTHER ASSETS AND LIABILITIES (NET) .......  17.3      2,391,834
                                          ------    -----------
NET ASSETS ............................... 100.0%   $13,833,644
                                          ======    ===========
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $10,995,139.
 +  Non-income producing security.
 ++ Annualized yield at date of purchase.

                                                         NET
  NUMBERS OF                                         UNREALIZED
   CONTRACTS                                        APPRECIATION
  ----------                                        ------------
FUTURES CONTRACTS -- LONG POSITION
       8      MidCap 400 Index, March 2001 ........ $    14,750
                                                    -----------
Net unrealized appreciation on
   futures contracts-- Long Position .............. $    14,750
                                                    ===========


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 95.2%
   AUSTRALIA -- 2.6%
     62,800   Australia & New Zealand
               Banking Group Ltd. ................ $    501,788
    127,300   Broken Hill Proprietary Company Ltd.    1,340,838
    251,000   Cable and Wireless Optus Ltd.+ .....      518,822
     33,000   CSL Ltd. ...........................      716,222
    210,049   Foster's Brewing Group Ltd. ........      550,889
     30,000   National Australia Bank Ltd. .......      480,248
      6,980   OneSteel Ltd.+ .....................        3,685
    107,500   Publishing & Broadcasting Ltd. .....      779,328
     84,774   Westpac Banking Corporation Ltd. ...      621,499
    123,367   WMC Ltd. ...........................      524,879
                                                   ------------
                                                      6,038,198
                                                   ------------
   BERMUDA -- 0.5%
     10,300   Tyco International Ltd. ............      571,650
     22,800   TyCom Ltd.+ ........................      510,150
                                                   ------------
                                                      1,081,800
                                                   ------------
   CANADA -- 2.9%
     35,800   Abitibi-Consolidated, Inc. .........      328,919
     14,500   Alcan Aluminium Ltd. ...............      495,719
     19,100   Bank of Nova Scotia ................      549,344
     68,682   Bombardier, Inc., Class B ..........    1,058,574
     29,600   Exfo Electro-Optical Engineering, Inc.+   773,300
     56,100   Investors Group, Inc. ..............      969,231
     11,000   Magna International, Inc., Class A .      460,649
     30,000   Rogers Communications, Inc., Class B      505,323
     40,000   Thomson Corporation ................    1,528,618
                                                   ------------
                                                      6,669,677
                                                   ------------
   FINLAND -- 3.2%
    158,956   Nokia Oyj ..........................    7,088,655
      5,700   Nokia Oyj, ADR .....................      247,950
                                                   ------------
                                                      7,336,605
                                                   ------------
   FRANCE -- 3.5%
     27,460   Bouygues S.A. ......................    1,243,916
     10,475   LVMH (Louis Vuitton Moet Hennessy) .      693,324
      3,200   PSA Peugeot Citroen ................      727,942
     36,405   Sanofi-Synthelabo S.A. .............    2,426,681
     14,000   Societe BIC S.A. ...................      550,594
     32,180   Societe Television Francaise 1 .....    1,737,189
     17,200   STMicroelectronics N.V. ............      736,375
                                                   ------------
                                                      8,116,021
                                                   ------------
   GERMANY -- 2.4%
      5,200   Aixtron AG .........................      560,940
     24,300   DaimlerChrysler AG .................      998,880
      9,400   Epcos AG+ ..........................      825,150
     22,750   Infineon Technologies AG+ ..........      858,619
     16,300   Infineon Technologies AG, ADR+ .....      586,800
      9,500   Intershop Communications AG+ .......      311,274
     11,000   Metro AG ...........................      505,004
      7,500   Siemens AG .........................      994,588
                                                   ------------
                                                      5,641,255
                                                   ------------
   HONG KONG -- 1.9%
     73,000   Cheung Kong (Holdings) Ltd. ........      933,568
     75,500   China Mobile (Hong Kong) Ltd.+ .....      412,351
  1,367,087   First Pacific Company Ltd. .........      389,975
     86,500   Hutchison Whampoa Ltd. .............    1,078,490
    280,000   Johnson Electric Holdings Ltd. .....      430,774
    308,000   Li & Fung Ltd. .....................      560,724

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   HONG KONG -- (CONTINUED)
         16   Pacific Century CyberWorks Ltd. .... $         10
     61,000   Sun Hung Kai Properties Ltd. .......      608,052
                                                   ------------
                                                      4,413,944
                                                   ------------
   ITALY -- 1.4%
     22,500   Assicurazioni Generali S.p.A. ......      893,545
    290,000   ENI S.p.A. .........................    1,851,400
    185,000   Olivetti S.p.A.+ ...................      442,031
                                                   ------------
                                                      3,186,976
                                                   ------------
   JAPAN -- 11.7%
      9,800   Advantest Corporation ..............      918,213
     41,000   Chugai Pharmaceutical Company Ltd. .      682,136
      7,400   Disco Corporation ..................      401,751
      9,700   Enplas Corporation .................      331,261
      5,000   Hirose Electric Company Ltd. .......      481,611
      6,300   Hoya Corporation+ ..................      463,397
     59,000   Jusco Company Ltd. .................    1,281,261
        550   Kao Corporation ....................       15,989
     13,000   Matsumotokiyoshi Company Ltd. ......      357,443
    263,000   Mitsubishi Heavy Industries Ltd. ...    1,146,882
    308,000   Mitsubishi Motors Corporation+ .....      890,017
    182,000   Mitsui Marine &
               Fire Insurance Company Ltd.+ ......    1,043,870
     13,000   Murata Manufacturing Company Ltd. ..    1,525,394
    102,000   NEC Corporation ....................    1,866,725
     72,000   Nikon Corporation ..................      770,438
      5,100   Nintendo Company Ltd. ..............      803,406
     37,000   Nippon Sheet Glass Company Ltd. ....      451,646
    235,000   Nissan Motor Company Ltd.+ .........    1,354,028
     19,000   The Nomura Securities Company Ltd. .      341,900
        114   NTT DoCoMo, Inc. ...................    1,966,549
      4,000   Orix Corporation ...................      401,401
      4,500   Rohm Company Ltd. ..................      855,079
    149,000   Sakura Bank Ltd. ...................      900,262
     74,000   The Sanwa Bank Ltd. ................      519,037
     57,000   Shionogi & Company Ltd. ............    1,162,959
     26,300   Sony Corporation ...................    1,819,352
     41,000   Suzuki Motor Corporation ...........      438,003
     25,000   Taiyo Yuden Company Ltd. ...........      836,252
        100   Takeda Chemical Industries Ltd. ....        5,919
     24,400   Tokyo Electron Ltd.+ ...............    1,341,786
      6,100   Tokyo Seimitsu Company Ltd. ........      346,664
    244,000   Toray Industries, Inc. .............      918,739
     25,000   Ushio, Inc. ........................      408,275
         12   Yozan, Inc.+ .......................      295,271
                                                   ------------
                                                     27,342,916
                                                   ------------
   KOREA -- 0.6%
     15,950   Samsung Electronics, GDR ...........    1,140,425
      2,350   Samsung Electronics, GDR ** ........      168,025
                                                   ------------
                                                      1,308,450
                                                   ------------
   MEXICO -- 0.5%
     25,800   Telefonos de Mexico S.A., Class L, ADR  1,164,225
                                                   ------------
   NETHERLANDS -- 1.8%
     23,554   Aegon N.V. .........................      974,322
     40,215   ASM Lithography Holding, N.V.+ .....      913,308
     18,000   Heineken N.V. ......................    1,089,153
     19,000   Koninklijke (Royal) Philips Electronics
               N.V. ..............................      696,040
         23   Randstad Holding, N.V. .............          338
     52,200   United Pan-Europe Communications N.V.+    533,203
                                                   ------------
                                                      4,206,364
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   NORWAY -- 0.8%
     44,000   Norsk Hydro ASA .....................$  1,861,083
                                                   ------------
   PORTUGAL -- 0.0%#
        700   PT Multimedia Servicos
               de Telecomunicacoes e Multimedia+ ..      16,430
                                                   ------------
   RUSSIA -- 0.2%
     12,400   OAO Lukoil Holding, ADR .............     458,800
                                                   ------------
   SINGAPORE -- 0.9%
     65,035   Datacraft Asia Ltd. .................     306,966
    111,000   DBS Group Holdings Ltd. .............   1,254,650
    370,000   Singapore Technologies Engineering Ltd.   595,318
                                                   ------------
                                                      2,156,934
                                                   ------------
   SPAIN -- 0.7%
     57,000   Banco Bilbao Vizcaya Argentaria, S.A.     848,198
     35,000   Telefonica S.A.+ ....................     578,328
      5,000   Telefonica S.A., ADR+ ...............     250,000
                                                   ------------
                                                      1,676,526
                                                   ------------
   SWEDEN -- 0.5%
     41,000   ForeningsSparbanken AB ..............     627,893
     50,000   Telefonaktiebolaget LM Ericsson, Class B  569,655
                                                   ------------
                                                      1,197,548
                                                   ------------
   SWITZERLAND -- 3.8%
        530   Compagnie Financiere Richemont AG ...   1,417,803
      1,000   Holderbank Financiere Glarus AG+ ....   1,203,332
        233   Nestle S.A. .........................     543,499
      1,380   Novartis AG+ ........................   2,439,803
        915   PubliGroupe S.A. ....................     440,420
        594   Swiss Re ............................   1,424,060
      4,047   Swisscom AG .........................   1,052,645
      5,430   Syngenta AG+ ........................     291,507
                                                   ------------
                                                      8,813,069
                                                   ------------
   TAIWAN -- 0.6%
     22,200   Asustek Computer, Inc., GDR .........      68,265
     82,680   Taiwan Semiconductor
               Manufacturing Company Ltd., ADR+ ...   1,426,230
                                                   ------------
                                                      1,494,495
                                                   ------------
   UNITED KINGDOM -- 10.8%
    134,700   AstraZeneca Group Plc ...............   6,709,639
     16,000   AstraZeneca Group Plc, ADR ..........     824,000
     91,917   BAE Systems Plc .....................     524,505
     13,000   Bookham Technology Plc+ .............     187,009
    686,000   Corus Group Plc .....................     717,323
    109,900   Dimension Data Holdings Plc+ ........     742,042
     15,500   GlaxoSmithKline Plc+ ................     437,146
     62,000   Halifax Group Plc ...................     614,505
    123,470   Lloyds TSB Group Plc ................   1,305,832
     19,900   PowerGen Plc ........................     187,872
     25,100   Prudential Plc ......................     403,814
     38,000   Reuters Group Plc ...................     643,141
     32,000   Royal Bank of Scotland Group Plc ....     756,221
    157,600   Sema Plc ............................     688,612
    339,000   Shell Transport & Trading Company Plc   2,780,126
    120,000   Unilever Plc ........................   1,027,137
  1,830,651   Vodafone AirTouch Plc ...............   6,713,508
                                                   ------------
                                                     25,262,432
                                                   ------------
   UNITED STATES -- 43.9%
     79,000   Advanced Micro Devices, Inc.+ .......$  1,091,187
     44,500   The AES Corporation+ ................   2,464,188
     26,499   Agilent Technologies, Inc.+ .........   1,450,820
     40,000   Alcoa, Inc. .........................   1,340,000
     32,000   The Allstate Corporation ............   1,394,000
     16,800   Altera Corporation+ .................     442,050
     15,500   Amazon.com, Inc.+ ...................     241,219
      7,900   America Online, Inc.+ ...............     274,920
     40,700   American Greetings Corporation, Class A   384,106
     23,975   American International Group, Inc. ..   2,363,036
     11,500   Anheuser-Busch Companies, Inc. ......     523,250
     50,700   Applied Materials, Inc.+ ............   1,936,106
      5,000   Applied Micro Circuits Corporation+ .     375,234
     14,800   AT&T Corporation ....................     200,725
    165,652   AT&T Corporation -
               Liberty Media Group, Class A+ ......   2,246,655
     27,400   Autodesk, Inc. ......................     738,087
     33,000   Baker Hughes, Inc. ..................   1,371,562
     76,900   Bank of America Corporation .........   3,527,787
         19   Berkshire Hathaway, Inc., Class A+ ..   1,349,000
     32,500   Cablevision Systems Corporation,
               Class A+ ...........................   2,760,469
     27,600   Cadence Design Systems, Inc.+ .......     759,000
     28,900   Campbell Soup Company ...............   1,000,662
     40,000   Carnival Corporation ................   1,232,500
     13,000   Centex Corporation ..................     488,312
     46,000   Charter Communications, Inc., Class A+  1,043,625
     23,500   CheckFree Corporation+ ..............   1,011,969
      5,000   Chevron Corporation .................     422,187
     46,100   Circuit City Stores-Circuit City Group    530,150
     13,700   Cisco Systems, Inc.+ ................     524,025
     29,627   Citigroup, Inc. .....................   1,512,829
     23,200   The Clorox Company ..................     823,600
    124,600   Compaq Computer Corporation .........   1,875,230
     21,000   Credence Systems Corporation+ .......     483,000
    130,700   Crown Cork & Seal Company, Inc. .....     972,081
     35,600   Dell Computer Corporation+ ..........     620,775
     44,000   DoubleClick, Inc.+ ..................     484,000
     20,500   Electro Scientific Industries, Inc.+      574,000
     25,600   Fluor Corporation+ ..................     846,400
      9,700   Forest Laboratories, Inc.+ ..........   1,288,887
     23,700   General Mills, Inc. .................   1,056,131
     26,800   Guidant Corporation+ ................   1,445,525
     12,500   H.J. Heinz Company ..................     592,969
     76,000   Hasbro, Inc. ........................     807,500
     40,400   Hewlett-Packard Company .............   1,275,125
     48,000   Household International, Inc. .......   2,640,000
     29,000   Illinois Tool Works, Inc. ...........   1,727,312
     64,400   IMC Global, Inc. ....................   1,002,225
     23,800   Intel Corporation ...................     719,950
      7,400   International Business Machines
               Corporation ........................     629,000
     14,000   International Paper Company .........     571,375
     15,000   Intersil Holding Corporation+ .......     344,063
     50,500   Kellogg Company .....................   1,325,625
      7,500   Kimberly-Clark Corporation ..........     530,175
     43,700   KLA Tencor Corporation+ .............   1,472,144
     48,300   The Limited, Inc. ...................     824,119
     22,900   Lockheed Martin Corporation .........     777,455
     52,400   Lowe's Companies, Inc. ..............   2,331,800
      7,800   Macromedia, Inc.+ ...................     473,850
     12,000   Maxim Integrated Products, Inc.+ ....     573,750
     13,100   McDonald's Corporation ..............     445,400
     16,400   Motorola, Inc. ......................     332,100



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2000


                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     40,800   Nike, Inc., Class B .................$  2,277,150
     23,000   NiSource, Inc. ......................     707,250
     20,700   Novellus Systems, Inc.+ .............     743,906
     40,000   Pacific Century Financial Corporation+    707,500
     29,000   PepsiCo, Inc. .......................   1,437,313
     70,075   Pfizer, Inc. ........................   3,223,450
      8,100   PMC-Sierra, Inc.+ ...................     636,863
     23,000   The PMI Group, Inc. .................   1,556,813
     61,200   Raytheon Company, Class A ...........   1,774,800
     29,400   Raytheon Company, Class B ...........     913,238
     28,200   Sprint Corporation (PCS Group)+ .....     576,338
      1,988   Syngenta AG, ADR+ ...................      21,744
     38,200   Teradyne, Inc.+ .....................   1,422,950
     29,400   Texas Instruments, Inc. .............   1,392,825
     14,800   Textron, Inc. .......................     688,200
     30,400   Time Warner, Inc. ...................   1,588,096
     10,200   TMP Worldwide, Inc.+ ................     561,000
     13,000   Transocean Sedco Forex, Inc. ........     598,000
     17,000   UAL Corporation .....................     661,938
     10,800   United Parcel Service, Inc., Class B      635,175
     45,800   USA Education, Inc. .................   3,114,400
     54,600   USA Networks, Inc.+ .................   1,061,288
     36,000   V.F. Corporation ....................   1,304,640
     19,700   Viacom, Inc., Class B+ ..............     920,975
     21,700   W.W. Grainger, Inc. .................     792,050
     33,100   Wal-Mart Stores, Inc. ...............   1,758,438
     68,500   Washington Mutual, Inc. .............   3,634,781
     11,200   Weatherford International, Inc. .....     529,200
     10,000   Wells Fargo & Company ...............     556,875
     25,000   The Williams Companies, Inc. ........     998,438
     37,000   WorldCom, Inc.+ .....................     518,000
      4,500   Yahoo!, Inc.+ .......................     135,773
                                                   ------------
                                                    102,314,633
                                                   ------------
              Total Common Stocks
               (Cost $235,988,279) ................ 221,758,381
                                                   ------------
PREFERRED STOCKS -- 0.1%
   AUSTRALIA -- 0.0%#
        125   News Corporation Ltd. ...............         889
                                                   ------------
   BERMUDA -- 0.1%
 33,000,000   Sanwa International Finance Bermuda
               Trust ..............................     283,910
                                                   ------------
              Total Preferred Stocks
               (Cost $318,612) ....................     284,799
                                                   ------------
   PRINCIPAL
    AMOUNT
  -----------
CORPORATE BONDS -- 0.3%
   UNITED STATES -- 0.3%
   (Cost $1,119,881)
 $1,619,000   Amazon.com, Inc.,
               4.750% due 02/01/2009 ..............     615,220
                                                   ------------
TOTAL INVESTMENTS (COST $237,426,772*) .....95.6%   222,658,400
OTHER ASSETS AND LIABILITIES (NET) ......... 4.4     10,304,304
                                           -----   ------------
NET ASSETS ................................100.0%  $232,962,704
                                           =====   ============
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $237,453,834.
 +  Non-income producing security.
 #  Amount is less than 0.1%.
** Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.


The industry classification of the Managed Global Series at December 31, 2000 was as follows:

       INDUSTRY                        % OF             VALUE
    CLASSIFICATION                  NET ASSETS        (NOTE 1)
    --------------                  ---------         --------
Advertising ......................      0.6%         $1,485,420
Aerospace/Defense ................      1.7           3,989,998
Airlines .........................      0.3             661,938
Automotive .......................      2.1           4,869,520
Banks ............................      6.7          15,527,540
Broadcast, Radio and Television ..      5.5          12,781,655
Building & Construction ..........      0.7           1,732,229
Chemicals ........................      0.1             313,251
Computer Industry ................      4.9          11,415,060
Consumer Products ................      3.9           9,169,726
Diversified Operations ...........      3.0           6,899,664
Electronics ......................     11.0          25,616,958
Financial Services ...............      4.8          11,142,550
Food and Beverages ...............      3.5           8,135,480
Health Care ......................      1.7           3,995,558
Insurance ........................      4.3          10,053,460
Leisure/Entertainment ............      0.5           1,232,500
Manufacturing ....................      7.5          17,361,869
Metals/Mining ....................      0.2             524,879
Oil and Gas ......................      3.9           9,009,713
Paper and Forest Products ........      0.4             900,294
Pharmaceuticals ..................      7.5          17,366,810
Printing/Publishing ..............      0.7           1,528,618
Real Estate Investment Trust .....      0.7           1,541,620
Restaurants ......................      0.2             445,400
Retail ...........................      3.9           9,016,945
Semiconductors ...................      1.9           4,386,744
Services .........................      0.9           2,097,133
Telecommunications ...............     11.1          26,096,559
Utilities ........................      1.4           3,359,309
                                      -----        ------------
TOTAL INVESTMENTS                      95.6%        222,658,400
OTHER ASSETS AND LIABILITIES (NET)      4.4          10,304,304
                                      -----        ------------
NETASSETS                             100.0%       $232,962,704
                                      =====        ============

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                 CONTRACTS TO RECEIVE
              --------------------------
 EXPIRATION        LOCAL      IN EXCHANGE             UNREALIZED
    DATE         CURRENCY         FOR        VALUE   APPRECIATION
 ----------   --------------   ---------   --------- ------------
 03/05/2001   EUR    639,014   $ 560,000   $ 600,600   $ 40,600
 06/08/2001   EUR  1,983,041   1,771,000   1,869,788     98,788
                                                       --------
                                                       $139,388
                                                       --------
Net Unrealized Appreciation
   of Forward Foreign Exchange Contracts ..........    $139,388
                                                       ========

--------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  EUR -- European Monetary Unit
                  GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2000


                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 94.6%
   AEROSPACE/DEFENSE -- 2.9%
     11,700   Lockheed Martin Corporation ........ $    397,215
     43,800   Raytheon Company, Class B ..........    1,360,537
     18,900   United Technologies Corporation ....    1,486,012
                                                   ------------
                                                      3,243,764
                                                   ------------
   APPAREL AND TEXTILES -- 0.3%
      6,800   Jones Apparel Group, Inc.+ .........      218,875
      2,800   V.F. Corporation ...................      101,472
                                                   ------------
                                                        320,347
                                                   ------------
   BANKS -- 3.5%
     51,900   Bank of America Corporation ........    2,380,912
     13,100   Bank One Corporation ...............      479,787
     20,700   Wells Fargo & Company ..............    1,152,731
                                                   ------------
                                                      4,013,430
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 7.6%
     20,900   Adelphia Communications Corporation,
               Class A+ ..........................    1,078,962
     98,600   AT&T Corporation - Liberty Media Group,
               Class A+ ..........................    1,337,262
     21,300   Cablevision Systems Corporation,
                Class A+ .........................    1,809,169
     17,700   Charter Communications, Inc., Class A+    401,569
     20,900   Fox Entertainment Group, Inc., Class A+   373,587
     34,700   Time Warner, Inc. ..................    1,812,728
     23,000   USA Networks, Inc.+ ................      447,062
     20,600   Viacom, Inc., Class A+ .............      968,200
      7,000   Viacom, Inc., Class B+ .............      327,250
                                                   ------------
                                                      8,555,789
                                                   ------------
   CHEMICALS -- 0.1%
      5,442   Syngenta AG, ADR+ ..................       59,522
                                                   ------------
   COMPUTER INDUSTRY -- 7.6%
      4,300   Autodesk, Inc. .....................      115,831
     19,500   Cadence Design Systems, Inc.+ ......      536,250
     31,100   CheckFree Corporation+ .............    1,339,244
     13,700   Cisco Systems, Inc.+ ...............      524,025
     62,400   Compaq Computer Corporation ........      939,120
     34,000   Dell Computer Corporation+ .........      592,875
     22,900   DoubleClick, Inc.+ .................      251,900
     45,000   Genuity, Inc.+ .....................      227,812
     23,600   Hewlett-Packard Company ............      744,875
      6,100   International Business Machines
               Corporation .......................      518,500
      3,500   Juniper Networks, Inc.+ ............      441,219
     13,800   Macromedia, Inc.+ ..................      838,350
     29,700   PeopleSoft, Inc.+ ..................    1,104,469
      5,000   webMethods, Inc.+ ..................      444,687
                                                   ------------
                                                      8,619,157
                                                   ------------
   CONSUMER PRODUCTS -- 3.1%
     27,800   The Clorox Company .................      986,900
     12,700   Hasbro, Inc. .......................      134,937
     33,300   Nike, Inc., Class B ................    1,858,556
     11,500   Philip Morris Companies, Inc. ......      506,000
                                                   ------------
                                                      3,486,393
                                                   ------------
   ELECTRONICS -- 3.1%
     28,491   Agilent Technologies, Inc.+ ........    1,559,882
     14,100   Emerson Electric Company ...........    1,111,256
     22,000   Koninklijke (Royal) Philips
               Electronics N.V. ..................      797,500
                                                   ------------
                                                      3,468,638
                                                   ------------


                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                           --------
   FINANCIAL SERVICES -- 5.2%
      8,392   Citigroup, Inc. .................... $    428,538
     28,500   Household International, Inc. ......    1,567,500
     31,000   USA Education, Inc. ................    2,108,000
     34,200   Washington Mutual, Inc. ............    1,814,737
                                                   ------------
                                                      5,918,775
                                                   ------------
   FOOD AND BEVERAGES -- 6.9%
     17,800   Anheuser-Busch Companies, Inc. .....      809,900
     50,600   Campbell Soup Company ..............    1,752,025
     25,300   ConAgra, Inc. ......................      657,800
     21,600   General Mills, Inc. ................      962,550
     11,600   H.J. Heinz Company .................      550,275
     79,800   Kellogg Company ....................    2,094,750
     19,200   PepsiCo, Inc. ......................      951,600
                                                   ------------
                                                      7,778,900
                                                   ------------
   HEALTH CARE -- 2.7%
     20,900   Becton, Dickinson & Company ........      723,662
     19,300   Guidant Corporation+ ...............    1,040,994
     21,800   Medtronic, Inc. ....................    1,316,175
        800   PacifiCare Health Systems, Inc.+ ...       12,000
                                                   ------------
                                                      3,092,831
                                                   ------------
   INSURANCE -- 4.4%
     15,400   The Allstate Corporation ...........      670,862
      4,100   Cincinnati Financial Corporation ...      162,206
     24,100   The Hartford Financial Services Group,
               Inc. ..............................    1,702,062
      9,900   Jefferson-Pilot Corporation ........      740,025
     11,600   Lincoln National Corporation .......      548,825
      5,500   The PMI Group, Inc. ................      372,281
     15,000   The St. Paul Companies, Inc. .......      814,688
                                                   ------------
                                                      5,010,949
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 1.6%
     59,500   Carnival Corporation ...............    1,833,344
                                                   ------------
   MANUFACTURING -- 4.2%
     36,800   Alcoa Inc. .........................    1,232,800
     41,500   Illinois Tool Works, Inc. ..........    2,471,844
      6,100   Textron, Inc. ......................      283,650
     14,100   Tyco International Ltd. ............      782,550
                                                   ------------
                                                      4,770,844
                                                   ------------
   METALS/MINING -- 0.1%
     12,100   Massey Energy Company ..............      154,275
                                                   ------------
   OIL AND GAS -- 7.4%
     40,800   Baker Hughes, Inc. .................    1,695,750
     11,200   Exxon Mobil Corporation ............      973,700
      9,200   Royal Dutch Petroleum Company, NY Shares  557,175
     30,500   Shell Transport & Trading Company, ADR  1,505,938
     10,400   Texaco, Inc. .......................      646,100
     10,600   Transocean Sedco Forex, Inc. .......      487,600
     18,600   Weatherford International, Inc.+ ...      878,850
     40,200   Williams Companies, Inc. ...........    1,605,488
                                                   ------------
                                                      8,350,601
                                                   ------------
   PHARMACEUTICALS -- 7.2%
     43,800   AstraZeneca Group Plc, ADR .........    2,255,700
     10,300   Forest Laboratories, Inc.+ .........    1,368,613
      4,500   Genentech, Inc.+ ...................      366,750
      5,000   Millennium Pharmaceuticals, Inc.+ ..      309,375
     82,800   Pfizer, Inc. .......................    3,808,800
                                                   ------------
                                                      8,109,238
                                                   ------------


                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   RESTAURANTS -- 0.7%
     21,800   McDonald's Corporation ..............$    741,200
                                                   ------------
   RETAIL -- 3.6%
     17,400   Amazon.com, Inc.+ ...................     270,788
     42,200   Circuit City Stores-Circuit City Group    485,300
     37,500   Dollar General Corporation ..........     707,813
     24,000   The Gap, Inc. .......................     612,000
     42,700   Lowe's Companies, Inc. ..............   1,900,150
      7,400   Williams-Sonoma, Inc.+ ..............     148,000
                                                   ------------
                                                      4,124,051
                                                   ------------
   SEMICONDUCTORS -- 9.0%
     14,200   Altera Corporation+ .................     373,638
     59,000   Applied Materials, Inc.+ ............   2,253,063
      7,800   Applied Micro Circuits Corporation+ .     585,366
      9,900   Credence Systems Corporation+ .......     227,700
     14,800   Intel Corporation ...................     447,700
     10,200   Intersil Holding Corporation+ .......     233,962
     34,600   KLA-Tencor Corporation+ .............   1,165,588
      5,100   Micron Technology, Inc.+ ............     181,050
        500   MIPS Technologies, Inc., Class A+ ...      13,344
      7,300   MIPS Technologies, Inc., Class B+ ...     186,036
     18,000   Novellus Systems, Inc.+ .............     646,875
      9,800   PMC-Sierra, Inc.+ ...................     770,525
     37,100   Teradyne, Inc.+ .....................   1,381,975
     30,660   Texas Instruments, Inc. .............   1,452,518
     13,000   Virata Corporation+ .................     141,375
      3,900   Xilinx, Inc.+ .......................     179,888
                                                   ------------
                                                     10,240,603
                                                   ------------
   SERVICES -- 2.7%
      2,000   BEA Systems, Inc.+ ..................     134,625
          9   Berkshire Hathaway, Inc., Class A+ ..     639,000
      9,600   Ecolab, Inc. ........................     414,600
     18,800   Fluor Corporation+ ..................     621,575
     12,900   The Interpublic Group of Companies, Inc.  549,056
      6,800   TMP Worldwide, Inc.+ ................     374,000
      9,200   W.W. Grainger, Inc. .................     335,800
                                                   ------------
                                                      3,068,656
                                                   ------------
   TELECOMMUNICATIONS -- 5.3%
     17,000   AT&T Corporation ....................     294,313
        400   Corvis Corporation+ .................       9,525
     18,000   EchoStar Communications Corporation,
               Class A+ ...........................     409,500
      5,000   JDS Uniphase Corporation+ ...........     208,438
     34,000   Loral Space & Communications Ltd.+ ..     108,375
      2,700   Newport Corporation .................     212,245
     54,600   Nokia Oyj, ADR ......................   2,375,100
     18,848   Qwest Communications
                International, Inc.+ ..............     772,768
     11,900   RF Micro Devices, Inc.+ .............     326,506
     24,100   Sprint Corporation (PCS Group)+ .....     492,544
     23,500   Telefonaktiebolaget LM Ericsson,
               Class B, ADR .......................     262,906
     12,500   TyCom Ltd.+ .........................     279,688
     18,100   WorldCom, Inc.+ .....................     253,400
                                                   ------------
                                                      6,005,308
                                                   ------------
   TRANSPORTATION -- 1.6%
     20,600   Canadian National Railway Company+ ..     611,563
     14,300   CNF, Inc. ...........................     483,519
     13,900   Union Pacific Corporation ...........     705,425
                                                   ------------
                                                      1,800,507
                                                   ------------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   UTILITIES -- 3.8%
     28,200   The AES Corporation+ ................$  1,561,575
     22,100   Cinergy Corporation .................     776,263
     19,200   Niagara Mohawk Holdings, Inc.+ ......     320,400
     33,600   NiSource, Inc. ......................   1,033,200
     26,400   Northeast Utilities .................     640,200
                                                   ------------
                                                      4,331,638
                                                   ------------
              Total Common Stocks
               (Cost $106,202,914) ................ 107,098,760
                                                   ------------
TOTAL INVESTMENTS (COST $106,202,914*) ...  94.6%   107,098,760
OTHER ASSETS AND LIABILITIES (NET) .......   5.4      6,106,915
                                           -----   ------------
NET ASSETS ............................... 100.0%  $113,205,675
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $106,650,812.
  + Non-income producing security

--------------------------------------------------------------------------------
                            GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                                 ALL CAP SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 86.0%
   BANKS -- 8.4%
     32,900   The Bank of New York Company, Inc. .  $ 1,815,669
     23,800   Bank United Corporation, Class A ...    1,622,862
     64,000   Banknorth Group, Inc. ..............    1,276,000
     72,900   FleetBoston Financial Corporation ..    2,738,306
     45,800   Mercantile Bankshares Corporation ..    1,977,987
                                                     ----------
                                                      9,430,824
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 4.2%
     37,900   AT&T Corporation - Liberty Media Group,
               Class A+ ..........................      514,019
     58,900   The News Corporation Ltd., ADR .....    1,711,781
    114,800   Sinclair Broadcast Group, Inc.,
                Class A+ .........................    1,151,587
     94,000   UnitedGlobalCom, Inc., Class A+ ....    1,280,750
                                                     ----------
                                                      4,658,137
                                                     ----------
   CHEMICALS -- 3.4%
     40,200   OM Group, Inc. .....................    2,195,925
    271,100   PolyOne Corporation ................    1,592,712
                                                     ----------
                                                      3,788,637
                                                     ----------
   COMPUTER INDUSTRY -- 5.3%
     78,500   3Com Corporation+ ..................      667,250
     23,600   About.com, Inc.+ ...................      635,725
     22,300   Caminus Corporation+ ...............      518,475
     72,400   Compaq Computer Corporation ........    1,089,620
    226,500   Genuity, Inc.+ .....................    1,146,656
     33,800   NVIDIA Corporation+ ................    1,107,478
    235,100   Visual Networks, Inc.+ .............      764,075
                                                     ----------
                                                      5,929,279
                                                     ----------
   ELECTRONICS -- 1.3%
     43,000   Solectron Corporation+ .............    1,457,700
                                                     ----------
   FOOD AND BEVERAGES -- 6.6%
    166,200   Hormel Foods Corporation ...........    3,095,475
     47,500   John B. Sanfilippo & Son, Inc.+ ....      190,000
     49,800   Michael Foods, Inc. ................    1,500,225
     64,400   The Pepsi Bottling Group, Inc. .....    2,571,975
                                                     ----------
                                                      7,357,675
                                                     ----------
   HEALTH CARE -- 3.2%
     54,000   HCA-The Healthcare Company .........    2,376,540
     56,100   Health Management Associates, Inc.,
               Class A+ ..........................    1,164,075
                                                     ----------
                                                      3,540,615
                                                     ----------
   MANUFACTURING -- 4.4%
    127,900   AK Steel Holding Corporation .......    1,119,125
     73,100   Alcoa, Inc. ........................    2,448,850
     31,900   Ingersoll-Rand Company .............    1,335,812
                                                     ----------
                                                      4,903,787
                                                     ----------
   OIL AND GAS -- 9.0%
     57,500   3TEC Energy Corporation+ ...........    1,020,625
     44,900   Diamond Offshore Drilling, Inc. ....    1,796,000
     65,700   R&B Falcon Corporation+ ............    1,506,994
     28,200   Seacor Smit, Inc.+ .................    1,484,025
     62,000   Suncor Energy, Inc.+ ...............    1,592,625
    182,900   Tesoro Petroleum Corporation+ ......    2,126,213
     17,000   Tosco Corporation ..................      576,938
                                                     ----------
                                                     10,103,420
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 1.0%
     28,800   International Paper Company ........    1,175,400
                                                     ----------
   PHARMACEUTICALS -- 6.2%
     13,700   Invitrogen Corporation+ ............  $ 1,183,337
     85,400   Ligand Pharmaceuticals, Inc. Class B+   1,195,600
     25,100   Merck & Company, Inc. ..............    2,349,988
     49,500   Novartis AG, ADR ...................    2,215,125
                                                     ----------
                                                      6,944,050
                                                     ----------
   PRINTING/PUBLISHING -- 1.1%
     99,400   PRIMEDIA, Inc.+ ....................    1,186,588
                                                     ----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.0%
     33,400   Equity Office Properties Trust .....    1,089,675
                                                     ----------
   RESTAURANTS -- 1.9%
     82,500   Wendy's International, Inc. ........    2,165,625
                                                     ----------
   RETAIL -- 14.1%
    107,400   Costco Wholesale Corporation+ ......    4,289,288
      7,215   Delhaize America, Inc., Class A ....      127,615
     73,300   Delhaize America, Inc., Class B ....    1,319,400
    134,600   Federated Department Stores, Inc.+ .    4,711,000
     61,400   Pathmark Stores, Inc.+ .............    1,013,100
     47,600   Safeway, Inc.+ .....................    2,975,000
    113,500   Staples, Inc.+ .....................    1,340,719
                                                     ----------
                                                     15,776,122
                                                     ----------
   SEMICONDUCTORS -- 1.0%
     85,300   Advanced Micro Devices, Inc.+ ......    1,178,206
                                                     ----------
   SERVICES -- 1.7%
     75,400   Organic, Inc.+ .....................       61,263
     40,100   Paradigm Geophysical Ltd. ..........      180,450
    122,300   Razorfish, Inc.+ ...................      198,738
    129,600   Scient Corporation+ ................      421,200
    262,300   Viant Corporation+ .................    1,041,003
                                                     ----------
                                                      1,902,654
                                                     ----------
   TELECOMMUNICATIONS -- 12.2%
     41,600   CommScope, Inc.+ ...................      689,000
    119,700   Dobson Communications Corporation,
               Class A+ ..........................    1,750,613
     51,200   General Motors Corporation, Class H+    1,177,600
     84,400   Latitude Communications, Inc.+ .....      327,050
     31,100   NTL, Inc.+ .........................      744,456
     20,000   Palm, Inc.+ ........................      566,250
     37,500   Rogers Wireless Communications, Inc.,
               Class B+ ..........................      663,281
     45,200   SBC Communications, Inc. ...........    2,158,300
     63,100   Verizon Communications, Inc. .......    3,162,888
    170,800   WorldCom, Inc.+ ....................    2,391,200
                                                     ----------
                                                     13,630,638
                                                     ----------
              Total Common Stocks
               (Cost $96,549,037) ................   96,219,032
                                                     ----------

  PRINCIPAL
    AMOUNT
 -----------
CORPORATE BONDS AND NOTES -- 3.4%
   COMPUTER INDUSTRY -- 1.5%
 $2,919,000   DoubleClick, Inc.,
               4.750% due 03/15/2006 .............    1,678,425
                                                     ----------
   FINANCIAL SERVICES -- 0.0%#
     40,000   Contifinancial Corporation,
               8.125% due 04/01/2008 .............        6,200
                                                     ----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                 ALL CAP SERIES

                                DECEMBER 31, 2000

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  --------                                            --------
CORPORATE BONDS AND NOTES -- (CONTINUED)
   OIL AND GAS -- 0.8%
 $1,675,000   Friede Goldman Halter,
               4.500% due 09/15/2004 .............   $  879,375
                                                     ----------
   RETAIL -- 1.1%
  3,415,000   Amazon.com, Inc.,
               4.750% due 02/01/2009 .............    1,297,700
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $4,405,139) .................    3,861,700
                                                     ----------
     NUMBER OF                   EXPIRATION  STRIKE
     CONTRACTS                      DATE      PRICE
    -----------                  ----------  ------
PUT STOCK OPTIONS PURCHASED -- 0.4%
         62  Costco Wholesale
               Corporation ..... 01/20/2001 $  32.50      1,550
        123  S&P 500 ........... 01/20/2001 1,275.00    184,500
         51  S&P 500 ........... 01/20/2001 1,300.00    112,200
         41  S&P 500 ........... 02/17/2001 1,275.00    100,450
                                                    -----------
              Total Put Stock Options Purchased
               (Cost $511,518) .....................    398,700
                                                    -----------
   PRINCIPAL
    AMOUNT
  ----------
REPURCHASE AGREEMENT -- 12.3%
   (Cost $13,753,000)
$13,753,000   Agreement with J.P. Morgan Securities, Inc.,
               5.800% dated 12/29/2000 to be
               repurchased at $13,761,863 on
               01/02/2001, collateralized by
               $13,736,000 U.S. Treasury Bonds,
               5.250% due 08/15/2003 (market
               value $14,028,027) ................    13,753,000
                                                    ------------
 TOTAL INVESTMENTS (COST $115,218,694*) .... 102.1%  114,232,432
                                                    ------------

     NUMBER OF                    EXPIRATION  STRIKE     VALUE
     CONTRACTS                       DATE      PRICE   (NOTE 1)
     ---------                    ----------  ------   --------
LIABILITY FOR CALL OPTIONS WRITTEN -- 0.0%#
(Premiums Received $4,749)
         46  Costco Wholesale
               Corporation ......01/20/2001 $37.50  $    (21,275)
                                                    ------------
OTHER ASSETS AND LIABILITIES (NET) ........  (2.1)    (2,324,465)
                                            -----   ------------
NET ASSETS ................................ 100.0%  $111,886,692
                                            =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $115,380,319.
  + Non-income producing security.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                            GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 94.9%
   AEROSPACE/DEFENSE -- 4.4%
    205,400   The Boeing Company ................$   13,556,400
    111,900   General Dynamics Corporation ......     8,728,200
    352,700   United Technologies Corporation ...    27,731,037
                                                 --------------
                                                     50,015,637
                                                 --------------
   AUTOMOTIVE -- 0.6%
    154,600   Harley-Davidson, Inc. .............     6,145,350
                                                 --------------
   BANKS -- 3.6%
    281,900   Bank of Scotland+ .................     2,949,821
    130,500   FleetBoston Financial Corporation .     4,901,906
    466,995   HSBC Holdings Plc+ ................     6,871,332
    167,978   J.P. Morgan Chase & Company .......     7,632,500
    157,400   PNC Financial Services Group ......    11,500,037
    263,800   U.S. Bancorp ......................     7,699,662
                                                 --------------
                                                     41,555,258
                                                 --------------
   BROADCAST, RADIO AND TELEVISION -- 3.1%
    116,900   Clear Channel Communications, Inc.+     5,662,344
    158,800   Comcast Corporation, Special Class A+   6,629,900
     70,700   Gemstar-TV Guide International, Inc.+   3,278,712
    155,025   Infinity Broadcasting Corporation,
               Class A+ .........................     4,331,011
     67,300   Time Warner, Inc. .................     3,515,752
    245,934   Viacom, Inc., Class B+ ............    11,497,414
                                                 --------------
                                                     34,915,133
                                                 --------------
   CHEMICALS -- 0.3%
     19,800   Air Products and Chemicals, Inc. ..       811,800
     12,800   Rohm and Haas Company .............       464,800
     38,574   Syngenta AG+ ......................     2,070,927
                                                 --------------
                                                      3,347,527
                                                 --------------
   COMPUTER INDUSTRY -- 13.9%
     56,800   Akamai Technologies, Inc.+ ........     1,196,350
     37,200   Brocade Communications Systems, Inc.+   3,415,425
    158,100   Cabletron Systems, Inc.+ ..........     2,381,381
      7,200   Check Point Software Technologies Ltd.+   961,650
    790,100   Cisco Systems, Inc.+ ..............    30,221,325
    170,700   Compaq Computer Corporation .......     2,569,035
     40,150   E.piphany, Inc.+ ..................     2,165,591
    410,000   EMC Corporation+ ..................    27,265,000
     51,000   Emulex Corporation+ ...............     4,076,812
     71,900   Exodus Communications, Inc.+ ......     1,438,000
     57,200   Extreme Networks, Inc.+ ...........     2,237,950
    257,200   International Business Machines
               Corporation ......................    21,862,000
     46,600   Macromedia, Inc.+ .................     2,830,950
    390,000   Microsoft Corporation+ ............    16,965,000
    168,300   Oracle Corporation+ ...............     4,891,219
     52,600   Rational Software Corporation+ ....     2,048,112
     45,100   Redback Networks, Inc.+ ...........     1,849,100
     10,690   Selectica, Inc.+ ..................       258,564
    587,800   Sun Microsystems, Inc.+ ...........    16,384,925
     67,390   VeriSign, Inc.+ ...................     4,999,496
    110,101   VERITAS Software Corporation+ .....     9,633,798
                                                 --------------
                                                    159,651,683
                                                 --------------
   ELECTRONICS -- 1.5%
    439,692   Flextronics International Ltd.+ ...    12,531,222
     45,200   Sanmina Corporation+ ..............     3,463,450
     45,400   SCI Systems, Inc.+ ................     1,197,425
                                                 --------------
                                                     17,192,097
                                                 --------------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   FINANCIAL SERVICES -- 4.2%
    114,500   Capital One Financial Corporation .$    7,535,531
    481,253   Citigroup, Inc. ...................    24,573,981
     30,930   The Goldman Sachs Group, Inc. .....     3,307,577
     22,600   Lehman Brothers Holdings, Inc. ....     1,528,325
    110,500   Merrill Lynch & Company, Inc. .....     7,534,719
     42,900   Morgan Stanley Dean Witter & Company    3,399,825
                                                 --------------
                                                     47,879,958
                                                 --------------
   FOOD AND BEVERAGES -- 1.3%
    163,000   Anheuser-Busch Companies, Inc. ....     7,416,500
     80,900   The Quaker Oats Company ...........     7,877,637
                                                 --------------
                                                     15,294,137
                                                 --------------
   HEALTH CARE -- 1.3%
    253,300   Medtronic, Inc. ...................    15,292,987
                                                 --------------
   INSURANCE -- 5.7%
    100,300   AFLAC, Inc. .......................     7,240,406
    249,237   American International Group, Inc.     24,565,422
     27,600   CIGNA Corporation .................     3,651,480
    131,900   The Hartford Financial Services
               Group, Inc. ......................     9,315,437
    187,000   John Hancock Financial Services, Inc.   7,035,875
    164,500   The St. Paul Companies, Inc. ......     8,934,406
    173,800   UnumProvident Corporation .........     4,670,875
                                                 --------------
                                                     65,413,901
                                                 --------------
   MANUFACTURING -- 8.4%
    273,400   Alcoa, Inc. .......................     9,158,900
    246,600   Deere & Company ...................    11,297,362
    699,600   General Electric Company ..........    33,537,075
     70,700   Ingersoll-Rand Company ............     2,960,563
     23,370   SPX Corporation+ ..................     2,528,342
    656,268   Tyco International Ltd. ...........    36,422,874
                                                 --------------
                                                     95,905,116
                                                 --------------
   OIL AND GAS -- 11.4%
     48,400   Baker Hughes, Inc. ................     2,011,625
    277,570   BP Amoco Plc, ADR .................    13,288,664
    404,400   Conoco Inc., Class B ..............    11,702,325
     45,300   Devon Energy Corporation ..........     2,761,941
    139,900   Dynegy Inc., Class A ..............     7,843,144
     95,500   Enron Corporation .................     7,938,438
     83,100   EOG Resources, Inc. ...............     4,544,531
    269,874   Exxon Mobil Corporation ...........    23,462,171
    389,500   Global Marine, Inc.+ ..............    11,052,063
    162,400   Noble Drilling Corporation+ .......     7,054,250
    259,100   Royal Dutch Petroleum Company+ ....    15,874,783
    208,500   Santa Fe International Corporation      6,685,031
    184,800   Transocean Sedco Forex, Inc. ......     8,500,800
    134,400   Weatherford International, Inc. ...     6,350,400
     30,800   The Williams Companies, Inc. ......     1,230,075
                                                 --------------
                                                    130,300,241
                                                 --------------
   PHARMACEUTICALS -- 9.2%
    307,700   American Home Products Corporation     19,554,335
    117,900   Applera Corporation -
               Applied Biosystems Group .........    11,089,969
    380,300   Bristol-Myers Squibb Company ......    28,118,431
      5,600   Novartis AG .......................     9,900,648
    324,250   Pfizer, Inc. ......................    14,915,500
    366,459   Pharmacia Corporation .............    22,353,999
                                                 --------------
                                                    105,932,882
                                                 --------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   PRINTING/PUBLISHING -- 0.2%
     69,800   The Reader's Digest Association, Inc.,
               Class A ..........................  $  2,730,925
                                                 --------------
   RETAIL -- 8.5%
    534,940   CVS Corporation ...................    32,062,966
     23,400   Fast Retailing Company Ltd.+ ......     4,585,743
    217,300   RadioShack Corporation ............     9,303,156
    483,300   Safeway, Inc.+ ....................    30,206,250
    408,900   Wal-Mart Stores, Inc. .............    21,722,813
                                                 --------------
                                                     97,880,928
                                                 --------------
   SEMICONDUCTORS -- 2.0%
     54,100   Analog Devices, Inc.+ .............     2,769,244
    264,700   Atmel Corporation+ ................     3,077,138
    482,600   Intel Corporation .................    14,598,650
     35,262   QLogic Corporation+ ...............     2,715,174
                                                 --------------
                                                     23,160,206
                                                 --------------
   SERVICES -- 2.2%
    193,500   Automatic Data Processing, Inc. ...    12,250,969
      9,700   BEA Systems, Inc.+ ................       652,931
    213,400   Computer Sciences Corporation+ ....    12,830,675
                                                 --------------
                                                     25,734,575
                                                 --------------
   TELECOMMUNICATIONS -- 11.6%
     22,800   Allegiance Telcom, Inc.+ ..........       507,656
    180,400   American Tower Corporation, Class A+    6,832,650
    227,700   CIENA Corporation+ ................    18,529,088
    115,700   Comverse Technology, Inc.+ ........    12,567,913
    326,209   Corning, Inc. .....................    17,227,913
    234,600   EchoStar Communications Corporation,
               Class A+ .........................     5,337,150
    318,930   FLAG Telecom Holdings Ltd.+             1,993,313
    452,700   Global Crossing Ltd.+ .............     6,479,269
    110,300   Level 3 Communications, Inc.+ .....     3,619,219
    522,800   Metromedia Fiber Network, Inc.,
               Class A+ .........................     5,293,350
    271,210   Nortel Networks Corporation .......     8,695,671
    430,500   Qwest Communications International,
               Inc.+ ............................    17,650,500
    169,300   SBA Communications Corporation+ ...     6,951,881
    365,100   Sprint Corporation (PCS Group)+ ...     7,461,731
     33,100   Time Warner Telecom, Inc., Class A+     2,099,781
    191,900   TyCom, Ltd.+ ......................     4,293,763
  1,927,919   Vodafone AirTouch Plc+ ............     7,070,217
                                                 --------------
                                                    132,611,065
                                                 --------------
   UTILITIES -- 1.5%
    193,100   The AES Corporation+ ..............    10,692,913
    144,200   Calpine Corporation+ ..............     6,498,013
                                                 --------------
                                                     17,190,926
                                                 --------------
              Total Common Stocks
               (Cost $1,051,773,457) ............ 1,088,150,532
                                                 --------------


       PRINCIPAL                                          VALUE
        AMOUNT                                          (NOTE 1)
       ---------                                        --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.4%
              Federal Home Loan Bank:
$10,506,000    5.500% due 01/02/2001 ............$   10,501,185
 15,000,000    5.700% due 01/24/2001 ............    14,935,417
 25,649,000   Federal Home Loan Mortgage Corporation,
               6.200% due 01/02/2001 ............    25,636,817
                                                 --------------
              Total U.S. Government Agency Discount Notes
               (Cost $51,073,419) ...............    51,073,419
                                                 --------------
TOTAL INVESTMENTS (COST $1,102,846,876*)   99.3%  1,139,223,951
OTHER ASSETS AND LIABILITIES (NET) ......   0.7       7,971,655
                                          ------ --------------
NET ASSETS .............................. 100.0% $1,147,195,606
                                          ====== ==============

 ------------------------------
  * Aggregate cost for Federal tax purposes is $1,104,437,394.
  + Non-income producing security.

--------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 90.2%
   BANKS -- 2.4%
     50,000   The Bank of New York Company, Inc. . $  2,759,375
    201,000   J.P. Morgan Chase & Company ........    9,132,937
                                                   ------------
                                                     11,892,312
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 10.5%
    738,000   Comcast Corporation, Special Class A+  30,811,500
    442,000   Cox Communications, Inc., Class A+ .   20,580,625
                                                   ------------
                                                     51,392,125
                                                   ------------
   COMPUTER INDUSTRY -- 7.8%
     87,500   America Online, Inc.+ ..............    3,045,000
    328,000   Apple Computer, Inc.+ ..............    4,879,000
     88,100   At Home Corporation, Series A+ .....      487,303
    241,400   Cisco Systems, Inc.+ ...............    9,233,550
    380,000   Compaq Computer Corporation ........    5,719,000
     70,000   EMC Corporation+ ...................    4,655,000
     42,500   Microsoft Corporation+ .............    1,848,750
    212,000   Oracle Corporation+ ................    6,161,250
     80,000   Sun Microsystems, Inc.+ ............    2,230,000
                                                   ------------
                                                     38,258,853
                                                   ------------
   CONSUMER PRODUCTS -- 1.3%
     93,500   Kimberly-Clark Corporation .........    6,609,515
                                                   ------------
   ELECTRONICS -- 1.9%
    152,900   Celestica, Inc.+ ...................    8,294,825
     29,000   Solectron Corporation+ .............      983,100
                                                   ------------
                                                      9,277,925
                                                   ------------
   FINANCIAL SERVICES -- 14.1%
    185,000   American Express Company ...........   10,163,437
    278,700   Citigroup, Inc. ....................   14,231,136
    328,000   First Data Corporation .............   17,281,500
     55,000   Freddie Mac ........................    3,788,125
     57,000   Merrill Lynch & Company, Inc. ......    3,886,687
      4,000   J.P. Morgan & Company, Inc. ........      662,000
    241,300   Morgan Stanley Dean Witter & Company   19,123,025
                                                   ------------
                                                     69,135,910
                                                   ------------
   HEALTH CARE -- 4.8%
     29,400   Baxter International, Inc. .........    2,596,387
     71,100   Guidant Corporation+ ...............    3,834,956
    107,200   Johnson & Johnson ..................   11,262,700
    100,000   UnitedHealth Group, Inc. ...........    6,137,500
                                                   ------------
                                                     23,831,543
                                                   ------------
   INSURANCE -- 4.7%
    199,000   American International Group, Inc. .   19,613,937
     50,100   The Hartford Financial Services
               Group, Inc. ......................     3,538,313
                                                   ------------
                                                     23,152,250
                                                   ------------
   MANUFACTURING -- 7.4%
    258,300   Honeywell International, Inc. .....    12,220,819
    430,800   Tyco International Ltd. ...........    23,909,400
                                                   ------------
                                                     36,130,219
                                                   ------------
   OIL AND GAS -- 7.0%
    157,600   BP Amoco Plc, ADR .................     7,545,100
     32,000   Chevron Corporation ...............     2,702,000
     67,000   Exxon Mobil Corporation ...........     5,824,812
     74,000   R&B Falcon Corporation+ ...........     1,697,375
     70,000   Schlumberger Ltd. .................     5,595,625
     73,900   Transocean Sedco Forex, Inc. ......     3,399,400
    186,900   Williams Companies, Inc. ..........     7,464,319
                                                   ------------
                                                     34,228,631
                                                   ------------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   PHARMACEUTICALS -- 4.6%
    402,400   Pfizer, Inc. ......................   $18,510,400
     75,000   Schering-Plough Corporation .......     4,256,250
                                                   ------------
                                                     22,766,650
                                                   ------------
   RETAIL -- 11.3%
    146,300   Best Buy Company, Inc.+ ...........     4,324,994
    130,000   Costco Wholesale Corporation+ .....     5,191,875
    100,000   The Gap, Inc. .....................     2,550,000
    172,700   The Kroger Company+ ...............     4,673,694
    189,300   Safeway, Inc.+ ....................    11,831,250
    425,000   Target Corporation ................    13,706,250
    323,500   Walgreen Company ..................    13,526,344
                                                   ------------
                                                     55,804,407
                                                   ------------
   SEMICONDUCTORS -- 2.9%
    192,000   Analog Devices, Inc.+ .............     9,828,000
     40,000   Applied Materials, Inc.+ ..........     1,527,500
     75,000   Teradyne, Inc.+ ...................     2,793,750
                                                   ------------
                                                     14,149,250
                                                   ------------
   SERVICES -- 4.4%
     97,700   Automatic Data Processing, Inc. ...     6,185,631
    184,100   Omnicom Group, Inc. ...............    15,257,288
                                                   ------------
                                                     21,442,919
                                                   ------------
   TELECOMMUNICATIONS -- 5.1%
     36,000   Alcatel SA, ADR ...................     2,013,750
      2,400   Amdocs Ltd.+ ......................       159,000
    573,300   Nextel Communications, Inc., Class A+  14,189,175
    127,000   Nokia Oyj, ADR ....................     5,524,500
    100,000   Nortel Networks Corporation .......     3,206,250
                                                   ------------
                                                     25,092,675
                                                   ------------
              Total Common Stocks
               (Cost $446,056,926) ..............   443,165,184
                                                   ------------
   PRINCIPAL
    AMOUNT
  ----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.9%
   (Cost $48,774,147)
$48,797,000   Federal Home Loan Bank,
               5.620% due 01/02/2001 ............    48,774,147
                                                   ------------
U.S. TREASURY BILLS -- 0.3%
  1,000,000    5.220% due 03/22/2001 ............       987,579
    500,000    5.520% due 03/22/2001 ............       493,790
                                                   ------------
              Total U.S. Treasury Bills
               (Cost $1,481,823) ................     1,481,369
                                                   ------------

TOTAL INVESTMENTS (COST $496,312,896*) .... 100.4%  493,420,700



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 2000

  NUMBER OF                      EXPIRATION STRIKE      VALUE
  CONTRACTS                         DATE     PRICE    (NOTE 1)
  ---------                      ---------- ------    --------
LIABILITY FOR CALL OPTIONS WRITTEN -- (0.1)%
     500     Guidant Corporation 01/20/2001 $50.00 $   (259,375)
     211     Guidant Corporation 01/20/2001  65.00       (2,374)
     560     Merrill Lynch
               & Company, Inc. . 01/20/2001  70.00     (143,500)
     300     Nokia Corporation . 01/20/2001  42.50     (108,750)
                                                   ------------
              (Premiums Received $1,392,957) ....      (513,999)
                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) ........  (0.3)   (1,351,918)
                                            -----  ------------
NET ASSETS ................................ 100.0% $491,554,783
                                            =====  ============

                                                       NET
  NUMBERS OF                                        UNREALIZED
   CONTRACTS                                       DEPRECIATION
  ----------                                       ------------
FUTURES CONTRACTS -- LONG POSITION
      47      S&P 500, March 2001 ...............  $   (142,201)
                                                   ------------
Net unrealized depreciation on
   futures contracts-- Long Position ............  $   (142,201)
                                                   ============
------------------------------
  * Aggregate cost for Federal tax purposes is $498,738,331.
  + Non-income producing security.

--------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 64.2%
   AEROSPACE/DEFENSE -- 0.6%
      1,415   The Boeing Company ...................$    93,390
                                                    -----------
   AUTOMOTIVE -- 0.4%
      1,505   Harley-Davidson, Inc. ................     59,824
                                                    -----------
   BANKS -- 1.3%
      1,885   J.P. Morgan Chase & Company ..........     85,650
      3,895   U.S. Bancorp .........................    113,685
                                                    -----------
                                                        199,335
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 9.0%
     21,475   AT&T Corporation - Liberty Media Group,
               Class A+ ............................    291,255
      9,405   Comcast Corporation, Special Class A+     392,659
      3,860   Cox Communications, Inc., Class A+ ...    179,731
      3,650   Infinity Broadcasting Corporation,
               Class A+ ............................    101,972
      5,605   Time Warner, Inc. ....................    292,805
      2,240   Viacom Inc., Class B+ ................    104,720
                                                    -----------
                                                      1,363,142
                                                    -----------
   CHEMICALS -- 0.8%
      2,625   du Pont (E.I.) de Nemours & Company ..    126,820
                                                    -----------
   COMPUTER INDUSTRY -- 7.7%
        965   Apple Computer, Inc.+ ................     14,354
      9,640   Cisco Systems, Inc.+ .................    368,730
        705   Electronic Arts, Inc.+ ...............     30,051
      6,005   EMC Corporation+ .....................    399,332
      1,270   Inktomi Corporation+ .................     22,701
        740   Macromedia, Inc.+ ....................     44,955
      4,120   Sun Microsystems, Inc.+ ..............    114,845
      2,060   VeriSign, Inc.+ ......................    152,826
        330   VERITAS Software Corporation+ ........     28,875
                                                    -----------
                                                      1,176,669
                                                    -----------
   CONSUMER PRODUCTS -- 1.1%
      1,720   The Gillette Company .................     62,135
      1,315   The Procter & Gamble Company .........    103,145
                                                    -----------
                                                        165,280
                                                    -----------
   FINANCIAL SERVICES -- 5.5%
        285   American Express Company .............     15,657
      4,555   The Charles Schwab Corporation .......    129,248
      9,714   Citigroup, Inc. ......................    496,021
      3,655   Household International, Inc. ........    201,025
                                                    -----------
                                                        841,951
                                                    -----------
   FOOD AND BEVERAGES -- 1.3%
      3,945   Anheuser-Busch Companies, Inc. .......    179,497
        755   WLR Foods, Inc.+ .....................     10,617
                                                    -----------
                                                        190,114
                                                    -----------
   HEALTH CARE -- 1.0%
      2,375   Medtronic, Inc. ......................    143,391
                                                    -----------
   HOTELS/RESORTS -- 0.8%
      9,575   Park Place Entertainment Corporation+     114,302
                                                    -----------
   INSURANCE -- 5.2%
      2,610   American General Corporation .........    212,715
      2,180   American International Group, Inc. ...    214,866
         30   Berkshire Hathaway, Inc., Class B+ ...     70,620
      3,805   John Hancock Financial Services, Inc.     143,163
      1,315   Marsh & McLennan Companies, Inc. .....    153,855
                                                    -----------
                                                        795,219
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   LEISURE AND ENTERTAINMENT -- 0.5%
      2,690   Royal Carribean Cruises Ltd. .........$    71,150
        265   The Walt Disney Company ..............      7,668
                                                    -----------
                                                         78,818
                                                    -----------
   MANUFACTURING -- 3.8%
      9,000   General Electric Company .............    431,437
      2,475   Honeywell International, Inc. ........    117,098
        200   Minnesota Mining and
               Manufacturing Company ...............     24,100
                                                    -----------
                                                        572,635
                                                    -----------
   OIL AND GAS -- 7.1%
      4,105   Burlington Resources, Inc.+ ..........    207,302
      1,790   The Coastal Corporation ..............    158,079
        830   Conoco, Inc., Class A ................     23,759
      5,130   Enron Corporation ....................    426,431
      3,130   Exxon Mobil Corporation ..............    272,114
                                                    -----------
                                                      1,087,685
                                                    -----------
   PHARMACEUTICALS -- 3.9%
        445   Allergan, Inc. .......................     43,082
      3,395   Bristol-Myers Squibb Company .........    251,018
        130   Celgene Corporation+ .................      4,241
      1,320   Eli Lilly & Company ..................    122,843
      3,905   Pfizer, Inc. .........................    179,630
                                                    -----------
                                                        600,814
                                                    -----------
   PRINTING/PUBLISHING -- 0.4%
      1,875   Valassis Communications, Inc.+ .......     59,180
                                                    -----------
   RETAIL -- 1.6%
      2,230   The Gap, Inc. ........................     56,865
      2,370   The Home Depot, Inc. .................    108,279
      5,645   Mattel, Inc. .........................     81,514
                                                    -----------
                                                        246,658
                                                    -----------
   SEMICONDUCTORS -- 3.9%
      4,445   Advanced Micro Devices, Inc.+ ........     61,397
      2,155   Intel Corporation ....................     65,189
      3,665   Maxim Integrated Products, Inc.+ .....    175,233
      6,095   Texas Instruments, Inc. ..............    288,751
                                                    -----------
                                                        590,570
                                                    -----------
   SERVICES -- 0.9%
      2,895   Paychex, Inc. ........................    140,769
                                                    -----------
   TELECOMMUNICATIONS -- 7.3%
      2,860   Corning, Inc. ........................    151,044
     12,600   McLeodUSA, Inc., Class A+ ............    177,975
      2,300   Nextel Communications, Inc., Class A+      56,925
      9,795   Nokia Oyj, ADR .......................    426,083
      3,025   SBC Communications, Inc. .............    144,444
      2,155   Sprint Corporation (PCS Group)+ ......     44,043
      2,155   Verizon Communications, Inc. .........    108,019
                                                    -----------
                                                      1,108,533
                                                    -----------
   UTILITIES -- 0.1%
         70   Duke Energy Corporation ..............      5,968
        295   Kinder Morgan, Inc. ..................     15,395
                                                    -----------
                                                         21,363
                                                    -----------
              Total Common Stocks
               (Cost $9,897,241) ...................  9,776,462
                                                    -----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                                DECEMBER 31, 2000

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
CORPORATE BONDS -- 2.1%
   BANKS -- 0.4%
    $55,000   Firstar Bank, N.A.,
               7.125% due 12/01/2009 .............. $    55,717
                                                    -----------
   FINANCIAL SERVICES -- 1.3%
     50,000   Ford Motor Credit Company,
               6.550% due 09/10/2002 ..............      50,170
              General Electric Capital Corporation:
     40,000    6.750% due 09/11/2003 ..............      40,820
     50,000    7.000% due 03/01/2002 ..............      50,624
     50,000    7.000% due 02/03/2003 ..............      51,053
      5,000   Merrill Lynch & Company,
               6.800% due 11/03/2003 ..............       5,045
                                                    -----------
                                                        197,712
                                                    -----------
   MANUFACTURING -- 0.2%
              Mattel, Inc.:
     15,000    6.000% due 07/15/2003 ..............      14,098
     26,000    6.125% due 07/15/2005 ..............      22,969
                                                    -----------
                                                         37,067
                                                    -----------
   TELECOMMUNICATIONS -- 0.2%
     10,000   Centurytel Inc.,
               8.375% due 10/15/2010 ..............      10,434
     40,000   Corning, Inc.,
               2.068%(a) due 11/08/2015 ...........      28,800
                                                    -----------
                                                         39,234
                                                    -----------
              Total Corporate Bonds
               (Cost $326,474) ....................     329,730
                                                    -----------

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
CONVERTIBLE BONDS -- 0.3%
   OIL AND GAS -- 0.1%
   $ 25,000   Devon Energy Corporation,
               3.826%(a) due 06/27/2005 ........... $    12,313
                                                    -----------
   UTILITIES -- 0.2%
        625   Reliant Energy,
               2.309%+++ due 09/15/2029 ...........      32,891
                                                    -----------
              Total Convertible Bonds
               (Cost $54,818) .....................      45,204
                                                    -----------
U.S. TREASURY NOTES -- 2.9%
    200,000    6.125% due 08/31/2002 ..............     202,719
    235,000    5.250% due 08/15/2003 ..............     235,698
                                                    -----------
              Total U.S. Treasury Notes
               (Cost $432,493) ....................     438,417
                                                    -----------
US GOVERNMENT AGENCY DISCOUNT NOTES -- 45.3%
   (Cost $6,896,723)
  6,900,000   Federal Home Loan Mortgage Corporation,
               5.700% due 01/02/2001 ..............   6,896,723
                                                    -----------
TOTAL INVESTMENTS (COST $17,607,749*) .... 114.8%    17,486,536
OTHER ASSETS AND LIABILITIES (NET) ....... (14.8)   (2,255,585)
                                           -----    -----------
NET ASSETS ............................... 100.0%   $15,230,951
                                           =====    ===========

 ------------------------------
  *  Aggregate cost for Federal tax purposes is $17,627,857.
  +  Non-income producing security.
+++  Floating rate security.  Rate shown is in effect at 12/31/00.
 (a) The rate shown is the effective yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 94.3%
   AIRLINES -- 11.8%
    200,000   Alaska Air Group, Inc.+ ............ $  5,950,000
    630,000   Continental Airlines, Inc., Class B+   32,523,750
    125,000   Delta Air Lines, Inc. ..............    6,273,437
    720,000   Northwest Airlines Corporation+ ....   21,690,000
                                                   ------------
                                                     66,437,187
                                                   ------------
   BANKS -- 0.5%
     60,000   Bank of America Corporation ........    2,752,500
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.7%
    700,000   United Pan-Europe Communications N.V.,
               Class A, ADR+ .....................    7,350,000
    560,000   UnitedGlobalCom, Inc., Class A+ ....    7,630,000
     12,000   ValueVision International, Inc. + ..      151,500
                                                   ------------
                                                     15,131,500
                                                   ------------
   COMPUTER INDUSTRY -- 0.8%
     12,000   Research in Motion Ltd.+ ...........      960,000
    150,000   StorageNetworks, Inc.+ .............    3,721,875
                                                   ------------
                                                      4,681,875
                                                   ------------
   ELECTRONICS -- 5.0%
     30,000   Affymetrix, Inc.+ ..................    2,233,125
    150,000   Fairchild Semiconductor Corporation,
               Class A+ ..........................    2,165,625
    550,000   Flextronics International Ltd.+ ....   15,675,000
     20,000   Sanmina Corporation+ ...............    1,532,500
     60,000   SCI Systems, Inc.+ .................    1,582,500
    153,600   Solectron Corporation+ .............    5,207,040
                                                   ------------
                                                     28,395,790
                                                   ------------
   FINANCIAL SERVICES -- 8.7%
    150,000   Citigroup, Inc. ....................    7,659,375
     20,000   Concord EFS, Inc.+ .................      878,750
     50,000   Edwards (A.G.), Inc. ...............    2,371,875
    100,000   Healthcare Financial Partners, Inc.+^   3,500,000
    500,000   Legg Mason, Inc. ...................   27,250,000
    200,000   MBNA Corporation ...................    7,387,500
                                                   ------------
                                                     49,047,500
                                                   ------------
   HEALTH CARE -- 5.4%
          1   Genzyme Corporation-Genzyme
               Biosurgery Division+ ..............            5
     60,000   Guidant Corporation+ ...............    3,236,250
  1,125,000   Health Management Associates, Inc.,
               Class A+ ..........................   23,343,750
     80,000   Tenet Healthcare Corporation .......    3,555,000
                                                   ------------
                                                     30,135,005
                                                   ------------
   HOTELS/RESORTS -- 2.5%
    450,000   Extended Stay Amererica, Inc.+ .....    5,782,500
    700,000   Park Place Entertainment Corporation+   8,356,250
                                                   ------------
                                                     14,138,750
                                                   ------------
   INSURANCE -- 7.5%
    675,000   ACE Ltd. ...........................   28,645,312
    275,000   CNA Financial Corporation+ .........   10,656,250
     30,000   XL Capital Ltd. Class A ............    2,621,250
                                                   ------------
                                                     41,922,812
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 7.6%
    630,000   Carnival Corporation ...............   19,411,875
    450,000   Metro-Goldwyn-Mayer, Inc.+ .........    7,340,625
    600,000   Royal Carribean Cruises Ltd. .......   15,870,000
                                                   ------------
                                                     42,622,500
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   MANUFACTURING -- 2.1%
     40,000   Deere & Company .................... $  1,832,500
    197,200   Mohawk Industries, Inc.+ ...........    5,398,350
     59,300   Monaco Coach Corporation+ ..........    1,048,869
    450,000   U.S. Industries, Inc. ..............    3,600,000
                                                   ------------
                                                     11,879,719
                                                   ------------
   OIL AND GAS -- 6.7%
    135,000   Diamond Offshore Drilling, Inc. ....    5,400,000
     60,000   Dynegy Inc., Class A ...............    3,363,750
    300,000   Kerr-McGee Corporation+ ............   20,081,250
     20,000   Phillips Petroleum Company .........    1,137,500
    100,000   Santa Fe International Corporation .    3,206,250
     80,700   Stolt Comex Seaway S.A.+ ...........      887,700
    345,000   Stolt Comex Seaway, S.A., ADR+ .....    3,708,750
                                                   ------------
                                                     37,785,200
                                                   ------------
   PHARMACEUTICALS -- 4.4%
     80,000   Applera Corporation -
               Applied Biosystems Group ..........    7,525,000
    120,000   Human Genome Sciences, Inc.+ .......    8,317,500
    320,500   IMS Health, Inc. ...................    8,653,500
                                                   ------------
                                                     24,496,000
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.2%
    147,600   Boston Properties, Inc. ............    6,420,600
     77,629   Canadian Hotel Income Properties ...      452,230
                                                   ------------
                                                      6,872,830
                                                   ------------
   RETAIL -- 2.9%
    380,000   Bed Bath & Beyond, Inc.+ ...........    8,502,500
          1   Delhaize America, Inc., Class A ....           18
    250,000   Family Dollar Stores, Inc. .........    5,359,375
    180,000   Mattel, Inc. .......................    2,599,200
          1   Too, Inc.+ .........................           12
                                                   ------------
                                                     16,461,105
                                                   ------------
   SCHOOLS -- 1.3%
    230,700   Edison Schools, Inc.+ ..............    7,267,050
                                                   ------------
   SEMICONDUCTORS -- 1.6%
    190,000   Altera Corporation+ ................    4,999,375
     50,000   Applied Micro Circuits Corporation+     3,752,344
                                                   ------------
                                                      8,751,719
                                                   ------------
   SERVICES -- 1.8%
     15,000   BEA Systems, Inc.+ ................     1,009,687
    400,000   Viad Corporation ..................     9,200,000
                                                   ------------
                                                     10,209,687
                                                   ------------
   TELECOMMUNICATIONS -- 18.9%
    425,000   Adelphia Business Solutions, Inc.+      1,806,250
     80,000   ALLTEL Corporation ................     4,995,000
    180,000   Amdocs Ltd. .......................    11,925,000
    329,000   AT&T Wireless Group+ ..............     5,695,813
    100,000   CenturyTel, Inc. ..................     3,575,000
  1,100,000   Global TeleSystems Group, Inc. ....       893,750
    150,000   Infonet Services Corporation, Class B+    750,000
    760,000   Millicom International Cellular S.A.+  17,480,000
    600,000   NTL, Inc.+ ........................    14,362,500
    300,000   Scientific-Atlanta, Inc. ..........     9,768,750
    180,000   Telephone and Data Systems, Inc. ..    16,200,000
    280,000   United States Cellular Corporation+    16,870,000
     50,000   Western Wireless Corporation, Class A+  1,959,375
                                                   ------------
                                                    106,281,438
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 2000

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   TRANSPORTATION -- 0.5%
    230,000   Budget Group, Inc., Class A+ ....... $    488,750
    115,000   Knightsbridge Tankers Ltd. .........    2,522,813
                                                   ------------
                                                      3,011,563
                                                   ------------
   UTILITIES -- 0.4%
     20,000   The AES Corporation+ ...............    1,107,500
     20,000   Calpine Corporation+ ...............      901,250
                                                   ------------
                                                      2,008,750
                                                   ------------
              Total Common Stocks
               (Cost $549,031,548) ...............  530,290,480
                                                   ------------
PREFERRED STOCKS -- 0.4%
   INDUSTRIAL -- 0.0%#
      5,617   Hybridon, Inc., Series A+ ..........       55,496
                                                   ------------
   TELECOMMUNICATIONS -- 0.4%
     35,000   Amdocs Ltd. ........................    2,030,000
                                                   ------------
              Total Preferred Stocks
               (Cost $1,417,156) .................    2,085,496
                                                   ------------

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   --------                                            --------
CONVERTIBLE BONDS -- 0.4%
   (Cost $3,890,915)
   TELECOMMUNICATIONS -- 0.4%
 $3,000,000   NTL, Inc.,
               7.000% due 12/15/2008 ............. $  2,336,250
                                                   ------------
     SHARES
     ------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners, Inc.^      615,680
                                                   ------------
   INDUSTRIAL -- 0.0%#
     30,995   Hybridon, Inc. .....................          310
                                                   ------------
              Total Warrants
               (Cost $485,600) ...................      615,990
                                                   ------------
TOTAL INVESTMENTS (COST $554,825,219*) ...  95.2%   535,328,216
OTHER ASSETS AND LIABILITIES (NET) .......   4.8     27,220,429
                                           -----   ------------
NET ASSETS ............................... 100.0%  $562,548,645
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $555,988,815.
  ^ Illiquid security.
  + Non income producing security.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 91.0%
   AUTOMOTIVE -- 0.9%
     80,000   Harley-Davidson, Inc. .............. $  3,180,000
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.2%
    121,900   Hispanic Broadcasting Corporation+ .    3,108,450
     59,700   Macrovision Corporation+ ...........    4,418,733
    113,400   Univision Communications, Inc.,
               Class A+ ..........................    4,642,312
                                                   ------------
                                                     12,169,495
                                                   ------------
   COMPUTER INDUSTRY -- 12.4%
     49,500   Check Point Software Technologies Ltd.+ 6,611,344
     79,400   Emulex Corporation+ ................    6,347,037
    100,000   Extreme Networks, Inc.+ ............    3,912,500
    137,000   Foundry Networks, Inc.+ ............    2,055,000
     38,100   Interwoven, Inc.+ ..................    2,512,219
    115,000   Macromedia, Inc.+ ..................    6,986,250
     52,200   McDATA Corporation, Class B+ .......    2,857,950
     26,700   Mercury Interactive Corporation+ ...    2,409,675
     53,300   NetIQ Corporation+ .................    4,657,087
     69,300   Research in Motion Ltd.+ ...........    5,544,000
     91,000   SanDisk Corporation+ ...............    2,525,250
                                                   ------------
                                                     46,418,312
                                                   ------------
   DIVERSIFIED HOLDINGS -- 1.2%
     74,500   Nasdaq 100 Trust+ ..................    4,348,937
                                                   ------------
   ELECTRONICS -- 5.2%
     32,000   Affymetrix, Inc.+ ..................    2,382,000
    114,300   Methode Electronics, Inc., Class A .    2,621,756
     30,500   PerkinElmer, Inc. ..................    3,202,500
     31,000   Polycom, Inc.+ .....................      997,812
     21,000   Sanmina Corporation+ ...............    1,609,125
    150,000   Tektronix, Inc. ....................    5,053,125
     90,300   Veeco Instruments, Inc.+ ...........    3,623,287
                                                   ------------
                                                     19,489,605
                                                   ------------
   FINANCIAL SERVICES -- 5.9%
     76,200   Capital One Financial Corporation ..    5,014,912
     82,300   Edwards (A.G.), Inc. ...............    3,904,106
     66,300   Fiserv, Inc.+ ......................    3,145,106
     46,300   Lehman Brothers Holdings, Inc. .....    3,131,038
     49,500   SEI Investments Company ............    5,544,000
     38,100   Stilwell Financial, Inc. ...........    1,502,569
                                                   ------------
                                                     22,241,731
                                                   ------------
   HEALTH CARE -- 6.9%
     38,100   Cerner Corporation+ ................    1,762,125
    421,200   Health Management Associates, Inc.,
               Class A+ ..........................    8,739,900
     41,900   Laboratory Corporation
               of America Holdings+ ..............    7,374,400
    110,800   Triad Hospitals, Inc.+ .............    3,607,925
     36,900   Wellpoint Health Networks, Inc.+ ...    4,252,725
                                                   ------------
                                                     25,737,075
                                                   ------------
   INSURANCE -- 2.8%
    144,800   ACE Ltd. ...........................    6,144,950
    112,900   Fidelity National Financial, Inc. ..    4,170,244
                                                   ------------
                                                     10,315,194
                                                   ------------
   MANUFACTURING -- 0.4%
     42,000   Power-One, Inc.+ ...................    1,651,125
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 15.5%
     63,500   Anadarko Petroleum Corporation ..... $  4,513,580
     25,200   BJ Services Company+ ...............    1,735,650
     83,800   Cal Dive International, Inc.+ ......    2,231,175
     45,200   Cooper Cameron Corporation+ ........    2,986,025
     88,100   ENSCO International, Inc. ..........    3,000,906
    205,700   Grant Prideco, Inc.+ ...............    4,512,544
     92,400   Kerr-McGee Corporation .............    6,185,025
     95,200   Nabors Industries, Inc.+ ...........    5,631,080
    153,500   National-Oilwell, Inc.+ ............    5,938,531
    190,500   Patterson Energy, Inc.+ ............    7,096,125
    111,100   Rowan Companies, Inc.+ .............    2,999,700
     52,300   Smith International, Inc.+ .........    3,899,619
     70,300   Transocean Sedco Forex, Inc. .......    3,233,800
     86,000   Weatherford International, Inc. ....    4,063,500
                                                   ------------
                                                     58,027,260
                                                   ------------
   PHARMACEUTICALS -- 7.7%
     56,500   Applera Corporation -
               Celera Genomics Group+ ............    2,030,469
     83,800   Barr Laboratories, Inc.+ ...........    6,112,163
    158,800   Caremark Rx, Inc.+ .................    2,153,725
     24,400   Forest Laboratories, Inc.+ .........    3,242,150
    137,200   Medicis Pharmaceutical Corporation,
               Class A+ ..........................    8,111,950
     47,300   Millennium Pharmaceuticals, Inc.+ ..    2,926,688
     95,000   Shire Pharmaceuticals Group Plc, ADR+   4,375,938
                                                   ------------
                                                     28,953,083
                                                   ------------
   RETAIL -- 7.6%
     80,000   American Eagle Outfitters, Inc.+ ...    3,380,000
    344,000   Bed Bath & Beyond, Inc.+ ...........    7,697,000
    152,400   Best Buy Company, Inc.+ ............    4,505,325
     55,400   CDW Computer Centers, Inc.+ ........    1,544,275
    170,800   Intimate Brands, Inc. ..............    2,562,000
    123,700   Linens 'n Things, Inc.+ ............    3,417,213
     48,000   Talbots, Inc. ......................    2,190,000
     49,700   The TJX Companies, Inc. ............    1,379,175
    125,000   Venator Group, Inc.+ ...............    1,937,500
                                                   ------------
                                                     28,612,488
                                                   ------------
   SEMICONDUCTORS -- 6.2%
    114,300   Altera Corporation+ ................    3,007,519
     57,500   Cree Research, Inc.+ ...............    2,043,047
     26,400   Elantec Semiconductor, Inc.+ .......      732,600
     32,000   GlobeSpan, Inc.+ ...................      880,000
     44,700   Integrated Device Technology, Inc.+     1,480,688
    114,050   Microchip Technology, Inc.+ ........    2,501,972
    106,700   MIPS Technologies, Inc., Class A+ ..    2,847,556
     60,800   QLogic Corporation+ ................    4,681,600
    114,500   Semtech Corporation+ ...............    2,526,156
     30,800   TranSwitch Corporation+ ............    1,205,050
     23,300   Vitesse Semiconductor Corporation+ .    1,288,781
                                                   ------------
                                                     23,194,969
                                                   ------------
   SERVICES -- 2.9%
    113,200   Lamar Advertising Company+ .........    4,368,812
     72,150   Orbotech Ltd.+ .....................    2,692,097
    266,700   Websense, Inc.+ ....................    3,867,150
                                                   ------------
                                                     10,928,059
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 9.8%
    185,000   ADC Telecommunications, Inc.+ ...... $  3,353,125
     61,000   Advanced Fibre Communications, Inc.+    1,101,813
    121,500   CommScope, Inc.+ ...................    2,012,344
     61,000   Comverse Technology, Inc.+ .........    6,626,125
    178,100   Crown Castle International Corporation+ 4,819,831
     90,200   Handspring, Inc.+ ..................    3,512,162
     45,700   Newport Corporation ................    3,592,448
    113,400   Powerwave Technologies, Inc.+ ......    6,633,900
     20,000   Tollgrade Communcations, Inc.+ .....      730,000
    267,500   UTStarcom, Inc.+ ...................    4,146,250
                                                   ------------
                                                     36,527,998
                                                   ------------
   TRANSPORTATION -- 1.3%
    231,600   Frontline Ltd.+ ....................    3,125,286
     50,300   Teekay Shipping Corporation ........    1,911,400
                                                   ------------
                                                      5,036,686
                                                   ------------
   UTILITIES -- 1.1%
     79,400   Kinder Morgan, Inc. ................    4,143,688
                                                   ------------
              Total Common Stocks
               (Cost $357,312,415) ...............  340,975,705
                                                   ------------


     PRINCIPAL                                            VALUE
      AMOUNT                                            (NOTE 1)
     ---------                                          --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 6.5%
(Cost $24,401,567)
$24,413,000   Federal Home Loan Bank,
               5.620% due 01/02/2001 ............. $ 24,401,567
                                                   ------------
TOTAL INVESTMENTS (COST $381,713,982*) .... 97.5%   365,377,272
OTHER ASSET AND LIABILITIES (NET) .........  2.5      9,236,943
                                           -----   ------------
NET ASSETS ................................100.0%  $374,614,215
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $388,871,821.
 +  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 56.7%
   AEROSPACE/DEFENSE -- 0.3%
        385   The Boeing Company ..................  $   25,410
                                                     ----------
   AUTOMOTIVE -- 0.5%
      2,685   Delphi Automotive Systems Corporation      30,206
        900   Visteon Corporation .................      10,350
                                                     ----------
                                                         40,556
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 5.7%
      5,080   AT&T Corporation - Liberty Media Group,
               Class A+ ...........................      68,897
      1,790   Comcast Corporation, Special Class A+      74,732
        485   Grupo Televisa S.A., GDR+ ...........      21,795
      3,270   Time Warner, Inc. ...................     170,825
      2,700   Viacom, Inc., Class B+ ..............     126,225
                                                     ----------
                                                        462,474
                                                     ----------
   CHEMICALS -- 3.0%
      2,625   Cytec Industries, Inc.+ .............     104,836
      1,605   du Pont (E.I.) de Nemours & Company .      77,542
      2,250   Lyondell Chemical Company ...........      34,453
      2,215   Solutia, Inc. .......................      26,580
                                                     ----------
                                                        243,411
                                                     ----------
   COMPUTER INDUSTRY -- 6.5%
     19,465   3Com Corporation+ ...................     165,452
      4,390   Apple Computer, Inc.+ ...............      65,301
      4,110   Cadence Design Systems, Inc.+ .......     113,025
     12,610   Unisys Corporation+ .................     184,421
                                                     ----------
                                                        528,199
                                                     ----------
   CONSUMER PRODUCTS -- 0.5%
      1,200   The Gillette Company ................      43,350
                                                     ----------
   FINANCIAL SERVICES -- 2.8%
      7,370   E*TRADE Group, Inc.+ ................      54,354
        890   Merrill Lynch & Company, Inc. .......      60,687
      2,425   Moody's Corporation .................      62,292
      2,010   The New Dun & Bradstreet Corporation+      52,009
                                                     ----------
                                                        229,342
                                                     ----------
   HEALTH CARE -- 1.4%
      3,300   Becton, Dickinson & Company .........     114,262
                                                     ----------
   HOTELS/RESORTS -- 2.1%
     10,130   Park Place Entertainment Corporation+     120,927
      3,030   Station Casinos, Inc.+ ..............      45,261
                                                     ----------
                                                        166,188
                                                     ----------
   MANUFACTURING -- 3.9%
      4,410   Alcoa, Inc. .........................     147,735
      3,030   Tyco International Ltd. .............     168,165
                                                     ----------
                                                        315,900
                                                     ----------
   OIL AND GAS -- 8.8%
      1,225   Anadarko Petroleum Corporation ......      87,073
        695   Burlington Resources, Inc. ..........      35,097
      3,560   The Coastal Corporation .............     314,393
      2,380   Enron Corporation ...................     197,838
      2,400   Magnum Hunter Resources, Inc.+ ......      25,950
      1,800   Triton Energy Ltd. ..................      54,000
                                                     ----------
                                                        714,351
                                                     ----------
   PHARMACEUTICALS -- 0.8%
        920   Bristol-Myers Squibb Company ........      68,023
                                                     ----------
   PRINTING/PUBLISHING -- 0.2%
      1,325   Playboy Enterprises, Inc., Class B+ .      13,167
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   RETAIL -- 3.5%
      4,460   Ames Department Stores, Inc.+ .......  $    6,411
      2,360   The Gap, Inc. .......................      60,180
      8,890   Mattel, Inc. ........................     128,372
      7,280   Staples, Inc.+ ......................      85,995
                                                     ----------
                                                        280,958
                                                     ----------
   SEMICONDUCTORS -- 3.2%
     12,085   Advanced Micro Devices, Inc.+ .......     166,924
      1,760   Credence Systems Corporation+ .......      40,480
        595   Linear Technology Corporation .......      27,519
        590   Maxim Integrated Products, Inc.+ ....      28,209
                                                     ----------
                                                        263,132
                                                     ----------
   SERVICES -- 3.2%
      5,110   Bally Total Fitness Holding Corporation+  173,101
      4,460   Ceridian Corporation+ ...............      88,921
                                                     ----------
                                                        262,022
                                                     ----------
   TELECOMMUNICATIONS -- 8.0%
     11,065   China Mobile (Hong Kong) Ltd., ADR+ .     300,138
      8,065   McLeodUSA, Inc., Class A+ ...........     113,918
      5,550   OmniSky Corporation+ ................      46,134
      2,375   SBC Communications, Inc. ............     113,406
      6,252   Winstar Communications, Inc.+ .......      73,075
                                                     ----------
                                                        646,671
                                                     ----------
   UTILITIES -- 2.3%
      8,970   The Montana Power Company ...........     186,128
                                                     ----------
              Total Common Stocks
               (Cost $5,016,450) ..................   4,603,544
                                                     ----------
PREFERRED STOCKS -- 0.8%
   (Cost $101,152)
   TELECOMMUNICATIONS -- 0.8%
      1,550   Winstar Communications, Inc. ........      65,875
                                                     ----------
   PRINCIPAL
    AMOUNT
   ---------
CORPORATE BONDS -- 0.3%
   COMPUTER INDUSTRY -- 0.3%
   $100,000   PSI Net, Inc.,
               11.000% due 08/01/2009 .............      26,500
                                                     ----------
   RETAIL -- 0.0%#
     15,000   Ames Department Stores, Inc.,
               10.000% due 04/15/2006 .............       2,325
                                                     ----------
              Total Corporate Bonds
               (Cost $62,372) .....................      28,825
                                                     ----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 40.6%
   (Cost $3,298,433)
  3,300,000   Federal Home Loan Mortgage Corporation,
               5.700% due 01/02/2001 .............    3,298,433
                                                     ----------
TOTAL INVESTMENTS (COST $8,478,407*) ....   98.4%     7,996,677
OTHER ASSETS AND LIABILITIES (NET) ......    1.6        128,785
                                           -----     ----------
NET ASSETS ..............................  100.0%    $8,125,462
                                           =====     ==========
 ------------------------------
 +  Non-income producing security is $8,481,123.
 *  Aggregate cost for Federal tax purposes.
  # Amount is less than 0.01%

--------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.4%
   BROADCAST, RADIO AND TELEVISION -- 0.2%
        300   Gemstar-TV Guide
                International, Inc.+ ........... $       13,912
    680,500   SportsLine.com, Inc.+ .............     3,615,156
                                                 --------------
                                                      3,629,068
                                                 --------------
   COMPUTER INDUSTRY -- 31.8%
    880,190   Akamai Technologies, Inc.+ ........    18,539,002
        400   CacheFlow, Inc.+ ..................         6,825
  2,000,590   CheckFree Corporation+ ............    85,025,075
  3,609,840   Citrix Systems, Inc.+ .............    81,221,400
  2,717,204   CNET Networks, Inc.+ ..............    43,432,808
    283,430   Computer Network Technology
               Corporation+ .....................     8,166,327
    284,500   Digex, Inc.+ ......................     6,401,250
    314,900   ePresence, Inc.+ ..................     1,367,847
    150,800   Extreme Networks, Inc.+ ...........     5,900,050
  1,704,400   Internap Network Services Corporation+ 12,356,900
    819,909   Internet Security Systems, Inc.+ ..    64,311,612
     62,500   JNI Corporation+ ..................     1,417,969
    761,660   RSA Security, Inc.+ ...............    40,272,772
  1,871,872   S1 Corporation+ ...................     9,827,328
    710,050   Switchboard, Inc.+ ................     2,107,961
  1,129,345   VeriSign, Inc.+ ...................    83,783,282
                                                 --------------
                                                    464,138,408
                                                 --------------
   DIVERSIFIED MINERALS -- 0.0%#
    466,100   Southern Africa Minerals Corporation+      23,274
                                                 --------------
   EDUCATION -- 0.0%#
        740   Computer Learning Centers, Inc.+ ..           115
                                                 --------------
   FINANCIAL SERVICES -- 0.0%#
      1,100   Intuit, Inc.+ .....................        43,381
                                                 --------------
   FOOD AND BEVERAGES -- 0.8%
  1,574,050   Del Monte Foods Company+ ..........    11,411,862
                                                 --------------
   HEALTH CARE -- 7.7%
      1,800   AHT Corporation+ ..................            10
    387,060   ArthroCare Corporation+ ...........     7,547,670
    921,700   Cytyc Corporation+ ................    57,663,856
  1,123,105   DaVita, Inc.+ .....................    19,233,173
    358,200   Martek Biosciences Corporation+ ...     4,387,949
    143,978   Martek Biosciences Corporation+^ ..     1,763,731
  2,143,400   VISX, Inc.+ .......................    22,371,737
                                                 --------------
                                                    112,968,126
                                                 --------------
   MANUFACTURING -- 1.4%
  1,698,700   AGCO Corporation ..................    20,596,737
                                                 --------------
   OIL AND GAS -- 27.5%
    636,300   Apache Corporation ................    44,580,769
     62,000   BJ Services Company+ ..............     4,270,250
    313,800   Cooper Cameron Corporation+ .......    20,730,412
    338,800   Devon Energy Corporation ..........    20,656,636
    540,863   Diamond Offshore Drilling, Inc. ...    21,634,520
    625,630   EOG Resources, Inc. ...............    34,214,140
  2,220,800   Global Industries Ltd.+ ...........    30,397,200
    592,000   Global Marine, Inc.+ ..............    16,798,000
    672,900   The Houston Exploration Company+ ..    25,654,312
  1,361,580   Newfield Exploration Company+ .....    64,589,951
    108,500   Noble Affiliates, Inc. ............     4,991,000
  1,780,100   Noble Drilling Corporation+ .......    77,323,094
    801,000   Transocean Sedco Forex, Inc. ......    36,846,000
                                                 --------------
                                                    402,686,284
                                                 --------------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   PAPER AND FOREST PRODUCTS -- 0.1%
     90,997   Smurfit-Stone Container
                Corporation+ ....................$    1,359,268
                                                 --------------
   PHARMACEUTICALS -- 1.2%
    632,330   IntraBiotics Pharmaceuticals, Inc.+     6,086,176
    824,140   United Therapeutics Corporation+ ..    12,156,065
                                                 --------------
                                                     18,242,241
                                                 --------------
   PRINTING/PUBLISHING -- 1.7%
    282,500   Scholastic Corporation+ ...........    25,036,562
                                                 --------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    112,476   Pinnacle Holdings, Inc.+ ..........     1,019,314
                                                 --------------
   RETAIL -- 2.0%
    758,100   BJ's Wholesale Club, Inc.+ ........    29,092,087
                                                 --------------
   SEMICONDUCTORS -- 0.9%
    165,408   QLogic Corporation+ ...............    12,736,416
      7,180   Transmeta Corporation+ ............       168,730
                                                 --------------
                                                     12,905,146
                                                 --------------
   SERVICES -- 10.8%
  1,522,380   CSG Systems International, Inc.+ ..    71,456,711
     36,400   National Data Corporation .........     1,333,150
  1,738,200   NOVA Corporation+ .................    34,655,362
  1,376,900   W.W. Grainger, Inc. ...............    50,256,850
                                                 --------------
                                                    157,702,073
                                                 --------------
   TELECOMMUNICATIONS -- 11.2%
    828,240   Allegiance Telcom, Inc.+ ..........    18,441,281
  1,598,760   American Tower Corporation, Class A+   60,553,035
    113,400   Aware, Inc.+ ......................     2,012,850
  1,167,132   Cable Design Technologies Corporation+ 19,622,407
    113,500   CIENA Corporation+ ................     9,236,062
  1,917,563   EchoStar Communications Corporation,
               Class A+ .........................    43,624,558
    185,500   Metromedia Fiber Network, Inc.,
               Class A+ .........................     1,878,187
    399,340   Mpower Communications Corporation+      2,046,617
    211,615   Tekelec+ ..........................     6,348,450
                                                 --------------
                                                    163,763,447
                                                 --------------
              Total Common Stocks
               (Cost $1,655,068,660) ............ 1,424,617,393
                                                 --------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 3.3%
              Federal Home Loan Bank:
$11,477,000    5.500% due 01/02/2001 ............    11,471,740
 15,000,000    6.200% due 01/24/2001 ............    14,935,417
 21,462,000   Federal Home Loan Mortgage Corporation,
               5.700% due 01/02/2001 ............    21,451,805
                                                 --------------
              U.S. Government Agency Discount Notes
               (Cost $47,858,962) ...............    47,858,962
                                                 --------------
TOTAL INVESTMENTS (COST $1,702,927,622*) .100.7%  1,472,476,355
OTHER ASSETS AND LIABILITIES (NET) ....... (0.7)    (10,730,944)
                                          -----  --------------
NET ASSETS ...............................100.0% $1,461,745,411
                                          =====  ==============
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $1,707,186,166.
  ^ Illiquid security.
 +  Non-income producing security.
 #  Amount is less than 0.01%.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                 THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 93.1%
   ADVERTISING -- 0.0%#
     68,000   24/7 Media, Inc.+ .................. $     36,125
                                                   ------------
   AEROSPACE/DEFENSE -- 0.9%
    150,000   Armor Holdings, Inc.+ ..............    2,615,625
    180,000   REMEC, Inc.+ .......................    1,732,500
                                                   ------------
                                                      4,348,125
                                                   ------------
   AGRICULTURE -- 0.0%#
    160,000   Seminis, Inc., Class A+ ............      100,000
                                                   ------------
   AIRLINES -- 1.7%
    195,100   Atlantic Coast Airlines Holdings,
                Inc.+ ............................    7,974,712
                                                   ------------
   APPAREL AND TEXTILES -- 1.2%
    110,000   Kellwood Company ...................    2,323,750
    250,000   The Stride Rite Corporation ........    1,750,000
    160,000   Tommy Hilfiger Corporation+ ........    1,570,000
                                                   ------------
                                                      5,643,750
                                                   ------------
   AUTOMOTIVE -- 2.5%
     50,000   BorgWarner, Inc. ...................    2,000,000
    100,000   CSK Auto Corporation+ ..............      387,500
    105,100   Dollar Thrifty Automotive Group, Inc.+  1,970,625
     56,300   Oshkosh Truck Corporation ..........    2,477,200
    120,000   Polaris Industries, Inc. ...........    4,770,000
                                                   ------------
                                                     11,605,325
                                                   ------------
   BANKS -- 2.9%
    109,500   Banknorth Group, Inc. ..............    2,183,156
      8,000   BOK Financial Corporation+ .........      170,000
     60,000   Commerce Bancorp, Inc. .............    4,102,500
     22,900   First Midwest Bancorp, Inc. ........      658,375
    105,000   Fulton Financial Corporation .......    2,421,562
    154,000   Net.B@nk, Inc.+ ....................    1,010,625
     17,300   Provident Bankshares Corporation ...      361,138
     24,900   Silicon Valley Bancshares ..........      860,606
     31,800   The South Financial Group, Inc. ....      421,350
    122,000   Waypoint Financial Corporation+ ....    1,342,000
                                                   ------------
                                                     13,531,312
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 5.3%
     75,000   Acme Communications, Inc.+ .........      684,375
    212,000   ACTV, Inc.+ ........................      901,000
     16,000   BHC Communications, Inc., Class A ..    2,068,000
    145,000   Citadel Communications Corporation+     1,740,000
     70,000   Classic Communications, Inc., Class A+    153,125
     92,700   Cox Radio, Inc., Class A+ ..........    2,091,544
    199,000   Cumulus Media, Inc., Class A+ ......      721,375
    119,300   Entravision Communications Corporation,
               Class A+ ..........................    2,192,137
     80,000   Insight Communications Company, Inc.+   1,880,000
    125,300   Mediacom Communications Corporation+    2,153,594
     30,000   Radio One, Inc., Class A ...........      320,625
    256,000   Radio One, Inc., Class D+ ..........    2,816,000
     90,000   Sirius Satellite Radio, Inc.+ ......    2,694,375
    100,000   Spanish Broadcasting System, Inc.,
                Class A+ .........................      500,000
     71,100   SportsLine.com, Inc.+ ..............      377,719
     25,000   TiVo, Inc.+ ........................      134,375
     67,000   World Wrestling Federation
               Entertainment, Inc.+ ..............    1,072,000
    105,000   XM Satellite Radio Holdings, Inc.,
               Class A+ ..........................    1,686,562
                                                   ------------
                                                     24,186,806
                                                   ------------
   CHEMICALS -- 0.3%
     75,000   Spartech Corporation ...............    1,542,187
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   COMPUTER INDUSTRY -- 6.7%
    136,400   About.com, Inc.+ ................... $  3,674,275
     20,000   Blue Martini Software, Inc.+ .......      265,000
    102,000   Broadbase Software, Inc.+ ..........      637,500
    130,000   Click Commerce, Inc.+ ..............    2,713,750
     50,000   Corio, Inc.+ .......................      103,125
    101,000   CyberSource Corporation+ ...........      239,875
     75,000   Digex, Inc.+ .......................    1,687,500
    105,000   DoubleClick, Inc.+ .................    1,155,000
     40,000   EarthWeb, Inc.+ ....................      295,000
    101,000   Extensity, Inc.+ ...................      607,578
     67,300   Informax, Inc.+ ....................      698,237
     27,300   Intelligroup, Inc. .................       23,888
     41,000   Ixia+ ..............................      937,875
    145,000   Liquid Audio, Inc.+ ................      371,562
     48,400   MatrixOne, Inc.+ ...................      880,275
    110,000   National Information Consortium, Inc.+    168,437
     35,769   NetIQ Corporation+ .................    3,125,316
     34,200   Network Engines, Inc.+ .............      143,212
     39,300   Numerical Technologies, Inc.+ ......      709,856
    172,300   OpenTV Corporation+ ................    1,787,612
    103,800   PC-Tel, Inc.+ ......................    1,115,850
     50,000   Pixar, Inc.+ .......................    1,500,000
     33,200   Register.com, Inc.+ ................      232,400
    213,500   Remedy Corporation+ ................    3,536,094
     45,500   Resonate, Inc.+ ....................      432,250
     42,700   RSA Security, Inc.+ ................    2,257,762
     50,000   Saba Software, Inc.+ ...............      787,500
     90,000   Via Net.Works, Inc.+ ...............      343,125
    120,000   WorldGate Communications, Inc.+ ....      457,500
                                                   ------------
                                                     30,887,354
                                                   ------------
   CONSUMER PRODUCTS -- 2.2%
    146,000   American Greetings Corporation,
                Class A ..........................    1,377,875
     59,800   Libbey, Inc. .......................    1,816,425
    115,000   Martha Stewart Living Omnmedia, Inc.,
               Class A+ ..........................    2,307,187
    140,000   Nu Skin Enterprises, Inc., Class A+       743,750
    150,000   RPM, Inc. ..........................    1,284,375
     66,000   The Scotts Company, Class A+ .......    2,437,875
                                                   ------------
                                                      9,967,487
                                                   ------------
   EDUCATION -- 0.7%
    200,000   click2learn.com, Inc.+ .............    1,950,000
     60,000   Lightspan, Inc.+ ...................       86,250
     53,000   Riverdeep Group Plc, ADR+ ..........    1,060,000
                                                   ------------
                                                      3,096,250
                                                   ------------
   ELECTRONICS -- 4.3%
    185,100   Advanced Energy Industries, Inc.+ ..    4,164,750
     30,000   American Superconductor Corporation+      856,875
      6,600   Capstone Turbine Corporation+ ......      184,800
    141,100   Electro Scientific Industries, Inc.+    3,950,800
    123,000   Nanometrics, Inc.+ .................    1,698,937
    100,000   Power Intergrations, Inc.+ .........    1,150,000
     33,900   Proton Energy Systems, Inc.+ .......      355,950
     38,800   Sawtek, Inc.+ ......................    1,792,075
    100,000   SRS Labs, Inc.+ ....................      206,250
    111,000   Therma-Wave, Inc.+ .................    1,554,000
    223,200   UNOVA, Inc.+ .......................      809,100
     35,000   Veeco Instruments, Inc.+ ...........    1,404,375
     60,000   Zygo Corporation+ ..................    1,696,875
                                                   ------------
                                                     19,824,787
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 2.3%
    145,000   American Capital Strategies Ltd. ... $  3,652,187
    175,000   AmeriCredit Corporation+ ...........    4,768,750
     88,400   Digital Insight Corporation+ .......    1,596,725
    145,000   LendingTree, Inc.+ .................      299,062
    120,000   Online Resources
               & Communications Corporation+ .....      240,000
                                                   ------------
                                                     10,556,724
                                                   ------------
   FOOD AND BEVERAGES -- 3.9%
    145,000   Corn Products International, Inc. ..    4,214,062
    335,000   Flowers Industries, Inc. ...........    5,276,250
    105,000   Suiza Foods Corporation+ ...........    5,040,000
     76,950   Tootsie Roll Industries, Inc. ......    3,544,509
                                                   ------------
                                                     18,074,821
                                                   ------------
   HEALTH CARE -- 4.7%
    140,000   Aspect Medical Systems, Inc.+ ......    1,207,500
    200,000   Assisted Living Concepts, Inc.+ ....       62,500
    250,000   Capital Senior Living Corporation+ .      609,375
    120,000   ChromaVision Medical Systems, Inc.+       315,000
    187,900   Focal, Inc.+ .......................      211,387
     50,000   Illumina, Inc.+ ....................      803,125
    130,000   LifePoint Hospitals, Inc.+ .........    6,516,250
     70,259   MedQuist, Inc.+ ....................    1,124,144
    180,000   Orthodontic Centers of America, Inc.+   5,625,000
    151,900   SonoSite, Inc.+ ....................    1,936,725
    100,000   Triad Hospitals, Inc.+ .............    3,256,250
                                                   ------------
                                                     21,667,256
                                                   ------------
   INSURANCE -- 3.9%
     24,100   Berkley (W.R.) Corporation .........    1,137,219
    100,000   Everest Re Group Ltd. ..............    7,162,500
     87,000   Fidelity National Financial, Inc. ..    3,213,562
    100,000   The First American Corporation .....    3,287,500
    105,000   Philadelphia Consolidated
               Holding Corporation+ ..............    3,241,875
                                                   ------------
                                                     18,042,656
                                                   ------------
   LEISURE ENTERTAINMENT -- 1.4%
    182,600   Acclaim Entertainment, Inc.+ .......       62,769
    110,000   Championship Auto Racing Teams, Inc.+   2,310,000
     44,000   International Speedway Corporation,
               Class A ...........................    1,672,000
     93,000   Speedway Motorsports, Inc.+ ........    2,232,000
                                                   ------------
                                                      6,276,769
                                                   ------------
   MANUFACTURING -- 5.9%
     27,400   AptarGroup, Inc. ...................      804,875
    250,000   CONSOL Energy, Inc. ................    6,984,375
    154,000   Donaldson Company, Inc. ............    4,283,125
     60,000   Elcor Corporation ..................    1,012,500
    120,000   Pentair, Inc. ......................    2,902,500
    172,000   Power-One, Inc.+ ...................    6,761,750
    200,000   Speedfam-IPEC, Inc.+ ...............    1,212,500
    110,000   Valence Technology, Inc.+ ..........    1,024,375
     67,000   York International Corporation .....    2,056,063
                                                   ------------
                                                     27,042,063
                                                   ------------
   METALS/MINING -- 0.3%
    320,000   Kaiser Aluminum Corporation+ .......    1,180,000
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 1.4%
     11,300   Coflexip SA ........................ $    710,488
     50,000   Hydril Company+ ....................      878,125
     24,100   Midcoast Energy Resources, Inc. ....      525,681
    300,000   San Juan Basin Royalty Trust .......    3,787,500
     12,800   Seacor Smit, Inc.+ .................      673,600
                                                   ------------
                                                      6,575,394
                                                   ------------
   PHARMACEUTICALS -- 7.1%
    132,700   Aclara Biosciences, Inc.+ ..........    1,443,112
     28,700   Adolor Corporation+ ................      631,400
     88,000   Antigenics, Inc.+ ..................      973,500
     60,000   Aviron+ ............................    4,008,750
     35,000   Charles River Laboratories
               International, Inc.+ ..............      958,125
     44,200   Diversa Corporation+ ...............      792,837
     50,000   Durect Corporation+ ................      600,000
     63,900   Endo Pharmaceutical Holdings, Inc.+       383,400
     97,000   Exelixis, Inc.+ ....................    1,418,625
     81,000   Genaissance Pharmaceuticals, Inc.+ .    1,458,000
     95,000   Gene Logic, Inc.+ ..................    1,745,625
    375,000   Heska Corporation+ .................      257,813
     95,000   ILEX Oncology, Inc.+ ...............    2,499,688
    170,000   The Immune Response Corporation+ ...      446,250
    110,000   Kendle International, Inc.+ ........    1,093,125
     90,000   Lexicon Genetics, Inc.+ ............    1,496,250
        379   Nexell Therapeutics, Inc.+ .........        1,149
     37,600   Protein Design Labs, Inc.+ .........    3,266,500
     38,300   Tanox, Inc.+ .......................    1,500,881
     80,000   Trimeris, Inc.+ ....................    4,390,000
    128,000   Vical, Inc.+ .......................    2,368,000
     57,000   ViroPharma, Inc.+ ..................      825,609
                                                   ------------
                                                     32,558,639
                                                   ------------
   REAL ESTATE -- 1.3%
     75,900   HomeStore.com, Inc.+ ...............    1,527,488
    130,000   Intrawest Corporation ..............    2,591,875
    147,900   Trammell Crow Company+ .............    1,996,650
                                                   ------------
                                                      6,116,013
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.6%
    150,000   MeriStar Hospitality Corporation ...    2,953,125
                                                   ------------
   RESTAURANTS -- 0.9%
    260,000   CKE Restaurants, Inc. ..............      715,000
    210,000   Ruby Tuesday, Inc. .................    3,202,500
                                                   ------------
                                                      3,917,500
                                                   ------------
   RETAIL -- 2.4%
     99,300   Cheap Tickets, Inc.+ ...............      968,175
     55,000   The Children's Place Retail Stores,
               Inc.+ .............................    1,113,750
    121,400   Dollar Tree Stores, Inc.+ ..........    2,974,300
     43,400   Factory 2-U Stores, Inc.+ ..........    1,437,625
    151,600   Restoration Hardware, Inc. .........      142,125
     80,000   School Specialty, Inc.+ ............    1,605,000
     64,563   Webvan Group, Inc.+ ................       30,264
    134,000   Williams-Sonoma, Inc.+ .............    2,680,000
                                                   ------------
                                                     10,951,239
                                                   ------------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2000


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                            --------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- 12.2%
    170,600   ANADIGICS, Inc.+ ................... $  2,793,575
    150,000   ASM International N.V.+ ............    1,396,875
     36,000   August Technology Corporation+ .....      465,750
    100,000   Cymer, Inc.+ .......................    2,573,438
     38,000   DuPont Photomasks, Inc.+ ...........    2,008,063
     17,700   Elantec Semiconductor, Inc.+ .......      491,175
    190,200   Electroglas, Inc.+ .................    2,912,438
    145,600   EMCORE Corporation+ ................    6,843,200
    173,000   Exar Corporation+ ..................    5,360,297
    147,000   GaSonics International Corporation+     2,701,125
    141,600   Helix Technology Corporation .......    3,351,938
    370,000   Kulicke & Soffa Industries, Inc.+ ..    4,162,500
    324,800   LTX Corporation+ ...................    4,207,175
     65,600   Microtune, Inc.+ ...................    1,086,500
    104,000   MIPS Technologies Inc., Class A+ ...    2,775,500
     20,000   MIPS Technologies Inc., Class B+ ...      509,688
     58,100   OmniVision Technologies, Inc.+ .....      188,825
    245,400   ON Semiconductor Corporation+ ......    1,288,350
     87,000   Parthus Technologies Plc, ADR+ .....    2,283,750
     58,000   Rambus, Inc.+ ......................    2,095,250
     46,000   Rudolph Technologies, Inc.+ ........    1,388,625
    120,000   Silicon Valley Group, Inc.+ ........    3,450,000
      5,100   Transmeta Corporation+ .............      119,850
     42,500   Tvia, Inc.+ ........................      167,344
     67,000   Virata Corporation+ ................      728,625
     60,000   Zoran Corporation+ .................      930,000
                                                   ------------
                                                     56,279,856
                                                   ------------
   SERVICES -- 5.6%
     86,000   Agency.com, Inc.+ ..................      333,250
    130,000   Alloy Online, Inc.+ ................      999,375
    140,000   Cambridge Technology Partners, Inc.+      367,500
    114,000   CoStar Group, Inc.+ ................    2,693,250
     33,400   Documentum, Inc.+ ..................    1,659,563
    100,000   Harris Interactive, Inc.+ ..........      368,750
    139,000   HeadHunter.NET, Inc.+ ..............      990,375
     49,100   Hotel Reservations Network, Inc.,
               Class A+ ..........................    1,393,213
    280,000   Integrated Electrical Services, Inc.+   1,662,500
     80,000   Ionics, Inc.+ ......................    2,270,000
    200,000   iVillage, Inc.+ ....................      212,500
    117,000   MicroStrategy, Inc.+ ...............    1,111,500
     20,700   NetCreations, Inc.+ ................      141,666
     66,000   NetRatings, Inc.+ ..................      969,375
     80,000   Niku Corporation+ ..................      585,000
     60,000   Official Payments Corporation+ .....      412,500
     68,500   Organic, Inc.+ .....................       55,656
     71,650   QRS Corporation+ ...................      918,016
     70,000   Quanta Services, Inc.+ .............    2,253,125
     70,480   QXL Ricardo Plc, ADR+ ..............      185,010
    129,000   Razorfish, Inc.+ ...................      209,625
    270,000   Service Corporation International+ .      472,500
    170,000   Steiner Leisure Ltd.+ ..............    2,380,000
    400,000   Stewart Enterprises, Inc., Class A .      762,500
     77,900   Websense, Inc.+ ....................    1,129,550
    150,000   WESCO International, Inc.+ .........    1,087,500
                                                   ------------
                                                     25,623,799
                                                   ------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                            --------
   TELECOMMUNICATIONS -- 5.8%
     41,700   Advanced Fibre Communications, Inc.+ $    753,206
     39,000   Advanced Switching
                Communications, Inc.+ ............      190,125
     37,000   Alliance Fiber Optic Products, Inc.+      222,000
    116,000   Anaren Microwave, Inc.+ ............    7,793,750
    284,000   Aspect Communications Corporation+ .    2,285,313
    207,000   Carrier Access Corporation+ ........    1,863,000
     70,000   Dobson Communications Corporation,
               Class A+ ..........................    1,023,750
    153,000   FLAG Telecom Holdings Ltd.+ ........      956,250
    190,000   Focal Communications Corporation+ ..    1,330,000
     30,200   GT Group Telecom, Inc. Class B+ ....      226,500
     88,200   Hickory Tech Corporation ...........    1,808,100
    126,600   Intermedia Communications, Inc.+ ...      909,937
     99,000   InterWave Communications
               International Ltd.+ ...............      154,688
     83,000   Luminent, Inc.+ ....................      499,297
    101,100   Metawave Communications Corporation+      922,538
     50,800   Net2000 Communications, Inc.+ ......       87,313
     12,300   New Focus, Inc.+ ...................      427,425
     55,800   OmniSky Corporation+ ...............      463,838
     71,800   Oplink Communications, Inc.+ .......    1,287,913
     60,300   Optical Communication Products, Inc.+     678,375
     50,000   SAVVIS Communications Corporation+ .       43,750
     61,700   SignalSoft Corporation+ ............      605,431
    100,000   Spectrasite Holdings, Inc.+ ........    1,325,000
    150,000   Superior TeleCom, Inc. .............      290,625
    173,200   Viatel, Inc.+ ......................      644,088
                                                   ------------
                                                     26,792,212
                                                   ------------
   TRANSPORTATION -- 1.5%
     50,000   Landstar System, Inc.+ .............    2,771,875
     55,000   USFreightways Corporation ..........    1,654,297
    160,000   Werner Enterprises, Inc. ...........    2,720,000
                                                   ------------
                                                      7,146,172
                                                   ------------
   UTILITIES -- 3.2%
     58,000   Hydrogenics Corporation+ ...........      253,750
     62,500   MDU Resources Group, Inc. ..........    2,031,250
    119,000   New Jersey Resources Corporation ...    5,146,750
    110,000   South Jersey Industries, Inc. ......    3,272,500
    136,000   WGL Holdings, Inc. .................    4,139,500
                                                   ------------
                                                     14,843,750
                                                   ------------
              Total Common Stocks
               (Cost $582,392,093) ...............  429,342,208
                                                   ------------
WARRANTS -- 0.0%#
   (Cost $0)
     63,900   Endo Pharmaceutical ................       15,975
                                                   ------------
TOTAL INVESTMENTS (COST $582,392,093*) ..   93.1%   429,358,183
OTHER ASSETS AND LIABILITIES (NET) ......    6.9     31,747,639
                                           -----   ------------
NET ASSETS ..............................  100.0%  $461,105,822
                                           =====   ============
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $582,422,889.
 +  Non-income producing security.
 #  Amount is less than 0.1%.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================
                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 91.0%
   AEROSPACE/DEFENSE -- 1.5%
    365,155   The Boeing Company ............... $   24,100,230
                                                 --------------
   BANKS -- 1.0%
    110,427   Fifth Third Bancorp ..............      6,598,013
    198,970   J.P. Morgan Chase & Company ......      9,040,699
                                                 --------------
                                                     15,638,712
                                                 --------------
   BROADCAST, RADIO AND TELEVISION -- 13.3%
  3,518,119   AT&T Corporation -
               Liberty Media Group, Class A+ ...     47,714,489
    349,935   Cablevision Systems Corporation,
               Class A+ ........................     29,722,604
    822,475   Charter Communications, Inc.,
               Class A+ ........................     18,659,902
    929,690   Comcast Corporation, Special
               Class A+ ........................      38,814,557
    401,935   Cox Communications, Inc., Class A+     18,715,098
    381,827   Infinity Broadcasting Corporation,
               Class A+ ........................     10,667,292
     47,920   Liberty Digital, Inc.+ ...........        242,595
  1,026,745   Time Warner, Inc. ................     53,637,159
                                                 --------------
                                                    218,173,696
                                                 --------------
   COMPUTER INDUSTRY -- 11.3%
    450,480   3Com Corporation+ ................      3,829,080
    620,795   ASM Lithography Holding N.V.+ ....     14,006,687
    211,850   Brocade Communications
               Systems, Inc.+ ..................     19,450,478
    772,495   Cisco Systems, Inc.+ .............     29,547,934
    403,500   DoubleClick, Inc.+ ...............      4,438,500
    721,250   Electronic Arts, Inc.+ ...........     30,743,281
    374,690   Exodus Communications, Inc.+ .....      7,493,800
    136,500   Juniper Networks, Inc.+ ..........     17,207,531
    592,673   Openwave Systems, Inc.+ ..........     28,411,262
    243,480   Sapient Corporation+ .............      2,906,542
          1   Terra Networks, S.A., ADR ........             11
    143,555   VeriSign, Inc.+ ..................     10,649,987
    185,835   VERITAS Software Corporation+ ....     16,260,562
                                                 --------------
                                                    184,945,655
                                                 --------------
   ELECTRONICS -- 1.6%
    156,780   Celestica, Inc.+ .................      8,505,315
    509,400   Solectron Corporation+ ...........     17,268,660
                                                 --------------
                                                     25,773,975
                                                 --------------
   FINANCIAL SERVICES -- 2.7%
    399,080   American Express Company .........     21,924,457
    247,197   Citigroup, Inc. ..................     12,622,497
  1,211,025   E*TRADE Group, Inc.+ .............      8,931,309
                                                 --------------
                                                     43,478,263
                                                 --------------
   HEALTH CARE -- 2.5%
    611,060   Medtronic, Inc. ..................     36,892,747
    104,480   MiniMed, Inc.+ ...................      4,391,425
                                                 --------------
                                                     41,284,172
                                                 --------------
   OIL AND GAS -- 7.5%
    313,305   Anadarko Petroleum Corporation ...     22,269,719
    431,945   Burlington Resources, Inc. .......     21,813,223
    759,050   Enron Corporation ................     63,096,031
    643,850   Petroleo Brasileiro S.A., ADR+ ...     16,257,213
                                                 --------------
                                                    123,436,186
                                                 --------------
   PHARMACEUTICALS -- 4.6%
    465,065   Bristol-Myers Squibb Company .....     34,385,743
    338,340   Eli Lilly & Company ..............     31,486,766
    111,230   Sepracor, Inc.+ ..................      8,912,304
                                                 --------------
                                                     74,784,813
                                                 --------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   RETAIL -- 1.7%
  1,304,280   Amazon.com, Inc.+ ................ $   20,297,858
    230,570   eBay, Inc.+ ......................      7,608,810
                                                 --------------
                                                     27,906,668
                                                 --------------
   SEMICONDUCTORS -- 10.8%
  1,517,550   Analog Devices, Inc.+ ............     77,679,591
    332,190   Applied Materials, Inc.+ .........     12,685,506
    333,115   Applied Micro Circuits Corporation+    24,999,240
    200,145   Broadcom Corporation, Class A+ ...     16,912,253
    199,890   Maxim Integrated Products, Inc.+ .      9,557,241
    395,020   Texas Instruments, Inc. ..........     18,714,073
    306,600   Vitesse Semiconductor Corporation+     16,958,813
                                                 --------------
                                                    177,506,717
                                                 --------------
   SERVICES -- 3.6%
    334,775   Ariba, Inc.+ .....................     17,994,156
    437,000   i2 Technologies, Inc.+ ...........     23,761,875
     90,330   Lamar Advertising Company+ .......      3,486,173
    261,935   TMP Worldwide, Inc.+ .............     14,406,425
                                                 --------------
                                                     59,648,629
                                                 --------------
   TELECOMMUNICATIONS -- 26.1%
    827,215   ADC Telecommunications, Inc.+ ....     14,993,272
  2,074,000   China Mobile (Hong Kong) Ltd.+ ...     11,327,361
    620,240   China Mobile (Hong Kong) Ltd., ADR+    16,824,010
  1,278,230   China Unicom Ltd., ADR+ ..........     18,853,893
    270,365   Corvis Corporation+ ..............      6,438,067
    611,592   JDS Uniphase Corporation+ ........     25,495,742
    231,380   Level 3 Communications, Inc.+ ....      7,592,156
    490,603   Nokia Oyj ........................     21,878,478
  3,975,394   Nokia Oyj, ADR ...................    172,929,639
        710   NTT DoCoMo, Inc. .................     12,247,808
    297,860   ONI Systems Corporation+ .........     11,784,086
    418,768   Palm, Inc.+ ......................     11,856,369
    487,210   Symbol Technologies, Inc. ........     17,539,560
  2,232,650   Telefonaktiebolaget LM Ericsson,
               Class B                               25,436,820
    373,640   Telefonos de Mexico S.A.,
               Class L, ADR ....................     16,860,505
    923,730   Vodafone Group Plc ...............     33,081,081
    236,530   Winstar Communications, Inc.+ ....      2,764,443
                                                 --------------
                                                    427,903,290
                                                 --------------
   UTILITIES -- 2.8%
    230,115   Dominion Resources, Inc. .........     15,417,705
    366,365   Duke Energy Corporation ..........     31,232,616
                                                 --------------
                                                     46,650,321
                                                 --------------
              Total Common Stocks
               (Cost $1,563,246,087) ...........  1,491,231,327
                                                 --------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.0%
   (Cost $49,332,889)
$50,000,000   Federal Home Loan Bank,
               6.320% due 03/16/2001 ...........     49,369,350
                                                 --------------

                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 2000

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                          --------
COMMERCIAL PAPER -- 5.8%
$15,300,000   Household Finance Corporation,
               6.500% due 01/02/2001 ........... $   15,291,713
 80,000,000   UBS Finance (DE) LLC,
               6.500% due 01/02/2001 ...........     79,956,667
                                                 --------------
              Total COMMERCIAL Paper
               (Cost $95,248,380) ..............     95,248,380
                                                 --------------
TOTAL INVESTMENTS (COST $1,707,827,356*) . 99.8%  1,635,849,057
OTHER ASSETS AND LIABILITIES (NET) .......  0.2       3,026,081
                                          -----  --------------
NET ASSETS ...............................100.0% $1,638,875,138
                                          =====  ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $1,723,385,350. + Non-income producing security.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
             ---------------------------
                                                         UNREALIZED
EXPIRATION       LOCAL      IN EXCHANGE                APPRECIATION/
   DATE        CURRENCY         FOR           VALUE    (DEPRECIATION)
---------- ----------------- -----------  ------------ --------------
01/26/2001 EUR    56,500,000 $ 51,682,344 $ 53,026,559    $1,344,215
03/16/2001 HKD    35,000,000    4,495,941    4,492,363        (3,578)
03/22/2001 EUR    71,200,000   63,777,611   66,962,606     3,184,995
03/22/2001 JPY 1,083,000,000   10,112,830    9,596,101      (516,729)
04/27/2001 EUR     8,500,000    7,330,384    8,003,508       673,124
04/27/2001 JPY   200,000,000    1,863,239    1,782,558       (80,681)
06/27/2001 HKD    35,000,000    4,498,657    4,496,865        (1,792)
                                                          ----------
                                                          $4,599,554
                                                          ----------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL
                CONTRACTS TO DELIVER
             ------------------------------------
                                                       UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE             APPRECIATION/
   DATE        CURRENCY          FOR        VALUE    (DEPRECIATION)
---------- --------------- ------------ ------------ --------------
01/26/2001 EUR  83,600,000  $76,973,030 $ 78,460,537  $(1,487,507)
03/16/2001 HKD  35,000,000    4,493,297    4,492,363          934
03/22/2001 JPY   1,083,000   10,573,592    9,596,101      977,491
03/22/2001 EUR  71,200,000   63,766,804   66,962,605   (3,195,801)
04/12/2001 JPY 155,000,000    1,504,175    1,378,104      126,071
04/27/2001 EUR  39,100,000   33,670,363   36,816,136   (3,145,773)
04/27/2001 JPY 770,000,000    7,413,184    6,862,847      550,337
05/07/2001 EUR  49,300,000   42,812,773   46,436,288   (3,623,515)
06/27/2001 HKD 167,000,000   21,445,895   21,456,470      (10,575)
                                                      -----------
                                                      $(9,808,338)
                                                      -----------
              Net Unrealized Depreciation
              of Forward Foreign Exchange Contracts   $(5,208,784)
                                                      ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  EUR -- European Monetary Unit
                  HKD -- Hong Kong Dollar
                  JYP -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 86.8%
   APARTMENTS -- 17.6%
     30,000   Amli Residential Properties Trust ...$    740,625
     76,400   Apartment Investment & Management
               Company, Class A ...................   3,815,225
     50,000   Archstone Communities Trust .........   1,287,500
     47,464   Avalonbay Communities, Inc. .........   2,379,133
     58,100   BRE Properties Inc., Class A ........   1,841,044
     88,287   Equity Residential Properties Trust .   4,883,375
     49,000   Smith, Charles E. Residential Realty,
               Inc. ...............................   2,303,000
     40,000   Summit Properties, Inc. .............   1,040,000
      2,000   VelocityHSI, Inc.+ ..................          40
                                                   ------------
                                                     18,289,942
                                                   ------------
   HOTELS/RESORTS -- 7.2%
    210,000   Host Marriott Corporation ...........   2,716,875
     60,000   Innkeepers USA Trust ................     663,750
     90,000   MeriStar Hospitality Corporation ....   1,771,875
     65,592   Starwood Hotels and
               Resorts Worldwide, Inc. ............   2,312,118
                                                   ------------
                                                      7,464,618
                                                   ------------
   MANUFACTURED HOUSING -- 0.9%
     26,300   Sun Communities, Inc. ...............     881,050
                                                   ------------
   OFFICE/INDUSTRIAL -- 38.9%
     57,800   Alexandria Real Estate Equities, Inc.   2,149,437
    102,300   AMB Property Corporation ............   2,640,619
     75,100   Boston Properties, Inc. .............   3,266,850
     75,000   CenterPoint Properties Corporation,
               Class A ............................   3,543,750
     67,500   Cousins Properties, Inc. ............   1,885,781
     80,000   Crescent Real Estate Equities Company   1,780,000
    105,000   Duke-Weeks Realty Corporation .......   2,585,625
    215,705   Equity Office Properties Trust ......   7,037,376
     30,000   First Industrial Realty Trust, Inc. .   1,020,000
     60,600   Kilroy Realty Corporation ...........   1,730,887
     80,000   Liberty Property Trust ..............   2,285,000
    235,000   Mission West Properties, Inc. .......   3,260,625
     70,000   Prentiss Properties Trust ...........   1,885,625
     55,500   SL Green Realty Corporation .........   1,554,000
     75,700   Spieker Properties, Inc. ............   3,794,462
                                                   ------------
                                                     40,420,037
                                                   ------------
   REGIONAL MALLS -- 8.4%
     66,200   CBL & Associates Properties, Inc. ...   1,675,687
     76,000   General Growth Properties, Inc. .....   2,750,250
     74,300   Rouse Company .......................   1,894,650
    100,000   Simon Property Group, Inc. ..........   2,400,000
                                                   ------------
                                                      8,720,587
                                                   ------------
   RESTAURANTS -- 2.5%
    113,500   Franchise Finance Corporation of
               America ............................   2,645,969
                                                   ------------
   SELF STORAGE -- 2.6%
     77,962   Public Storage, Inc. ................   1,895,451
     35,000   Public Storage, Inc., Series A ......     787,500
                                                   ------------
                                                      2,682,951
                                                   ------------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   SHOPPING CENTERS -- 8.7%
     80,650   Kimco Realty Corporation ............$  3,563,722
     75,000   Regency Realty Corporation ..........   1,776,563
     95,400   Vornado Realty Trust ................   3,655,013
                                                   ------------
                                                      8,995,298
                                                   ------------
              Total Common Stocks
               (Cost $80,902,052) .................  90,100,452
                                                   ------------
PREFERRED STOCK -- 0.8%
   (Cost $834,680)
     15,400   Vornado Realty Trust
                Convertible, Series A .............     831,600
                                                   ------------
TOTAL INVESTMENTS (COST $81,736,732*) ....  87.6%    90,932,052
OTHER ASSETS AND LIABILITIES (NET) .......  12.4     12,867,690
                                           -----   ------------
NET ASSETS ............................... 100.0%  $103,799,742
                                           =====   ============
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $82,332,026.
 +  Non-income producing security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.8%
   CHEMICALS -- 3.6%
     10,700   The Dow Chemical Company ..........   $   391,887
     23,400   du Pont (E.I.) de Nemours & Company     1,130,512
                                                    -----------
                                                      1,522,399
                                                    -----------
   DIAMONDS/MINING -- 1.3%
     21,100   De Beers-Centenary Linked Unit ....       557,462
                                                    -----------
   DIVERSIFIED MINERALS -- 2.9%
     73,700   Broken Hill Proprietary Company Ltd.      776,275
     17,250   EuroZinc Mining Corporation .......         3,905
     46,400   Teck Corporation, Class B .........       438,666
                                                    -----------
                                                      1,218,846
                                                    -----------
   ELECTRONICS -- 1.7%
      5,600   Samsung Electronics ...............       699,446
                                                    -----------
   GOLD/MINING -- 4.5%
     38,500   Barrick Gold Corporation ..........       630,630
    630,800   Brazilian Resources, Inc.+** ......       104,993
     86,200   Gold Fields Ltd. ..................       292,647
    194,600   Newcrest Mining Ltd. ..............       472,850
     24,000   Newmont Mining Corporation ........       409,500
                                                    -----------
                                                      1,910,620
                                                    -----------
   METALS/MINING -- 9.0%
     23,900   Alcan Aluminum Ltd. ...............       818,673
     21,420   Alcoa, Inc. .......................       717,570
     49,700   Lonmin Plc ........................       709,752
     12,400   Phelps Dodge Corporation ..........       692,075
     51,300   Rio Tinto Ltd. ....................       839,097
                                                    -----------
                                                      3,777,167
                                                    -----------
   OIL/GAS -- EQUIPMENT & SERVICES -- 6.5%
      3,600   Coflexip S.A. .....................       457,630
      9,800   El Paso Energy Corporation ........       701,925
     18,950   Enron Corporation .................     1,575,219
                                                    -----------
                                                      2,734,774
                                                    -----------
   OIL/GAS -- EXPLORATION -- 26.6%
     20,400   Anadarko Petroleum Corporation ....     1,450,032
     18,700   Anderson Exploration Ltd.+ ........       426,412
     10,900   Apache Corporation ................       763,681
     40,900   Burlington Resources, Inc. ........     2,065,450
     24,200   Canadian Hunter Exploration Ltd.+ .       661,387
      7,430   Devon Energy Corporation ..........       453,007
     68,170   Encal Energy Ltd.+ ................       483,359
     22,500   EOG Resources, Inc. ...............     1,230,469
      1,934   Forest Oil Corporation+ ...........        71,302
      7,600   Louis Dreyfus Natural Gas Corporation+    348,175
     16,100   Penn West Petroleum Ltd.+ .........       400,889
     41,890   Pennaco Energy, Inc. + ............       822,091
     30,030   Rio Alto Exploration Ltd.+ ........       651,779
     30,200   Shell Canada Ltd., Class A ........       786,160
     15,490   Talisman Energy, Inc.+ ............       573,910
    196,000   Windsor Energy Corporation+ .......             0
                                                    -----------
                                                     11,188,103
                                                    -----------
   OIL/GAS -- INTEGRATED -- 27.0%
    169,100   Australian Gas Light Company Ltd. .     1,195,552
     18,270   BP Amoco Plc, ADR .................       874,676
    178,600   ENI S.p.A .........................     1,140,207
     44,583   Exxon Mobil Corporation ...........     3,875,935
     25,400   Petro-Canada ......................       645,142
     12,600   Petroleo Brasileiro S.A. ..........       313,386
      8,200   Petroleo Brasileiro S.A., ADR+ ....       207,050
     16,900   Phillips Petroleum Company ........       961,188

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL/GAS -- INTEGRATED -- (CONTINUED)
     83,090   Shell Transport & Trading Company Plc $   681,418
      9,900   TotalFinaELF S.A. .................     1,472,257
                                                    -----------
                                                     11,366,811
                                                    -----------
   OIL/GAS -- REFINING -- 0.3%
     42,500   S.P. Interoil +** .................       116,875
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 5.7%
     45,100   Abitibi-Consolidated, Inc. ........       414,365
     20,800   Bowater, Inc. .....................     1,172,600
     33,630   Stora Enso Oyj, Class R ...........       397,824
     12,800   UPM-Kymmene Oyj+ ..................       439,229
                                                    -----------
                                                      2,424,018
                                                    -----------
   PLATINUM/MINING -- 7.2%
     27,960   Anglo American Platinum Corporation
                Ltd. ............................     1,304,550
    167,200   Aquarius Platinum Ltd.+ ...........       857,937
     16,840   Impala Platinum Holdings Ltd. .....       858,237
                                                    -----------
                                                      3,020,724
                                                    -----------
   SERVICES -- 0.0%#
      4,408   Online Advantage Ltd.+ ............           294
                                                    -----------
   UTILITIES -- 1.5%
     11,589   The AES Corporation+ ..............       641,741
                                                    -----------
              Total Common Stocks
               (Cost $39,222,840) ...............    41,179,280
                                                    -----------
WARRANTS -- 0.0%#
        604   Forest Oil Corporation ............         9,060
        604   Forest Oil Corporation ............         8,456
      3,983   Precision Drilling Corporation ....             0
                                                    -----------
              Total Warrants
               (Cost $104,252) ..................        17,516
                                                    -----------
TOTAL INVESTMENTS (COST $39,327,092*) ....  97.8%    41,196,796
OTHER ASSETS AND LIABILITIES (NET) .......   2.2        912,308
                                           -----    -----------
NET ASSETS ............................... 100.0%   $42,109,104
                                           =====    ===========
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $39,948,706.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +  Non-income producing security.
  # Amount is less than 0.01%.

The summary of investments by country at December 31, 2000 was as follows:

     COUNTRY                          % OF TOTAL INVESTMENTS
     -------                          --------------------
     Australia .....................           8.0%
     Brazil ........................           1.3
     Canada ........................          15.6
     Finland .......................           1.9
     France ........................           4.7
     Italy .........................           2.8
     Korea .........................           1.7
     South Africa ..................           7.3
     United Kingdom ................           7.6
     United States .................          49.1
                                             -----
                                             100.0%
                                             =====

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 100.8%
   BRAZIL -- 11.6%
     17,700   Aracruz Celulose S.A., ADR .........  $   264,394
     18,800   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      686,200
     35,270   Companhia de Bebidas das Americas, ADR    908,202
     27,200   Companhia Paranaese
               de Energia-Copel, ADR .............      229,500
  3,878,800   Companhia Siderurgica Nacional .....      123,525
      7,000   Companhia Siderurgica Nacional, ADR       225,750
     21,300   Companhia Vale do Rio Doce, ADR ....      524,512
     44,100   Embratel Participacoes S.A., ADR ...      691,819
     68,000   Petroleo Brasileiro S.A., ADR+ .....    1,717,000
     31,200   Tele Centro Oeste Celular
               Participacoes, ADR ................      302,250
     43,300   Tele Norte Leste Participacoes
               S.A., ADR .........................      987,781
      6,000   Telemig Celular Participacoes
               S.A., ADR .........................      357,000
                                                    -----------
                                                      7,017,933
                                                    -----------
   CHILE -- 2.0%
     16,300   Companhia de Telecomunicaciones
               de Chile S.A., ADR+ ...............      214,956
     16,400   Distribucion y Servicio D&S S.A., ADR     285,975
     17,200   Embotelladora Andina S.A.,
               Class A, ADR ......................      206,400
     22,700   Empresa Nacional de Electricidad S.A.,
               ADR+ ..............................      246,862
      6,000   Vina Concha Y Toro S.A., ADR .......      234,000
                                                    -----------
                                                      1,188,193
                                                    -----------
   CHINA -- 0.3%
    562,000   Yanzhou Coal Mining Company Ltd.,
               Class H ...........................      154,912
                                                    -----------
   GREECE -- 2.8%
     29,400   Alpha Bank A.E. ....................      998,295
     49,100   Hellenic Telecommunications Org. S.A.     724,907
                                                    -----------
                                                      1,723,202
                                                    -----------
   HONG KONG -- 8.2%
  1,050,000   Brilliance China Automotive
               Holdings Ltd. .....................      286,061
    449,500   China Mobile (Hong Kong) Ltd.+ .....    2,454,990
    146,000   Citic Pacific Ltd. .................      517,557
  1,112,000   Huaneng Power International, Inc.,
               Class H ...........................      538,186
    918,000   Legend Holdings Ltd. ...............      576,699
  3,664,000   PetroChina Company Ltd. ............      610,674
                                                    -----------
                                                      4,984,167
                                                    -----------
   HUNGARY -- 2.3%
      3,800   Gedeon Richter Ltd., GDR** .........      224,361
     35,700   Magyar Tavkozlesi Rt., ADR .........      729,619
     11,500   Mol Magyar Olaj-es Gazipari Rt., GDR**    191,762
      4,800   OTP Bank Rt., GDR** ................      267,600
                                                    -----------
                                                      1,413,342
                                                    -----------
   INDIA -- 8.8%
     14,300   Dr. Reddy's Laboratories Ltd., GDR**      389,879
      7,800   Hindalco Industries Ltd., GDR** ....      126,356
    252,900   The India Fund, Inc.+(1)^ ..........    3,066,412
     30,300   I.T.C. Ltd., GDR** .................      590,850
      1,900   Infosys Technologies Ltd., ADR .....      175,275
     12,120   Mahanagar Telephone Nigam Ltd., GDR**      93,003
      5,200   Ranbaxy Laboratories Ltd., GDR** ...       85,150
     22,050   Reliance Industries Ltd., GDR** ....      320,263
     82,500   SSI Ltd., GDR+**^ ..................      241,312
      4,100   Wipro Ltd., ADR+ ...................      205,512
                                                    -----------
                                                      5,294,012
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   INDONESIA -- 1.1%
    202,000   PT Gudang Garam Tbk ................  $   271,421
    591,500   PT Ramayana Lestari Sentosa Tbk^ ...      320,969
    454,000   PT Telekomunikasi Indonesia ........       96,196
                                                    -----------
                                                        688,586
                                                    -----------
   ISRAEL -- 7.4%
     99,900   Bank Hapoalim Ltd. .................      289,804
    125,000   Bank Leumi Le-Israel ...............      289,662
     89,800   Bezeq Israeli Telecommunication
               Corporation Ltd. ..................      481,923
     14,500   Check Point Software
               Technologies Ltd.+ ................    1,936,656
      6,850   ECI Telecom Ltd. ...................       95,793
      2,000   Gilat Satellite Networks Ltd.+ .....       51,000
      4,800   IDB Holding Corporation Ltd. .......      169,279
     12,075   Orbotech Ltd.+ .....................      450,548
      9,700   Teva Pharmaceutical Industries
               Ltd., ADR .........................      710,525
                                                    -----------
                                                      4,475,190
                                                    -----------
   KOREA -- 9.7%
     68,720   Kookmin Bank+ ......................      809,429
      9,091   Kookmin Bank, GDR** ................      113,865
     32,310   Korea Electric Power Corporation+ ..      602,779
     12,389   Korea Telecom Corporation, ADR .....      384,059
      8,980   Kumkang Korea Chemical Company Ltd.       308,798
      1,800   Pohang Iron & Steel Company Ltd. ...      108,854
     34,500   Pohang Iron & Steel Company Ltd., ADR     536,906
      6,310   Samsung Electronics                       788,126
     16,696   Samsung Electronics, GDR** .........    1,193,764
      4,360   SK Telecom Company Ltd.+ ...........      872,000
      5,870   SK Telecom Company Ltd., ADR+ ......      138,312
                                                    -----------
                                                      5,856,892
                                                    -----------
   MALAYSIA -- 3.7%
     50,800   British American Tobacco (Malaysia)
               Berhad ............................      467,890
    166,600   Malayan Banking Berhad .............      591,862
    309,000   Tanjong Plc ........................      581,402
    201,000   Tenaga Nasional Berhad .............      613,572
                                                    -----------
                                                      2,254,726
                                                    -----------
   MEXICO -- 11.6%
     15,400   Coca-Cola Femsa S.A., ADR ..........      344,575
     14,100   Fomento Economico Mexicano
               S.A. de C.V., ADR .................      421,238
     72,600   Grupo Carso S.A. de C.V., Series A1+      178,695
    789,800   Grupo Financiero Banamex Accival
               S.A. de C.V., Series O+ ...........    1,292,151
    201,300   Grupo Modelo S.A. de C.V., Series C       515,374
     19,700   Grupo Televisa S.A., GDR+ ..........      885,269
     17,800   Panamerican Beverages Inc., Class A       252,538
     48,680   Telefonos de Mexico S.A., Class L, ADR  2,196,685
    465,900   Wal-Mart de Mexico S.A. de C.V.+ ...      927,095
                                                    -----------
                                                      7,013,620
                                                    -----------
   POLAND -- 1.6%
     20,200   Bank Polska Kasa Opieki S.A., GDR+**      310,070
     22,100   Polski Koncern Naftowy Orelen
               S.A., GDR** .......................      245,310
     58,700   Telekomunikacja Polska S.A., ADR** .      392,040
                                                    -----------
                                                        947,420
                                                    -----------
   RUSSIA -- 4.3%
     24,000   AO Tatneft, ADR ....................      169,500
      7,800   Mobile Telesystems, ADR+ ...........      187,200
     26,650   OAO Lukoil Holding, ADR ............      986,050
     56,300   RAO Unified Energy System, ADR^ ....      461,660
     77,500   Surgutneftegaz, ADR+ ...............      806,000
                                                    -----------
                                                      2,610,410
                                                    -----------



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2000

                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------
COMMON STOCKS -- (CONTINUED)
   SOUTH AFRICA -- 8.3%
    243,900   African Bank Investments Ltd.+ .....  $   172,373
     24,300   Anglo American Platinum Corporation
               Ltd. ..............................    1,133,783
     20,400   De Beers-Centenary Linked Unit .....      538,968
    412,900   FirstRand Ltd. .....................      458,171
     11,700   Impala Platinum Holdings Ltd. ......      596,281
      7,600   Investec Group Ltd.+^ ..............      252,998
     38,300   Johnnic Holdings Ltd.+ .............      421,451
     29,900   Liberty Group Ltd. .................      266,611
     20,100   Nedcor Ltd. ........................      454,041
     32,400   Sappi Ltd.+ ........................      231,550
     77,300   Sasol Ltd. .........................      499,845
                                                    -----------
                                                      5,026,072
                                                    -----------
   TAIWAN -- 13.0%
    202,786   Asustek Computer, Inc., GDR** ......      623,567
    136,272   China Steel Corporation, ADR**+ ....    1,639,449
    115,218   Hon Hai Precision Industry
               Company Ltd., GDR** ...............    1,356,692
     77,964   Synnex Technology International
               Corporation, GDR** ................      455,310
    148,137   Taiwan Semiconductor
               Manufacturing Company Ltd., ADR+ ..    2,555,363
     69,700   United Microelectronics
               Corporation, ADR+ .................      575,025
     71,348   Winbond Electronics Corporation, GDR+**   683,671
                                                    -----------
                                                      7,889,077
                                                    -----------
   THAILAND -- 1.4%
     40,000   Advanced Info Service Public
               Company Ltd. (Foreign) ............      387,275
     87,000   BEC World Public Company Ltd.
               (Foreign)^ ........................      441,217
                                                    -----------
                                                        828,492
                                                    -----------
   TURKEY -- 1.0%
 16,109,890   Dogan Yayin Holdings A.S.+ .........      111,757
 21,602,770   Hurriyet Gazetecilik ve
               Matbaacilik A.S.+ .................      130,525
 13,363,400   Turkiye Is Bankasi, Class C ........      219,301
 23,010,592   Yapi ve Kredi Bankasi A.S.+ ........      118,434
                                                    -----------
                                                        580,017
                                                    -----------
   UNITED KINGDOM -- 0.7%
     64,450   Dimension Data Holdings Plc+ .......      437,612
                                                    -----------
   VENEZUELA -- 1.0%
     31,700   Compania Anonima Nacional
               Telefonos de Venezuela, ADR .......      600,319
                                                    -----------
              Total Common Stocks
               (Cost $75,028,148) ................   60,984,194
                                                    -----------

                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------
PREFERRED STOCK -- 1.6%
   (Cost $900,648)
   BRAZIL -- 1.6%
 10,327,800   Banco Itau S.A. ....................  $   979,822
                                                    -----------
TOTAL INVESTMENTS (COST $75,928,796*) ...  102.4%    61,964,016
OTHER ASSETS AND LIABILITIES (NET) ......   (2.4)    (1,422,956)
                                           -----    -----------
NET ASSETS ..............................  100.0%   $60,541,060
                                           =====    ===========
 ------------------------------
 *  Aggregate cost for Federal tax purposes is $78,756,166.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid Security.
 +  Non-income producing security.
(1) Closed end fund.

The industry classification of the Developing World Series at December 31, 2000 was as follows:

INDUSTRY CLASSIFICATION           % OF NET ASSETS  VALUE (NOTE 1)
-----------------------           ---------------  -------------
Automotive ........................     0.5%        $   286,061
Banks .............................     9.0           5,442,185
Broadcast, Radio and Television ...     2.6           1,568,768
Computer Industry .................     5.9           3,581,552
Consumer Products .................     1.2             739,311
Diversified Operations ............     1.5             901,764
Electronics .......................    12.7           7,651,731
Financial Services ................     9.6           5,832,835
Food and Beverages ................     6.9           4,159,376
Health Care .......................     1.5             934,886
Insurance .........................     0.4             266,611
Leisure/Entertainment .............     1.0             581,402
Manufacturing .....................     5.0           3,040,626
Metals/Mining .....................     5.1           3,071,981
Oil and Gas .......................     7.6           4,615,467
Paper and Forest Products .........     0.8             495,944
Pharmaceuticals ...................     0.8             475,029
Retail ............................     2.5           1,534,039
Semiconductors ....................     1.0             575,025
Services ..........................     0.4             241,313
Telecommunications ................    21.9          13,275,551
Utilities .........................     4.5           2,692,559
                                      ------        -----------
TOTAL INVESTMENTS                     102.4%         61,964,016
OTHER ASSETS AND LIABILITIES (NET)     (2.4)         (1,422,956)
                                      ------        -----------
NET ASSETS                            100.0%        $60,541,060
                                      =====         ===========

The activity for investments in Common Stocks of Affiliates is as follows:

                  SHARES AT SHARES AT                      REALIZED
  DESCRIPTION     12/31/99  12/31/00  DIFFERENCE DIVIDENDS   GAINS
  -----------     --------  --------  ---------- --------- --------
Turkiye Is Bankasi,
   Class C       20,428,700 13,363,400 (7,065,300) $3,733 $490,039
Yapi ve Kredi
   Bankasi A.S.  17,250,872 23,010,592  5,759,720       0   51,664

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 2000

                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------
COMMON STOCKS -- 99.1%
   BRAZIL -- 11.5%
      7,210   Aracruz Celulose S.A., ADR .........  $   107,699
      7,458   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      272,217
     14,225   Companhia de Bebidas das Americas, ADR    366,294
     10,700   Companhia Paranaese de
               Energia-Copel, ADR ................       90,281
  4,408,800   Companhia Siderurgica Nacional .....      140,404
      8,664   Companhia Vale do Rio Doce, ADR+ ...      213,351
     17,900   Embratel Participacoes S.A., ADR+ ..      280,806
      3,823   Petroleo Brasileiro S.A. ...........       95,085
     23,600   Petroleo Brasileiro S.A., ADR+ .....      595,900
     12,700   Tele Centro Oeste Celular
               Participacoes, ADR ................      123,031
     17,451   Tele Norte Leste Participacoes
               S.A., ADR .........................      398,101
      2,400   Telemig Celular Participacoes
               S.A., ADR .........................      142,800
                                                    -----------
                                                      2,825,969
                                                    -----------
   CHILE -- 1.8%
      6,000   Companhia de Telecomunicaciones
               de Chile S.A., ADR+ ...............       79,125
      6,000   Distribucion y Servicio D&S S.A., ADR     104,625
      6,300   Embotelladora Andina S.A., Class A, ADR    75,600
      8,300   Empresa Nacional de Electricidad S.A.,
               ADR+ ..............................       90,263
      2,200   Vina Concha Y Toro S.A., ADR .......       85,800
                                                    -----------
                                                        435,413
                                                    -----------
   GREECE -- 2.9%
     12,200   Alpha Bank A.E. ....................      414,258
     20,324   Hellenic Telecommunications Org. S.A.     300,061
                                                    -----------
                                                        714,319
                                                    -----------
   HONG KONG -- 8.3%
    430,000   Brilliance China Automotive
               Holdings Ltd. .....................      117,149
    196,500   China Mobile (Hong Kong) Ltd.+ .....    1,073,205
     61,000   Citic Pacific Ltd. .................      216,240
    332,000   Huaneng Power International, Inc.,
               Class H ...........................      160,681
    358,000   Legend Holdings Ltd. ...............      224,900
  1,438,000   PetroChina Company Ltd.+ ...........      239,669
                                                    -----------
                                                      2,031,844
                                                    -----------
   HUNGARY -- 2.2%
      1,600   Gedeon Richter Ltd., GDR** .........       94,468
     14,500   Magyar Tavkozlesi Rt., ADR .........      296,344
      3,300   Mol Magyar Olaj-es Gazipari Rt., GDR**     55,028
      1,900   OTP Bank Rt., GDR** ................      105,925
                                                    -----------
                                                        551,765
                                                    -----------
   INDIA -- 8.6%
      5,400   Dr. Reddy's Laboratories Ltd., GDR**      147,227
      3,500   Hindalco Industries Ltd., GDR** ....       55,315
    103,200   The India Fund, Inc.+(1) ...........    1,251,300
     11,700   I.T.C. Ltd., GDR** .................      228,150
        700   Infosys Technologies Ltd., ADR .....       64,575
      6,900   Mahanagar Telephone Nigam Ltd., GDR**      52,947
      2,600   Ranbaxy Laboratories Ltd., GDR** ...       42,575
      8,100   Reliance Industries Ltd., GDR** ....      129,600
     26,100   SSI Ltd., GDR+** ...................       76,343
      1,500   Wipro Ltd., ADR+ ...................       75,188
                                                    -----------
                                                      2,123,220
                                                    -----------
   INDONESIA -- 1.1%
     99,000   PT Gudang Garam Tbk ................      133,023
    195,000   PT Ramayana Lestari Sentosa Tbk ....      105,814
    164,000   PT Telekomunikasi Indonesia ........       34,749
                                                    -----------
                                                        273,586
                                                    -----------


                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------
   ISRAEL -- 7.3%
     40,300   Bank Hapoalim, Ltd. ................  $   116,908
     49,200   Bank Leumi Le-Israel ...............      114,011
     39,000   Bezeq Israeli Telecommunication
               Corporation, Ltd. .................      209,298
      5,700   Check Point Software
               Technologies Ltd.+ ................      761,306
      2,900   ECI Telecom Ltd. ...................       40,555
        828   Gilat Satellite Networks Ltd.+ .....       21,114
      1,900   IDB Holding Corporation, Ltd.+ .....       67,006
      4,812   Orbotech Ltd.+ .....................      179,548
      3,800   Teva Pharmaceutical Industries
               Ltd., ADR .........................      278,350
                                                    -----------
                                                      1,788,096
                                                    -----------
   KOREA -- 9.6%
     31,660   Kookmin Bank+ ......................      372,912
     13,560   Korea Electric Power Corporation+ ..      252,977
      5,084   Korea Telecom Corporation, ADR+ ....      157,604
      2,530   Kumkang Korea Chemical Company, Ltd.       87,000
        870   Pohang Iron & Steel Company Ltd. ...       52,613
     14,080   Pohang Iron & Steel Company
               Ltd., ADR .........................      219,120
      6,354   Samsung Electronics+ ...............      793,622
      2,110   SK Telecom Company Ltd. ............      422,000
                                                    -----------
                                                      2,357,848
                                                    -----------
   MALAYSIA -- 3.8%
     21,000   British American Tobacco (Malaysia)
               Berhad ............................      193,419
     71,000   Malayan Banking Berhad .............      252,234
    116,000   Tanjong Plc ........................      218,261
     86,000   Tenaga Nasional Berhad .............      262,524
                                                    -----------
                                                        926,438
                                                    -----------
   MEXICO -- 11.4%
      6,184   Coca-Cola Femsa S.A., ADR ..........      138,367
     54,481   Fomento Economico Mexicano S.A. de C.V.   162,448
     29,500   Grupo Carso S.A. de C.V., Series A1+       72,610
    315,284   Grupo Financiero Banamex Accival S.A.
               de C.V., Series O+ ................      515,820
     80,400   Grupo Modelo S.A. de C.V., Series C       205,842
      7,811   Grupo Televisa S.A., GDR+ ..........      351,007
      7,200   Panamerican Beverages Inc., Class A       102,150
     19,449   Telefonos de Mexico S.A., Class L, ADR    877,636
    186,000   Wal-Mart de Mexico S.A. de C.V.+ ...      370,122
                                                    -----------
                                                      2,796,002
                                                    -----------
   POLAND -- 1.6%
      8,400   Bank Polska Kasa Opieki S.A., GDR+**      128,940
     11,058   Polski Koncern Naftowy Orelen
               S.A., GDR** .......................      122,744
     22,375   Telekomunikacja Polska S.A., ADR+**       149,436
                                                    -----------
                                                        401,120
                                                    -----------
   RUSSIA -- 4.2%
     10,100   AO Tatneft, ADR ....................       71,331
      3,000   Mobile Telesystems, ADR+ ...........       72,000
     10,400   OAO Lukoil Holding, ADR ............      384,800
     22,000   RAO Unified Energy System, ADR^ ....      180,400
     30,375   Surgutneftegaz, ADR+ ...............      315,900
                                                    -----------
                                                      1,024,431
                                                    -----------
   SOUTH AFRICA -- 8.0%
    100,882   African Bank Investments Ltd. ......       71,297
      9,200   Anglo American Platinum
               Corporation Ltd. ..................      429,250
      7,700   De Beers-Centenary Linked Unit .....      203,434
    168,900   FirstRand Ltd. .....................      187,418
      4,401   Impala Platinum Holdings Ltd. ......      224,293
      3,200   Investec Group Ltd.+^ ..............      106,525
     15,639   Johnnic Holdings Ltd.+ .............      172,091
     12,400   Liberty Group Ltd. .................      110,568



                       See Notes to Financial Statements.

================================================================================

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 2000

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SOUTH AFRICA -- (CONTINUED)
      7,600   Nedcor Ltd. ........................  $   171,677
     13,363   Sappi Ltd. .........................       95,500
     29,302   Sasol Ltd. .........................      189,475
                                                    -----------
                                                      1,961,528
                                                    -----------
   TAIWAN -- 12.8%
     13,866   Advanced Semicondutor
               Engineering, Inc., Series E, ADR+ .       42,465
     82,076   Asustek Computer Inc., GDR** .......      252,384
     43,043   China Steel Corporation, ADR+** ....      517,835
     45,751   Hon Hai Precision Industry
               Company Ltd., GDR+** ..............      538,718
     36,180   Synnex Technology International
               Corporation, GDR** ................      211,291
     57,030   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ................      983,768
     32,400   United Microelectronics
               Corporation, ADR+ .................      267,300
     35,211   Winbond Electronics Corporation, GDR+**   337,399
                                                    -----------
                                                      3,151,160
                                                    -----------
   THAILAND -- 1.3%
     15,500   Advanced Info Service Public
               Company Ltd. (Foreign)+ ...........      150,069
     33,700   BEC World Public Company
               Ltd. (Foreign)^ ...................      170,908
                                                    -----------
                                                        320,977
                                                    -----------
   TURKEY -- 1.0%
  6,171,200   Dogan Yayin Holdings A.S.+ .........       42,811
  9,198,750   Hurriyet Gazetecilik ve
               Matbaacilik A.S.+ .................       55,579
  5,686,000   Turkiye Is Bankasi, Class C ........       93,310
  9,792,035   Yapi ve Kredi Bankasi A.S.+ ........       50,399
                                                    -----------
                                                        242,099
                                                    -----------
   UNITED KINGDOM -- 0.7%
     24,407   Dimension Data Holdings Plc+ .......      165,722
                                                    -----------
   VENEZUELA -- 1.0%
     12,800   Compania Anonima Nacional
               Telefonos de Venezuela, ADR .......      242,400
                                                    -----------
              Total Common Stocks
               (Cost $30,772,966) ................   24,333,937
                                                    -----------
PREFERRED STOCK -- 1.6%
   (Cost $357,240)
   BRAZIL -- 1.6%
  4,168,800   Banco Itau S.A. ....................      395,504
                                                    -----------
TOTAL INVESTMENTS (COST $31,130,206*) .... 100.7%    24,729,441
OTHER ASSETS AND LIABILITIES (NET) .......  (0.7)      (176,530)
                                           -----    -----------
NET ASSETS ............................... 100.0%   $24,552,911
                                           =====    ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes is $32,334,179.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ^  Illiquid security.
 +  Non-income producing security.
(1) Closed end fund.

The industry classification of the Emerging Markets Series at December 31, 2000 was as follows:

                                       % OF             VALUE
INDUSTRY CLASSIFICATION             NET ASSETS        (NOTE 1)
-----------------------             ----------        --------
Automotive ........................       0.5%      $   117,149
Banks .............................       9.0         2,216,079
Broadcast, Radio and Television ...       2.5           621,488
Computer Industry .................       6.6         1,620,417
Consumer Products .................       1.7           421,569
Diversified Operations ............       1.7           418,450
Electronics .......................      14.8         3,633,540
Financial Services ................       8.9         2,199,366
Food and Beverages ................       4.6         1,136,501
Health Care .......................       0.4            94,468
Insurance .........................       0.5           110,568
Leisure/Entertainment .............       0.9           218,261
Manufacturing .....................       4.4         1,072,287
Metals/Mining .....................       4.4         1,070,330
Oil and Gas .......................       9.3         2,281,224
Paper and Forest Products .........       0.8           203,200
Pharmaceuticals ...................       1.9           468,152
Retail ............................       3.5           852,778
Semiconductors ....................       0.2            42,465
Telecommunications ................      21.5         5,294,187
Utilities .........................       2.6           636,962
                                        -----       -----------
TOTAL INVESTMENTS .................     100.7%       24,729,441
OTHER ASSETS AND LIABILITIES (NET)       (0.7)         (176,530)
                                        -----       -----------
NETASSETS .........................     100.0%      $24,552,911
                                        =====       ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS
================================================================================

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

                                DECEMBER 31, 2000

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   --------                                           --------
CORPORATE BONDS AND NOTES -- 4.4%
   FINANCIAL SERVICES -- 2.7%
   $190,000   Cabco (Texaco Capital),
               6.891%(a) due 10/01/2001 ..........   $  181,202
                                                     ----------
   INDUSTRIAL -- 1.7%
    110,000   Philip Morris Companies, Inc.,
               6.000% due 07/15/2001 .............      108,998
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $289,532) ...................      290,200
                                                     ----------
U.S. TREASURY OBLIGATIONS -- 29.7%
   (Cost $1,956,531)
   U.S. TREASURY STRIP:
  1,975,000   7.562%(a) due 02/15/2001 ...........    1,963,962
                                                     ----------

     NUMBER OF                     EXPIRATION STRIKE
     CONTRACTS                        DATE     PRICE
     ---------                     ---------- ------
CALL OPTIONS PURCHASED -- 65.1%
        899  S&P Midcap Companies
               Index 400 European .03/06/2001 $178.50   302,997
      1,408  S&P Midcap Companies
               Index 400 European .03/06/2001  178.50   477,802
      4,335  S&P Midcap Companies
               Index 400 European .03/06/2001  178.50 1,469,890
        333  S&P 500 European .....03/06/2001  485.63   298,348
      1,590  S&P 500 European .....03/06/2001  485.63 1,330,547
        520  S&P 500 European .....03/06/2001  485.63   432,918
                                                     ----------
              Total Call Options Purchased
               (Cost $690,947) ....................   4,312,502
                                                     ----------
TOTAL INVESTMENTS (COST $2,937,010*) ....   99.2%     6,566,664
OTHER ASSETS AND LIABILITIES (NET) ......    0.8         50,883
                                           -----     ----------
NET ASSETS ..............................  100.0%    $6,617,547
                                           =====     ==========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
(a) The rate shown is the effective yield at date of purchase.

                       See Notes to Financial Statements.

    NOTES TO FINANCIAL STATEMENTS
================================================================================

                                  THE GCG TRUST
                                DECEMBER 31, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2000 the Trust had twenty nine operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Fully Managed Series ("FM"),Total Return Series ("TR"), Asset Allocation Growth Series ("AA"), Equity Income Series ("EI"), Investors Series ("I"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Diversified Mid-Cap Series ("DM"), Managed Global Series ("MG"), Large Cap Value Series ("LC"), All Cap Series ("AC"), Research Series ("R"), Capital Appreciation Series ("CA"), Growth and Income Series ("GI"), Capital Growth Series ("CG"), Strategic Equity Series ("SE"), Special Situations Series ("SS"), Mid-Cap Growth Series ("MC"), Small Cap Series ("SC"), Growth Series ("G"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Developing World Series ("DW"), Emerging Markets Series ("EM"), Market Manager Series ("MM"), and The Fund For Life Series. All of the Series are diversified except for GF, MG, AC, SS, MC, HA, and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.


(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.


Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.


Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.


Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.


(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long-term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The written option activity for FM for the year ended December 31, 2000 was as follows:

                                                NUMBER OF
                                                CONTRACTS       PREMIUMS
                                              -------------   ------------
Options outstanding at December 31, 1999 ....        75          $50,398
Options written during the period ...........        --               --
Options expired during the period ...........        75           50,398
Options closed during the period ............        --               --
                                                 ------          -------
Options outstanding at December 31, 2000 ....        --               --
                                                 ======          =======

The written option activity for I for the period ended December 31, 2000 was as follows:

                                                NUMBER OF
                                                CONTRACTS       PREMIUMS
                                              -------------   ------------
Options outstanding at December 31, 1999 ....        --               --
Options written during the period ...........       153          $35,348
Options expired during the period ...........        58           13,813
Options closed during the period ............        57           17,476
                                                 ------          -------
Options outstanding at December 31, 2000 ....        38          $ 4,059
                                                 ======          =======

The written option activity for AC for the period ended December 31, 2000 was as follows:

                                                NUMBER OF
                                                CONTRACTS       PREMIUMS
                                              -------------   ------------
Options outstanding at December 31, 1999 ....        --               --
Options written during the period ...........       241          $63,076
Options expired during the period ...........        13            2,209
Options closed during the period ............       182           56,118
                                                 ------          -------
Options outstanding at December 31, 2000 ....        46          $ 4,749
                                                 ======          =======

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

The written option activity for CA for the year ended December 31, 2000 was as follows:

                                                  NUMBER OF
                                                  CONTRACTS       PREMIUMS
                                                -------------   ------------
Options outstanding at December 31, 1999 .....         --               --
Options written during the period ............      1,943       $1,527,515
Options exercised during the period ..........        210          101,273
Options expired during the period ............        162           33,285
Options closed during the period .............         --               --
                                                   ------       ----------
Options outstanding at December 31, 2000 .....      1,571       $1,392,957
                                                   ======       ==========

The written option activity for SE for the year ended December 31, 2000 was as follows:

                                                 NUMBER OF
                                                 CONTRACTS       PREMIUMS
                                               -------------   ------------
Options outstanding at December 31, 1999 .....        --               --
Options written during the period ............     1,168         $867,333
Options exercised during the period ..........        --               --
Options expired during the period ............        --               --
Options closed during the period .............     1,168          867,333
                                                  ------         --------
Options outstanding at December 31, 2000 .....        --               --
                                                  ======         ========

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2000, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 2000 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 2000 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) Repurchase Agreements: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) Reverse Repurchase Agreements: Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Series enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $10,125,000, the average amount outstanding was $10,095,833, and the daily weighted average interest rate was 4.80%.

(F) Federal Income Taxes: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(G) Securities Transactions and Investment Income: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(H) Dividends and Distributions to Shareholders: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. FEES AND  OTHER  TRANSACTIONS  WITH  AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Series:

  SERIES                                                         FEE
  ------                                                         ----

                                                                (based on combined assets of the indicated Groups of Series)
Liquid Asset Series and Limited Maturity Bond Series            0.60% on the first $200 million in combined assets of these Series;
                                                                0.55% on the next $300 million; and
                                                                0.50% on the amount over $500 million

Global Fixed Income Series                                      1.60%

Fully Managed Series,  Equity Income Series, Value              1.00% on the first $750 million in combined assets of these Series;
Equity Series, Rising Dividends Series, Capital                 0.95% on the next $1.250 billion;
Appreciation Series, Strategic Equity Series,  Small Cap        0.90% on the next $1.5 billion; and
Series, Real Estate Series and Hard Assets Series               0.85% on the amount over $3.5 billion

Total Return Series, Research Series and Mid-Cap                1.00% on the first $250 million in combined assets of these Series;
Growth Series                                                   0.95% on the next $400 million;
                                                                0.90% on the next $450 million; and
                                                                0.85% on the amount in excess of $1.1 billion

Investors Series and All Cap Series                             1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Growth and Income Series and Special Situations Series          1.10% on the first $250 million;
                                                                1.05% on the next $400 million;
                                                                1.00% on the next $450 million; and
                                                                0.95% on the amount in excess of $1.1 billion

Managed Global Series                                           1.25% on the first $500 million and
                                                                1.05% on the amount over $500 million

Large Cap Value Series                                          1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Asset Allocation Growth Series                                  1.00% of the first $500 million;
and Diversified Mid-Cap Series                                  0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Capital Growth Series and Growth Series                         1.10% on the first $250 million in combined assets of these Series;
                                                                1.05% on the next $400 million;
                                                                1.00% on the next $450 million; and
                                                                0.95% on the amount in excess of $1.1 billion

Developing World Series and Emerging Market Series              1.75%

Market Manager Series                                           1.00%

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                               PORTFOLIO MANAGER
-----                                -----------------
Liquid Asset Series                  ING Investment Management, LLC*
Limited Maturity Bond Series         ING Investment Management, LLC*
Global Fixed Income Series           Baring International Investment Limited*
Fully Managed Series                 T. Rowe Price Associates, Inc.
Total Return Series                  Massachusetts Financial Services Company
Asset Allocation Growth Series       Fidelity Management & Research Company
Equity Income Series                 T. Rowe Price Associates, Inc.
Investors Series                     Salomon Brothers Asset Management, Inc.
Value Equity Series                  Eagle Asset Management, Inc.
Rising Dividends Series              Kayne Anderson Rudnick Investment Management, LLC
Diversified Mid-Cap Series           Fidelity Management & Research Company
Managed Global Series                Capital Guardian Trust Company
Large Cap Value Series               Capital Guardian Trust Company
All Cap Series                       Salomon Brothers Asset Management, Inc.
Research Series                      Massachusetts Financial Services Company
Capital Appreciation Series          A I M Capital Management Group, Inc.
Growth and Income Series             Janus Capital Corporation
Capital Growth Series                Alliance Capital Management L.P.
Strategic Equity Series              A I M Capital Management Group, Inc.
Special Situations Series            Janus Capital Corporation
Mid-Cap Growth Series                Massachusetts Financial Services Company
Small Cap Series                     Capital Guardian Trust Company
Growth Series                        Janus Capital Corporation
Real Estate Series                   The Prudential Investment Corporation
Hard Assets Series                   Baring International Investment Limited*
Developing World Series              Baring International Investment Limited*
Emerging Markets Series              Baring International Investment Limited*
Market Manager Series                ING Investment Management, LLC*

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

During the year ended December 31, 2000, in the ordinary course of business, the following Series paid commissions to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions:

                                           AMOUNT OF
SERIES                                    COMMISSIONS
--------                                  -----------
Fully Managed Series ...................   $    300
Equity Income Series ...................      1,270
Investors Series .......................        216
Managed Global Series ..................         35
All Cap Series .........................      1,512
Small Cap Series .......................     12,351
Real Estate Series .....................      1,962
Hard Assets Series .....................        505
Developing World Series ................        510

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies.
Effective May 18, 2000, each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board Meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays its Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000). Prior to May 18, 2000, unaffiliated Trustees were paid a fee of $6,000 per quarter, in addition to reimbursement for travel and incidental expenses incurred by them in connection with their attendance at Board Meetings.

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2000 were as follows:

                                              PURCHASES             SALES
                                              ---------             -----
Liquid Asset Series                                    --                  --
Limited Maturity Bond Series               $  328,355,617      $  291,241,166
Global Fixed Income Series                     60,573,146          47,428,206
Fully Managed Series                          134,974,922         113,543,472
Total Return Series                           783,831,795         755,058,965
Asset Allocation Growth Series                  7,675,206             567,047
Equity Income Series                          135,628,799         150,121,081
Investors Series                               39,578,930          15,306,477
Value Equity Series                           149,410,455         129,026,132
Rising Dividends Series                       398,869,189         341,373,778
Diversified Mid-Cap Series                     13,066,520           1,577,614
Managed Global Series                         287,334,456         219,323,546
Large Cap Value Series                        117,718,655          11,372,090
All Cap Series                                132,844,224          33,754,879
Research Series                             1,135,062,918         959,353,246
Capital Appreciation Series                   436,076,545         272,673,343
Growth and Income Series                       11,074,643             324,406
Capital Growth Series                         424,337,770         339,616,876
Strategic Equity Series                       933,139,618         702,111,215
Special Situations Series                       5,881,153             538,345
Mid-Cap Growth Series                       2,503,118,602       1,870,820,928
Small Cap Series                              727,674,207         507,968,599
Growth Series                               1,613,400,906         926,411,687
Real Estate Series                             69,353,031          46,750,457
Hard Assets Series                             87,532,315          84,149,241
Developing World Series                       117,933,742          88,840,789
Emerging Markets Series                        59,541,747          64,618,077
Market Manager Series                                  --             862,763

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

3.  PURCHASES AND SALES OF SECURITIES--(CONTINUED)

At December 31, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                               NET TAX
                                       TAX BASIS          TAX BASIS             BASIS
                                         GROSS              GROSS            UNREALIZED
                                      UNREALIZED         UNREALIZED         APPRECIATION/
                                     APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                     ------------       ------------       --------------
Liquid Asset Series ..............             --                  --                  --
Limited Maturity Bond Series .....   $  3,315,772        $    962,975       $   2,352,797
Global Fixed Income Series .......      1,715,296             872,335             842,961
Fully Managed Series .............     54,542,281          13,944,722          40,597,559
Total Return Series ..............     79,003,248          20,605,291          58,397,957
Asset Allocation Growth Series ...        332,791             518,665            (185,874)
Equity Income Series .............     28,772,688          25,183,556           3,589,132
Investors Series .................      2,386,312           2,527,750            (141,438)
Value Equity Series ..............     26,834,358          12,368,655          14,465,703
Rising Dividends Series ..........    183,704,322          61,635,410         122,068,912
Diversified Mid-Cap Series .......        966,141             519,470             446,671
Managed Global Series ............     25,756,637          40,552,071         (14,795,434)
Large Cap Value Series ...........     11,458,319          11,010,371             447,948
All Cap Series ...................      9,528,309          10,676,196          (1,147,887)
Research Series ..................    163,428,257         128,641,700          34,786,557
Capital Appreciation Series ......     46,897,609          52,215,240          (5,317,631)
Growth and Income Series .........        449,526             590,847            (141,321)
Capital Growth Series ............     95,990,242         116,650,841         (20,660,599)
Strategic Equity Series ..........     32,637,834          56,132,383         (23,494,549)
Special Situations Series ........        293,848             778,294            (484,446)
Mid-Cap Growth Series ............    207,216,643         441,926,454        (234,709,811)
Small Cap Series .................     72,549,496         225,614,202        (153,064,706)
Growth Series ....................    217,388,811         304,925,104         (87,536,293)
Real Estate Series ...............      9,053,499             453,473           8,600,026
Hard Assets Series ...............      3,538,155           2,290,065           1,248,090
Developing World Series ..........      1,544,661          18,336,811         (16,792,150)
Emerging Markets Series ..........        839,608           8,444,346          (7,604,738)
Market Manager Series ............      3,629,654                  --           3,629,654

4.  RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000

4.  RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)

Total restricted and/or illiquid securities at December 31, 2000 were as follows:

                                           FAIR VALUE     % OF NET ASSETS
                                           ----------     ---------------
Liquid Asset Series ....................   $29,944,967            4.17%
Limited Maturity Bond Series ...........     6,294,618            2.51%
Fully Managed Series ...................     7,013,795            1.88%
Total Return Series ....................    31,586,555            3.79%
Managed Global .........................       168,025            0.07%
Capital Growth Series ..................     4,115,680            0.73%
Mid-Cap Growth Series ..................     1,763,731            0.12%
Hard Assets Series .....................       221,868            0.53%
Developing World Series ................    14,087,530           23.27%
Emerging Markets Series ................     3,704,158           15.09%

5.  CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2000 which are available to offset future capital gains, if any:

                                       EXPIRING      EXPIRING    EXPIRING    EXPIRING       EXPIRING     EXPIRING       EXPIRING
  SERIES                                IN 2001       IN 2002     IN 2004     IN 2005        IN 2006      IN 2007        IN 2008
  ------                              ----------    ----------   --------    ---------      ---------   -----------    -----------
Liquid Asset Series .................     $172          $15      $1,432       $  816    $       537     $    1,576     $   13,770
Limited Maturity Bond Series ........       --           --          --        6,321             --      1,791,596      3,293,644
Global Fixed Income Series ..........       --           --          --           --             --             --      1,747,206
Asset Allocation Growth Series ......       --           --          --           --             --             --         11,212
Diversified Mid-Cap Series ..........       --           --          --           --             --             --        143,663
Capital Appreciation Series .........       --           --          --           --             --             --      7,592,381
Growth and Income Series ............       --           --          --           --             --             --            380
Real Estate Series ..................       --           --          --           --             --             --      2,503,725
Hard Assets Series ..................       --           --          --           --      5,310,830        986,485      1,395,577
Emerging Markets Series .............       --           --          --           --      7,562,744             --             --

6. CONSOLIDATION OF ALL-GROWTH SERIES AND GROWTH OPPORTUNITIES SERIES INTO MID-CAP GROWTH SERIES

On January 28, 2000, the consolidation of All-Growth Series and Growth Opportunities Series into Mid-Cap Growth Series took place at no cost to current contract holders. The separate accounts in the Series substituted shares of Mid-Cap Growth Series for shares of All-Growth Series and Growth Opportunities Series in a taxable exchange as follows:

   SERIES REPLACED                      SERIES SUBSTITUTED                SHARES ISSUED          VALUE OF NET ASSETS
   --------------                       ---------------------             -------------          -------------------
   All Growth Series                    Mid-Cap Growth Series                5,236,657              $147,987,926
   Growth Opportunities Series          Mid-Cap Growth Series                  228,824                 6,466,572

The aggregate net assets of the Mid-Cap Growth Series were $779,697,805 prior to the consolidation. The aggregate net assets of Mid-Cap Growth Series were $932,223,063 as a result of the consolidation

================================================================================

                                  THE GCG TRUST

                                DECEMBER 31, 2000


7.  FEDERAL INCOME TAXES

For the year ended December 31, 2000, permanent differences in book and tax accounting have been reclassified at year end to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

                                                                       INCREASE/(DECREASE)
                                                                          UNDISTRIBUTED      INCREASE/(DECREASE)
                                                INCREASE/(DECREASE)      NET INVESTMENT          ACCUMULATED
                                                  PAID-IN CAPITAL         INCOME/(LOSS)     REALIZED GAIN/(LOSS)
                                                -------------------    -------------------  --------------------
Limited Maturity Bond Series ...............                 --           $    14,165            $    (14,165)
Global Fixed Income Series .................        $(1,076,379)              438,176                 638,203
Fully Managed Series .......................                 --               (26,277)                 26,277
Total Return Series ........................                 --                23,318                 (23,318)
Equity Income Series .......................                 (4)             (157,952)                157,956
Investors Series ...........................                142                  (730)                    588
Value Equity Series ........................           (526,103)               (4,555)                530,658
Rising Dividends Series. ...................                 --               208,766                (208,766)
Diversified Mid-Cap Series .................                 --                  (625)                    625
Managed Global Series ......................             (8,980)             (136,704)                145,684
Large Cap Value Series .....................                 --                   (37)                     37
All Cap Series .............................                469                (2,144)                  1,675
Research Series ............................            (20,322)            2,716,389              (2,696,067)
Capital Growth Series ......................         (1,039,324)            2,680,545              (1,641,221)
Strategic Equity Series ....................           (737,723)              722,015                  15,708
Mid-Cap Growth Series ......................                 --             7,718,087              (7,718,087)
Growth Series ..............................            (98,118)           17,877,919             (17,779,801)
Real Estate Series .........................             42,297            (1,428,053)              1,385,756
Hard Assets Series .........................            (59,456)             (335,680)                395,136
Developing World Series ....................           (563,915)              535,633                  28,282
Emerging Markets Series ....................           (157,700)              368,357                (210,657)
Market Manager Series ......................                 --                    (2)                      2

    REPORT OF INDEPENDENT AUDITORS
================================================================================

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GCG TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The GCG Trust (Liquid Asset Series, Limited Maturity Bond Series, Global Fixed Income Series, Fully Managed Series, Total Return Series, Asset Allocation Growth Series, Equity Income Series, Investors Series, Value Equity Series, Rising Dividends Series, Diversified Mid-Cap Series, Managed Global Series, Large Cap Value Series, All Cap Series, Research Series, Capital Appreciation Series, Growth and Income Series, Capital Growth
Series, Strategic Equity Series, Special Situations Series, Mid-Cap Growth Series, Small Cap Series, Growth Series, Real Estate Series, Hard Assets Series, Developing World Series, Emerging Markets Series, Market Manager Series) (the "Trust") as of December 31, 2000, and the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed series of The GCG Trust at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                                    /S/SIGNATURE

February 7, 2001

    TAX INFORMATION -- (UNAUDITED)
================================================================================

                                  THE GCG TRUST
                       FISCAL YEAR ENDED DECEMBER 31, 2000

The amounts of long-term capital gains paid for the fiscal year ended December 31, 2000 were as follows:

               Fully Managed Series .....................   $ 17,021,785
               Total Return Series ......................     24,529,850
               Equity Income Series .....................      7,364,908
               Value Equity Series ......................        168,546
               Rising Dividends Series ..................     24,663,690
               Managed Global Series ....................     15,060,937
               Research Series ..........................    112,679,232
               Capital Appreciation Series ..............     11,085,068
               Capital Growth Series ....................     11,607,798
               Strategic Equity Series ..................     14,771,195
               Mid-Cap Growth Series ....................     44,091,824
               Small Cap Series .........................     30,756,562
               Growth Series ............................     29,737,740
               Developing World Series ..................        213,187
               Market Manager Series ....................        497,097

                      [This page left Intentionally Blank]

                                  THE GCG TRUST
                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           John R. Barmeyer, TRUSTEE*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY
                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                Directed Services, Inc., MANAGER AND DISTRIBUTOR
                     Ernst & Young LLP, INDEPENDENT AUDITORS

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